UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File number 811-22698

KraneShares Trust

(Exact name of registrant as specified in charter)

________

280 Park Avenue

32nd Floor

New York, New York 10017

(Address of principal executive offices) (Zip code)

Jonathan Krane

KraneShares Trust

280 Park Avenue

32nd Floor

New York, New York 10017

(Name and address of agent for service)

Copy to:

Stacy L. Fuller

K&L Gates LLP

1601 K Street NW

Washington, DC 20006-1600

Registrant’s telephone number, including area code: (212) 933-0393

Date of fiscal year end: March 31, 2022

Date of reporting period: March 31, 2022

Item 1. Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act, as amended (the “Act”) [17 CFR § 270.30e-1], is attached hereto.

Annual Report

KraneShares CICC China Leaders 100 Index ETF

KraneShares CSI China Internet ETF

KraneShares Bosera MSCI China A 50 Connect Index ETF
(Formerly, KraneShares Bosera MSCI China A Share ETF)

KraneShares Bloomberg China Bond Inclusion Index ETF
(Formerly, KraneShares Bloomberg Barclays China Bond Inclusion Index ETF)

KraneShares MSCI All China Index ETF

KraneShares MSCI One Belt One Road Index ETF

KraneShares Emerging Markets Consumer Technology Index ETF

KraneShares MSCI China Clean Technology Index ETF

KraneShares Electric Vehicles and Future Mobility Index ETF

KraneShares MSCI All China Health Care Index ETF

KraneShares Asia Pacific High Income Bond ETF
(Formerly, KraneShares Asia Pacific High Yield Bond ETF)

KraneShares Emerging Markets Healthcare Index ETF

KraneShares MSCI Emerging Markets ex China Index ETF

KraneShares MSCI China ESG Leaders Index ETF

KraneShares CICC China 5G & Semiconductor Index ETF

KraneShares CICC China Consumer Leaders Index ETF

KraneShares SSE STAR Market 50 Index ETF

KraneShares Hang Seng TECH Index ETF

KraneShares China Innovation ETF

KraneShares Global Carbon Transformation ETF

KraneShares Global Carbon Strategy ETF
(Formerly, KraneShares Global Carbon ETF)

KraneShares European Carbon Allowance Strategy ETF
(Formerly, KraneShares European Carbon Allowance ETF)

KraneShares California Carbon Allowance Strategy ETF
(Formerly, KraneShares California Carbon Allowance ETF)

March 31, 2022

The Funds file their complete schedules of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that KraneShares Trust uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to Fund securities during the most recent 12-month year ended June 30, are available (i) without charge, upon request, by calling 855-857-2638; and (ii) on the Commission’s website at http://www.sec.gov.

Fund shares may only be purchased or redeemed from a Fund in Creation Unit aggregations. Investors who cannot transact in Creation Units of a Fund’s shares must buy or sell Fund shares in the secondary market at their market price, which may be at a premium or discount to a Fund’s net asset value, with the assistance of a broker. In doing so, the investor may incur brokerage commissions and may pay more than net asset value when buying Fund shares and receive less than net asset value when selling Fund shares.

Shareholder Letter (Unaudited)

Dear Shareholders:

We are pleased to send you the Annual Report for KraneShares Exchange-traded funds (“ETFs”) for the 12-month period ended March 31, 2022.

For the period, the ETFs delivered the following returns:

Fund	Return*	Underlying Index Return**		Morningstar Peer Group Median Return
KraneShares CICC China Leaders 100 Index ETF (KFYP)	2.77%	4.06	%(a)	-23.15	%(1)
KraneShares CSI China Internet ETF (KWEB)	-57.99%	-57.84	%(b)	-23.15	%(1)
KraneShares Bosera MSCI China A 50 Connect ETF (KBA)	-7.96%	-7.68	%(c)	-23.15	%(1)
KraneShares Bloomberg China Bond Inclusion Index ETF (KBND)	4.89%	7.89	%(d)	-2.89	%(2)
KraneShares MSCI All China Index ETF (KALL)	-24.35%	-24.20	%(e)	-23.15	%(1)
KraneShares MSCI One Belt One Road Index ETF (OBOR)	-1.11%	-1.07	%(f)	14.23	%(3)
KraneShares Emerging Markets Consumer Technology Index ETF (KEMQ)	-43.57%	-41.15	%(g)	-5.85	%(4)
KraneShares MSCI China Clean Technology Index ETF (KGRN)	-8.61%	-11.48	%(h)	-23.15	%(1)
KraneShares Electric Vehicles and Future Mobility Index ETF (KARS)	0.04%	2.18	%(i)	2.67	%(5)
KraneShares MSCI All China Health Care Index ETF (KURE)	-28.88%	-28.03	%(j)	-23.15	%(1)
KraneShares Asia Pacific High Income Bond ETF (KHYB)	-19.73%	-22.88	%(k)	-6.48	%(6)
KraneShares Emerging Markets Healthcare Index ETF (KMED)	-25.77%	-25.63	%(l)	-5.85	%(4)
KraneShares MSCI Emerging Markets ex China Index ETF (KEMX)	0.57%	2.07	%(m)	-5.85	%(4)
KraneShares MSCI China ESG Leaders Index ETF (KESG)	-27.63%	-27.10	%(n)	N/A
KraneShares CICC China 5G & Semiconductor Index ETF (KFVG)	-14.56%	-12.44	%(o)	-23.15	%(1)
KraneShares CICC China Consumer Leaders Index ETF (KBUY)	-22.98%	-21.51	%(p)	-23.15	%(1)
KraneShares SSE STAR Market 50 Index ETF (KSTR)	-10.92%	-9.36	%(q)	-23.15	%(1)
KraneShares Hang Seng TECH Index ETF (KTEC)	-44.28%^	-43.26	%(r)	-26.77	%(1)
KraneShares China Innovation ETF (KGRO)	-24.19%^	N/A		N/A
KraneShares Global Carbon Transformation ETF (KGHG)	7.84%^	N/A		N/A
KraneShares Global Carbon Strategy ETF (KRBN)	64.71%	65.18	%(s)	N/A
KraneShares European Carbon Allowance Strategy ETF (KEUA)	15.24%^	14.59	%(t)	N/A
KraneShares California Carbon Allowance Strategy ETF (KCCA)	3.08%^	2.28	%(u)	N/A

*       Return based on net asset value as of March 31, 2022

^      Return period since Fund inception (less than one-year period)

**     Return as of March 31, 2022

	Morningstar Peer Group Median Return	Morningstar Peer Group Name
(1)	-23.15%	U.S. ETF China Region
(2)	-2.89%	U.S. ETF Emerging Markets Local Currency Bond
(3)	14.23%	U.S. ETF Infrastructure
(4)	-5.85%	U.S. ETF Diversified Emerging Markets
(5)	2.67%	U.S. ETF Industrials
(6)	-6.48%	U.S. ETF Emerging Markets Bond

Shareholder Letter (Unaudited) (continued)

(a)    The underlying index for KraneShares CICC China Leaders 100 Index ETF.

(b)    The underlying index for KraneShares CSI China Internet ETF.

(c)    The underlying index for KraneShares Bosera MSCI China A 50 Connect Index ETF.

(d)    The underlying index for KraneShares Bloomberg China Bond Inclusion ETF.

(e)    The underlying index for KraneShares MSCI All China Index ETF.

(f)     The underlying index for KraneShares MSCI One Belt One Road Index ETF.

(g)    The underlying index for KraneShares Emerging Markets Consumer Technology Index ETF.

(h)    The underlying index for KraneShares MSCI China Clean Technology Index ETF.

(i)     The underlying index for KraneShares Electric Vehicles and Future Mobility Index ETF.

(j)     The underlying index for KraneShares MSCI All China Health Care Index ETF.

(k)    The underlying index for KraneShares Asia Pacific High Income Bond ETF.

(l)     The underlying index for KraneShares Emerging Markets Healthcare Index ETF.

(m)    The underlying index for KraneShares MSCI Emerging Markets ex China Index ETF.

(n)    The underlying index for KraneShares MSCI China ESG Leaders Index ETF.

(o)    The underlying index for KraneShares CICC China 5G & Semiconductor Index ETF.

(p)    The underlying index for KraneShares CICC China Consumer Leaders Index ETF.

(q)    The underlying index for KraneShares SSE STAR Market 50 Index ETF.

(r)     The underlying index for KraneShares Hang Seng TECH Index ETF.

(s)    The underlying index for KraneShares Global Carbon Strategy ETF.

(t)     The underlying index for KraneShares European Carbon Allowance Strategy ETF.

(u)    The underlying index for KraneShares California Carbon Allowance Strategy ETF.

The Morningstar Fund China Region Category portfolios invest almost exclusively in stocks from China, Taiwan, and Hong Kong. These portfolios invest at least 70% of total assets in equities and invest at least 75% of stock assets in one specific region or a combination of China and/or Taiwan.

The Morningstar Fund China Region Category portfolios invest almost exclusively in stocks from China, Taiwan, and Hong Kong. These portfolios invest at least 70% of total assets in equities and invest at least 75% of stock assets in one specific region or a combination of China and/or Taiwan.

The Morningstar Fund Diversified Emerging Markets Category portfolios tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than those of the Middle East, Africa, or Europe. These portfolios invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income instruments among emerging markets.

The Morningstar Fund Emerging Markets Bond portfolios invest more than 65% of their assets in foreign bonds from developing countries. The largest portion of the emerging-markets bond market comes from Latin America, followed by Eastern Europe. Africa, the Middle East, and Asia make up the rest.

The Morningstar Fund Industrials Category portfolios seek capital appreciation by investing inequity securities of U.S. or non-U.S. companies that are engaged in services related to cyclical industries. This includes and is not limited to companies in aerospace and defense, automotive, chemicals, construction, environmental services, machinery, paper and transportation.

The Morningstar Fund Infrastructure Category portfolios invest more than 60% of their assets in stocks of companies engaged in infrastructure activities. Industries considered to be part of the infrastructure sector include: oil & gas midstream; waste management; airports; integrated shipping; railroads; shipping & ports; trucking; engineering & construction; infrastructure operations; and the utilities sector.

Shareholder Letter (Unaudited) (concluded)

The Morningstar Fund Emerging Markets Local Currency Bond Category portfolios invest more than 65% of their assets in foreign bonds from developing countries in the local currency. Funds in this category have a mandate to maintain exposure to currencies of emerging markets. The largest portion of the emerging markets bond market comes from Latin America, followed by Eastern Europe, Africa, the Middle East, and Asia.

We are encouraged by the steady progress being made by China to increase access to local and Mainland Chinese markets for international investors, as well as by the heightened demand and awareness of these markets in the global investor community.

•   We believe that China will continue to grow and be an essential element of a well-designed investment portfolio.

•   We believe that investors should have low-cost, transparent tools to obtain exposure to Chinese equity and fixed income markets.

•   Despite near term volatility due to concerns surrounding inflation, new regulations, and delisting risk, we believe the further development of China’s capital markets offers a long-term growth proposition.

•   We are dedicated to helping investors obtain more complete market exposures and more balanced investment portfolios.

Thank you for investing with us.

Jonathan Krane, CEO
March 31, 2022

Management Discussion of Fund Performance (Unaudited)

KraneShares CICC China Leaders 100 Index ETF

The KraneShares CICC China Leaders 100 Index ETF (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the CSI CICC Select 100 Index (the ‘‘Underlying Index’’).

The Underlying Index takes a smart-beta approach to systematically investing in companies listed in Mainland China. The strategy is based on China International Capital Corporation (“CICC”)’s latest research on China’s capital markets. This quantitative approach reflects CICC’s top down and bottom-up research process, seeking to deliver the 100 leading companies in Mainland China.

China A Share Review

Global equity markets made upward trends in the second half of 2021, as the world continued to recover from COVID-19. Equity markets in the U.S. and Europe were largely up for the period whereas China has experienced a bear market while remaining above pre-pandemic levels. However, a global equity and bond selloff occurred in the first quarter of 2022 as investors assessed the impact of the war in Ukraine, inflation, rising rates in the U.S., and supply chain disruptions, among other risks. Meanwhile, the yield on the 10-Year U.S. Treasury bond slightly increased by nearly 0.66% in the first three months of 2022 from 1.67% to 2.33% along with rising inflation in the United States. Interest rates in China did not follow the U.S. and fell by 0.10% during the same three-month period.

Mainland Chinese equities followed global equities higher in the second half of 2021 but fell slightly in the first three months of 2022. KFYP benefited from its exposure to the materials and industrials sectors, which saw strong performance within China A shares for the period.

We see three key positive catalysts for China’s equity and bond markets in the year to come:

•   China’s government seems to be adamant about supporting growth and reaching its GDP growth target of 5.5%, especially considering the political importance of 2022 as the National Party Congress (NPC) will convene to elect a president in the fall.

•   After battling through negative headlines, China’s internet companies saw some reprieve from a sentiment perspective in March 2022 after Vice Premier Liu He suggested that the latest regulatory cycle had come to an end and that China’s regulators were making good progress in solving issues surrounding the Holding Foreign Companies Accountable Act (HFCAA) by working with their counterparts in the US.

•   We believe the regulatory changes in real estate and falling property prices could redirect more flows to the equity markets. We believe the current economic cycle and regulations could provide tailwinds for the A-Shares markets in the short and long term, as many of the government’s goals will take decades to achieve.

China capital market overview (April 1, 2021 to March 31, 2022)

•   China’s equity market, as measured by the MSCI China All Shares Index, was down for the period, returning -24.20%, while China’s currency, the renminbi (RMB) appreciated 3.20% against the US dollar.

•   The best performing sectors across China’s equity markets included Energy (+49.39%), Materials (+4.75%), and Industrials (+1.21%).

•   The worst performing sectors across China’s equity markets were Real Estate (-33.73%), Communication Services (-38.30%), and Consumer Discretionary (-43.46%).

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China Leaders 100 Index ETF (continued)

By the Fund’s fiscal year end on March 31, 2022 (the “reporting period”), the NAV of the Fund increased by 2.77%, while the Underlying Index increased by 4.06%.

At the end of the reporting period, the Fund held 39.10% of the portfolio in the Financials sector and 20.17% in the Materials sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China Leaders 100 Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

	One Year Return			Three Year Return				Five Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares CICC China Leaders 100 Index ETF	2.77%	0.74	%‡	5.86	%‡	6.57	%‡	7.64	%‡	7.59	%‡	9.75	%‡	9.65	%‡
Hybrid KFYP Index (Net)**	N/A	4.06	%‡	N/A		7.77	%‡	N/A		7.44	%‡	N/A		10.04	%‡
S&P 500 Index	N/A	15.65	%‡	N/A		18.92	%‡	N/A		15.99	%‡	N/A		14.16	%‡

*       The Fund commenced operations on July 22, 2013.

**     The Hybrid KFYP Index (Net) consists of the CSI China Overseas Five Year Plan Index from the inception of the Fund through May 31, 2016, the Zacks New China Index from June 1, 2016 through November 1, 2018, and the CSI CICC Select 100 Index going forward. From June 1, 2016 to November 1, 2018, the Fund sought to provide investment results that, before fees and expenses, corresponded generally to the price and yield performance of the Zacks New China Index. Prior to June 1, 2016, the Fund was known as the KraneShares CSI New China ETF and sought to provide investment results that, before fees and expenses, corresponded generally to the price and yield performance of the CSI Overseas China Five Year Plan Index. Hybrid KFYP Index (Net) reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses, or other taxes.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China Leaders 100 Index ETF (concluded)

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.69%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CSI China Internet ETF

The KraneShares CSI China Internet ETF (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the CSI Overseas China Internet Index (the ‘‘Underlying Index’’).

The Underlying Index is designed to measure the performance of the investable universe of publicly traded China-based companies whose primary business or businesses are in the Internet and Internet-related sectors (‘‘China Internet Companies’’), as defined by the index sponsor, China Securities Index Co., Ltd. (‘‘CSI’’).

China Internet Review

China’s U.S. and Hong Kong-listed internet stocks exhibited a high level of volatility throughout the period due to concerns around the internet regulatory cycle in China and the delisting risk presented by the U.S. Holding Foreign Companies Accountable Act (HFCAA). Nonetheless, we continue to believe in the long-term prospects of China’s leading internet platforms and are encouraged by the generous share buyback and dividend packages announced by internet companies including Alibaba and JD.com, indicating boards’ belief that their stocks are undervalued.

The rollout of new regulations for China’s internet sector was swift and broad reaching, leading to investor uncertainty and a significant devaluation of internet stocks. Although many companies in China’s internet sector continued to grow revenues during the period of regulatory uncertainty and fines imposed were often more than covered by companies’ cash on hand, international investors sold off overseas-listed shares of China-based internet platforms. However, on March 16th, 2022, Vice Premier Liu He indicated that the internet regulatory cycle was coming to an end. As such, the first quarter of 2022 saw few enforcement actions.

In 2020, the U.S. passed the Holding Foreign Companies Accountable Act (HFCAA), which requires U.S.-listed foreign companies to allow the Public Company Accounting Board (PCAOB) to inspect their audit books and disclose government ownership, if any, or face delisting. While initially it appeared as though delisting might be inevitable, Vice Premier Liu He indicated in his March 16th speech that China and U.S. regulators had made good progress on solving the issue of audit reviews, suggesting that China’s law may change to allow for audit reviews by the PCAOB.

In response to the potential for delisting, and despite progress towards a solution, KWEB has begun to convert its U.S.-listed holdings to their Hong Kong-listed counterparts, where available. Although we remain optimistic about the prospects for a solution, we decided to carry on with our conversions to ensure that our clients are shielded from delisting risk. As of 31 March, 2022, KWEB was comprised of 73% Hong Kong listings, compared to only 25% on 31 March, 2021.

We see three key positive catalysts for China’s equity and bond markets in the year to come:

•   China’s government seems to be adamant about supporting growth and reaching its GDP growth target of 5.5%, especially considering the political importance of 2022 as the National Party Congress (NPC) will convene to elect a president in the fall.

•   After battling through negative headlines, China’s internet companies saw some reprieve from a sentiment perspective in March 2022 after Vice Premier Liu He suggested that the latest regulatory cycle had come to an end and that China’s regulators were making good progress in solving issues surrounding the Holding Foreign Companies Accountable Act (HFCAA) by working with their counterparts in the U.S.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CSI China Internet ETF (continued)

•   We believe the regulatory changes in real estate and falling property prices could redirect more flows to the equity markets. We believe the current economic cycle and regulations could provide tailwinds for the A-Shares markets in the short and long term, as many of the government’s goals will take decades to achieve.

China capital market overview (April 1, 2021 to March 31, 2022)

•   China’s equity market, as measured by the MSCI China All Shares Index, was down for the period returning -24.20%, while China’s currency, the renminbi (RMB) appreciated 3.2% against the U.S. dollar.

•   The best performing sectors across China’s equity markets included Energy (+49.39%), Materials (+4.75%), and Industrials (+1.21%).

•   The worst performing sectors across China’s equity markets were Real Estate (-33.73%), Communication Services (-38.30%), and Consumer Discretionary (-43.46%).

By the Fund’s fiscal year end on March 31, 2022 (the “reporting period”), the NAV of the Fund decreased by -57.99%, while the Underlying Index decreased by -57.84%.

At the end of the reporting period, the Fund held 42.91% of the portfolio in the Communication Services sector and 42.87% in the Consumer Discretionary sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CSI China Internet ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

	One Year Return			Three Year Return				Five Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares CSI China Internet ETF	-57.99%	-59.83	%‡	-12.17	%‡	-13.19	%‡	-4.73	%‡	-5.44	%‡	3.60	%‡	3.18	%‡
CSI Overseas China Internet Index	N/A	-57.84	%‡	N/A		-11.80	%‡	N/A		-4.33	%‡	N/A		-3.78	%‡
S&P 500 Index	N/A	15.65	%‡	N/A		18.92	%‡	N/A		15.99	%‡	N/A		14.27	%‡

*       The Fund commenced operations on July 31, 2013.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.70%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Bosera MSCI China A 50 Connect Index ETF

The KraneShares Bosera MSCI China A 50 Connect Index ETF (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the MSCI China A 50 Connect Index (the ‘‘Underlying Index’’).

The Underlying Index is constructed from the MSCI China A Index (the ‘Parent Index’), a broad-based benchmark index which captures large and mid-cap China A shares listed on the Shanghai and Shenzhen exchanges and accessible through the Northbound Stock Connect channel. The Index aims to reflect the performance of the 50 largest securities representing each Global Industry Classification Standard (GICS®) sector and reflecting the sector weight allocation of the Parent Index.

In 2021, the China Securities Regulatory Commission (CSRC) allowed the listing of A-Shares futures on the Hong Kong exchange, allowing investors to hedge and manage the risk of their A-Share exposure. Subsequently, MSCI launched the MSCI China A 50 Connect Index, which tracks the 50 largest and most liquid A shares for which Mainland-cleared hedging tools, such as futures, are available to foreign investors. On 8th November, 2021, the Fund began to track this index instead of the MSCI China A Index, in order to seek to reduce trading costs to the benefit of our clients.

China A Share Review:

Global equity markets followed an upward trend in the second half of 2021, as the world continued to recover from COVID-19. Equity markets in the U.S. and Europe were largely up for the period whereas China experienced a bear market while remaining above pre-pandemic levels. However, a global equity and bond selloff occurred in the first quarter of 2022 as investors assessed the impact of the war in Ukraine, inflation, rising rates in the U.S., and supply chain disruptions, among other risks. Meanwhile, the yield on the 10-Year U.S. Treasury bond slightly increased by nearly 0.66% in the first three months of 2022 from 1.67% to 2.33% along with rising inflation in the United States. Interest rates in China did not follow the U.S. and fell by 0.10% during the same three-month period.

Mainland China-listed equities (A Shares) were not spared from the downdraft in equities globally in the first quarter of 2022 following a modest bull market in 2021. However, Mainland China markets were less volatile than U.S. and European markets as China has not seen an equivalent rise in inflation nor a rise in government bond yields.

Liquidity conditions improved during the reporting period, to the benefit of Mainland-listed equities. The People’s Bank of China (PBOC), China’s central bank, loosened fiscal conditions during the period and cut key rates, which had remained stable through the pandemic and 2021.

China’s official Non-Manufacturing Purchasing Manager’s Index (PMI) was 48.4 in March, indicating a contraction in services demand, compared to an estimated 49.0 and February’s reading of 51.6, which indicated an expansion in services demand. China’s commitment to a COVID-19 zero policy and a decline in real estate prices dampened consumer confidence during the period, creating a significant headwind for Mainland China-listed equities. Furthermore, export demand has fallen significantly since the first half of 2021 as global stimulus fades, which also presented a headwind for Mainland-listed China equities. However, we believe China’s loose monetary stance could benefit equities in the near-term. Longer term, a real estate market rebound and/or an uptick in consumer sentiment may benefit Mainland-listed equities.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Bosera MSCI China A 50 Connect Index ETF (continued)

We see three key positive catalysts for China’s equity and bond markets in the year to come:

•   China’s government seems to be adamant about supporting growth and reaching its GDP growth target of 5.5%, especially considering the political importance of 2022 as the National Party Congress (NPC) will convene to elect a president in the fall.

•   After battling through negative headlines, China’s internet companies saw some reprieve from a sentiment perspective in March 2022 after Vice Premier Liu He suggested that the latest regulatory cycle had come to an end and that China’s regulators were making good progress in solving issues surrounding the Holding Foreign Companies Accountable Act (HFCAA) by working with their counterparts in the U.S.

•   We believe the regulatory changes in real estate and falling property prices could redirect more flows to the equity markets. We believe the current economic cycle and regulations could provide tailwinds for the A-Shares markets in the short and long term, as many of the government’s goals will take decades to achieve.

China capital market overview (April 1, 2021 to March 31, 2022)

•   China’s equity market, as measured by the MSCI China All Shares Index, was down for the period returning -24.20%, while China’s currency, the renminbi (RMB) appreciated 3.2% against the U.S. dollar.

•   The best performing sectors across China’s equity markets included Energy (+49.39%), Materials (+4.75%), and Industrials (+1.21%).

•   The worst performing sectors across China’s equity markets were Real Estate (-33.73%), Communication Services (-38.30%), and Consumer Discretionary (-43.46%).

By the Fund’s fiscal year end on March 31, 2022 (the “reporting period”), the NAV of the Fund decreased by -7.96%, while the Underlying Index decreased by -7.68%.

At the end of the reporting period, the Fund held 19.32% of the portfolio in the Financials sector and 15.86% in the Industrials sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Bosera MSCI China A 50 Connect Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

	One Year Return			Three Year Return				Five Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares Bosera MSCI China A 50 Connect Index ETF	-7.96%	-9.57	%‡	9.08	%‡	8.69	%‡	8.86	%‡	8.33	%‡	8.61	%‡	8.49	%‡
Hybrid KBA Index (Net)**	N/A	-7.68	%‡	N/A		9.77	%‡	N/A		8.02	%‡	N/A		9.61	%‡
S&P 500 Index	N/A	15.65	%‡	N/A		18.92	%‡	N/A		15.99	%‡	N/A		13.71	%‡

*       The Fund commenced operations on March 4, 2014.

**     The Hybrid KBA Index consists of the MSCI China A Index from the inception of the Fund through October 23, 2014, the MSCI China A International Index from October 23, 2014 through December 26, 2017, the MSCI China A Inclusion Index from December 27, 2017 to May 29, 2019, and the MSCI China A Index going forward. From October 23, 2014 through December 26, 2017, the Fund sought investment results that, before fees and expenses, corresponded to the price and yield performance of the MSCI China A International Index. Prior to October 23, 2014, the Fund sought investment results that, before fees and expenses, corresponded to the price and yield performance of the MSCI China A Index.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Bosera MSCI China A 50 Connect Index ETF (concluded)

a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, as supplemented, the Fund’s gross operating expense ratio is 0.79% and its net expense ratio is 0.56% due to a Fee Waiver whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.23% of the Fund’s average daily net assets until August 1, 2022. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Bloomberg China Bond Inclusion Index ETF

The KraneShares Bloomberg China Bond Inclusion Index ETF (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the Bloomberg China Inclusion Focused Bond Index (the ‘‘Underlying Index’’).

The Underlying Index is designed to track the performance of China’s onshore renminbi-denominated bond market. The Fund seeks to invest at least 80% of its assets in a basket of fixed income securities.

China Bond Market Review:

The yield on the 10-Year U.S. Treasury bond slightly increased by nearly 0.66% in the first three months of 2022 from 1.67% to 2.33% along with rising inflation in the United States. Interest rates in China did not follow the U.S. and fell by 0.10% during the same three-month period after remaining stable throughout 2021.

China’s government bonds offered a higher yield compared to U.S. treasuries (by 45 bps as of Q1 2022) and bonds offered by many European governments throughout the reporting period. China’s currency also continued to appreciate against the U.S. dollar, by 3.2% for the reporting period. However, rising rates in the U.S. may cause U.S. Treasury bonds to offer a yield that is on par with Chinese Treasury bonds, at least for those with tenors of 10 years or less. We believe this may lead to price pressure on some of the bonds held in the portfolio.

Moody’s continues to rate China as an A1 sovereign issuer thanks to the country’s steadily maintained foreign reserves, which currently total around $3 trillion, and government debt to GDP ratio of around 70% (as of Q4 2020).

We see three key positive catalysts for China’s equity and bond markets in the year to come:

•   China’s government seems to be adamant about supporting growth and reaching its GDP growth target of 5.5%, especially considering the political importance of 2022 as the National Party Congress (NPC) will convene to elect a president in the fall.

•   After battling through negative headlines, China’s internet companies saw some reprieve from a sentiment perspective in March 2022 after Vice Premier Liu He suggested that the latest regulatory cycle had come to an end and that China’s regulators were making good progress in solving issues surrounding the Holding Foreign Companies Accountable Act (HFCAA) by working with their counterparts in the U.S.

•   We believe the regulatory changes in real estate and falling property prices could redirect more flows to the equity markets. We believe the current economic cycle and regulations could provide tailwinds for the A-Shares markets in the short and long term, as many of the government’s goals will take decades to achieve.

China capital market overview (April 1, 2021 to March 31, 2022)

•   China’s equity market, as measured by the MSCI China All Shares Index, was down for the period returning -24.20%, while China’s currency, the renminbi (RMB) appreciated 3.2% against the U.S. dollar.

•   The best performing sectors across China’s equity markets included Energy (+49.39%), Materials (+4.75%), and Industrials (+1.21%).

•   The worst performing sectors across China’s equity markets were Real Estate (-33.73%), Communication Services (-38.30%), and Consumer Discretionary (-43.46%).

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Bloomberg China Bond Inclusion Index ETF (continued)

By the Fund’s fiscal year end on March 31, 2022 (the “reporting period”), the NAV of the Fund increased by 4.89%, while the Underlying Index increased by 7.89%.

At the end of the reporting period, the Fund held 94.44% of the portfolio in cash and 5.56% in the Financials sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Bloomberg China Bond Inclusion Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

	One Year Return			Three Year Return				Five Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares Bloomberg China Bond Inclusion Index ETF	4.89%	4.33	%‡	3.89	%‡	3.73	%‡	4.39	%‡	4.38	%‡	2.28	%‡	2.19	%‡
Bloomberg China Inclusion Focused Bond Index	N/A	7.89	%‡	N/A		5.28	%‡	N/A		5.43	%‡	N/A		3.29	%‡
S&P U.S. Treasury Bill 3-6 Month Index**	N/A	0.00	%‡	N/A		0.90	%‡	N/A		1.19	%‡	N/A		0.92	%‡
S&P 500 Index	N/A	15.65	%‡	N/A		18.92	%‡	N/A		15.99	%‡	N/A		13.45	%‡

*       The Fund commenced operations on December 2, 2014.

**     Index added to provide a fixed income benchmark for fixed income funds.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Bloomberg China Bond Inclusion Index ETF (concluded)

call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s gross operating expense ratio is 0.69% and its net expense ratio is 0.49% due to a Fee Waiver Agreement whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.20% of the Fund’s average daily net assets until August 1, 2022. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Index ETF

The KraneShares MSCI All China Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of a specific foreign equity securities index. The Fund’s current index is the MSCI China All Shares Index (the “Underlying Index”).

The Underlying Index seeks to track the equity market performance of companies based in China and listed in Mainland China, Hong Kong, and the United States. Companies available for inclusion must be headquartered in China and meet the market capitalization minimums required by the MSCI Global Investable Market Indexes Methodology.

Broad China Review:

Global equity markets followed an upward trend in the second half of 2021, as the world continued to recover from COVID-19. Equity markets in the U.S. and Europe were largely up for the period whereas China has experienced a bear market while remaining above pre-pandemic levels. However, a global equity and bond selloff occurred in the first quarter of 2022 as investors assessed the impact of the war in Ukraine, inflation, rising rates in the U.S., and supply chain disruptions, among other risks. Meanwhile, the yield on the 10-Year U.S. Treasury bond slightly increased by nearly 0.66% in the first three months of 2022 from 1.67% to 2.33% along with rising inflation in the United States. Interest rates in China didn’t follow the U.S. and have fallen by 0.10% during the same three-month period.

The performance of broad China equities was negatively impacted during the period by a multitude of factors including the China internet regulatory cycle in 2021, a global equity selloff in the first quarter, a slump in consumer confidence in China in late 2021 and early 2022, and delisting risk stemming from the Holding Foreign Companies Accountable Act (HFCAA).

We see three key positive catalysts for China’s equity and bond markets in the year to come:

•   China’s government seems to be adamant about supporting growth and reaching its GDP growth target of 5.5%, especially considering the political importance of 2022 as the National Party Congress (NPC) will convene to elect a president in the fall.

•   After battling through negative headlines, China’s internet companies saw some reprieve from a sentiment perspective in March 2022 after Vice Premier Liu He suggested that the latest regulatory cycle had come to an end and that China’s regulators were making good progress in solving issues surrounding the Holding Foreign Companies Accountable Act (HFCAA) by working with their counterparts in the U.S.

•   We believe the regulatory changes in real estate and falling property prices could redirect more flows to the equity markets. We believe the current economic cycle and regulations could provide tailwinds for the A-Shares markets in the short and long term, as many of the government’s goals will take decades to achieve.

China capital market overview (April 1, 2021 to March 31, 2022)

•   China’s equity market, as measured by the MSCI China All Shares Index, was down for the period returning -24.20%, while China’s currency, the renminbi (RMB) appreciated 3.2% against the U.S. dollar.

•   The best performing sectors across China’s equity markets included Energy (+49.39%), Materials (+4.75%), and Industrials (+1.21%).

•   The worst performing sectors across China’s equity markets were Real Estate (-33.73%), Communication Services (-38.30%), and Consumer Discretionary (-43.46%).

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Index ETF (continued)

By the Fund’s fiscal year end on March 31, 2022 (the “reporting period”), the NAV of the Fund decreased by -24.35%, while the Underlying Index decreased by -24.20%.

At the end of the reporting period, the Fund held 30.46% of the portfolio in Information Technology, 26.17% in Financials, 10.76% in Materials, 7.46% in Communication Services, 5.98% in Energy, 5.86% in Consumer Staples, 5.10% in Consumer Discretionary, 3.84% in Industrials, 1.57% in Healthcare, 1.50% in Utilities, and 1.03% in Real Estate.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

	One Year Return			Three Year Return				Five Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares MSCI All China Index ETF	-24.35%	-26.01	%‡	1.60	%‡	0.80	%‡	4.13	%‡	3.75	%‡	2.60	%‡	2.42	%‡
Hybrid KALL Index (Net)**	N/A	-24.20	%‡	N/A		1.31	%‡	N/A		3.74	%‡	N/A		2.95	%‡
S&P 500 Index	N/A	15.65	%‡	N/A		18.92	%‡	N/A		15.99	%‡	N/A		13.61	%‡

*       The Fund commenced operations on February 12, 2015.

**     The Hybrid KALL Index (Net) consists of the FTSE Emerging incl. China Overseas non-R/QFII GDP Weighted Index from the inception of the Fund through July 31, 2018, and the MSCI China All Shares Index going forward. Prior to July 31, 2018, the Fund was known as the KraneShares FTSE Emerging Markets Plus ETF and sought to provide investment results that, before fees and expenses, corresponded generally to the price and yield performance of the FTSE Emerging incl. China Overseas non-R/QFII GDP Weighted Index.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Index ETF (concluded)

Fund’s gross operating expense ratio is 0.69% and its net expense ratio is 0.49% due to an a Fee Waiver whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.20% of the Fund’s average daily net assets until August 1, 2022. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI One Belt One Road Index ETF

The KraneShares MSCI One Belt One Road Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the price and yield performance of the MSCI Global China Infrastructure Exposure Index (the “Underlying Index”).

The Underlying Index is designed to measure the equity market performance of listed companies with high revenue exposure to the Chinese government’s “One Belt, One Road” (“OBOR”) initiative, as determined by the provider of the Underlying Index, MSCI Inc. based on companies’ industry classifications. The OBOR initiative is designed to increase the interconnectedness between China and other Eurasian countries by making infrastructure investments that are expected to increase such interconnectedness, such as building new roads and improved communications networks.

Global/Emerging Markets/Belt & Road Review:

Global equity markets followed an upward trend in the second half of 2021, as the world continued to recover from COVID-19. Equity markets in the U.S. and Europe were largely up for the period whereas China has experienced a bear market while remaining above pre-pandemic levels. However, a global equity and bond selloff occurred in the first quarter of 2022 as investors assessed the impact of the war in Ukraine, inflation, rising rates in the U.S., and supply chain disruptions, among other risks. Meanwhile, the yield on the 10-Year U.S. Treasury bond slightly increased by nearly 0.66% in the first three months of 2022 from 1.67% to 2.33% along with rising inflation in the United States. Interest rates in China did not follow the U.S. and fell by 0.10% during the same three-month period.

The invasion of Ukraine has stoked fears of inflation, volatility, and uncertainty for emerging markets around the globe. However, several countries, such as Brazil, have benefitted from higher commodity prices, along with South Africa and Saudi Arabia. Looking forward, it is difficult to ascertain the direction emerging markets will take as global supply chains struggle and the potential for further monetary policy tightening looms.

Most projects under the China’s One Belt One Road Initiative (also known as the Belt & Road Initiative) have now resumed work following pandemic-induced disruptions. Energy and power companies, namely coal, consumable fuels, and renewables, were among the Fund’s top performing holdings for the year as countries globally had to reconsider their energy sourcing following the conflict in Ukraine’s disruption to their energy sectors. Natural gas companies have subsequently been on the decline as prices continue to soar higher and pipeline channels have been disrupted. Companies specializing in electrical components and equipment for batteries and energy storage also performed well and should continue to be a catalyst for growth as they play a key role in advancing the development of emerging technologies.

We see two key positive catalysts for Emerging Markets equities in the year to come:

•   Several countries outside the sphere of the conflict may potentially benefit from exporting various commodities like oil and metals.

•   The aftermath of the pandemic still bears signs of E-Commerce penetration continuing to rise across emerging economies along with the digitalization of other economic activities such as health care and financial services.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI One Belt One Road Index ETF (continued)

Emerging Markets Overview (April 1, 2021 to March 31, 2022)

•   Emerging Market equities, as measured by the MSCI Emerging Markets Index, were down for the period, returning -11.37%.

•   The best performing sectors across the Emerging Market equity market included Financials (+12.39%), Utilities (+11.51%), and Materials (+6.95%).

•   The worst performing sectors across the Emerging Market equity market included Health Care (-25.35%), Real Estate (-27.77%), and Consumer Discretionary (-39.42%).

By the Fund’s fiscal year end on March 31, 2022 (the “reporting period”), the NAV of the Fund decreased by -1.11%, while the Underlying Index decreased by -1.07%.

At the end of the reporting period, the Fund held 33.87% of the portfolio in Industrials, 28.19% in Materials, 15.98% in Financials, 10.95% in Utilities, and 10.51% in Energy.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI One Belt One Road Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

	One Year Return			Three Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares MSCI One Belt One Road Index ETF	-1.11%	-1.83	%‡	8.66	%‡	8.75	%‡	5.05	%‡	5.10	%‡
MSCI Global China Infrastructure Exposure Index (Net)	N/A	-1.07	%‡	N/A		10.03	%‡	N/A		6.30	%‡
S&P 500 Index	N/A	15.65	%‡	N/A		18.92	%‡	N/A		16.32	%‡

*       The Fund commenced operations on September 7, 2017.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.79%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Emerging Markets Consumer Technology Index ETF

The KraneShares Emerging Markets Consumer Technology Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the price and yield performance of the Solactive Emerging Markets Consumer Technology Index (the “Underlying Index”).

The Underlying Index is composed of the equity securities of the 50 largest companies by market capitalization that derive the most revenue from an emerging and frontier market and classified by the FactSet Revere Business Industry Classification system or FactSet Standard Classification system as in the consumer or technology sector.

Emerging Markets Review:

Global equity markets followed an upward trend in the second half of 2021, as the world continued to recover from COVID-19. Equity markets in the U.S. and Europe were largely up for the period whereas China has experienced a bear market while remaining above pre-pandemic levels. However, a global equity and bond selloff occurred in the first quarter of 2022 as investors assessed the impact of the war in Ukraine, inflation, rising rates in the U.S., and supply chain disruptions, among other risks. Meanwhile, the yield on the 10-Year U.S. Treasury bond slightly increased by nearly 0.66% in the first three months of 2022 from 1.67% to 2.33% along with rising inflation in the United States. Interest rates in China did not follow the U.S. and have fallen by 0.10% during the same three-month period.

The invasion of Ukraine has stoked fears of inflation, volatility, and uncertainty for emerging markets around the globe. However, several countries, such as Brazil, have benefitted from higher commodity prices, along with South Africa and Saudi Arabia. Looking forward, it is difficult to ascertain the direction emerging markets will take as global supply chains struggle and the potential looms for monetary policy tightening.

We see two key positive catalysts for Emerging Markets equities in the year to come:

•   Several countries outside the sphere of the conflict may potentially benefit from exporting various commodities like oil and metals.

•   The aftermath of the pandemic still bears signs of E-Commerce penetration continuing to rise across emerging economies along with the digitalization of other economic activities such as health care and financial services.

Emerging Markets Overview (April 1, 2021 to March 31, 2022)

•   Emerging Market equities, as measured by the MSCI Emerging Markets Index, were down for the period, returning -11.37%.

•   The best performing sectors across the Emerging Market equity market included Financials (+12.39%), Utilities (+11.51%), and Materials (+6.95%).

•   The worst performing sectors across the Emerging Market equity market included Health Care (-25.35%), Real Estate (-27.77%), and Consumer Discretionary (-39.42%).

By the Fund’s fiscal year end on March 31, 2022 (the “reporting period”), the NAV of the Fund decreased by -43.57%, while the Underlying Index decreased by -41.15%.

At the end of the reporting period, the Fund held 42.15% of the portfolio in the Consumer Discretionary sector and 40.39% in the Communication Services sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Emerging Markets Consumer Technology Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

	One Year Return			Three Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares Emerging Markets Consumer Technology Index ETF	-43.57%	-44.49	%‡	-6.35	%‡	-6.83	%‡	-6.13	%‡	-6.40	%‡
Solactive Emerging Markets Consumer Technology Index	N/A	-41.15	%‡	N/A		-4.55	%‡	N/A		-4.36	%‡
S&P 500 Index	N/A	15.65	%‡	N/A		18.92	%‡	N/A		15.71	%‡

*       The Fund commenced operations on October 11, 2017.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s gross operating expense ratio is 0.79% and its net expense ratio is 0.59% due to a Fee Waiver whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.20% of the Fund’s average daily net assets until August 1, 2022.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Emerging Markets Consumer Technology Index ETF (concluded)

Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI China Clean Technology Index ETF

The KraneShares MSCI China Clean Technology Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the MSCI China IMI Environment 10/40 Index (the “Underlying Index”).

The Underlying Index is comprised of securities that derive at least 50% of their revenues from environmentally beneficial products and services. The Underlying Index is based on five key Clean Technology environmental themes: Alternative Energy, Sustainable Water, Green Building, Pollution Prevention and Energy Efficiency. The Underlying Index aims to serve as a benchmark for investors seeking exposure to Chinese companies that focus on contributing to a more environmentally sustainable economy by making efficient use of scarce natural resources or by mitigating the impact of environmental degradation. Constituent selection is based on data from MSCI Environment, Social, and Governance (ESG).

China Clean Technology Review:

Global equity markets followed an upward trend in the second half of 2021, as the world continued to recover from covid. Equity markets in the US and Europe were largely up for the period whereas China has experienced a bear market while remaining above pre-pandemic levels. Meanwhile, the yield on the 10-Year US Treasury bond slightly increased by nearly 0.66% in the first three months of 2022 from 1.67% to 2.33% along with rising inflation in the United States. Interest rates in China didn’t follow the US and have fallen by 0.10% during the same three-month period.

Renewable electricity, electrical components, and semiconductors were among the top performing industries for the year. Companies in these sectors were beneficiaries of not only domestic demand stemming from China’s commitment to reaching carbon neutrality by 2060, but also from soaring international demand. We believe the current conflict in Ukraine could lead to increased demand for renewable and alternative sources of energy, especially in the European region, which was previously heavily reliant on Russian imports of oil and natural gas.

We see three key positive catalysts for China’s equity and bond markets in the year to come:

•   China’s government seems to be adamant about supporting growth and reaching its GDP growth target of 5.5%, especially considering the political importance of 2022 as the National Party Congress (NPC) will convene to elect a president in the fall.

•   After battling through negative headlines, China’s internet companies saw some reprieve from a sentiment perspective in March 2022 after Vice Premier Liu He suggested that the latest regulatory cycle had come to an end and that China’s regulators were making good progress in solving issues surrounding the Holding Foreign Companies Accountable Act (HFCAA) by working with their counterparts in the US.

•   We believe the regulatory changes in real estate and falling property prices could redirect more flows to the equity markets. We believe the current economic cycle and regulations could provide tailwinds for the A-Shares markets in the short and long term, as many of the government’s goals will take decades to achieve.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI China Clean Technology Index ETF (continued)

China capital market overview (April 1 2021 to March 31, 2022)

•   China’s equity market, as measured by the MSCI China All Shares Index, was down for the period returning -24.20%, while China’s currency, the renminbi (RMB) appreciated 3.2% against the US dollar.

•   The best performing sectors across China’s equity markets included Energy (+49.39%), Materials (+4.75%), and Industrials (+1.21%).

•   The worst performing sectors across China’s equity markets were Real Estate (-33.73%), Communication Services (-38.30%), and Consumer Discretionary (-43.46%).

By the Fund’s fiscal year end on March 31, 2022 (the “reporting period”), the NAV of the Fund decreased by -8.61%, while the Underlying Index decreased by -11.48%.

At the end of the reporting period, the Fund held 37.00% of the portfolio in Consumer Discretionary, 26.21% in Industrials, 17.88% in Information Technology, 13.64% in Utilities, 4.79% in Real Estate, and 0.49% in Materials.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI China Clean Technology Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

	One Year Return			Three Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares MSCI China Clean Technology Index ETF	-8.61%	-10.24	%‡	24.47	%‡	24.44	%‡	11.03	%‡	10.97	%‡
MSCI China IMI Environment 10/40 Index (Net)	N/A	-11.48	%‡	N/A		21.50	%‡	N/A		9.53	%‡
S&P 500 Index	N/A	15.65	%‡	N/A		18.92	%‡	N/A		15.77	%‡

*       The Fund commenced operations on October 12, 2017.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s gross operating expense ratio is 0.78%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Electric Vehicles and Future Mobility Index ETF

The KraneShares Electric Vehicles & Future Mobility ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the price and yield performance of the Bloomberg Electric Vehicles Index (the “Underlying Index”).

The Underlying Index provides exposure to companies engaged in the production of electric vehicles and/or their components. The Underlying Index includes issuers engaged in the electric vehicle production, autonomous driving, shared mobility, lithium and/or copper production, lithium-ion/lead acid batteries, hydrogen fuel cell manufacturing, and electric infrastructure businesses.

Electric Vehicles Review:

Global equity markets followed an upward trend in the second half of 2021, as the world continued to recover from covid. Equity markets in the US and Europe were largely up for the period whereas China has experienced a bear market while remaining above pre-pandemic levels. Meanwhile, the yield on the 10-Year US Treasury bond slightly increased by nearly 0.66% in the first three months of 2022 from 1.67% to 2.33% along with rising inflation in the United States. Interest rates in China didn’t follow the US and have fallen by 0.10% during the same three-month period.

Global sales of electric vehicles (EVs) more than doubled in 2021 vs. 2020 and tripled from 2019. While the global EV market share remains small, we are still seeing major increases in EV production, development, and sales. Wide ranging government policy and support, the rollout of several new models, and companies pledging more EV production have been the main drivers of positive performance in the space. China was the leader of EV growth for 2021, selling over 3.4 million EVs worldwide. The US and Europe also displayed strong sales.

By the Fund’s fiscal year end on March 31, 2022 (the “reporting period”), the NAV of the Fund increased by 0.04%, while the Underlying Index increased by 2.18%.

At the end of the reporting period, the Fund held 46.98% of the portfolio in the Consumer Discretionary sector and 20.24% in the Information Technology sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Electric Vehicles and Future Mobility Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

	One Year Return			Three Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares Electric Vehicles and Future Mobility Index ETF	0.04%	-0.54	%‡	27.83	%‡	27.48	%‡	14.22	%‡	14.14	%‡
Solactive Electric Vehicles and Future Mobility Index	N/A	2.18	%‡	N/A		29.29	%‡	N/A		14.95	%‡
S&P 500 Index	N/A	15.65	%‡	N/A		18.92	%‡	N/A		14.18	%‡

*       The Fund commenced operations on January 18, 2018.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.70%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Health Care Index ETF

The KraneShares MSCI All China Health Care Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the price and yield performance of a specific foreign equity securities index. The Fund’s current index is the MSCI China All Shares Health Care 10/40 Index (the “Underlying Index”).

The Underlying Index is a free float adjusted market capitalization weighted index designed to track the equity market performance of Chinese companies engaged in the health care sector. The securities in the Index include all types of publicly issued shares of Chinese issuers, which are listed in Mainland China, Hong Kong and United States. Issuers eligible for inclusion must be classified under the Global Industry Classification Standard as engaged in the healthcare sector. The issuers included in the Underlying Index may include small-cap, mid-cap and large-cap companies.

China Health Care Review:

Global equity markets followed an upward trend in the second half of 2021, as the world continued to recover from covid. Equity markets in the US and Europe have largely been up for the period whereas China has experienced a bear market while remaining above pre-pandemic levels. Meanwhile, the yield on the 10-Year US Treasury bond slightly increased by nearly 0.66% in the first three months of 2022 from 1.67% to 2.33% along with rising inflation in the United States. Interest rates in China didn’t follow the US and have fallen by 0.10% during the same three-month period.

China’s leading biotechnology and other health care companies have continued to grow revenues rapidly over the past two years and are expected to see strong growth in the years to come. However, concerns over domestic regulation, increased domestic competition, US Food and Drug Administration (FDA) rejections of China-made medications, and delisting risks have led to a significant downdraft in the shares of China-based health care companies.

We see three key positive catalysts for China’s equity and bond markets in the year to come:

•   China’s government seems to be adamant about supporting growth and reaching its GDP growth target of 5.5%, especially considering the political importance of 2022 as the National Party Congress (NPC) will convene to elect a president in the fall.

•   After battling through negative headlines, China’s internet companies saw some reprieve from a sentiment perspective in March 2022 after Vice Premier Liu He suggested that the latest regulatory cycle had come to an end and that China’s regulators were making good progress in solving issues surrounding the Holding Foreign Companies Accountable Act (HFCAA) by working with their counterparts in the US.

�We believe the regulatory changes in real estate and falling property prices could redirect more flows to the equity markets. We believe the current economic cycle and regulations could provide tailwinds for the A-Shares markets in the short and long term, as many of the government’s goals will take decades to achieve.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Health Care Index ETF (continued)

China capital market overview (April 1 2021 to March 31, 2022)

•   China’s equity market, as measured by the MSCI China All Shares Index, was down for the period returning -24.20%, while China’s currency, the renminbi (RMB) appreciated 3.2% against the US dollar.

•   The best performing sectors across China’s equity markets included Energy (+49.39%), Materials (+4.75%), and Industrials (+1.21%).

•   The worst performing sectors across China’s equity markets were Real Estate (-33.73%), Communication Services (-38.30%), and Consumer Discretionary (-43.46%).

By the Fund’s fiscal year end on March 31, 2022 (the “reporting period”), the NAV of the Fund decreased by -28.88%, while the Underlying Index decreased by -28.03%.

At the end of the reporting period, the Fund held 99.90% of the portfolio in the health care sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Health Care Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

	One Year Return			Three Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares MSCI All China Health Care Index ETF	-28.88%	-31.46	%‡	7.00	%‡	6.49	%‡	2.25	%‡	1.74	%‡
MSCI China All Shares Health Care 10/40 Index	N/A	-28.03	%‡	N/A		8.25	%‡	N/A		3.09	%‡
S&P 500 Index	N/A	15.65	%‡	N/A		18.92	%‡	N/A		14.05	%‡

*       The Fund commenced operations on January 31, 2018.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s gross operating expense ratio is 0.79% and its net expense ratio is 0.65% due to a Fee Waiver whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.14% of the Fund’s average daily net assets until August 1, 2022. Please note that one cannot invest directly in an unmanaged index. There are

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Health Care Index ETF (concluded)

no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Asia Pacific High Income Bond ETF

KHYB is an active ETF managed by sub-advisor Nikko Asset Management Americas, Inc. (“Nikko”). KHYB is benchmarked to the JP Morgan Asia Credit Index (JACI) Non-Investment Grade Corporate Index. The fund provides exposure to USD-denominated high yield debt securities issued by companies in Asia.

On August 2, 2021, the KraneShares CCBS China Corporate High Yield Bond USD Index ETF was converted into the KraneShares Asia Pacific High Income Bond ETF.

Asia Pacific High Income Bond Review:

The yield on the 10-Year US Treasury bond slightly increased by nearly 0.66% in the first three months of 2022 from 1.67% to 2.33% along with rising inflation in the United States. Interest rates in China did not follow the US and fell by 0.10% during the same three-month period after remaining stable throughout 2021.

Through exposure to the Asia high yield bond market investors can benefit from strong corporate balance sheets, relatively short durations, and high economic growth. Asia high yield bonds, represented by the JP Morgan Asia Credit Non-Investment Grade Index, saw a declines over the reporting period mostly due to the restructuring of mega developer Evergrande and the ensuing turmoil in China’s real estate market as the index tends to be concentrated in the property development industry. However, property prices in China have begun to stabilize and any improvement in market sentiment in real estate is likely to benefit the Fund. Furthermore, we believe that the Fund looks increasingly attractive as rates rise in the US, given its relatively low durations, high yields, and wide spreads compared to the US.

We see two key positive catalysts for Asia Pacific high income bonds:

•   Spreads that are currently far wider than in the US and the potential for price returns as those spreads compress.

•   Rising rates in the US, leading to the favorability of higher yielding Asian issuers that offer lower durations and thereby lower interest rate risk.

China capital market overview (April 1 2021 to March 31, 2022)

•   China’s equity market, as measured by the MSCI China All Shares Index, was down for the period returning -24.20%, while China’s currency, the renminbi (RMB) appreciated 3.2% against the US dollar.

•   The best performing sectors across China’s equity markets included Energy (+49.39%), Materials (+4.75%), and Industrials (+1.21%).

•   The worst performing sectors across China’s equity markets were Real Estate (-33.73%), Communication Services (-38.30%), and Consumer Discretionary (-43.46%).

By the Fund’s fiscal year end on March 31, 2022 (the “reporting period”), the NAV of the Fund decreased by -19.73, while the Underlying Index decreased by -22.88% .

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Asia Pacific High Income Bond ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

	One Year Return			Three Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares Asia Pacific High Income Bond ETF	-19.73%	-19.28	%‡	-4.61	%‡	-4.58	%‡	-2.26	%‡	-2.17	%‡
J.P. Morgan Asia Credit (JACI) Non-Investment Grade Corporates Index	N/A	-22.88	%‡	N/A		-4.75	%‡	N/A		-1.78	%‡
Lipper China Region Funds Classification	N/A	-25.53	%‡	N/A		2.83	%‡	N/A		2.20	%‡

*       The Fund commenced operations on June 26, 2018.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.69%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Emerging Markets Healthcare Index ETF

The KraneShares Emerging Market Healthcare Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the price and yield performance of the Solactive Emerging Markets Healthcare Index (the “Underlying Index”).

The Underlying Index is a modified, free float adjusted market capitalization weighted index designed to measure the equity market performance of emerging market companies classified by FactSet Revere Business Industry Classification system (“RBICS”) as being in the health technology or health services industries. The Underlying Index includes companies that RBICS classifies as engaged in the pharmaceuticals, biotechnology, medical specialties, managed health care, hospital/nursing management, medical/nursing services and services to the health industry businesses. The Underlying Index may include small-cap, mid-cap and large-cap companies.

During the reporting period, shares of emerging markets health care companies experienced a significant downdraft as investors questioned the pandemic recovery in the developing world, especially in India and Southeast Asia, and a stronger dollar hurt the performance of emerging markets equities overall. Meanwhile, concerns over domestic regulation, increased domestic competition, US Food and Drug Administration (FDA) rejections of China-made medications, and delisting risks have led to a significant downdraft in the shares of China-based health care companies.

Emerging Markets Health Care Review:

Global equity markets made upward trends in the second half of 2021, as the world continues to recover from covid. Equity markets in the US and Europe have largely been up for the period whereas China has experienced a bear market while remaining above pre-pandemic levels. Meanwhile, the yield on the 10-Year US Treasury bond slightly increased by nearly 0.66% in the first three months of 2022 from 1.67% to 2.33% along with rising inflation in the United States. Interest rates in China didn’t follow the US and have fallen by 0.10% during the same three-month period.

We see two key positive catalysts for Emerging Markets equities in the year to come:

•   Several countries outside the sphere of the conflict may potentially benefit from exporting various commodities like oil and metals.

•   The aftermath of the pandemic still bears signs of E-Commerce penetration continuing to rise across emerging economies along with the digitalization of other economic activities such as health care and financial services.

Emerging Markets Overview (April 1, 2021 to March 31, 2022)

•   Emerging Market equities, as measured by the MSCI Emerging Markets Index, were down for the period, returning -11.37%.

•   The best performing sectors across the Emerging Market equity market included Financials (+12.39%), Utilities (+11.51%), and Materials (+6.95%).

•   The worst performing sectors across the Emerging Market equity market included Health Care (-25.35%), Real Estate (-27.77%), and Consumer Discretionary (-39.42%).

By the Fund’s fiscal year end on March 31, 2022 (the “reporting period”), the NAV of the Fund decreased by -25.77% while the Underlying Index decreased by -25.63%.

At the end of the reporting period, the Fund held 97.66% of the portfolio in the health care sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Emerging Markets Healthcare Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

	One Year Return			Three Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares Emerging Markets Healthcare Index ETF	-25.77%	-26.93	%‡	4.05	%‡	3.85	%‡	0.24	%‡	0.03	%‡
Solactive Emerging Markets Healthcare Index	N/A	-25.63	%‡	N/A		5.01	%‡	N/A		0.92	%‡
S&P 500 Index	N/A	15.65	%‡	N/A		18.92	%‡	N/A		15.09	%‡

*       The Fund commenced operations on August 29, 2018.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.80%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI Emerging Markets ex China Index ETF

The KraneShares MSCI Emerging Markets ex China Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the MSCI Emerging Markets ex China Index (the “Underlying Index”).

The Underlying Index is a free float-adjusted market capitalization weighted index designed to track the equity market performance of mid- and large-cap companies of emerging market countries, excluding China. The Underlying Index is based on the MSCI Emerging Markets Index (“universe”), but excludes the securities of Chinese issuers.

Emerging Markets Review:

Global equity markets followed an upward trend in the second half of 2021, as the world continued to recover from covid. Equity markets in the US and Europe were largely up for the period whereas China experienced a bear market while remaining above pre-pandemic levels. Meanwhile, the yield on the 10-Year US Treasury bond slightly increased by nearly 0.66% in the first three months of 2022 from 1.67% to 2.33% along with rising inflation in the United States. Interest rates in China didn’t follow the US and have fallen by 0.10% during the same three-month period.

The invasion of Ukraine has stoked fears of inflation, volatility, and uncertainty for emerging markets around the globe. However, several countries, such as Brazil, have benefitted from higher commodity prices, along with South Africa and Saudi Arabia. Looking forward, it is difficult to ascertain the direction emerging markets will take as global supply chains struggle and the potential looms for monetary policy tightening. A rising US dollar is also a risk for emerging markets going forward.

We see two key positive catalysts for Emerging Markets equities in the year to come:

•   Several countries outside the sphere of the conflict may potentially benefit from exporting various commodities like oil and metals.

•   The aftermath of the pandemic still bears signs of E-Commerce penetration continuing to rise across emerging economies along with the digitalization of other economic activities such as health care and financial services.

Emerging Markets Overview (April 1, 2021 to March 31, 2022)

•   Emerging Market equities, as measured by the MSCI Emerging Markets Index, were down for the period, returning -11.37%.

•   The best performing sectors across the Emerging Market equity market included Financials (+12.39%), Utilities (+11.51%), and Materials (+6.95%).

•   The worst performing sectors across the Emerging Market equity market included Health Care (-25.35%), Real Estate (-27.77%), and Consumer Discretionary (-39.42%).

By the Fund’s fiscal year end on March 31, 2022 (the “reporting period”), the NAV of the Fund increased by 0.57%, while the Underlying Index increased by 2.07%.

At the end of the reporting period, the Fund held 29.47% of the portfolio in the Information Technology sector, 25.83% in the Financial sector, 11.09% in the Materials, 7.81% in the Energy sector, 7.28% in the Communication Services sector, 5.67% in the Consumer Staples, 4.93% in the Consumer Discretionary sector, 3.71% in the Industrials sector, 1.51% in the Healthcare sector, 1.46% in the Utilities sector, and 1.00% in the Real Estate sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI Emerging Markets ex China Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

	One Year Return			Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^
KraneShares MSCI Emerging Markets ex China Index ETF	0.57%	0.53	%‡	9.32	%‡	9.37	%‡
MSCI Emerging Markets Ex China Index	N/A	2.07	%‡	N/A		8.36	%‡
S&P 500 Index	N/A	15.65	%‡	N/A		18.33	%‡

*       The Fund commenced operations on April 12, 2019.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, as supplemented, the Fund’s gross operating expense ratio is 0.58% and its net expense ratio is 0.23% due to a Fee Waiver whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.35% of the Fund’s average daily net assets until August 1, 2022. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI China ESG Leaders Index ETF

The KraneShares MSCI China ESG Leaders Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of a specific equity securities index. The Fund’s current index is the MSCI China ESG Leaders 10/40 Index (the “Underlying Index”).

The Underlying Index is designed to provide exposure to companies with high Environmental, Social and Governance (ESG) ratings relative to their sector peers. The Underlying Index consists of large and mid-cap companies in China. In order to ensure diversification, the Underlying Index limits individual constituent weights to 10% and sector weights to 40% of its composition.

China ESG Review:

Global equity markets followed an upward trend in the second half of 2021, as the world continued to recover from covid. Equity markets in the US and Europe have largely been up for the period whereas China has experienced a bear market while remaining above pre-pandemic levels. However, a global equity and bond selloff occurred in the first quarter of 2022 as investors assessed the impact of the war in Ukraine, inflation, rising rates in the US, and supply chain disruptions, among other risks. Meanwhile, the yield on the 10-Year US Treasury bond slightly increased by nearly 0.66% in the first three months of 2022 from 1.67% to 2.33% along with rising inflation in the United States. Interest rates in China did not follow the US and fell by 0.10% during the same three-month period.

Chinese companies with the highest MSCI ESG rankings were caught up in the selloff in overseas-listed China internet equities. Nonetheless, we continue to see strong client interest in strategies that consider environmental, social, and governance factors. Furthermore, we are encouraged by the Fund’s performance since inception, which still outpaces broad China equity, as represented by the MSCI China Index, supporting our thesis that ESG considerations may lead to outperformance in China.

President Xi’s pledge to promote “common prosperity” in the government’s oversight of private businesses led to investor enthusiasm for Chinese companies with high ESG rankings. Although the Fund is invested in internet platforms whose share prices were negatively impacted by continued regulatory uncertainty during the period, the Fund’s overall performance was buoyed somewhat by its investments in other industries including health care, electric vehicles, apparel, and financials.

We see three key positive catalysts for China’s equity and bond markets in the year to come:

•   China’s government seems to be adamant about supporting growth and reaching its GDP growth target of 5.5%, especially considering the political importance of 2022 as the National Party Congress (NPC) will convene to elect a president in the fall.

•   After battling through negative headlines, China’s internet companies saw some reprieve from a sentiment perspective in March 2022 after Vice Premier Liu He suggested that the latest regulatory cycle had come to an end and that China’s regulators were making good progress in solving issues surrounding the Holding Foreign Companies Accountable Act (HFCAA) by working with their counterparts in the US.

•   We believe the regulatory changes in real estate and falling property prices could redirect more flows to the equity markets. We believe the current economic cycle and regulations could provide tailwinds for the A-Shares markets in the short and long term, as many of the government’s goals will take decades to achieve.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI China ESG Leaders Index ETF (continued)

China capital market overview (April 1 2021 to March 31, 2022)

•   China’s equity market, as measured by the MSCI China All Shares Index, was down for the period returning -24.20%, while China’s currency, the renminbi (RMB) appreciated 3.2% against the US dollar.

•   The best performing sectors across China’s equity markets included Energy (+49.39%), Materials (+4.75%), and Industrials (+1.21%).

•   The worst performing sectors across China’s equity markets were Real Estate (-33.73%), Communication Services (-38.30%), and Consumer Discretionary (-43.46%).

By the Fund’s fiscal year end on March 31, 2022 (the “reporting period”), the NAV of the Fund decreased by -27.63%, while the Underlying Index decreased by -27.10%.

At the end of the reporting period, the Fund held 38.70% in the Consumer Discretionary sector, 16.58% in Financials, 10.48% in Health Care, 8.49% in Communication Services, and 8.49% in Industrials.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI China ESG Leaders Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

	One Year Return			Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^
KraneShares MSCI China ESG Leaders Index ETF	-27.63%	-30.28	%‡	-4.00	%‡	-5.24	%‡
MSCI China ESG Leaders 10/40 Index	N/A	-27.10	%‡	N/A		-3.40	%‡

*       The Fund commenced operations on July 28, 2020.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.58%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China 5G & Semiconductor Index ETF

The KraneShares CICC China 5G & Semiconductor Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the CICC China 5G and Semiconductor Leaders Index (the “Underlying Index”).

The Underlying Index is designed to track the performance of companies engaged in the 5G and semiconductor related businesses, including 5G equipment, semiconductors, electronic components and big data centers.

China 5G & Semiconductor Review:

Global equity markets followed an upward trend in the second half of 2021, as the world continued to recover from covid. Equity markets in the US and Europe were largely up for the period whereas China experienced a bear market while remaining above pre-pandemic levels. However, a global equity and bond selloff occurred in the first quarter of 2022 as investors assessed the impact of the war in Ukraine, inflation, rising rates in the US, and supply chain disruptions, among other risks. Meanwhile, the yield on the 10-Year US Treasury bond slightly increased by nearly 0.66% in the first three months of 2022 from 1.67% to 2.33% along with rising inflation in the United States. Interest rates in China did not follow the US and fell by 0.10% during the same three-month period.

The pandemic-fueled race toward digitalization gave rise to a global chip shortage in 2021. While the shortage caused headaches around the globe, China’s situation was unique because it coincides with the massive proliferation of electric vehicles and 5G networks in the country. These areas demand a healthy supply of powerful chips. As a result, China has made developing its domestic semiconductor manufacturing capability a national priority; we believe this may present an opportunity for investors.

While both the US and China are committing tens of billions of dollars to their domestic semiconductor industries, there is still a wide gulf between them. The US is already home to dominant global manufacturers like Intel and Nvidia. Meanwhile, China has only recently begun developing its capacity to produce the types of advanced semiconductors that are in highest demand right now. While China’s global market share is essentially starting from zero, we believe there is upside potential in the space and a healthy crop of companies positioned to tackle the challenge.

We see three key positive catalysts for China’s equity and bond markets in the year to come:

•   China’s government seems to be adamant about supporting growth and reaching its GDP growth target of 5.5%, especially considering the political importance of 2022 as the National Party Congress (NPC) will convene to elect a president in the fall.

•   After battling through negative headlines, China’s internet companies saw some reprieve from a sentiment perspective in March 2022 after Vice Premier Liu He suggested that the latest regulatory cycle had come to an end and that China’s regulators were making good progress in solving issues surrounding the Holding Foreign Companies Accountable Act (HFCAA) by working with their counterparts in the US.

•   We believe the regulatory changes in real estate and falling property prices could redirect more flows to the equity markets. We believe the current economic cycle and regulations could provide tailwinds for the A-Shares markets in the short and long term, as many of the government’s goals will take decades to achieve.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China 5G & Semiconductor Index ETF (continued)

China capital market overview (April 1 2021 to March 31, 2022)

•   China’s equity market, as measured by the MSCI China All Shares Index, was down for the period returning -24.20%, while China’s currency, the renminbi (RMB) appreciated 3.2% against the US dollar.

•   The best performing sectors across China’s equity markets included Energy (+49.39%), Materials (+4.75%), and Industrials (+1.21%).

•   The worst performing sectors across China’s equity markets were Real Estate (-33.73%), Communication Services (-38.30%), and Consumer Discretionary (-43.46%).

By the Fund’s fiscal year end on March 31, 2022 (the “reporting period”), the NAV of the Fund decreased by -14.56%, while the Underlying Index decreased by -12.44%.

At the end of the reporting period, the Fund held 99.01% of the portfolio in the Information Technology sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China 5G & Semiconductor Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

	One Year Return			Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^
KraneShares CICC China 5G & Semiconductor Index ETF	-14.56%	-16.26	%‡	-16.09	%‡	-16.87	%‡
CICC China 5G And Semiconductor Leaders Index	N/A	-12.44	%‡	N/A		-13.98	%‡
S&P 500 Index	N/A	15.65	%‡	N/A		20.83	%‡

*       The Fund commenced operations on November 23, 2020.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s gross operating expense ratio is 0.78% and its net expense ratio is 0.64% due to a Fee Waiver whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.14% of the Fund’s average daily net assets until August 1, 2022. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China Consumer Leaders Index ETF

The KraneShares CICC China Consumer Leaders Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the CICC China Consumer Leaders Index (the “Underlying Index”).

The Underlying Index consists of the investable universe of publicly traded China-based companies whose primary business or businesses are in the consumption-related industries such as home appliance, food & beverage, apparel & clothing, hotels, restaurants, and duty-free goods.

China Consumer Brands Review:

Global equity markets followed an upward trend in the second half of 2021, as the world continued to recover from covid. Equity markets in the US and Europe were largely up for the period whereas China has experienced a bear market while remaining above pre-pandemic levels. However, a global equity and bond selloff occurred in the first quarter of 2022 as investors assessed the impact of the war in Ukraine, inflation, rising rates in the US, and supply chain disruptions, among other risks. Meanwhile, the yield on the 10-Year US Treasury bond slightly increased by nearly 0.66% in the first three months of 2022 from 1.67% to 2.33% along with rising inflation in the United States. Interest rates in China did not follow the US and fell by 0.10% during the same three-month period.

China is undergoing a fundamental change in its economy’s composition, shifting away from heavy industrial output to instead focus on expanding and advancing its services sector. Along with this change, retail sales have increased steadily. Even with the world’s largest middle-class population, China still has immense potential for further consumption growth. Recent advancements in e-commerce platform technologies have helped domestic brands expand their reach to lower-tier cities and consumers within lower income brackets. Additionally, rising incomes in China have contributed to an overall consumption upgrade, consisting of a stronger preference for higher quality products, brand loyalty, and more luxury spending.

In the second half of 2021, China experienced a decline in consumer confidence that continued through the end of the first quarter of 2022. The decline in consumer spending was related to a multitude of factors including lockdowns in major cities and a decline in real estate prices and contributed to a decline in the share prices of companies held by the Fund. However, we are optimistic about a recovery in consumption in the second half of 2022 as the government must rely heavily on consumption to achieve its 5.5% GDP growth target.

We see three key positive catalysts for China’s equity and bond markets in the year to come:

•   China’s government seems to be adamant about supporting growth and reaching its GDP growth target of 5.5%, especially considering the political importance of 2022 as the National Party Congress (NPC) will convene to elect a president in the fall.

•   After battling through negative headlines, China’s internet companies saw some reprieve from a sentiment perspective in March 2022 after Vice Premier Liu He suggested that the latest regulatory cycle had come to an end and that China’s regulators were making good progress in solving issues surrounding the Holding Foreign Companies Accountable Act (HFCAA) by working with their counterparts in the US.

•   We believe the regulatory changes in real estate and falling property prices could redirect more flows to the equity markets. We believe the current economic cycle and regulations could provide tailwinds for the A-Shares markets in the short and long term, as many of the government’s goals will take decades to achieve.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China Consumer Leaders Index ETF (continued)

China capital market overview (April 1 2021 to March 31, 2022)

•   China’s equity market, as measured by the MSCI China All Shares Index, was down for the period returning -24.20%, while China’s currency, the renminbi (RMB) appreciated 3.2% against the US dollar.

•   The best performing sectors across China’s equity markets included Energy (+49.39%), Materials (+4.75%), and Industrials (+1.21%).

•   The worst performing sectors across China’s equity markets were Real Estate (-33.73%), Communication Services (-38.30%), and Consumer Discretionary (-43.46%).

By the Fund’s fiscal year end on March 31, 2022 (the “reporting period”), the NAV of the Fund decreased by -22.98%, while the Underlying Index decreased by -21.51%.

At the end of the reporting period, the Fund held 61.49% of the portfolio in the Consumer Staples sector, 34.24% in the Consumer Discretionary sector, and 0.52% in the Materials sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China Consumer Leaders Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

	One Year Return			Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^
KraneShares CICC China Consumer Leaders Index ETF	-22.98%	-24.80	%‡	-15.98	%‡	-16.79	%‡
CICC China Consumer Leaders Index	N/A	-21.51	%‡	N/A		-14.25	%‡
S&P 500 Index	N/A	15.65	%‡	N/A		18.56	%‡

*       The Fund commenced operations on December 8, 2020.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.68%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares SSE STAR Market 50 Index ETF

The KraneShares SSE STAR Market 50 Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Shanghai Stock Exchange (SSE) Science and Technology Innovation Board 50 Index (the “Underlying Index”).

The Underlying Index is comprised of the 50 largest companies listed on the SSE Science and Technology Innovation Board (STAR Market) as determined by market capitalization and liquidity.

STAR Market Review:

Global equity markets followed an upward trend in the second half of 2021, as the world continued to recover from covid. Equity markets in the US and Europe were largely up for the period whereas China has experienced a bear market while remaining above pre-pandemic levels. However, a global equity and bond selloff occurred in the first quarter of 2022 as investors assessed the impact of the war in Ukraine, inflation, rising rates in the US, and supply chain disruptions, among other risks. Meanwhile, the yield on the 10-Year US Treasury bond slightly increased by nearly 0.66% in the first three months of 2022 from 1.67% to 2.33% along with rising inflation in the United States. Interest rates in China did not follow the US and fell by 0.10% during the same three-month period.

The STAR Market is one of the largest IPO markets globally and includes companies on the cutting edge of technological innovations. As such, the market is subject to a considerable level of volatility. The potential for volatility in the STAR Market was on full display during the reporting period. New regulations imposed on China’s largest internet platforms caused investor uncertainty in the technology sector broadly throughout the period. In the first quarter of 2022, a global shift away from technology and growth stocks with high valuations led to declines in the STAR Market. Nonetheless, we believe that China’s STAR Market represents a long-term growth opportunity and believe investors should adopt a long-term time horizon when investing in this volatile market, which we believe resembles the Nasdaq Stock Exchange back in the 1970’s.

We see three key positive catalysts for China’s equity and bond markets in the year to come:

•   China’s government appears adamant about supporting growth and reaching its GDP growth target of 5.5%, especially considering the political importance of 2022 as the National Party Congress (NPC) will convene to elect a president in the fall.

•   After battling through negative headlines, China’s internet companies saw some reprieve from a sentiment perspective in March 2022 after Vice Premier Liu He suggested that the latest regulatory cycle had come to an end and that China’s regulators were making good progress in solving issues surrounding the Holding Foreign Companies Accountable Act (HFCAA) by working with their counterparts in the US.

•   We believe the regulatory changes in real estate and falling property prices could redirect more flows to the equity markets. We believe the current economic cycle and regulations could provide tailwinds for the A-Shares markets in the short and long term, as many of the government’s goals will take decades to achieve.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares SSE STAR Market 50 Index ETF (continued)

China capital market overview (April 1 2021 to March 31, 2022)

•   China’s equity market, as measured by the MSCI China All Shares Index, was down for the period returning -24.20%, while China’s currency, the renminbi (RMB) appreciated 3.2% against the US dollar.

•   The best performing sectors across China’s equity markets included Energy (+49.39%), Materials (+4.75%), and Industrials (+1.21%).

•   The worst performing sectors across China’s equity markets were Real Estate (-33.73%), Communication Services (-38.30%), and Consumer Discretionary (-43.46%).

By the Fund’s fiscal year end on March 31, 2022 (the “reporting period”), the NAV of the Fund decreased by -10.92%, while the Underlying Index decreased by -9.63%.

At the end of the reporting period, the Fund held 55.71% of the portfolio in the Information Technology sector, 16.67% in the Healthcare sector, 11.65% in the Industrials sector, 10.18% in the Materials sector, and 5.60% in the Consumer Discretionary sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares SSE STAR Market 50 Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

	One Year Return			Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^
KraneShares SSE Star Market 50 Index ETF	-10.92%	-12.21	%‡	-21.60	%‡	-22.09	%‡
SSE Science & Technology Innovation Board 50 Index	N/A	-9.36	%‡	N/A		-21.23	%‡

*       The Fund commenced operations on January 26, 2021.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.88%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Hang Seng TECH Index ETF

China’s US and Hong Kong-listed internet stocks exhibited a high level of volatility throughout the period due to concerns around the internet regulatory cycle in China and the delisting risk presented by the US’ Holding Foreign Companies Accountable Act (HFCAA). Nonetheless, we continue to believe in the long-term prospects of China’s leading internet platforms and are encouraged by the generous share buyback and dividend packages announced by internet companies including Alibaba and JD.com, indicating boards’ belief that their stocks are undervalued.

The rollout of new regulations for China’s internet sector was swift and broad reaching, leading to investor uncertainty and a significant devaluation of internet stocks. Although many companies in China’s internet sector continued to grow revenues during the period of regulatory uncertainty and fines imposed were often more than covered by companies’ cash on hand, international investors sold off overseas-listed shares of China-based internet platforms. However, on March 16th, 2022, Vice Premier Liu He indicated that the internet regulatory cycle was coming to an end. As such, the first quarter of 2022 saw few enforcement actions.

In 2020, the US passed the Holding Foreign Companies Accountable Act (HFCAA), which requires US-listed foreign companies to allow the Public Company Accounting Board (PCAOB) to inspect their audit books and disclose government ownership, if any, or face delisting. While initially it appeared as though delisting might be inevitable, Vice Premier Liu He indicated in his March 16th speech that China and US regulators had made good progress on solving the issue of audit reviews, suggesting that China’s law may change to allow for audit reviews by the PCAOB.

We see three key positive catalysts for China’s equity and bond markets in the year to come:

•   China’s government seems to be adamant about supporting growth and reaching its GDP growth target of 5.5%, especially considering the political importance of 2022 as the National Party Congress (NPC) will convene to elect a president in the fall.

•   After battling through negative headlines, China’s internet companies saw some reprieve from a sentiment perspective in March 2022 after Vice Premier Liu He suggested that the latest regulatory cycle had come to an end and that China’s regulators were making good progress in solving issues surrounding the Holding Foreign Companies Accountable Act (HFCAA) by working with their counterparts in the US.

•   We believe the regulatory changes in real estate and falling property prices could redirect more flows to the equity markets. We believe the current economic cycle and regulations could provide tailwinds for the A-Shares markets in the short and long term, as many of the government’s goals will take decades to achieve.

China capital market overview (April 1 2021 to March 31, 2022)

•   China’s equity market, as measured by the MSCI China All Shares Index, was down for the period returning -24.20%, while China’s currency, the renminbi (RMB) appreciated 3.2% against the US dollar.

•   The best performing sectors across China’s equity markets included Energy (+49.39%), Materials (+4.75%), and Industrials (+1.21%).

•   The worst performing sectors across China’s equity markets were Real Estate (-33.73%), Communication Services (-38.30%), and Consumer Discretionary (-43.46%).

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Hang Seng TECH Index ETF (continued)

By the Fund’s fiscal year end on March 31, 2022 (the “reporting period”), the NAV of the Fund decreased by -44.28%, while the Underlying Index decreased by -43.26%.

At the end of the reporting period, the Fund held 37.36% of the portfolio in the Consumer Discretionary sector, 27.37% in the Information Technology sector, and 24.64% in the Communication Services sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Hang Seng TECH Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

	Cumulative Inception to Date
	Net Asset Value	Market Price^
KraneShares Hang Seng TECH Index ETF	-44.28%	-46.24	%‡
Hang Seng TECH Index	N/A	-43.26	%‡

*       The Fund commenced operations on June 8, 2021.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.69%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares China Innovation ETF

The KraneShares China Innovation ETF (KGRO) is an active ETF which provides investors with core exposure to the brightest high-growth areas within China’s economy by combining “New China” growth sectors. KGRO primarily invests in the following ETFs:

•   The KraneShares CSI China Internet ETF (KWEB)

•   The KraneShares MSCI All China Health Care ETF (KURE)

•   The KraneShares MSCI China Clean Technology ETF (KGRN)

•   KraneShares CICC China 5G & Semiconductor ETF (KFVG)

•   KraneShares SSE STAR Market 50 Index ETF (KSTR)

In addition to investments in these ETFs, KGRO may invest up to 15% of its net assets in the securities of private companies that align with the themes represented by the ETFs or appear to be attractive opportunities, including those that may be preparing for an initial public offering.

Global equity markets followed an upward trend in the second half of 2021, as the world continued to recover from covid. Equity markets in the US and Europe were largely up for the period whereas China has experienced a bear market while remaining above pre-pandemic levels. However, a global equity and bond selloff occurred in the first quarter of 2022 as investors assessed the impact of the war in Ukraine, inflation, rising rates in the US, and supply chain disruptions, among other risks. Meanwhile, the yield on the 10-Year US Treasury bond slightly increased by nearly 0.66% in the first three months of 2022 from 1.67% to 2.33% along with rising inflation in the United States. Interest rates in China did not follow the US and fell by 0.10% during the same three-month period.

We believe that internet, health care, clean technology, semiconductors, and the STAR Market represent the vanguard of innovative businesses in China and together represent potential for long-term capital appreciation. However, over the reporting period all these industries and markets experienced significant downdrafts due to an intense regulatory cycle for China’s leading internet platforms, delisting risks stemming from the Holding Foreign Companies Accountable Act (HFCAA), and a global rotation out of growth and into value. We believe these risks are manageable and have already been priced in and investors should take a long-term view when considering an allocation to China’s innovative industries.

We see three key positive catalysts for China’s equity and bond markets in the year to come:

•   China’s government seems to be adamant about supporting growth and reaching its GDP growth target of 5.5%, especially considering the political importance of 2022 as the National Party Congress (NPC) will convene to elect a president in the fall.

•   After battling through negative headlines, China’s internet companies saw some reprieve from a sentiment perspective in March 2022 after Vice Premier Liu He suggested that the latest regulatory cycle had come to an end and that China’s regulators were making good progress in solving issues surrounding the Holding Foreign Companies Accountable Act (HFCAA) by working with their counterparts in the US.

•   We believe the regulatory changes in real estate and falling property prices could redirect more flows to the equity markets. We believe the current economic cycle and regulations could provide tailwinds for the A-Shares markets in the short and long term, as many of the government’s goals will take decades to achieve.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares China Innovation ETF (continued)

China capital market overview (April 1 2021 to March 31, 2022)

•   China’s equity market, as measured by the MSCI China All Shares Index, was down for the period returning -24.20%, while China’s currency, the renminbi (RMB) appreciated 3.2% against the US dollar.

•   The best performing sectors across China’s equity markets included Energy (+49.39%), Materials (+4.75%), and Industrials (+1.21%).

•   The worst performing sectors across China’s equity markets were Real Estate (-33.73%), Communication Services (-38.30%), and Consumer Discretionary (-43.46%).

By the Fund’s fiscal year end on March 31, 2022 (the “reporting period”), the NAV of the Fund decreased by -24.19%.

At the end of the reporting period, the Fund held 26.67% of the portfolio in the Health Care sector, 24.79% in the Information Technology sector, 20.52% in the Consumer Discretionary sector, and 13.56% in the Communication Services sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares China Innovation ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

	Cumulative Inception to Date
	Net Asset Value	Market Price^
KraneShares China Innovation ETF	-24.19%	-21.65	%‡
MSCI China All Shares Index	N/A	-15.28	%‡

*       The Fund commenced operations on October 5, 2021.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.99%, which includes fees and expenses incurred indirectly as a result of investments in underlying Funds. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Global Carbon Transformation ETF

The KraneShares Global Carbon Transformation ETF (KGHG) is an actively managed ETF that aims to capture the low-carbon leaders of the future. KGHG focuses on companies in traditionally high emissions industries that are on the cusp of the transition away from fossil fuels to renewable energy technology. Companies in high impact industries that have a stated commitment and demonstrated action towards decarbonization may see superior growth compared to their peers as well as potentially benefit from a reevaluation and improved environmental, social and corporate governance (ESG) score.

Global Carbon Transformation Review:

2021 was marked by a rift of natural disasters globally, including the prolonged heatwave across parts of India, major flooding in China and Europe, and California’s largest wildfire in history. The pace and magnitude of these events, occurring in multiple places around the globe, suggests that governments and policymakers will continue to feel pressure to advance and support mitigation measures. Some key policy drivers for the year came out of the COP26 summit and the EU’s “Fit-for-55” initiative, which focus on emission reduction targets.

Additionally, the Russian invasion of Ukraine has led to a serious energy crisis in Europe. While European nations have committed to an energy transition to meet climate objectives, now urgent energy security issues are causing them to accelerate their plans. This rapid scale-up should bring costs down faster than previously expected and lay the groundwork for the global rollout of the energy transition.

We see three key positive catalysts for global carbon transformation space in the year to come:

•   As of 2021, 90% of global GDP is under a net zero target, and 12 of the top 20 emitting nations have committed to legitimate 1.5 degree climate reduction goals.

•   Europe’s “Repower EU” plan, launched on March 8, 2022, calls for substantial increases this decade in the installed base of solar and wind generating capacity and large new demand for green hydrogen. The annual investment in these areas for the rest of this decade is forecast at €170 billion, more than six times the €25 billion annual run rate of the past five years.

•   The Russian invasion of Ukraine has had significant implications for neighboring countries’ energy security and encouraged greater energy independence and the development of viable green energy alternatives. The war has also been an aggravating factor to global inflation, which is detrimental to most sectors, but highly positive for those involved in developing alternative energy supplies.

By the Fund’s fiscal year end on March 31, 2022 (the “reporting period”), the NAV of the Fund increased by 7.84%.

At the end of the reporting period, the Fund held 39.11% of the portfolio in the Utilities sector, 24.83% in the Industrials sector, 20.45% in the Materials sector, and 15.61% in the Energy sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Global Carbon Transformation ETF (concluded)

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

	Cumulative Inception to Date
	Net Asset Value	Market Price^
KraneShares Global Carbon Transformation ETF	7.84%	7.32	%‡
MSCI World Index	N/A	6.71	%‡

*       The Fund commenced operations on March 15, 2022.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.89%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Global Carbon Strategy ETF

The KraneShares Global Carbon ETF (the “Fund”) seeks to provide a total return that, before fees and expenses, exceeds that of the IHS Markit Global Carbon Index (the ‘‘Index’’) over a complete market cycle.

The Index is designed to measure the performance of a portfolio of liquid carbon credit futures that require “physical delivery” of emission allowances issued under cap and trade regimes. The index introduces a new measure for hedging risk and going long the price of carbon while supporting responsible investing.

Currently, the index covers the major European and North American cap-and-trade programs: European Union Allowances (EUA), California Carbon Allowances (CCA), the Regional Greenhouse Gas Initiative (RGGI), and United Kingdom Allowances (UKA).

Carbon Credits Market Review

2021 was a defining year for carbon markets as an asset class, making headlines in terms of both performance and climate impact. All major compliance markets—those administered by centralized governing bodies such as the European Commission or the California Air Resource Board—experienced significant gains, with the European Union, the largest submarket, being the strongest. Further, the year was full of huge developments as well as challenges that made the space increasingly compelling and diverse with new markets entering and a renewed international focus.

We see three key positive catalysts for carbon credits markets in the year to come:

•   The European Commission’s “Fit for 55” package, which tightens and strengthens the EU cap and trade program through new policy measures to reduce greenhouse gas (GHG) emissions, was one of the most significant events of the year. The tightening of European Union allowance (EUA) supply should also go a long way to detaching EUAs from economic cycle as Europe grapples with the impact of the conflict in Ukraine.

•   The California Air Resource Board is planning a review of its program, which could result in reforms comparable to the EU’s “Fit for 55” plan. We could see a tightening of California’s program following their review and, subsequently, similar upward price pressure that occurred after the EU’s “Fit-for-55”.

•   The post-Brexit UK market launched its own futures and made inclusion into the IHS index. China officially launched its national carbon emissions trading market in July 2021, which is positioned to be the world’s largest. South Korea—a more established market—also eased open the door to international access. Both could be potential additions to the index if/when they have liquid futures markets.

Carbon Credits Market Overview (April 1 2021 to March 31, 2022)

•   The IHS Markit Global Carbon Index returned 108% in 2021, with the internal price of carbon in the index rising from $24.78 to $51.45.

•   EUAs ended 2021 at $93 while RGGI broke $14.00. California held the middle at $32, and the newest entry, the UK allowance market, capped the group at $98.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Global Carbon Strategy ETF (continued)

By the Fund’s fiscal year end on March 31, 2022 (the “reporting period”), the NAV of the Fund increased by 64.71%, while the Underlying Index increased by 65.18%.

The Fund added the UK market in December and increased its exposure to the California market to align with the IHS Markit Global Carbon Index. 70.49% of the portfolio was exposed to the European Union Allowance (EUA) 2021 Future and 14.08% was exposed to the California Carbon Allowance (CCA) Vintage 2021 Future.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Global Carbon Strategy ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

	One Year Return			Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^
KraneShares Global Carbon Strategy ETF	64.71%	63.44	%‡	66.19	%‡	66.46	%‡
IHS Markit Global Carbon Index	N/A	65.18	%‡	N/A		66.28	%‡

*       The Fund commenced operations on July 29, 2020.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.78%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares European Carbon Allowance Strategy ETF

The KraneShares European Carbon Allowance Strategy ETF (KEUA) provides targeted exposure to the European Union Allowances (EUA) cap-and-trade carbon allowance program. KEUA is benchmarked to the IHS Markit Carbon EUA Index, which tracks the most traded EUA futures contracts. As a part of the KraneShares suite of carbon ETFs, KEUA provides a new vehicle for participating in the price of carbon and hedging risk while supporting responsible investing.

Carbon Credits Market Review

2021 was a defining year for carbon markets as an asset class, making headlines in terms of both performance and climate impact. All major compliance markets—those administered by centralized governing bodies such as the European Commission or the California Air Resource Board—experienced significant gains, with the European Union, the largest submarket, being the strongest. Further, the year was full of huge developments as well as challenges that made the space increasingly compelling and diverse with new markets entering and a renewed international focus.

We see three key positive catalysts for carbon credits markets in the year to come:

•   The European Commission’s “Fit for 55” package, which tightens and strengthens the EU cap and trade program through new policy measures to reduce greenhouse gas (GHG) emissions, was one of the most significant events of the year. The tightening of European Union allowance (EUA) supply should also go a long way to detaching EUAs from economic cycle as Europe grapples with the impact of the conflict in Ukraine.

•   The California Air Resource Board is planning a review of its program, which could result in reforms comparable to the EU’s “Fit for 55” plan. We could see a tightening of California’s program following their review and, subsequently, similar upward price pressure that occurred after the EU’s “Fit-for-55”.

•   The post-Brexit UK market launched its own futures and made inclusion into the IHS index. China officially launched its national carbon emissions trading market in July 2021, which is positioned to be the world’s largest. South Korea—a more established market—also eased open the door to international access. Both could be potential additions to the index if/when they have liquid futures markets.

Carbon Credits Market Overview (April 1, 2021 to March 31, 2022)

•   The IHS Markit Global Carbon Index returned 108% in 2021, with the internal price of carbon in the index rising from $24.78 to $51.45.

•   EUAs ended 2021 at $93 while Regional Greenhouse Gas Initiative (RGGI) broke $14.00. California held the middle at $32, and the newest entry, the UK allowance market, capped the group at $98.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares European Carbon Allowance Strategy ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

	Cumulative Inception to Date
	Net Asset Value	Market Price^
KraneShares European Carbon Allowance Strategy ETF	15.24%	15.52	%‡
IHS Markit Carbon EUA Index	N/A	14.59	%‡

*       The Fund commenced operations on October 4, 2021.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.79%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares California Carbon Allowance Strategy ETF

The KraneShares California Carbon Allowance Strategy ETF (KCCA) provides targeted exposure to the California Carbon Allowances (CCA) cap-and-trade carbon allowance program. KCCA is benchmarked to the IHS Markit Carbon CCA Index, which tracks the most traded CCA futures contracts.

As a part of the KraneShares suite of carbon ETFs, KCCA provides a new vehicle for participating in the price of carbon and hedging risk while supporting responsible investing and ESG goals.

Carbon Credits Market Review

2021 was a defining year for carbon markets as an asset class, making headlines in terms of both performance and climate impact. All major compliance markets—those administered by centralized governing bodies such as the European Commission or the California Air Resource Board—experienced significant gains, with the European Union, the largest submarket, being the strongest. Further, the year was full of huge developments as well as challenges that made the space increasingly compelling and diverse with new markets entering and a renewed international focus.

We see three key positive catalysts for carbon credits markets in the year to come:

•   The European Commission’s “Fit for 55” package, which tightens and strengthens the EU cap and trade program through new policy measures to reduce greenhouse gas (GHG) emissions, was one of the most significant events of the year. The tightening of European Union allowance (EUA) supply should also go a long way to detaching EUAs from economic cycle as Europe grapples with the impact of the conflict in Ukraine.

•   The California Air Resource Board is planning a review of its program, which could result in reforms comparable to the EU’s “Fit for 55” plan. We could see a tightening of California’s program following their review and, subsequently, similar upward price pressure that occurred after the EU’s “Fit-for-55”.

•   The post-Brexit UK market launched its own futures and made inclusion into the IHS index. China officially launched its national carbon emissions trading market in July 2021, which is positioned to be the world’s largest. South Korea—a more established market—also eased open the door to international access. Both could be potential additions to the index if/when they have liquid futures markets.

Carbon Credits Market Overview (April 1, 2021 to March 31, 2022)

•   The IHS Markit Global Carbon Index returned 108% in 2021, with the internal price of carbon in the index rising from $24.78 to $51.45.

•   EUAs ended 2021 at $93 while Regional Greenhouse Gas Initiative (RGGI) broke $14.00. California held the middle at $32, and the newest entry, the UK allowance market, capped the group at $98.

Management Discussion of Fund Performance (Unaudited) (concluded)

KraneShares California Carbon Allowance Strategy ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

	Cumulative Inception to Date
	Net Asset Value	Market Price^
KraneShares California Carbon Allowance Strategy ETF	3.08%	2.60%‡
IHS Markit Carbon CCA Index	N/A	2.28%‡

*       The Fund commenced operations on October 4, 2021.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.79%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Schedule of Investments March 31, 2022

KraneShares CICC China Leaders 100 Index ETF

	Shares	Value
COMMON STOCK — 100.0%‡
CHINA — 100.0%
Communication Services — 1.8%
37 Interactive Entertainment Network Technology Group, Cl A	27,000	$99,738
Chinese Universe Publishing and Media Group, Cl A	14,200	25,299
G-bits Network Technology Xiamen, Cl A	1,000	56,789
		181,826
Consumer Discretionary — 3.2%
China Automotive Engineering Research Institute, Cl A	8,400	19,107
Chongqing Department Store, Cl A	4,400	18,104
Huayu Automotive Systems, Cl A	34,100	107,165
Luolai Lifestyle Technology, Cl A	8,900	18,170
Rainbow Digital Commercial, Cl A	10,300	9,865
Suofeiya Home Collection, Cl A	13,900	42,129
Wanxiang Qianchao, Cl A	28,400	24,293
Wuchan Zhongda Group, Cl A	66,100	55,603
Zhejiang Meida Industrial, Cl A	5,400	11,577
Zhejiang Semir Garment, Cl A	17,300	18,532
		324,545
Consumer Staples — 2.5%
Anhui Kouzi Distillery, Cl A	7,800	66,400
Anhui Yingjia Distillery, Cl A	5,100	43,455
Bright Dairy & Food, Cl A	15,100	27,212
Juewei Food, Cl A	7,900	52,429
Sichuan Swellfun, Cl A	4,700	60,985
		250,481

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares CICC China Leaders 100 Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Energy — 7.5%
China Shenhua Energy, Cl A	69,200	$324,520
Inner Mongolia Dian Tou Energy, Cl A	16,900	46,163
Pingdingshan Tianan Coal Mining, Cl A	25,600	69,040
Shan Xi Hua Yang Group New Energy, Cl A	25,700	48,865
Shanxi Coking Coal Energy Group, Cl A	44,000	86,085
Shanxi Lu’an Environmental Energy Development, Cl A	25,800	67,466
Yankuang Energy Group, Cl A	19,200	115,960
		758,099
Financials — 39.1%
Agricultural Bank of China, Cl A	755,600	366,606
AVIC Industry-Finance Holdings, Cl A	113,700	74,151
Bank of China, Cl A	451,800	232,729
Bank of Communications, Cl A	588,500	473,722
China Construction Bank, Cl A	144,400	143,079
China Merchants Bank, Cl A	60,100	443,074
CITIC Securities, Cl A	141,220	464,942
Guosen Securities, Cl A	61,500	96,298
Haitong Securities, Cl A	206,097	334,399
Huatai Securities, Cl A	107,800	252,684
Industrial & Commercial Bank of China, Cl A	666,600	500,887
Industrial Bank, Cl A	171,700	559,071
		3,941,642
Health Care — 2.8%
China Animal Healthcare*(A)(B)(C)	4,000	—
China National Medicines, Cl A	8,100	37,424
Renhe Pharmacy, Cl A	24,300	30,049
Tonghua Dongbao Pharmaceutical, Cl A	30,600	49,119
Zhejiang NHU, Cl A	33,500	167,181
		283,773
Industrials — 11.5%
China Railway Group, Cl A	219,100	208,121
China State Construction Engineering, Cl A	450,200	385,799
Hangxiao Steel Structure, Cl A	27,300	17,718
Jiangsu Guotai International Group, Cl A	20,500	31,583
Shanghai Construction Group, Cl A	93,700	48,119
Shanghai International Port Group, Cl A	74,800	64,453
Sinoma International Engineering, Cl A	23,700	35,766
Sinosteel Engineering & Technology, Cl A	14,700	15,607
Sinotrans, Cl A	34,500	21,739
TangShan Port Group, Cl A	63,900	29,997
Xiamen C & D, Cl A	37,100	74,339

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares CICC China Leaders 100 Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
Xiamen Xiangyu, Cl A	23,300	$32,299
Xinjiang Goldwind Science & Technology, Cl A	59,300	122,652
Zhuzhou Kibing Group, Cl A	34,900	72,955
		1,161,147
Information Technology — 2.5%
Avary Holding Shenzhen, Cl A	14,700	66,737
Beijing Dahao Technology, Cl A	3,900	12,170
GRG Banking Equipment, Cl A	26,500	44,375
Hanergy Thin Film Power Group*(A)(B)(C)	65,064	—
Shengyi Technology, Cl A	24,100	61,198
Shenzhen Huaqiang Industry, Cl A	6,400	12,713
Sinosoft, Cl A	7,600	31,128
Universal Scientific Industrial Shanghai, Cl A	14,000	26,729
		255,050
Materials — 20.2%
Anhui Jinhe Industrial, Cl A	7,200	44,710
Baoshan Iron & Steel, Cl A	191,600	203,730
China Jushi, Cl A	51,628	123,944
China Lumena New Materials*(A)(B)(C)	718	—
CNSIG Inner Mongolia Chemical Industry	10,300	26,934
Fangda Special Steel Technology, Cl A	27,500	37,342
Gansu Shangfeng Cement, Cl A	8,600	29,601
Hongda Xingye, Cl A	53,700	41,281
Inner Mongolia Junzheng Energy & Chemical Industry Group, Cl A	72,400	52,349
LB Group, Cl A	25,500	92,912
Liuzhou Iron & Steel, Cl A	11,000	8,664
Luxi Chemical Group, Cl A	24,700	69,726
Maanshan Iron & Steel, Cl A	51,200	31,939
Nanjing Iron & Steel, Cl A	65,800	37,419
Ningxia Baofeng Energy Group, Cl A	48,200	112,829
Shenzhen Jinjia Group, Cl A	21,500	46,772
Shenzhen Zhongjin Lingnan Nonfemet, Cl A	54,800	38,242
Tianhe Chemicals Group*(A)(B)(C)	40,000	—
Wanhua Chemical Group, Cl A	30,100	383,546
Xinfengming Group, Cl A	16,600	30,203
Xinyu Iron & Steel, Cl A	41,200	36,669
Zibo Qixiang Tengda Chemical, Cl A	30,240	40,586
Zijin Mining Group, Cl A	304,300	543,590
		2,032,988

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares CICC China Leaders 100 Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Real Estate — 7.0%
China Merchants Shekou Industrial Zone Holdings, Cl A	68,400	$163,347
Jinke Properties Group, Cl A	69,500	53,755
Poly Developments and Holdings Group, Cl A	152,600	425,485
Shanghai Shimao, Cl A	24,100	14,237
Zhuhai Huafa Properties, Cl A	36,600	41,685
		698,509
Utilities — 1.9%
CGN Power, Cl A	249,000	107,083
Chongqing Three Gorges Water Conservancy & Electric Power, Cl A	15,900	27,927
Shenergy, Cl A	52,800	50,404
		185,414
TOTAL CHINA		10,073,474
TOTAL COMMON STOCK (Cost $9,785,649)		10,073,474
TOTAL INVESTMENTS — 100.0% (Cost $9,785,649)		10,073,474
OTHER ASSETS LESS LIABILITIES — 0.0%		1,228
NET ASSETS — 100%		$10,074,702

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

(A)   Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of March 31, 2022 was $0 and represents 0.0% of Net Assets.

(B)   Level 3 security in accordance with fair value hierarchy.

(C)   Security considered illiquid.  The total value of such securities as of March 31, 2022 was $0 and represents 0.0% of Net Assets.

Cl — Class

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares CICC China Leaders 100 Index ETF (concluded)

The following summarizes the market value of the Fund’s investments used as of March 31, 2022, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^		Total
Common Stock
China
Communication Services	$181,826	$—	$—		$181,826
Consumer Discretionary	324,545	—	—		324,545
Consumer Staples	250,481	—	—		250,481
Energy	758,099	—	—		758,099
Financials	3,941,642	—	—		3,941,642
Health Care	283,773	—	—	‡‡	283,773
Industrials	1,161,147	—	—		1,161,147
Information Technology	255,050	—	—	‡‡	255,050
Materials	2,032,988	—	—	‡‡	2,032,988
Real Estate	698,509	—	—		698,509
Utilities	185,414	—	—		185,414
Total Common Stock	10,073,474	—	—		10,073,474
Total Investments in Securities	$10,073,474	$—	$—		$10,073,474

^      A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.

‡‡     Security or securities with a market value of $0.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares CSI China Internet ETF

	Shares	Value
COMMON STOCK — 100.2%‡
CHINA — 99.7%
Communication Services — 42.7%
Autohome ADR	2,028,462	$61,685,529
Baidu, Cl A*	25,840,934	466,901,469
Bilibili, Cl Z*	5,525,724	152,688,750
China Literature*	13,754,800	57,345,330
DouYu International Holdings ADR*	4,320,705	8,987,066
Hello Group ADR*	4,301,058	24,860,115
HUYA ADR*(A)	2,108,810	9,426,381
iQIYI ADR*(A)	10,159,058	46,122,123
JOYY ADR	1,480,185	54,367,195
Kanzhun ADR*	10,502,930	261,627,986
Kingsoft	28,977,200	93,983,308
Kuaishou Technology, Cl B*	31,416,800	297,664,091
NetEase	14,812,605	271,988,738
Tencent Holdings	13,893,375	663,853,324
Tencent Music Entertainment Group ADR*	18,034,896	87,829,943
Weibo ADR*	1,830,458	44,864,526
XD*(A)	7,507,800	23,295,904
Zhihu ADR*(A)	14,453,443	34,977,332
		2,662,469,110
Consumer Discretionary — 43.1%
Alibaba Group Holding*	47,987,364	686,899,342
Alibaba Health Information Technology*	144,654,000	93,832,817
Baozun ADR*(A)	1,369,837	11,753,201
Dada Nexus ADR*	2,138,961	19,528,714
Gaotu Techedu ADR*(A)	2,160,147	3,715,453
JD Health International*	33,945,900	208,493,729

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares CSI China Internet ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Discretionary (continued)
JD.com, Cl A*	15,987,090	$477,689,700
Meituan, Cl B*	21,266,200	422,532,462
Pinduoduo ADR*	5,507,192	220,893,471
Ping An Healthcare and Technology*(A)	15,541,500	40,880,928
TAL Education Group ADR*	15,295,200	46,038,552
Tongcheng Travel Holdings*	35,360,200	63,212,554
Trip.com Group ADR*	11,568,009	267,452,368
Vipshop Holdings ADR*	12,485,163	112,366,467
Youdao ADR*(A)	1,914,991	13,596,436
		2,688,886,194
Financials — 3.4%
360 DigiTech ADR	2,722,775	41,903,507
Lufax Holding ADR	18,936,421	105,475,865
ZhongAn Online P&C Insurance, Cl H*(A)	19,053,000	64,958,386
		212,337,758
Health Care — 0.3%
Yidu Tech*(A)	15,871,100	19,840,395
Industrials — 3.9%
51job ADR*(A)	841,615	49,276,558
Full Truck Alliance ADR*	29,326,535	195,607,989
		244,884,547

Information Technology — 3.2%
Agora ADR*	2,168,984	21,559,701
Chindata Group Holdings ADR*	4,855,595	30,687,360
Kingsoft Cloud Holdings ADR*(A)	3,480,219	21,124,929
Ming Yuan Cloud Group Holdings(A)	32,191,000	44,311,232
OneConnect Financial Technology ADR*	4,107,906	5,792,147
Vnet Group ADR*(A)	3,344,843	19,500,435
Weimob*(A)	57,228,000	37,706,729
Yeahka*(A)	7,188,800	22,122,492
		202,805,025
Real Estate — 3.1%
KE Holdings ADR*	15,522,287	192,010,690
TOTAL CHINA		6,223,233,719

HONG KONG — 0.5%
Communication Services — 0.5%
Alibaba Pictures Group*	353,834,000	29,367,942
TOTAL HONG KONG		29,367,942
TOTAL COMMON STOCK (Cost $9,574,639,103)		6,252,601,661

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares CSI China Internet ETF (concluded)

	Shares	Value
SHORT-TERM INVESTMENT(B)(C) — 3.6%
Invesco Government & Agency Portfolio, Cl Institutional, 0.030%	224,051,873	$224,051,873
TOTAL SHORT-TERM INVESTMENT (Cost $224,051,873)		224,051,873
TOTAL INVESTMENTS — 103.8% (Cost $9,798,690,976)		6,476,653,534
OTHER ASSETS LESS LIABILITIES — (3.8)%		(237,119,255)
NET ASSETS — 100%		$6,239,534,279

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

(A)   This security or a partial position of this security is on loan at March 31, 2022.  The total market value of securities on loan at March 31, 2022 was $213,116,100.

(B)   The rate shown is the 7-day effective yield as of March 31, 2022.

(C)   This security was purchased with cash collateral held from securities on loan. The total value of such security as of March 31, 2022 was $224,051,873.

ADR — American Depositary Receipt

Cl — Class

As of March 31, 2022, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Bosera MSCI China A 50 Connect Index ETF

	Shares	Value
COMMON STOCK — 99.9%‡
CHINA — 99.9%
Communication Services — 1.1%
China United Network Communications, Cl A	6,451,000	$3,627,868
Focus Media Information Technology, Cl A	3,005,902	2,893,159
		6,521,027
Consumer Discretionary — 6.1%
BYD, Cl A	530,069	19,188,396
China Tourism Group Duty Free, Cl A	570,832	14,780,431
		33,968,827
Consumer Staples — 15.4%
Foshan Haitian Flavouring & Food, Cl A	437,488	6,024,669
Inner Mongolia Yili Industrial Group, Cl A	797,712	4,635,654
Jiangsu Yanghe Brewery JSC, Cl A	187,618	4,008,543
Kweichow Moutai, Cl A	156,489	42,375,607
Luzhou Laojiao, Cl A	182,346	5,339,310
Muyuan Foods, Cl A	655,845	5,874,411
Shanxi Xinghuacun Fen Wine Factory, Cl A	151,816	6,095,981
Wuliangye Yibin, Cl A	483,479	11,809,558
		86,163,733
Energy — 2.3%
China Petroleum & Chemical, Cl A	7,990,184	5,437,468
China Shenhua Energy, Cl A	1,654,447	7,758,682
		13,196,150
Financials — 19.3%
Agricultural Bank of China, Cl A	12,431,907	6,031,769
Bank of Communications, Cl A	6,550,399	5,272,843
Bank of Ningbo, Cl A	1,102,578	6,494,131

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Bosera MSCI China A 50 Connect Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Financials (continued)
China Merchants Bank, Cl A	3,441,301	$25,370,251
China Pacific Insurance Group, Cl A	1,142,114	4,123,636
CITIC Securities, Cl A	2,043,347	6,727,360
East Money Information, Cl A	1,724,713	6,884,615
Industrial & Commercial Bank of China, Cl A	10,494,526	7,885,649
Industrial Bank, Cl A	3,465,422	11,283,734
Ping An Bank, Cl A	3,238,441	7,846,005
Ping An Insurance Group of China, Cl A	1,806,898	13,790,615
Shanghai Pudong Development Bank, Cl A	4,898,346	6,172,992
		107,883,600
Health Care — 9.5%
Aier Eye Hospital Group, Cl A	1,228,459	6,105,430
Chongqing Zhifei Biological Products, Cl A	363,347	7,898,723
Jiangsu Hengrui Medicine, Cl A	1,453,652	8,431,416
Shenzhen Mindray Bio-Medical Electronics, Cl A	276,194	13,367,875
WuXi AppTec, Cl A	582,382	10,309,870
Zhangzhou Pientzehuang Pharmaceutical, Cl A	136,950	6,843,725
		52,957,039
Industrials — 15.9%
China State Construction Engineering, Cl A	11,029,200	9,451,466
Contemporary Amperex Technology, Cl A	612,753	49,449,971
COSCO SHIPPING Holdings, Cl A	3,328,223	8,126,440
Eve Energy, Cl A	498,145	6,330,297
Sany Heavy Industry, Cl A	2,233,733	6,164,837
SF Holding, Cl A	1,290,159	9,287,860
		88,810,871
Information Technology — 13.3%
BOE Technology Group, Cl A	18,765,945	12,741,013
LONGi Green Energy Technology, Cl A	2,707,876	30,793,712
Luxshare Precision Industry, Cl A	3,526,121	17,608,109
Will Semiconductor Shanghai, Cl A	437,589	13,331,503
		74,474,337
Materials — 11.9%
Anhui Conch Cement, Cl A	2,004,305	12,468,298
Wanhua Chemical Group, Cl A	1,573,436	20,049,343
Yunnan Energy New Material, Cl A	447,069	15,493,641
Zijin Mining Group, Cl A	10,319,205	18,433,829
		66,445,111

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Bosera MSCI China A 50 Connect Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
Real Estate — 2.2%
China Vanke, Cl A	1,882,299	$5,678,239
Poly Developments and Holdings Group, Cl A	2,316,658	6,459,389
		12,137,628
Utilities — 2.9%
China Three Gorges Renewables Group, Cl A	4,392,600	4,248,604
China Yangtze Power, Cl A	3,496,421	12,117,210
		16,365,814
TOTAL CHINA		558,924,137
TOTAL COMMON STOCK (Cost $616,341,845)		558,924,137
TOTAL INVESTMENTS — 99.9% (Cost $616,341,845)		558,924,137
OTHER ASSETS LESS LIABILITIES — 0.1%		469,265
NET ASSETS — 100%		$559,393,402

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

Cl — Class

JSC — Joint-Stock Company

As of March 31, 2022, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Bloomberg China Bond Inclusion Index ETF

	Face Amount(A)	Value
GLOBAL BONDS — 48.1%
China — 48.1%
Agricultural Development Bank of China
4.180%, 05/04/2022	2,590,000	$408,739
3.060%, 08/05/2023	3,500,000	555,923
China Development Bank
4.040%, 04/10/2027	1,650,000	272,846
4.040%, 07/06/2028	1,650,000	274,030
3.430%, 01/14/2027	3,450,000	556,155
3.300%, 03/03/2026	2,360,000	378,847
3.090%, 06/18/2030	820,000	128,552
China Government Bond
4.080%, 10/22/2048	1,190,000	208,133
4.050%, 07/24/2047	930,000	162,502
3.530%, 10/18/2051	2,700,000	438,799
3.390%, 03/16/2050	1,560,000	243,762
3.290%, 05/23/2029	1,600,000	259,524
3.020%, 10/22/2025	2,500,000	400,407
2.840%, 04/08/2024	2,600,000	413,642
2.680%, 05/21/2030	1,800,000	279,203
2.470%, 09/02/2024	3,800,000	599,416
1.990%, 04/09/2025	1,710,000	265,267
Export-Import Bank of China
3.860%, 05/20/2029	1,030,000	169,592
3.230%, 03/23/2030	1,160,000	183,673
2.930%, 03/02/2025	1,240,000	196,415
2.050%, 04/07/2022	840,000	132,319
		6,527,746
TOTAL GLOBAL BONDS (Cost $6,454,794)		6,527,746

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Bloomberg China Bond Inclusion Index ETF (concluded)

	Face Amount(A)	Value
CORPORATE OBLIGATIONS — 28.4%
CHINA — 25.0%
Basic Materials — 4.6%
China Baowu Steel Group, MTN
2.370%, 05/22/2023	4,000,000	$627,983
Energy — 4.7%
China National Petroleum, MTN
3.510%, 07/09/2022	4,000,000	631,313
Financials — 4.7%
CITIC Securities
3.580%, 07/25/2022	4,000,000	631,902
Utilities — 11.0%
China Southern Power Grid, MTN
3.300%, 01/17/2023	1,500,000	237,346
State Grid Corp of China
2.820%, 06/23/2022	4,000,000	630,574
State Power Investment, MTN
3.550%, 10/22/2022	4,000,000	632,825
		1,500,745
TOTAL CHINA		3,391,943

SUPRANATIONAL — 3.4%
Government — 3.4%
New Development Bank 2.450%, 01/27/2025	3,000,000	467,032
TOTAL CORPORATE OBLIGATIONS (Cost $3,787,886)		3,858,975
TOTAL INVESTMENTS — 76.5% (Cost $10,242,680)		10,386,721
OTHER ASSETS LESS LIABILITIES — 23.5%		3,199,310
NET ASSETS — 100%		$13,586,031

(A)   In CNY unless otherwise indicated.

CNY — Chinese Yen

MTN — Medium Term Note

As of March 31, 2022, all of the Fund’s investments were considered Level 2 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.
The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI All China Index ETF

	Shares	Value
COMMON STOCK — 99.9%‡
CHINA — 99.3%
Communication Services — 11.0%
Autohome ADR	927	$28,190
Baidu ADR*	1,561	206,520
Bilibili ADR*	2,248	57,504
Focus Media Information Technology, Cl A	24,700	23,774
Hello Group ADR*	812	4,693
iQIYI ADR*	2,140	9,716
JOYY ADR	366	13,443
Kingsoft	24,200	78,489
Oriental Pearl Group, Cl A	14,440	17,697
Tencent Holdings	27,658	1,321,555
Tencent Music Entertainment Group ADR*	2,172	10,578
Weibo ADR*	375	9,191
		1,781,350
Consumer Discretionary — 21.5%
Alibaba Group Holding*	79,424	1,136,889
Alibaba Health Information Technology*	28,000	18,163
ANTA Sports Products	9,000	113,083
Brilliance China Automotive Holdings*(A)(B)(C)	28,000	19,378
BYD, Cl A	4,000	144,799
BYD, Cl H	6,500	186,250
China Grand Automotive Services Group, Cl A*	5,100	1,888
China Tourism Group Duty Free, Cl A	3,900	100,982
Chongqing Changan Automobile, Cl A	38,260	68,286
Dongfeng Motor Group, Cl H	26,000	19,555

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Discretionary (continued)
Fuyao Glass Industry Group, Cl A	14,300	$80,149
Geely Automobile Holdings	38,000	59,974
Great Wall Motor, Cl H	28,000	44,906
Guangzhou Automobile Group, Cl H	28,000	23,383
Haier Smart Home, Cl A	14,400	52,400
Haier Smart Home, Cl H	19,000	61,745
Huayu Automotive Systems, Cl A	7,900	24,827
Huazhu Group ADR*	1,389	45,823
JD.com, Cl A*	1,422	42,483
Li Auto ADR*	5,540	142,987
Meituan, Cl B*	17,100	339,755
New Oriental Education & Technology Group ADR*	11,679	13,431
NIO ADR*	8,134	171,221
Pinduoduo ADR*	2,024	81,183
SAIC Motor, Cl A	12,857	34,431
Shenzhen Overseas Chinese Town, Cl A	48,600	56,347
Shenzhou International Group Holdings	6,500	86,983
Suning.com, Cl A*	22,100	12,011
TAL Education Group ADR*	2,268	6,827
Trip.com Group ADR*	3,392	78,423
Vipshop Holdings ADR*	3,333	29,997
XPeng ADR, Cl A*	3,670	101,255
Yum China Holdings	2,095	87,026
		3,486,840
Consumer Staples — 9.5%
Anhui Gujing Distillery, Cl A	2,400	64,785
China Mengniu Dairy	17,000	91,606
China Resources Beer Holdings	18,000	110,440
Foshan Haitian Flavouring & Food, Cl A	6,708	92,376
Guangdong Haid Group, Cl A	8,900	76,969
Henan Shuanghui Investment & Development, Cl A	8,900	40,742
Inner Mongolia Yili Industrial Group, Cl A	13,100	76,127
Jiangsu Yanghe Brewery JSC, Cl A	2,700	57,687
Kweichow Moutai, Cl A	1,600	433,263
Luzhou Laojiao, Cl A	3,900	114,197
Muyuan Foods, Cl A	14,602	130,790
New Hope Liuhe, Cl A*	23,400	62,591
Shanxi Xinghuacun Fen Wine Factory, Cl A	1,960	78,701
Sun Art Retail Group	19,000	6,914
Tingyi Cayman Islands Holding	24,000	40,453

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Staples (continued)
Want Want China Holdings	39,000	$36,055
Yonghui Superstores, Cl A	27,200	18,082
		1,531,778
Energy — 3.1%
China Oilfield Services, Cl H	26,000	26,659
China Petroleum & Chemical, Cl A	83,000	56,483
China Petroleum & Chemical, Cl H	160,500	80,543
China Shenhua Energy, Cl H	19,500	62,498
Offshore Oil Engineering, Cl A	32,500	21,912
PetroChina, Cl A	29,700	25,826
PetroChina, Cl H	127,984	66,350
Shaanxi Coal Industry, Cl A	20,800	53,900
Shanxi Lu’an Environmental Energy Development, Cl A	13,000	33,995
Yankuang Energy Group, Cl H	26,000	77,189
		505,355
Financials — 23.0%
Agricultural Bank of China, Cl A	118,200	57,349
Agricultural Bank of China, Cl H	182,397	70,104
AVIC Industry-Finance Holdings, Cl A	39,000	25,434
Bank of Beijing, Cl A	50,600	36,507
Bank of China, Cl A	62,700	32,298
Bank of China, Cl H	417,396	167,888
Bank of Communications, Cl A	77,900	62,707
Bank of Communications, Cl H	53,000	38,034
Bank of Hangzhou, Cl A	24,800	55,045
Bank of Jiangsu, Cl A	40,300	44,756
Bank of Nanjing, Cl A	26,000	43,701
Bank of Ningbo, Cl A	12,800	75,391
Bank of Shanghai, Cl A	33,804	35,358
Changjiang Securities, Cl A	37,700	36,999
China Cinda Asset Management, Cl H	180,504	30,885
China CITIC Bank, Cl H	53,000	26,867
China Construction Bank, Cl A	22,100	21,898
China Construction Bank, Cl H	482,000	362,513
China Everbright Bank, Cl A	97,400	50,632
China Galaxy Securities, Cl H	65,500	36,717
China Life Insurance, Cl H	39,483	60,701
China Merchants Bank, Cl A	31,300	230,753
China Merchants Bank, Cl H	25,000	196,485
China Merchants Securities, Cl A	16,900	38,522
China Minsheng Banking, Cl A	89,800	54,038

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Financials (continued)
China Minsheng Banking, Cl H	58,500	$22,036
China Pacific Insurance Group, Cl A	9,200	33,217
China Pacific Insurance Group, Cl H	18,400	44,923
China Taiping Insurance Holdings	10,600	12,980
CITIC Securities, Cl A	24,045	79,164
CITIC Securities, Cl H	15,100	34,861
Everbright Securities, Cl A	18,200	35,723
Far East Horizon	14,000	12,514
Founder Securities, Cl A	31,100	33,020
GF Securities, Cl A	17,100	47,356
GF Securities, Cl H	26,000	36,918
Guosen Securities, Cl A	20,700	32,413
Guotai Junan Securities, Cl A	14,300	35,389
Haitong Securities, Cl A	22,100	35,858
Huatai Securities, Cl A	20,900	48,990
Huatai Securities, Cl H	15,800	24,331
Huaxia Bank, Cl A	33,800	29,604
Industrial & Commercial Bank of China, Cl A	119,200	89,568
Industrial & Commercial Bank of China, Cl H	375,441	230,594
Industrial Bank, Cl A	35,200	114,614
Industrial Securities, Cl A*	48,069	58,154
New China Life Insurance, Cl A	3,900	21,705
New China Life Insurance, Cl H	7,800	21,812
Noah Holdings ADR*	805	18,942
Orient Securities, Cl A*	24,700	42,722
People’s Insurance Group of China, Cl H	52,452	17,213
PICC Property & Casualty, Cl H	49,510	50,702
Ping An Bank, Cl A	36,291	87,925
Ping An Insurance Group of China, Cl A	18,000	137,380
Ping An Insurance Group of China, Cl H	32,500	230,945
Shanghai Pudong Development Bank, Cl A	51,900	65,405
Shenwan Hongyuan Group, Cl A	58,500	40,363
		3,718,923
Health Care — 6.6%
3SBio	13,000	10,624
BeiGene ADR*	368	69,405
Beijing Tongrentang, Cl A	1,544	11,368
Changchun High & New Technology Industry Group, Cl A	2,400	63,458
China Medical System Holdings	14,000	22,060
China Traditional Chinese Medicine Holdings	28,000	14,659
CSPC Pharmaceutical Group	61,520	71,093

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Health Care (continued)
Dong-E-E-Jiao, Cl A	5,200	$27,769
Genscript Biotech*	24,000	76,921
Guangzhou Baiyunshan Pharmaceutical Holdings, Cl A	4,000	19,760
Huadong Medicine, Cl A	5,080	26,744
Hualan Biological Engineering, Cl A	10,480	33,530
Hutchmed China ADR*	1,769	33,469
Jiangsu Hengrui Medicine, Cl A	10,916	63,315
Meinian Onehealth Healthcare Holdings, Cl A*	12,760	11,839
Shanghai Fosun Pharmaceutical Group, Cl A	6,600	55,446
Shanghai Fosun Pharmaceutical Group, Cl H	6,000	29,343
Shanghai Pharmaceuticals Holding, Cl A	13,000	50,193
Sichuan Kelun Pharmaceutical, Cl A	3,900	10,647
Sinopharm Group, Cl H	10,400	23,744
Tasly Pharmaceutical Group, Cl A	1,500	3,618
Tonghua Dongbao Pharmaceutical, Cl A	9,800	15,731
Wuxi Biologics Cayman*	16,000	132,901
Yunnan Baiyao Group, Cl A	2,600	33,511
Zai Lab ADR*	378	16,624
Zhangzhou Pientzehuang Pharmaceutical, Cl A	1,900	94,948
Zhejiang NHU, Cl A	9,360	46,711
		1,069,431
Industrials — 6.9%
51job ADR*	236	13,818
AECC Aviation Power, Cl A	6,600	46,682
AVIC Electromechanical Systems, Cl A	12,900	21,987
Beijing Capital International Airport, Cl H*	24,000	14,066
China Conch Environment Protection Holdings*	13,000	16,268
China Conch Venture Holdings	13,000	38,014
China Eastern Airlines, Cl A*	44,200	32,585
China Energy Engineering	75,137	28,880
China Everbright Environment Group	26,323	15,932
China Merchants Port Holdings	25,852	46,875
China Railway Group, Cl H	39,000	21,862
China Southern Airlines, Cl A*	41,700	40,661
CITIC	30,780	34,233
COSCO SHIPPING Holdings, Cl A	43,420	106,018
Daqin Railway, Cl A	27,800	30,086
Fosun International	19,500	21,239
Guangzhou Baiyun International Airport, Cl A	13,000	25,086
Jiangsu Expressway, Cl H	26,000	27,224
Metallurgical Corp of China, Cl A	73,900	43,655

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
Power Construction Corp of China, Cl A	33,800	$38,815
Sany Heavy Industry, Cl A	23,400	64,581
Shanghai International Airport, Cl A*	2,600	20,151
Shanghai International Port Group, Cl A	23,300	20,077
Shenzhen International Holdings	23,290	24,624
Weichai Power, Cl A	29,788	62,644
Xinjiang Goldwind Science & Technology, Cl A	18,249	37,745
Yutong Bus, Cl A	12,644	16,751
Zhejiang Chint Electrics, Cl A*	6,500	40,527
Zhejiang Sanhua Intelligent Controls, Cl A	18,112	47,419
Zhuzhou CRRC Times Electric, Cl H	5,200	20,418
Zoomlion Heavy Industry Science and Technology, Cl A	29,700	31,066
ZTO Express Cayman ADR*	2,458	61,450
		1,111,439
Information Technology — 5.8%
AAC Technologies Holdings	6,500	15,753
Aisino, Cl A	1,600	3,168
BOE Technology Group, Cl A	84,500	57,371
DHC Software, Cl A	16,900	18,902
GDS Holdings ADR*	507	19,900
Hanergy Thin Film Power Group*(A)(B)(C)	4,364	—
Hengtong Optic-electric, Cl A	6,100	12,463
Iflytek, Cl A	5,300	38,881
Kingboard Holdings	7,000	34,055
Kingdee International Software Group*	26,000	57,834
Lenovo Group	52,000	56,572
LONGi Green Energy Technology, Cl A	11,892	135,235
Luxshare Precision Industry, Cl A	20,674	103,238
NavInfo, Cl A*	11,700	25,748
OFILM Group, Cl A*	11,582	12,990
Sanan Optoelectronics, Cl A	15,400	57,688
Sunny Optical Technology Group	5,100	82,119
Tianma Microelectronics, Cl A	12,900	21,236
TravelSky Technology, Cl H	12,000	17,315
Unigroup Guoxin Microelectronics, Cl A	2,700	86,996
Yonyou Network Technology, Cl A	9,225	33,278
Zhejiang Dahua Technology, Cl A	9,100	23,724
ZTE, Cl H	13,000	26,593
		941,059

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Materials — 5.0%
Anhui Conch Cement, Cl A	6,500	$40,435
Anhui Conch Cement, Cl H	10,000	51,460
Baoshan Iron & Steel, Cl A	50,200	53,378
BBMG, Cl A	50,500	24,343
China Molybdenum, Cl H	105,000	54,837
China National Building Material, Cl H	28,000	34,824
China Northern Rare Earth Group High-Tech, Cl A	18,300	111,649
China Resources Cement Holdings	26,000	21,679
Ganfeng Lithium, Cl A	3,900	77,194
Hesteel, Cl A	57,000	21,370
Inner Mongolia BaoTou Steel Union, Cl A*	114,300	40,152
Rongsheng Petrochemical, Cl A	21,150	47,643
Shandong Hualu Hengsheng Chemical, Cl A	10,040	51,512
Sinopec Shanghai Petrochemical, Cl A	58,500	32,438
Tianqi Lithium, Cl A*	1,140	14,616
Zhejiang Huayou Cobalt, Cl A	2,480	38,207
Zhejiang Longsheng Group, Cl A	19,500	33,483
Zijin Mining Group, Cl A	32,500	58,057
		807,277
Real Estate — 4.3%
China Evergrande Group(A)(B)(C)	13,000	2,772
China Jinmao Holdings Group	52,000	15,471
China Merchants Shekou Industrial Zone Holdings, Cl A	15,600	37,254
China Overseas Land & Investment	31,839	95,337
China Resources Land	24,214	112,855
China Vanke, Cl A	15,543	46,888
China Vanke, Cl H	8,900	20,161
CIFI Holdings Group	53,195	31,313
Country Garden Holdings	63,612	48,980
Gemdale, Cl A	18,200	40,941
Greenland Holdings, Cl A	32,660	27,731
Guangzhou R&F Properties, Cl H	32,400	11,501
KWG Group Holdings	18,773	7,767
Longfor Group Holdings	13,000	66,897
Poly Developments and Holdings Group, Cl A	22,200	61,899
Seazen Holdings, Cl A*	5,200	26,352
Shimao Group Holdings	17,500	9,877
Sunac China Holdings	13,000	7,603
Xinhu Zhongbao, Cl A	54,700	26,281
		697,880

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Utilities — 2.6%
Beijing Enterprises Water Group	52,000	$16,002
China Gas Holdings	18,800	24,102
China Longyuan Power Group, Cl H	26,000	59,228
China Resources Gas Group	6,000	25,474
China Resources Power Holdings	24,000	45,172
ENN Energy Holdings	3,982	59,745
Guangdong Investment	40,000	54,754
Huadian Power International, Cl A	44,100	24,592
Huaneng Power International, Cl H*	89,077	38,104
SDIC Power Holdings, Cl A	23,400	34,429
Sichuan Chuantou Energy, Cl A	23,500	39,759
		421,361
TOTAL CHINA		16,072,693

HONG KONG — 0.6%
Communication Services — 0.1%
Alibaba Pictures Group*	260,000	21,580
Health Care — 0.3%
Sino Biopharmaceutical	63,500	39,650
Materials — 0.2%
Nine Dragons Paper Holdings	40,000	34,936
TOTAL HONG KONG		96,166
TOTAL COMMON STOCK (Cost $22,491,947)		16,168,859
TOTAL INVESTMENTS — 99.9% (Cost $22,491,947)		16,168,859
OTHER ASSETS LESS LIABILITIES — 0.1%		11,810
NET ASSETS — 100%		$16,180,669

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

(A)   Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of March 31, 2022 was $22,150 and represents 0.1% of Net Assets.

(B)   Level 3 security in accordance with fair value hierarchy.

(C)   Security considered illiquid.  The total value of such securities as of March 31, 2022 was $22,150 and represents 0.1% of Net Assets.

ADR — American Depositary Receipt

Cl — Class

JSC — Joint-Stock Company

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI All China Index ETF (concluded)

The following summarizes the market value of the Fund’s investments used as of March 31, 2022, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^	Total
Common Stock
China
Communication Services	$1,781,350	$—	$—	$1,781,350
Consumer Discretionary	3,467,462	—	19,378	3,486,840
Consumer Staples	1,531,778	—	—	1,531,778
Energy	505,355	—	—	505,355
Financials	3,718,923	—	—	3,718,923
Health Care	1,069,431	—	—	1,069,431
Industrials	1,111,439	—	—	1,111,439
Information Technology	941,059	—	—‡‡	941,059
Materials	807,277	—	—	807,277
Real Estate	695,108	—	2,772	697,880
Utilities	421,361	—	—	421,361
Hong Kong	96,166	—	—	96,166
Total Common Stock	16,146,709	—	22,150	16,168,859
Total Investments in Securities	$16,146,709	$—	$22,150	$16,168,859

^      A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.

‡‡     Security or securities with a market value of $0.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI One Belt One Road Index ETF

	Shares	Value
COMMON STOCK — 99.2%‡
CHINA — 45.3%
Energy — 1.8%
China Petroleum & Chemical, Cl H	244,000	$122,445
Guanghui Energy, Cl A*	20,600	26,610
		149,055
Financials — 4.2%
Bank of Changsha, Cl A	12,300	14,823
Bank of Chengdu, Cl A	11,100	26,263
Bank of Guiyang, Cl A	11,227	11,248
Bank of Hangzhou, Cl A	18,100	40,174
Bank of Jiangsu, Cl A	45,055	50,036
Bank of Nanjing, Cl A	30,591	51,418
Bank of Ningbo, Cl A	21,346	125,727
Chongqing Rural Commercial Bank, Cl A	27,000	16,928
Qingdao Rural Commercial Bank, Cl A	17,000	9,453
		346,070
Industrials — 23.8%
Beijing New Building Materials, Cl A	5,208	24,866
Beijing-Shanghai High Speed Railway, Cl A	124,700	93,897
China Communications Services, Cl H	26,000	11,786
China Conch Environment Protection Holdings*	17,000	21,273
China Conch Venture Holdings	17,000	49,710
China Energy Engineering	98,900	38,014
China Lesso Group Holdings	11,000	13,372
China Railway Group, Cl H	41,500	23,263
China State Construction Engineering, Cl A	127,900	109,604
Contemporary Amperex Technology, Cl A	7,100	572,979
CRRC, Cl H	44,000	17,642
Daqin Railway, Cl A	45,332	49,059
Dongfang Electric, Cl A	8,500	18,157
Gotion High-tech, Cl A*	5,000	27,103
Guangdong Kinlong Hardware Products, Cl A	1,000	16,898
Jiangsu Expressway, Cl H	14,000	14,659

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI One Belt One Road Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
Jiangsu Hengli Hydraulic, Cl A	4,000	$32,797
Jiangxi Special Electric Motor, Cl A*	5,200	16,547
Luoyang Xinqianglian Slewing Bearing, Cl A	500	8,923
Metallurgical Corp of China, Cl A	54,500	32,195
Ming Yang Smart Energy Group, Cl A	6,000	20,954
NARI Technology, Cl A	16,900	83,833
Ningbo Ronbay New Energy Technology, Cl A	1,364	27,808
North Industries Group Red Arrow, Cl A*	4,300	15,241
Power Construction Corp of China, Cl A	46,600	53,514
Riyue Heavy Industry, Cl A	3,000	9,782
Sany Heavy Equipment International Holdings	11,000	11,490
Sany Heavy Industry, Cl A	25,900	71,481
Shanghai Construction Group, Cl A	27,200	13,968
Shanghai Electric Group, Cl A	39,000	24,820
Shanghai International Port Group, Cl A	28,410	24,480
Shenzhen Inovance Technology, Cl A	8,050	72,281
Shenzhen International Holdings	12,572	13,292
Sichuan Road & Bridge, Cl A	14,600	24,034
Sieyuan Electric, Cl A	2,400	12,401
Sinotruk Hong Kong	7,500	11,492
Suzhou Maxwell Technologies, Cl A	400	33,155
TBEA, Cl A	11,375	36,519
Titan Wind Energy Suzhou, Cl A	5,500	11,506
Wuxi Shangji Automation, Cl A	900	19,437
XCMG Construction Machinery, Cl A	23,948	19,429
Xinjiang Goldwind Science & Technology, Cl H	7,600	11,471
Yangzijiang Shipbuilding Holdings	44,300	50,082
Yantai Eddie Precision Machinery, Cl A	2,580	9,693
Yutong Bus, Cl A	6,997	9,270
Zhefu Holding Group, Cl A*	16,400	13,718
Zhejiang Expressway, Cl H	16,000	13,443
Zhejiang Weixing New Building Materials, Cl A	4,900	15,793
Zhuzhou CRRC Times Electric, Cl H	5,400	21,203
Zhuzhou Kibing Group, Cl A	8,200	17,141
Zoomlion Heavy Industry Science and Technology, Cl H	13,800	8,793
		1,974,268
Materials — 3.8%
Anhui Conch Cement, Cl H	12,500	64,325
Chengtun Mining Group, Cl A	8,400	11,327
China Minmetals Rare Earth, Cl A	3,000	13,766
China National Building Material, Cl H	43,000	53,480

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI One Belt One Road Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Materials (continued)
China Northern Rare Earth Group High-Tech, Cl A	11,124	$67,868
China Resources Cement Holdings	26,000	21,679
Huaxin Cement, Cl A	4,200	13,073
Shenghe Resources Holding, Cl A	5,400	14,435
Xiamen Tungsten, Cl A	4,400	12,830
Yintai Gold, Cl A	8,500	12,466
Youngy, Cl A*	700	12,614
Yunnan Tin, Cl A*	5,100	16,823
		314,686
Utilities — 11.7%
Beijing Enterprises Holdings	5,500	17,452
CECEP Solar Energy, Cl A	9,200	12,695
CECEP Wind-Power, Cl A	15,300	11,063
CGN Power, Cl H	107,000	28,009
China Gas Holdings	31,000	39,743
China Longyuan Power Group, Cl H	33,000	75,174
China National Nuclear Power, Cl A	44,400	56,723
China Power International Development	53,000	28,221
China Resources Gas Group	9,500	40,335
China Resources Power Holdings	20,635	38,838
China Three Gorges Renewables Group, Cl A	72,600	70,220
China Yangtze Power, Cl A	73,700	255,415
ENN Energy Holdings	7,900	118,529
ENN Natural Gas, Cl A	7,300	20,366
GD Power Development, Cl A	54,400	21,595
Huadian Power International, Cl A	20,742	11,567
Huaneng Power International, Cl H*	35,000	14,972
Kunlun Energy	40,000	34,885
SDIC Power Holdings, Cl A	22,706	33,408
Shenergy, Cl A	15,019	14,338
Shenzhen Energy Group, Cl A	12,100	12,256
Sichuan Chuantou Energy, Cl A	11,284	19,090
		974,894
TOTAL CHINA		3,758,973

HONG KONG — 0.3%
Industrials — 0.3%
Hutchison Port Holdings Trust, Cl U	95,200	23,324
TOTAL HONG KONG		23,324
The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI One Belt One Road Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
INDIA — 2.2%
Industrials — 0.3%
AIA Engineering	1,207	$25,848
Materials — 1.9%
Clean Science & Technology*	602	15,829
National Aluminium	22,799	36,647
PI Industries	2,337	86,961
Vinati Organics	701	18,069
		157,506
TOTAL INDIA		183,354

INDONESIA — 2.5%
Energy — 1.2%
Adaro Energy Indonesia	385,400	72,183
Indo Tambangraya Megah	11,600	23,058
		95,241
Materials — 1.3%
Barito Pacific	788,600	49,691
Indah Kiat Pulp & Paper	74,600	41,033
Pabrik Kertas Tjiwi Kimia	38,700	18,929
		109,653
TOTAL INDONESIA		204,894

ISRAEL — 4.6%
Industrials — 1.0%
ZIM Integrated Shipping Services	1,175	85,434
Materials — 3.6%
ICL Group	19,508	233,699
Israel*	107	62,411
		296,110
TOTAL ISRAEL		381,544

JORDAN — 0.3%
Financials — 0.3%
Arab Bank	3,744	24,555
TOTAL JORDAN		24,555

KAZAKHSTAN — 0.7%
Energy — 0.7%
NAC Kazatomprom JSC GDR	1,826	58,249
TOTAL KAZAKHSTAN		58,249

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI One Belt One Road Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
KUWAIT — 7.4%
Financials — 5.5%
Kuwait Finance House	130,488	$460,015
Industrials — 1.9%
Agility Public Warehousing	34,446	125,289
National Industries Group Holding	31,456	29,096
		154,385
TOTAL KUWAIT		614,400

MALAYSIA — 4.2%
Industrials — 0.7%
Pentamaster	14,000	12,552
Sime Darby	77,400	44,179
		56,731
Materials — 3.5%
Petronas Chemicals Group	68,900	157,308
Press Metal Aluminium Holdings	93,000	137,131
		294,439
TOTAL MALAYSIA		351,170

PHILIPPINES — 3.5%
Industrials — 3.5%
Aboitiz Equity Ventures	54,240	62,369
International Container Terminal Services	29,550	128,376
JG Summit	82,982	98,305
TOTAL PHILIPPINES		289,050

POLAND — 2.0%
Materials — 2.0%
KGHM Polska Miedz	3,944	163,637
TOTAL POLAND		163,637

RUSSIA — 0.0%
Energy — 0.0%
Rosneft Oil PJSC(A)(B)(C)(D)	33,666	—
Sovcomflot PJSC(A)(B)(C)(D)	9,110	—
Surgutneftegas*(A)(B)(C)(D)	143,400	—
		—
Materials — 0.0%
MMC Norilsk Nickel PJSC(A)(B)(C)(D)	1,239	—
Polymetal International(A)(B)(C)(D)	7,154	—
Segezha Group PJSC(A)(B)(C)(D)	78,500	—
		—
TOTAL RUSSIA		—

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI One Belt One Road Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
SINGAPORE — 10.8%
Financials — 7.0%
Oversea-Chinese Banking	63,312	$579,157
Industrials — 3.8%
Keppel	27,000	128,082
Singapore Airlines*	25,000	101,600
Singapore Technologies Engineering	29,200	88,894
		318,576
TOTAL SINGAPORE		897,733

SOUTH AFRICA — 8.0%
Financials — 0.2%
Ninety One	4,149	13,916
Materials — 7.8%
Anglo American Platinum	1,497	205,561
Impala Platinum Holdings	23,575	363,051
Kumba Iron Ore	1,827	81,941
		650,553
TOTAL SOUTH AFRICA		664,469

THAILAND — 6.4%
Energy — 4.2%
PTT	300,200	347,600
Industrials — 0.1%
Thoresen Thai Agencies	31,800	9,038
Materials — 2.1%
Indorama Ventures	50,400	70,484
PTT Global Chemical	67,312	102,740
		173,224
TOTAL THAILAND		529,862

TURKEY — 0.4%
Industrials — 0.4%
Turk Hava Yollari AO*	14,008	30,809
TOTAL TURKEY		30,809

UNITED ARAB EMIRATES — 0.6%
Industrials — 0.6%
Air Arabia PJSC	64,364	28,213
Aramex PJSC	20,392	20,819
TOTAL UNITED ARAB EMIRATES		49,032
TOTAL COMMON STOCK (Cost $7,863,369)		8,225,055

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI One Belt One Road Index ETF (continued)

	Number of Rights/Shares	Value
RIGHTS* — 0.1%
KUWAIT — 0.1%
Industrials — 0.1%
National Industries Group Holding, Expires 04/21/2022*	11,010	$2,936
TOTAL KUWAIT		2,936
TOTAL RIGHTS (Cost $—)		2,936

PREFERRED STOCK — 0.0%
RUSSIA — 0.0%
Energy — 0.0%
Surgutneftegas PJSC(A)(B)(C)(D)(E)	136,600	—
TOTAL PREFERRED STOCK (Cost $74,846)		—
TOTAL INVESTMENTS — 99.3% (Cost $7,938,215)		8,227,991
OTHER ASSETS LESS LIABILITIES — 0.7%		61,697
NET ASSETS — 100%		$8,289,688

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

(A)   Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of March 31, 2022 was $0 and represents 0.0% of Net Assets.

(B)   Level 3 security in accordance with fair value hierarchy.

(C)   Security considered illiquid.  The total value of such securities as of March 31, 2022 was $0 and represents 0.0% of Net Assets.

(D)    Due to the financial uncertainty surrounding Russia and its markets, and the inability to liquidate the positions due to market closures and restrictions, the Russian securities have been determined to be worthless.

(E)    Currently, no stated interest rate.

Cl — Class

GDR — Global Depositary Receipt

JSC — Joint-Stock Company

PJSC — Public Joint-Stock Company

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI One Belt One Road Index ETF (concluded)

The following summarizes the market value of the Fund’s investments used as of March 31, 2022, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^		Total
Common Stock
China	$3,758,973	$—	$—		$3,758,973
Hong Kong	23,324	—	—		23,324
India	183,354	—	—		183,354
Indonesia	204,894	—	—		204,894
Israel	381,544	—	—		381,544
Jordan	24,555	—	—		24,555
Kazakhstan	58,249	—	—		58,249
Kuwait	614,400	—	—		614,400
Malaysia	351,170	—	—		351,170
Philippines	289,050	—	—		289,050
Poland	163,637	—	—		163,637
Russia
Energy	—	—	—	‡‡	—
Materials	—	—	—	‡‡	—
Singapore	897,733	—	—		897,733
South Africa	664,469	—	—		664,469
Thailand	529,862	—	—		529,862
Turkey	30,809	—	—		30,809
United Arab Emirates	49,032	—	—		49,032
Total Common Stock	8,225,055	—	—		8,225,055
Rights	2,936	—	—		2,936
Preferred Stock
Russia Energy	—	—	—	‡‡	—
Total Preferred Stock	—	—	—		—
Total Investments in Securities	$8,227,991	$—	$—		$8,227,991

^      A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.

‡‡     Security or securities with a market value of $0.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Emerging Markets Consumer Technology Index ETF

	Shares	Value
COMMON STOCK — 99.9%‡
BRAZIL — 12.0%
Consumer Discretionary — 5.9%
Americanas	71,970	$494,496
GRUPO DE MODA SOMA	156,100	500,629
MercadoLibre*	1,951	2,320,676
		3,315,801
Financials — 2.4%
XP, Cl A*	43,478	1,308,688
Information Technology — 3.7%
Cielo	796,400	521,218
Pagseguro Digital, Cl A*	30,326	608,036
StoneCo, Cl A*	40,043	468,503
TOTVS	61,600	471,598
		2,069,355
TOTAL BRAZIL		6,693,844

CHINA — 38.1%
Communication Services — 15.1%
Baidu, Cl A*	104,814	1,893,809
Kanzhun ADR*	59,692	1,486,928
Kuaishou Technology, Cl B*	138,700	1,314,138
NetEase	108,000	1,983,094
Tencent Holdings	36,475	1,742,849
		8,420,818
Consumer Discretionary — 18.5%
Alibaba Group Holding*	144,100	2,062,672
JD Health International*	216,700	1,330,959
JD.com, Cl A*	63,175	1,887,651
Meituan, Cl B*	95,900	1,905,411

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Emerging Markets Consumer Technology Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Discretionary (continued)
Pinduoduo ADR*	44,593	$1,788,625
Trip.com Group*	57,750	1,390,767
		10,366,085
Financials — 2.4%
Lufax Holding ADR	240,516	1,339,674
Real Estate — 2.1%
KE Holdings ADR*	94,987	1,174,989
TOTAL CHINA		21,301,566

GREECE — 0.8%
Consumer Discretionary — 0.8%
OPAP	29,310	430,473
TOTAL GREECE		430,473

INDIA — 10.0%
Communication Services — 2.4%
Info Edge India	22,366	1,331,024
Consumer Discretionary — 6.2%
FSN E-Commerce Ventures*	72,100	1,607,609
MakeMyTrip*	18,202	488,360
Zomato*	1,255,233	1,363,321
		3,459,290
Financials — 0.7%
PB Fintech*	42,693	391,181
Industrials — 0.7%
IndiaMart InterMesh	7,209	411,244
TOTAL INDIA		5,592,739

INDONESIA — 1.6%
Communication Services — 0.7%
MNC Digital Entertainment	1,028,600	395,684
Consumer Discretionary — 0.9%
Bukalapak.com*	19,107,800	508,211
TOTAL INDONESIA		903,895

JAPAN — 2.4%
Communication Services — 2.4%
Nexon	56,400	1,362,429
TOTAL JAPAN		1,362,429

MALAYSIA — 0.8%
Information Technology — 0.8%
My EG Services	1,797,200	435,970
TOTAL MALAYSIA		435,970

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Emerging Markets Consumer Technology Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
RUSSIA — 0.0%
Communication Services — 0.0%
VK GDR*(A)(B)(C)(D)	49,503	$—
Yandex, Cl A*(A)(B)(C)(D)	31,479	—
		—
Consumer Discretionary — 0.0%
Ozon Holdings PLC ADR*(A)(B)(C)(D)	58,005	—
Industrials — 0.0%
HeadHunter Group PLC ADR(A)(B)(C)(D)	11,746	—
TOTAL RUSSIA		—

SOUTH AFRICA — 5.4%
Consumer Discretionary — 5.4%
Delivery Hero*	26,986	1,196,829
Naspers, Cl N	15,951	1,816,553
TOTAL SOUTH AFRICA		3,013,382

SOUTH KOREA — 18.3%
Communication Services — 15.5%
AfreecaTV	3,225	393,796
Kakao	17,075	1,500,340
Krafton*	5,749	1,306,753
NAVER	5,165	1,450,998
NCSoft	3,652	1,408,614
Netmarble	15,494	1,425,338
Studio Dragon*	5,272	400,168
Wemade(E)	4,652	397,246
Wysiwyg Studios*	13,289	418,279
		8,701,532
Consumer Discretionary — 2.0%
Coupang, Cl A*	62,062	1,097,256
Information Technology — 0.8%
Douzone Bizon	10,808	414,201
NHN KCP*	1,375	30,347
		444,548
TOTAL SOUTH KOREA		10,243,336

TAIWAN — 6.6%
Communication Services — 4.2%
Sea ADR*	19,497	2,335,545
Consumer Discretionary — 2.4%
momo.com	40,500	1,330,140
TOTAL TAIWAN		3,665,685

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Emerging Markets Consumer Technology Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
UNITED ARAB EMIRATES — 1.1%
Information Technology — 1.1%
Network International Holdings PLC*	169,907	$626,385
TOTAL UNITED ARAB EMIRATES		626,385

UNITED STATES — 2.0%
Information Technology — 2.0%
Concentrix	6,635	1,105,126
TOTAL UNITED STATES		1,105,126

URUGUAY — 0.8%
Information Technology — 0.8%
Dlocal, Cl A*	14,686	459,084
TOTAL URUGUAY		459,084
TOTAL COMMON STOCK (Cost $83,137,412)		55,833,914

SHORT-TERM INVESTMENT(F)(G) — 0.4%
Invesco Government & Agency Portfolio, Cl Institutional, 0.030%	251,131	251,131
TOTAL SHORT-TERM INVESTMENT (Cost $251,131)		251,131
TOTAL INVESTMENTS — 100.3% (Cost $83,388,543)		56,085,045
OTHER ASSETS LESS LIABILITIES — (0.3)%		(150,522)
NET ASSETS — 100%		$55,934,523

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

(A)   Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of March 31, 2022 was $0 and represents 0.0% of Net Assets.

(B)   Level 3 security in accordance with fair value hierarchy.

(C)   Security considered illiquid.  The total value of such securities as of March 31, 2022 was $0 and represents 0.0% of Net Assets.

(D)    Due to the financial uncertainty surrounding Russia and its markets, and the inability to liquidate the positions due to market closures and restrictions, the Russian securities have been determined to be worthless.

(E)    This security or a partial position of this security is on loan at March 31, 2022.  The total market value of securities on loan at March 31, 2022 was $239,165.

(F)    The rate shown is the 7-day effective yield as of March 31, 2022.

(G)    This security was purchased with cash collateral held from securities on loan. The total value of such security as of March 31, 2022 was $251,131.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

PLC — Public Limited Company

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Emerging Markets Consumer Technology Index ETF (concluded)

The following summarizes the market value of the Fund’s investments used as of March 31, 2022, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^		Total
Common Stock
Brazil	$6,693,844	$—	$—		$6,693,844
China	21,301,566	—	—		21,301,566
Greece	430,473	—	—		430,473
India	5,592,739	—	—		5,592,739
Indonesia	903,895	—	—		903,895
Japan	1,362,429	—	—		1,362,429
Malaysia	435,970	—	—		435,970
Russia
Communication Services	—	—	—	‡‡	—
Consumer Discretionary	—	—	—	‡‡	—
Industrials	—	—	—	‡‡	—
South Africa	3,013,382	—	—		3,013,382
South Korea
Communication Services	8,701,532	—	—		8,701,532
Consumer Discretionary	1,097,256	—	—		1,097,256
Information Technology	444,548	—	—		444,548
Taiwan	3,665,685	—	—		3,665,685
United Arab Emirates	626,385	—	—		626,385
United States	1,105,126	—	—		1,105,126
Uruguay	459,084	—	—		459,084
Total Common Stock	55,833,914	—	—		55,833,914
Short-Term Investment	251,131	—	—		251,131
Total Investments in Securities	$56,085,045	$—	$—		$56,085,045

^      A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.

‡‡     Security or securities with a market value of $0.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI China Clean Technology Index ETF

	Shares	Value
COMMON STOCK — 100.1%‡
CHINA — 97.1%
Consumer Discretionary — 37.0%
BYD, Cl A	53,300	$1,929,450
BYD, Cl H	403,500	11,561,841
Li Auto ADR*	497,617	12,843,495
NIO ADR*	578,768	12,183,067
Niu Technologies ADR*	60,183	581,368
Tianneng Power International	1,341,885	1,154,877
XPeng ADR, Cl A*	378,104	10,431,889
Yadea Group Holdings	2,382,694	3,687,495
		54,373,482
Industrials — 25.9%
Beijing-Shanghai High Speed Railway, Cl A	4,881,900	3,675,979
China Conch Environment Protection Holdings*	1,519,500	1,901,461
China Conch Venture Holdings	1,519,500	4,443,210
China Everbright Environment Group	7,247,216	4,386,419
Contemporary Amperex Technology, Cl A	88,450	7,138,031
CT Environmental Group*(A)(B)(C)	329,000	1,050
Dynagreen Environmental Protection Group, Cl H	805,000	370,049
Ginlong Technologies, Cl A	29,500	974,210
Gotion High-tech, Cl A*	198,600	1,076,515
Ming Yang Smart Energy Group, Cl A	242,100	845,506
ReneSola ADR*	76,347	443,576
Riyue Heavy Industry, Cl A	115,400	376,299
Sungrow Power Supply, Cl A	173,800	2,936,593
Titan Wind Energy Suzhou, Cl A	214,909	449,582
Wuxi Lead Intelligent Equipment, Cl A	93,420	860,016
Xinjiang Goldwind Science & Technology, Cl A	411,635	851,399
Xinjiang Goldwind Science & Technology, Cl H	1,537,204	2,320,115
Zhejiang Weiming Environment Protection, Cl A	149,815	688,175
Zhuzhou CRRC Times Electric, Cl H	1,086,500	4,266,143
		38,004,328
The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI China Clean Technology Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Information Technology — 17.9%
China Railway Signal & Communication, Cl A	856,815	$600,625
Chindata Group Holdings ADR*	224,996	1,421,975
Cloopen Group Holding ADR*	105,403	181,293
GCL System Integration Technology, Cl A*	698,300	394,905
JA Solar Technology, Cl A	191,000	2,367,303
JinkoSolar Holding ADR*	76,045	3,672,213
Kingsoft Cloud Holdings ADR*	216,057	1,311,466
LONGi Green Energy Technology, Cl A	642,233	7,303,414
Trina Solar, Cl A	206,446	1,915,482
Xinyi Solar Holdings	4,019,588	7,093,330
		26,262,006
Materials — 0.5%
Beijing Easpring Material Technology, Cl A	60,400	715,502
Real Estate — 3.5%
China Evergrande Group(A)(B)(C)	7,881,000	1,680,577
Guangzhou R&F Properties, Cl H	3,354,000	1,190,607
Shimao Group Holdings	2,540,500	1,433,844
SOHO China*	4,130,500	801,691
		5,106,719
Utilities — 12.3%
Beijing Enterprises Water Group	8,934,500	2,749,463
CECEP Solar Energy, Cl A	358,600	494,847
CECEP Wind-Power, Cl A	597,700	432,168
China Datang Renewable Power, Cl H	4,476,000	1,857,522
China Everbright Greentech	1,232,000	357,106
China Everbright Water	1,711,057	398,258
China Longyuan Power Group, Cl H	3,586,800	8,170,763
China Three Gorges Renewables Group, Cl A	3,409,600	3,297,828
GCL New Energy Holdings*	16,746,000	350,684
		18,108,639
TOTAL CHINA		142,570,676

HONG KONG — 3.0%
Industrials — 0.4%
China High Speed Transmission Equipment Group*	814,000	493,717
Real Estate — 1.3%
Yuexiu Real Estate Investment Trust†	4,542,000	1,954,509

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI China Clean Technology Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Utilities — 1.3%
Beijing Energy International Holding*	13,362,000	$426,552
Canvest Environmental Protection Group	969,000	428,115
Concord New Energy Group	11,490,000	1,071,035
		1,925,702
TOTAL HONG KONG		4,373,928
TOTAL COMMON STOCK (Cost $177,581,473)		146,944,604
TOTAL INVESTMENTS — 100.1% (Cost $177,581,473)		146,944,604
OTHER ASSETS LESS LIABILITIES — (0.1)%		(85,932)
NET ASSETS — 100%		$146,858,672

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

†       Real Estate Investment Trust

(A)   Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of March 31, 2022 was $1,681,627 and represents 1.1% of Net Assets.

(B)   Level 3 security in accordance with fair value hierarchy.

(C)   Security considered illiquid.  The total value of such securities as of March 31, 2022 was $1,681,627 and represents 1.1% of Net Assets.

ADR — American Depositary Receipt

Cl — Class

The following summarizes the market value of the Fund’s investments used as of March 31, 2022, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3		Total
Common Stock
China
Consumer Discretionary	$54,373,482	$—	$—		$54,373,482
Industrials	38,003,278	—	1,050	(1)	38,004,328
Information Technology	26,262,006	—	—		26,262,006
Materials	715,502	—	—		715,502
Real Estate	3,426,142	—	1,680,577	(2)	5,106,719
Utilities	18,108,639	—	—		18,108,639
Hong Kong	4,373,928	—	—		4,373,928
Total Common Stock	145,262,977	—	1,681,627		146,944,604
Total Investments in Securities	$145,262,977	$—	$1,681,627		$146,944,604

(1)    At March 31, 2022, this amount was fair valued using the Monthly Return of Equity Movement document from the issuer.

(2)    At March 31, 2022, this amount was fair valued using sector performance and news of potential restructuring proposal of debt.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI China Clean Technology Index ETF (concluded)

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

Common Stock
Beginning balance as of March 31, 2021	$1,058
Accrued discounts/premiums	—
Realized gain/(loss)	(2,939,415)
Change in unrealized appreciation/(depreciation)(1)	(4,078,272)
Purchases	2,996,756
Sales	(1,734,241)
Transfer into Level 3	7,435,741
Transfer out of Level 3	—
Ending balance as of March 31, 2022	$1,681,627

(1)    Change in unrealized appreciation/(depreciation) is included on the Statement of Operations in Net Change in Unrealized Appreciation (Depreciation) on Investments.

Transfers into Level 3 were due to the availability of observable inputs to determine fair value.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Electric Vehicles and Future Mobility Index ETF

	Shares	Value
COMMON STOCK — 98.4%‡
AUSTRALIA — 4.3%
Materials — 4.3%
Allkem*	261,389	$2,243,590
IGO	261,513	2,761,140
Lynas Rare Earths*	389,490	3,147,158
Mineral Resources	62,792	2,485,463
Pilbara Minerals*	902,659	2,169,120
TOTAL AUSTRALIA		12,806,471

BELGIUM — 1.2%
Materials — 1.2%
Umicore	83,485	3,656,115
TOTAL BELGIUM		3,656,115

CANADA — 2.7%
Industrials — 2.7%
Ballard Power Systems*	86,042	1,002,291
Magna International	108,850	6,994,356
TOTAL CANADA		7,996,647

CHINA — 30.9%
Consumer Discretionary — 12.6%
Brilliance China Automotive Holdings*(A)(B)(C)	2,170,000	1,501,826
BYD, Cl A	213,900	7,743,139
Geely Automobile Holdings	2,908,000	4,589,585
Guangzhou Automobile Group, Cl H	1,260,000	1,052,226
Li Auto ADR*	284,083	7,332,182
NIO ADR*	334,882	7,049,266
Shenzhen Kedali Industry, Cl A	32,000	746,050
XPeng ADR, Cl A*	234,569	6,471,759
Yadea Group Holdings	482,000	745,951
		37,231,984

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Electric Vehicles and Future Mobility Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials — 7.8%
China Baoan Group, Cl A	321,207	$566,202
Contemporary Amperex Technology, Cl A	186,789	15,074,117
Eve Energy, Cl A	240,960	3,062,057
Gotion High-tech, Cl A*	214,389	1,162,100
Guangzhou Great Power Energy & Technology, Cl A	51,700	385,056
Qingdao TGOOD Electric, Cl A	116,300	342,226
Shenzhen Yinghe Technology, Cl A	78,000	336,422
Wuxi Lead Intelligent Equipment, Cl A	202,976	1,868,578
Zhongshan Broad Ocean Motor, Cl A	280,900	268,594
		23,065,352
Information Technology — 4.7%
NXP Semiconductors	75,427	13,960,029
Materials — 5.8%
Beijing Easpring Material Technology, Cl A	64,500	764,071
China Molybdenum, Cl A	2,064,500	1,694,372
Ganfeng Lithium, Cl A	146,627	2,902,236
GEM, Cl A	510,740	674,218
Guangzhou Tinci Materials Technology, Cl A	115,347	1,708,010
Ningbo Shanshan, Cl A	246,700	1,085,028
Shanghai Putailai New Energy Technology, Cl A	84,920	1,880,036
Xiamen Tungsten, Cl A	167,685	488,941
Yunnan Energy New Material, Cl A	109,500	3,794,836
Zhejiang Huayou Cobalt, Cl A	150,604	2,320,233
		17,311,981
TOTAL CHINA		91,569,346

GERMANY — 12.8%
Consumer Discretionary — 7.8%
Bayerische Motoren Werke	76,261	6,669,316
Daimler	187,539	13,314,860
Volkswagen	12,887	3,243,402
		23,227,578
Information Technology — 5.0%
Infineon Technologies	429,060	14,791,962
TOTAL GERMANY		38,019,540

INDONESIA — 0.1%
Materials — 0.1%
Aneka Tambang	2,603,100	442,232
TOTAL INDONESIA		442,232

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Electric Vehicles and Future Mobility Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
JAPAN — 4.8%
Consumer Discretionary — 2.4%
Panasonic	732,200	$7,169,678
Industrials — 2.4%
Nidec	86,600	6,955,113
TOTAL JAPAN		14,124,791

LUXEMBOURG — 0.1%
Consumer Discretionary — 0.1%
Arrival*(D)	71,930	268,299
TOTAL LUXEMBOURG		268,299

SOUTH KOREA — 6.6%
Industrials — 0.6%
Ecopro	4,802	1,575,641
Information Technology — 3.5%
L&F*(D)	9,352	1,742,239
Samsung SDI	17,647	8,677,540
		10,419,779
Materials — 2.5%
LG Chemical	14,630	6,421,484
SK IE Technology*	10,238	1,068,526
		7,490,010
TOTAL SOUTH KOREA		19,485,430

SWEDEN — 0.6%
Consumer Discretionary — 0.5%
Volvo Car, Cl B*(D)	213,029	1,561,704
Industrials — 0.1%
PowerCell Sweden*	14,424	288,885
TOTAL SWEDEN		1,850,589

UNITED KINGDOM — 0.2%
Industrials — 0.2%
ITM Power*(D)	152,722	713,440
TOTAL UNITED KINGDOM		713,440

UNITED STATES — 34.1%
Consumer Discretionary — 21.1%
Aptiv*	58,766	7,034,878
EVgo*(D)	23,182	298,121
Ford Motor	839,218	14,191,176
General Motors*	311,924	13,643,556

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Electric Vehicles and Future Mobility Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Discretionary (continued)
Lucid Group*(D)	210,093	$5,336,362
Rivian Automotive, Cl A*(D)	89,067	4,474,726
Tesla*	16,351	17,619,838
		62,598,657
Industrials — 3.1%
ChargePoint Holdings*(D)	76,433	1,519,488
Nikola*(D)	80,868	866,096
Plug Power*	216,956	6,207,111
Proterra*	80,761	607,323
		9,200,018
Information Technology — 7.1%
Analog Devices	90,410	14,933,924
SolarEdge Technologies*	18,679	6,021,549
		20,955,473
Materials — 2.8%
Albemarle	30,396	6,722,075
Livent*	61,210	1,595,745
		8,317,820
TOTAL UNITED STATES		101,071,968
TOTAL COMMON STOCK (Cost $311,243,116)		292,004,868

PREFERRED STOCK — 1.4%
CHILE — 1.4%
Materials — 1.4%
Sociedad Quimica y Minera de Chile(E)	49,136	4,246,579
TOTAL PREFERRED STOCK (Cost $2,478,862)		4,246,579

SHORT-TERM INVESTMENT(F)(G) — 5.0%
Invesco Government & Agency Portfolio, Cl Institutional, 0.030%	14,783,518	14,783,518
TOTAL SHORT-TERM INVESTMENT (Cost $14,783,518)		14,783,518
TOTAL INVESTMENTS — 104.8% (Cost $328,505,496)		311,034,965
OTHER ASSETS LESS LIABILITIES — (4.8)%		(14,273,747)
NET ASSETS — 100%		$296,761,218

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

(A)   Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of March 31, 2022 was $1,501,826 and represents 0.5% of Net Assets.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Electric Vehicles and Future Mobility Index ETF (concluded)

(B)   Level 3 security in accordance with fair value hierarchy.

(C)   Security considered illiquid.  The total value of such securities as of March 31, 2022 was $1,501,826 and represents 0.5% of Net Assets.

(D)    This security or a partial position of this security is on loan at March 31, 2022.  The total market value of securities on loan at March 31, 2022 was $14,296,267.

(E)    Currently, no stated interest rate.

(F)    The rate shown is the 7-day effective yield as of March 31, 2022.

(G)    This security was purchased with cash collateral held from securities on loan. The total value of such security as of March 31, 2022 was $14,783,518.

ADR — American Depositary Receipt

Cl — Class

The following summarizes the market value of the Fund’s investments used as of March 31, 2022, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^	Total
Common Stock
Australia	$12,806,471	$—	$—	$12,806,471
Belgium	3,656,115	—	—	3,656,115
Canada	7,996,647	—	—	7,996,647
China
Consumer Discretionary	35,730,158	—	1,501,826	37,231,984
Industrials	23,065,352	—	—	23,065,352
Information Technology	13,960,029	—	—	13,960,029
Materials	17,311,981	—	—	17,311,981
Germany	38,019,540	—	—	38,019,540
Indonesia	442,232	—	—	442,232
Japan	14,124,791	—	—	14,124,791
Luxembourg	268,299	—	—	268,299
South Korea	19,485,430	—	—	19,485,430
Sweden	1,850,589	—	—	1,850,589
United Kingdom	713,440	—	—	713,440
United States	101,071,968	—	—	101,071,968
Total Common Stock	290,503,042	—	1,501,826	292,004,868
Short-Term Investment	14,783,518	—	—	14,783,518
Preferred Stock
Chile	4,246,579	—	—	4,246,579
Total Preferred Stock	4,246,579	—	—	4,246,579
Total Investments in Securities	$309,533,139	$—	$1,501,826	$311,034,965

^      A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI All China Health Care Index ETF

	Shares	Value
COMMON STOCK — 99.9%‡
CHINA — 97.6%
Health Care — 97.6%
3SBio	608,500	$497,280
Aier Eye Hospital Group, Cl A	779,628	3,874,744
Akeso*(A)	137,000	291,795
Apeloa Pharmaceutical, Cl A	170,192	838,078
Asymchem Laboratories Tianjin, Cl A	35,303	2,040,957
Autobio Diagnostics, Cl A	84,530	641,289
BeiGene ADR*	22,584	4,259,342
Beijing Tiantan Biological Products, Cl A	198,718	772,571
Beijing Tongrentang, Cl A	181,590	1,337,017
Beijing Wantai Biological Pharmacy Enterprise, Cl A	58,400	2,557,490
Betta Pharmaceuticals, Cl A	60,363	531,639
BGI Genomics, Cl A*	60,227	765,539
Bloomage Biotechnology, Cl A	46,243	881,357
CanSino Biologics, Cl A	16,852	616,118
CanSino Biologics, Cl H	38,200	614,115
Changchun High & New Technology Industry Group, Cl A	58,408	1,544,365
China Medical System Holdings	654,000	1,030,513
China National Medicines, Cl A	109,255	504,789
China Resources Sanjiu Medical & Pharmaceutical, Cl A	141,790	1,013,153
China Traditional Chinese Medicine Holdings	1,328,000	695,252
Chongqing Zhifei Biological Products, Cl A	231,049	5,022,725
CSPC Pharmaceutical Group	4,324,889	4,997,861
Daan Gene, Cl A	202,847	595,941
Dong-E-E-Jiao, Cl A	94,840	506,463
Genscript Biotech*	544,000	1,743,545
Guangzhou Baiyunshan Pharmaceutical Holdings, Cl A	203,240	1,004,018
Guangzhou Kingmed Diagnostics Group, Cl A	67,099	776,362
Hangzhou Tigermed Consulting, Cl A	54,250	919,535
Hangzhou Tigermed Consulting, Cl H	59,700	727,249
Hansoh Pharmaceutical Group	576,000	964,977
Huadong Medicine, Cl A	252,741	1,330,572
Hualan Biological Engineering, Cl A	263,547	843,188
Humanwell Healthcare Group, Cl A	236,600	642,925

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI All China Health Care Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Health Care (continued)
Hutchmed China ADR*	41,603	$787,129
Hygeia Healthcare Holdings	164,000	639,758
I-Mab ADR*	18,840	305,962
Imeik Technology Development, Cl A	31,400	2,349,522
Innovent Biologics*	570,000	1,961,527
Intco Medical Technology, Cl A	79,444	578,672
Jafron Biomedical, Cl A	116,790	835,068
Jiangsu Hengrui Medicine, Cl A	923,528	5,356,611
Jiangsu Yuyue Medical Equipment & Supply, Cl A	145,010	635,722
Jinxin Fertility Group(A)	608,500	468,531
Joincare Pharmaceutical Group Industry, Cl A	276,145	532,445
Joinn Laboratories China, Cl A	46,260	838,686
Jointown Pharmaceutical Group, Cl A	271,306	567,563
Legend Biotech ADR*	21,996	799,335
Lepu Medical Technology Beijing, Cl A	261,300	830,236
Livzon Pharmaceutical Group, Cl A	90,759	550,436
Meinian Onehealth Healthcare Holdings, Cl A*	566,583	525,696
Microport Scientific*	307,300	697,678
Nanjing King-Friend Biochemical Pharmaceutical, Cl A	176,072	870,361
Ovctek China, Cl A	122,993	707,760
PharmaBlock Sciences Nanjing, Cl A	29,100	441,811
Pharmaron Beijing, Cl A	95,700	1,778,894
Pharmaron Beijing, Cl H	64,900	791,009
Shandong Buchang Pharmaceuticals, Cl A	165,683	620,388
Shandong Weigao Group Medical Polymer, Cl H	1,199,200	1,284,737
Shanghai Fosun Pharmaceutical Group, Cl A	302,129	2,538,167
Shanghai Fosun Pharmaceutical Group, Cl H	243,000	1,188,408
Shanghai Junshi Biosciences, Cl A*	100,065	1,374,375
Shanghai Medicilon, Cl A	8,562	610,336
Shanghai Pharmaceuticals Holding, Cl A	278,094	1,073,720
Shanghai Pharmaceuticals Holding, Cl H	381,200	735,005
Shanghai RAAS Blood Products, Cl A	974,034	919,088
Shenzhen Kangtai Biological Products, Cl A	99,398	1,460,100
Shenzhen Mindray Bio-Medical Electronics, Cl A	175,455	8,492,076
Shenzhen New Industries Biomedical Engineering, Cl A	94,600	506,224
Shenzhen Salubris Pharmaceuticals, Cl A	161,465	558,811
Shijiazhuang Yiling Pharmaceutical, Cl A	241,750	1,275,756
Sichuan Kelun Pharmaceutical, Cl A	206,415	563,503
Sinopharm Group, Cl H	644,400	1,471,240
Tasly Pharmaceutical Group, Cl A	122,192	294,696
Tonghua Dongbao Pharmaceutical, Cl A	280,991	451,048
Topchoice Medical, Cl A*	46,341	1,044,481

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI All China Health Care Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
Health Care (continued)
Venus MedTech Hangzhou, Cl H*	106,000	$219,271
Walvax Biotechnology, Cl A	228,500	1,975,047
Winning Health Technology Group, Cl A	310,300	458,990
WuXi AppTec, Cl A	358,120	6,339,775
WuXi AppTec, Cl H	169,984	2,702,327
Wuxi Biologics Cayman*	1,530,635	12,713,922
Xiamen Kingdomway Group, Cl A	89,155	421,050
Yunnan Baiyao Group, Cl A	184,745	2,381,159
Zai Lab ADR*	37,071	1,630,383
Zhangzhou Pientzehuang Pharmaceutical, Cl A	86,834	4,339,306
Zhejiang Huahai Pharmaceutical, Cl A	216,072	715,123
Zhejiang Jiuzhou Pharmaceutical, Cl A	120,500	920,250
Zhejiang NHU, Cl A	372,608	1,859,489
Zhejiang Orient Gene Biotech, Cl A	17,572	790,506
Zhejiang Wolwo Bio-Pharmaceutical, Cl A	75,836	463,515
TOTAL CHINA		133,625,448

HONG KONG — 2.3%
Health Care — 2.3%
Sino Biopharmaceutical	4,999,750	3,121,891
TOTAL HONG KONG		3,121,891
TOTAL COMMON STOCK (Cost $177,687,776)		136,747,339

SHORT-TERM INVESTMENT(B)(C) — 0.4%
Invesco Government & Agency Portfolio, Cl Institutional, 0.030%	535,245	535,245
TOTAL SHORT-TERM INVESTMENT (Cost $535,245)		535,245
TOTAL INVESTMENTS — 100.3% (Cost $178,223,021)		137,282,584
OTHER ASSETS LESS LIABILITIES — (0.3)%		(471,599)
NET ASSETS — 100%		$136,810,985

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

(A)   This security or a partial position of this security is on loan at March 31, 2022.  The total market value of securities on loan at March 31, 2022 was $509,116.

(B)   The rate shown is the 7-day effective yield as of March 31, 2022.

(C)   This security was purchased with cash collateral held from securities on loan. The total value of such security as of March 31, 2022 was $535,245.

ADR — American Depositary Receipt

Cl — Class

As of March 31, 2022, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Asia Pacific High Income Bond ETF

	Face Amount	Value
CORPORATE OBLIGATIONS — 92.7%
CHINA — 32.1%
Consumer Discretionary — 3.0%
CAR
8.875%, 05/10/2022	$600,000	$589,500
eHi Car Services
7.750%, 11/14/2024	250,000	202,500
		792,000
Financials — 4.1%
Huarong Finance 2017, MTN
4.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr+ 6.983%‡(A)	600,000	598,500
Wealth Driven
5.500%, 08/17/2023	500,000	485,000
		1,083,500
Materials — 1.5%
China Hongqiao Group
7.375%, 05/02/2023	400,000	393,200
Real Estate — 23.5%
China Overseas Finance Cayman V
3.950%, 11/15/2022	200,000	200,778
CIFI Holdings Group
5.500%, 01/23/2023	200,000	186,500
Country Garden Holdings
5.125%, 01/17/2025	200,000	154,000
Gemdale Ever Prosperity Investment, MTN
5.600%, 06/14/2022	200,000	197,000
4.950%, 08/12/2024	600,000	550,200
Greentown China Holdings
5.650%, 07/13/2025	400,000	384,200
4.700%, 04/29/2025	200,000	188,000
The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Asia Pacific High Income Bond ETF (continued)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Real Estate (continued)
New Metro Global
6.500%, 05/20/2022	$200,000	$193,276
Powerlong Real Estate Holdings
7.125%, 11/08/2022	200,000	96,100
RKPF Overseas 2019 A
7.875%, 02/01/2023	400,000	372,200
6.700%, 09/30/2024	432,000	371,628
5.900%, 03/05/2025	200,000	158,050
RKPF Overseas 2020 A
5.125%, 07/26/2026	200,000	152,000
Seazen Group
6.150%, 04/15/2023	350,000	261,012
Shui On Development Holding
6.150%, 08/24/2024	400,000	374,000
5.750%, 11/12/2023	700,000	665,000
Wanda Properties Overseas
7.250%, 04/28/2022	600,000	589,500
6.950%, 12/05/2022	400,000	352,000
Yango Justice International
10.250%, 09/15/2022	400,000	28,000
Yanlord Land HK
6.800%, 02/27/2024	431,000	409,666
6.750%, 04/23/2023	200,000	192,840
5.125%, 05/20/2026	200,000	177,000
		6,252,950
TOTAL CHINA		8,521,650

HONG KONG — 15.4%
Consumer Discretionary — 1.7%
Melco Resorts Finance
5.250%, 04/26/2026	200,000	181,500
4.875%, 06/06/2025(B)	300,000	274,875
		456,375
Financials — 4.7%
Bank of East Asia
5.875%, US Treas Yield Curve Rate T Note Const Mat 5 Yr+ 4.257%‡(A)	250,000	248,125
CMB Wing Lung Bank, MTN
6.500%, US Treas Yield Curve Rate T Note Const Mat 5 Yr+ 3.948%‡(A)	250,000	260,300

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Asia Pacific High Income Bond ETF (continued)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Financials (continued)
FWD Group
6.375%, US Treas Yield Curve Rate T Note Const Mat 5 Yr+ 4.876%‡(A)	$200,000	$196,538
Nanyang Commercial Bank
5.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr+ 3.205%‡(A)	550,000	549,560
		1,254,523
Health Care — 1.5%
PCGI Intermediate, MTN
4.750%, 10/28/2024	400,000	384,840
Industrials — 3.0%
Cathay Pacific Financing HK, MTN
4.875%, 08/17/2026	400,000	386,217
Celestial Miles
5.750%, US Treas Yield Curve Rate T Note Const Mat 5 Yr+ 8.205%‡(A)	400,000	392,840
		779,057
Real Estate — 4.5%
Hongkong Land Finance Cayman Islands, MTN
4.500%, 06/01/2022	400,000	401,127
NWD Finance BVI
5.250%, US Treas Yield Curve Rate T Note Const Mat 5 Yr+ 7.889%‡(A)	200,000	197,240
Sun Hung Kai Properties Capital Market, MTN
3.625%, 01/16/2023	200,000	201,038
Swire Properties Financing, MTN
4.375%, 06/18/2022	400,000	401,328
		1,200,733
TOTAL HONG KONG		4,075,528

INDIA — 19.3%
Communication Services — 1.8%
Network i2i
5.650%, US Treas Yield Curve Rate T Note Const Mat 5 Yr+ 4.274%‡(A)	300,000	297,150
3.975%, US Treas Yield Curve Rate T Note Const Mat 5 Yr+ 3.390%‡(A)	200,000	185,100
		482,250
Consumer Discretionary — 0.7%
TML Holdings Pte
4.350%, 06/09/2026	200,000	187,880

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Asia Pacific High Income Bond ETF (continued)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Energy — 6.7%
Adani Green Energy
4.375%, 09/08/2024	$200,000	$194,500
Continuum Energy Levanter Pte
4.500%, 02/09/2027	394,500	379,312
Greenko Solar Mauritius
5.550%, 01/29/2025	400,000	402,200
HPCL-Mittal Energy
5.250%, 04/28/2027	200,000	193,260
ReNew Power Pvt
5.875%, 03/05/2027	200,000	196,700
ReNew Power Synthetic
6.670%, 03/12/2024	400,000	408,000
		1,773,972
Financials — 1.8%
Shriram Transport Finance, MTN
4.150%, 07/18/2025	500,000	476,250
Industrials — 5.9%
Delhi International Airport
6.450%, 06/04/2029	200,000	182,000
India Airport Infrastructure
6.250%, 10/25/2025	500,000	477,000
Magnum Holdings
5.375%, 10/31/2026	500,000	492,500
Periama Holdings
5.950%, 04/19/2026	400,000	406,520
		1,558,020
Materials — 2.4%
Vedanta Resources
6.375%, 07/30/2022	450,000	437,530
Vedanta Resources Finance II
8.000%, 04/23/2023	200,000	191,600
		629,130
TOTAL INDIA		5,107,502

INDONESIA — 4.6%
Energy — 2.4%
Indika Energy Capital IV Pte
8.250%, 10/22/2025	250,000	252,625
Medco Bell Pte
6.375%, 01/30/2027	400,000	386,000
		638,625

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Asia Pacific High Income Bond ETF (continued)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Financials — 1.4%
Bank Negara Indonesia Persero, MTN
3.750%, 03/30/2026	$400,000	$380,242
Real Estate — 0.8%
Theta Capital Pte
8.125%, 01/22/2025	200,000	201,340
TOTAL INDONESIA		1,220,207

JAPAN — 1.4%
Communication Services — 1.4%
SoftBank Group
6.000%, USD ICE Swap 11:00 NY 5 Yr + 4.226%‡(A)	400,000	381,900

MACAU — 3.8%
Consumer Discretionary — 3.8%
MGM China Holdings
5.375%, 05/15/2024	200,000	187,500
4.750%, 02/01/2027	400,000	351,844
Studio City Finance
6.000%, 07/15/2025	500,000	457,500
		996,844
TOTAL MACAU		996,844

PHILIPPINES — 8.8%
Communication Services — 1.5%
Globe Telecom
4.200%, US Treas Yield Curve Rate T Note Const Mat 5 Yr+ 5.527%‡(A)	400,000	385,611
Energy — 4.5%
AC Energy Finance International, MTN
5.100%‡	200,000	194,620
Petron
4.600%, US Treas Yield Curve Rate T Note Const Mat 5 Yr+ 4.769%‡(A)	645,000	621,619
SMC Global Power Holdings
6.500%, US Treas Yield Curve Rate T Note Const Mat 5 Yr+ 6.608%‡(A)	400,000	388,500
		1,204,739
Financials — 2.8%
Rizal Commercial Banking
6.500%, US Treas Yield Curve Rate T Note Const Mat 5 Yr+ 6.236%‡(A)	800,000	755,462
TOTAL PHILIPPINES		2,345,812

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Asia Pacific High Income Bond ETF (concluded)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
SINGAPORE — 2.3%
Financials — 1.5%
GLP Pte
4.500%, US Treas Yield Curve Rate T Note Const Mat 5 Yr+ 3.735%‡(A)	$450,000	$400,500
Real Estate — 0.8%
CapitaLand Treasury, MTN
4.076%, 09/20/2022	200,000	201,204
TOTAL SINGAPORE		601,704

THAILAND — 5.0%
Financials — 5.0%
Kasikornbank, MTN
5.275%, US Treas Yield Curve Rate T Note Const Mat 5 Yr+ 4.940%‡(A)	400,000	397,000
Krung Thai Bank
4.400%, US Treas Yield Curve Rate T Note Const Mat 5 Yr+ 3.530%‡(A)	400,000	370,000
TMBThanachart Bank, MTN
4.900%, US Treas Yield Curve Rate T Note Const Mat 5 Yr+ 3.256%‡(A)	600,000	571,917
		1,338,917
TOTAL THAILAND		1,338,917
TOTAL CORPORATE OBLIGATIONS (Cost $25,903,378)		24,590,064
TOTAL INVESTMENTS — 92.7% (Cost $25,903,378)		24,590,064
OTHER ASSETS LESS LIABILITIES — 7.3%		1,945,077
NET ASSETS — 100%		$26,535,141

‡      Perpetual security with no stated maturity date.

(A)   Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates for certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)   Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.”  The total market value of such securities as of March 31, 2022 was $274,875 and represented 1.0% of the Net Assets of the Fund.

BVI — British Virgin Islands

ICE — Intercontinental Exchange

MTN — Medium Term Note

USD — United States Dollar

As of March 31, 2022, all of the Fund’s investments were considered Level 2 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Emerging Markets Healthcare Index ETF

	Shares	Value
COMMON STOCK — 100.0%‡
BRAZIL — 10.0%
Health Care — 10.0%
Diagnosticos da America*	2,900	$14,006
Fleury	1,700	5,728
Hapvida Participacoes e Investimentos	37,904	94,442
Hospital Mater Dei	1,700	5,821
Odontoprev	2,800	7,389
Oncoclinicas do Brasil Servicos Medicos*	2,900	6,444
Rede D’Or Sao Luiz	10,800	113,410
TOTAL BRAZIL		247,240

CHINA — 38.1%
Consumer Discretionary — 1.4%
JD Health International*	5,550	34,088
Consumer Staples — 0.7%
By-health, Cl A	2,800	9,391
Fu Jian Anjoy Foods, Cl A	400	6,950
		16,341
Health Care — 36.0%
3SBio	4,500	3,678
Aier Eye Hospital Group, Cl A	8,859	44,029
AK Medical Holdings	2,000	1,190
Akeso*	1,000	2,130
Alphamab Oncology*	2,000	2,030
Apeloa Pharmaceutical, Cl A	1,900	9,356
Autobio Diagnostics, Cl A	900	6,828
BeiGene*	2,100	32,500
Beijing Tiantan Biological Products, Cl A	2,220	8,631
Beijing Wantai Biological Pharmacy Enterprise, Cl A	900	39,413
Betta Pharmaceuticals, Cl A	700	6,165
BGI Genomics, Cl A*	700	8,898
Burning Rock Biotech ADR*	140	1,301
CanSino Biologics, Cl H	200	3,215
Changchun High & New Technology Industry Group, Cl A	700	18,509
China Evergrande New Energy Vehicle Group*	16,000	6,538

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Emerging Markets Healthcare Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Health Care (continued)
China Medical System Holdings	4,000	$6,303
Chongqing Zhifei Biological Products, Cl A	2,613	56,803
CStone Pharmaceuticals*	2,000	1,287
Everest Medicines*	500	1,657
Gan & Lee Pharmaceuticals, Cl A	900	7,413
Genetron Holdings ADR*	150	328
Genscript Biotech*	4,000	12,820
Guangzhou Kingmed Diagnostics Group, Cl A	700	8,099
Hangzhou Tigermed Consulting, Cl H	200	2,436
Hansoh Pharmaceutical Group	10,000	16,753
Huadong Medicine, Cl A	2,940	15,478
Hualan Biological Engineering, Cl A	3,090	9,886
Humanwell Healthcare Group, Cl A	2,900	7,880
Hygeia Healthcare Holdings	1,000	3,901
I-Mab ADR*	121	1,965
Immunotech Biopharm*	1,000	711
InnoCare Pharma*	2,000	3,121
Innovent Biologics*	2,500	8,603
Jiangsu Hengrui Medicine, Cl A	11,059	64,144
Jiangsu Yuyue Medical Equipment & Supply, Cl A	1,600	7,014
Jinxin Fertility Group	4,000	3,080
Kangji Medical Holdings	2,000	1,982
Kintor Pharmaceutical*	500	622
Legend Biotech ADR*	232	8,431
Lepu Medical Technology Beijing, Cl A	3,022	9,602
Lifetech Scientific*	6,000	2,007
Livzon Pharmaceutical Group, Cl H	500	1,797
Luye Pharma Group*	6,000	2,298
Microport Cardioflow Medtech*	4,000	1,456
Microport Scientific*	3,000	6,811
Nanjing King-Friend Biochemical Pharmaceutical, Cl A	2,002	9,896
Ocumension Therapeutics*	1,000	1,279
Ovctek China, Cl A	1,400	8,056
Peijia Medical*	1,000	907
Remegen, Cl H*	500	2,969
Shandong Weigao Group Medical Polymer, Cl H	8,000	8,571
Shanghai Fosun Pharmaceutical Group, Cl H	1,000	4,891
Shanghai Junshi Biosciences, Cl H*	400	2,845
Shanghai Pharmaceuticals Holding, Cl H	1,600	3,085
Shanghai RAAS Blood Products, Cl A	11,800	11,134
Shenzhen Kangtai Biological Products, Cl A	1,100	16,158

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Emerging Markets Healthcare Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Health Care (continued)
Shenzhen Mindray Bio-Medical Electronics, Cl A	2,000	$96,801
Shenzhen New Industries Biomedical Engineering, Cl A	1,300	6,957
Shenzhen Salubris Pharmaceuticals, Cl A	1,900	6,576
Sihuan Pharmaceutical Holdings Group	15,000	3,007
Simcere Pharmaceutical Group	4,000	5,404
Sinopharm Group, Cl H	2,000	4,566
Topchoice Medical, Cl A*	500	11,270
Venus MedTech Hangzhou, Cl H*	1,000	2,069
Viva Biotech Holdings*	3,000	1,188
Walvax Biotechnology, Cl A	2,500	21,609
Winner Medical, Cl A	700	6,769
WuXi AppTec, Cl H	658	10,461
Wuxi Biologics Cayman*	6,781	56,325
Yunnan Baiyao Group, Cl A	2,200	28,356
Zhangzhou Pientzehuang Pharmaceutical, Cl A	1,000	49,972
Zhejiang Huahai Pharmaceutical, Cl A	2,600	8,605
Zhejiang Jiuzhou Pharmaceutical, Cl A	1,300	9,928
Zhejiang NHU, Cl A	4,220	21,060
		889,813
TOTAL CHINA		940,242

COLUMBIA — 0.2%
Health Care — 0.2%
Procaps Group*(A)	575	4,887
TOTAL COLUMBIA		4,887

HONG KONG — 0.5%
Health Care — 0.5%
Angelalign Technology*	200	3,442
CARsgen Therapeutics Holdings*	500	984
New Horizon Health*	500	1,456
Zai Lab*	1,500	6,886
TOTAL HONG KONG		12,768

HUNGARY — 0.9%
Health Care — 0.9%
Richter Gedeon Nyrt	996	21,184
TOTAL HUNGARY		21,184

INDIA — 17.7%
Health Care — 17.7%
Apollo Hospitals Enterprise	574	34,210
Aurobindo Pharma	3,056	26,963

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Emerging Markets Healthcare Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Health Care (continued)
Cipla	4,086	$54,896
Divi’s Laboratories	1,373	79,763
Dr Reddy’s Laboratories	853	48,354
Laurus Labs	2,734	21,291
Lupin	2,349	23,158
Sun Pharmaceutical Industries	12,283	148,279
TOTAL INDIA		436,914

INDONESIA — 2.0%
Health Care — 2.0%
Kalbe Farma	239,800	26,881
Medikaloka Hermina	77,400	6,332
Metro Healthcare Indonesia*	182,900	6,749
Mitra Keluarga Karyasehat	70,400	10,637
TOTAL INDONESIA		50,599

MALAYSIA — 4.3%
Health Care — 4.3%
Hartalega Holdings	16,800	19,378
IHH Healthcare	44,300	65,321
Supermax	14,239	3,996
Top Glove	39,900	18,220
TOTAL MALAYSIA		106,915

SOUTH AFRICA — 2.1%
Health Care — 2.1%
Aspen Pharmacare Holdings	2,325	31,604
Life Healthcare Group Holdings	7,510	11,975
Netcare	7,336	8,083
TOTAL SOUTH AFRICA		51,662

SOUTH KOREA — 20.2%
Health Care — 20.2%
Alteogen*	232	10,834
Celltrion	682	96,554
Celltrion Healthcare	761	40,807
Celltrion Pharm*	167	13,464
Chong Kun Dang Pharmaceutical	62	5,029
Classys	328	6,062
Daewoong	282	7,271
Daewoong Pharmaceutical	59	7,983
GC Cell*	55	3,331
Genexine*	122	4,640
Green Cross	64	10,666

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Emerging Markets Healthcare Index ETF (continued)

	Shares/ Number of Rights	Value
COMMON STOCK (continued)
Health Care (continued)
Green Cross Holdings	244	$4,811
Hanmi Pharm	65	14,758
Hanmi Science	357	13,151
Hugel*	60	6,886
MedPacto*	106	3,122
Mezzion Pharma*	47	2,842
Osstem Implant(B)(C)(D)	79	—
Samsung Biologics*	185	126,228
Seegene	243	10,245
Shin Poong Pharmaceutical*	269	8,589
SillaJen*(B)(C)(D)	261	1,303
SK Biopharmaceuticals*	371	27,487
SK Bioscience*	354	45,855
ST Pharm	96	7,667
Yuhan	380	18,314
TOTAL SOUTH KOREA		497,899

THAILAND — 4.0%
Health Care — 4.0%
Bangkok Chain Hospital	14,200	8,798
Bangkok Dusit Medical Services, Cl F	78,200	58,797
Bumrungrad Hospital	4,200	19,768
Chularat Hospital, Cl F	56,500	6,559
Mega Lifesciences	3,900	5,337
TOTAL THAILAND		99,259
TOTAL COMMON STOCK (Cost $3,258,053)		2,469,569

RIGHT — 0.1%
SOUTH KOREA — 0.1%
Health Care — 0.1%
Samsung Biologics, Expires 04/15/2022*	12	1,861
TOTAL SOUTH KOREA		1,861
TOTAL RIGHT (Cost $—)		1,861

SHORT-TERM INVESTMENT(E)(F) — 0.2%
Invesco Government & Agency Portfolio, Cl Institutional, 0.030%	4,375	4,375
TOTAL SHORT-TERM INVESTMENT (Cost $4,375)		4,375
TOTAL INVESTMENTS — 100.3% (Cost $3,262,428)		2,475,805
OTHER ASSETS LESS LIABILITIES — (0.3)%		(6,970)
NET ASSETS — 100%		$2,468,835

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Emerging Markets Healthcare Index ETF (concluded)

*       Non-income producing security.

(A)   This security or a partial position of this security is on loan at March 31, 2022.  The total market value of securities on loan at March 31, 2022 was $4,250.

(B)   Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of March 31, 2022 was $1,303 and represents 0.1% of Net Assets.

(C)   Level 3 security in accordance with fair value hierarchy.

(D)    Security considered illiquid.  The total value of such securities as of March 31, 2022 was $1,303 and represents 0.1% of Net Assets.

(E)    The rate shown is the 7-day effective yield as of March 31, 2022.

(F)    This security was purchased with cash collateral held from securities on loan. The total value of such security as of March 31, 2022 was $4,375.

ADR — American Depositary Receipt

Cl — Class

The following summarizes the market value of the Fund’s investments used as of March 31, 2022, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^	Total
Common Stock
Brazil	$247,240	$—	$—	$247,240
China	940,242	—	—	940,242
Columbia	4,887	—	—	4,887
Hong Kong	12,768	—	—	12,768
Hungary	21,184	—	—	21,184
India	436,914	—	—	436,914
Indonesia	50,599	—	—	50,599
Malaysia	106,915	—	—	106,915
South Africa	51,662	—	—	51,662
South Korea
Health Care	496,596	—	1,303	497,899
Thailand	99,259	—	—	99,259
Total Common Stock	2,468,266	—	1,303	2,469,569
Short-Term Investment	4,375	—	—	4,375
Right	1,861	—	—	1,861
Total Investments in Securities	$2,474,502	$—	$1,303	$2,475,805

^      A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.

Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI Emerging Markets ex China Index ETF

	Shares	Value
COMMON STOCK — 95.4%‡
BRAZIL — 5.8%
Communication Services — 0.1%
Telefonica Brasil	4,400	$49,714
Consumer Discretionary — 0.5%
Americanas*	8,320	57,166
Lojas Renner	7,325	42,390
Magazine Luiza*	35,200	50,519
		150,075
Consumer Staples — 0.6%
Ambev	42,000	136,113
BRF*	3,300	12,910
Raia Drogasil	11,000	55,417
		204,440
Energy — 0.8%
Petroleo Brasileiro	34,300	254,365
Ultrapar Participacoes	6,600	19,653
		274,018
Financials — 0.9%
B3 – Brasil Bolsa Balcao	46,400	153,399
Banco Bradesco	10,898	41,900
Banco do Brasil	7,700	56,228
Banco Santander Brasil	3,300	25,611
BB Seguridade Participacoes	5,500	29,583
		306,721

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials — 0.7%
CCR	8,800	$25,371
Localiza Rent a Car	4,420	56,832
Rumo	8,800	34,352
WEG	13,200	96,862
		213,417
Materials — 2.0%
Klabin	5,500	27,917
Suzano	4,400	51,065
Vale	28,900	581,412
		660,394
Utilities — 0.2%
Cia de Saneamento Basico do Estado de Sao Paulo*	2,200	22,088
Equatorial Energia	5,500	31,494
		53,582
TOTAL BRAZIL		1,912,361

CHILE — 0.6%
Consumer Discretionary — 0.1%
Falabella	5,671	18,124
Energy — 0.1%
Empresas COPEC	2,956	24,416
Financials — 0.3%
Banco de Chile	505,381	54,101
Banco de Credito e Inversiones*	403	14,530
Banco Santander Chile	503,831	28,370
		97,001
Materials — 0.0%
Empresas CMPC	9,582	17,741
Utilities — 0.1%
Enel Americas	216,427	26,128
Enel Chile	213,421	6,373
		32,501
TOTAL CHILE		189,783

COLOMBIA — 0.2%
Energy — 0.1%
Ecopetrol	36,803	34,688
Financials — 0.1%
Bancolombia	1,699	19,635
TOTAL COLOMBIA		54,323

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
CZECH REPUBLIC — 0.2%
Financials — 0.1%
Komercni Banka	549	$21,432
Utilities — 0.1%
CEZ	1,175	49,564
TOTAL CZECH REPUBLIC		70,996

EGYPT — 0.1%
Financials — 0.1%
Commercial International Bank Egypt SAE	13,330	33,682
TOTAL EGYPT		33,682

GREECE — 0.1%
Communication Services — 0.1%
Hellenic Telecommunications Organization	1,756	32,042
TOTAL GREECE		32,042

HUNGARY — 0.3%
Energy — 0.1%
MOL Hungarian Oil & Gas	2,736	24,288
Financials — 0.2%
OTP Bank Nyrt*	1,676	61,671
TOTAL HUNGARY		85,959

INDIA — 17.0%
Communication Services — 0.5%
Bharti Airtel*	17,002	169,392
Consumer Discretionary — 1.1%
Bajaj Auto	618	29,793
Eicher Motors	992	32,167
Mahindra & Mahindra	5,549	59,063
Maruti Suzuki India	937	93,500
Tata Motors*	13,803	79,011
Titan	2,360	78,988
		372,522
Consumer Staples — 1.2%
Dabur India	3,983	28,185
Godrej Consumer Products*	2,736	26,983
Hindustan Unilever	6,896	186,440
ITC	33,131	109,591
Nestle India	176	40,369
		391,568

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Energy — 2.5%
Bharat Petroleum	5,760	$27,316
Indian Oil	16,569	26,010
Oil & Natural Gas	10,602	22,932
Reliance Industries	20,876	725,873
		802,131
Financials — 4.2%
Axis Bank*	20,985	210,792
Bajaj Finance	1,923	184,241
Bajaj Finserv	286	64,392
Housing Development Finance	13,960	440,382
ICICI Bank	35,385	341,032
Piramal Enterprises	605	17,461
State Bank of India	16,560	107,861
		1,366,161
Health Care — 0.5%
Aurobindo Pharma	1,986	17,522
Dr Reddy’s Laboratories	860	48,751
Sun Pharmaceutical Industries	8,275	99,895
		166,168
Industrials — 0.3%
Larsen & Toubro	4,414	102,968
Information Technology — 4.9%
HCL Technologies	9,941	152,673
Infosys ADR	34,884	868,263
Tata Consultancy Services	8,275	408,421
Tech Mahindra	3,508	69,417
Wipro	13,802	107,811
		1,606,585
Materials — 1.4%
Asian Paints	2,338	95,030
Grasim Industries	2,494	54,768
Hindalco Industries	9,003	67,664
JSW Steel	6,532	63,156
UltraTech Cement	882	76,849
UPL	4,115	41,793
Vedanta	10,030	53,390
		452,650

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Utilities — 0.4%
GAIL India	15,466	$31,769
NTPC	19,894	35,443
Power Grid Corp of India	23,564	67,419
		134,631
TOTAL INDIA		5,564,776

INDONESIA — 2.9%
Communication Services — 0.5%
Telkom Indonesia Persero	507,500	161,835
Consumer Discretionary — 0.3%
Astra International	220,700	101,034
Consumer Staples — 0.2%
Charoen Pokphand Indonesia	69,500	27,340
Unilever Indonesia	71,700	18,272
		45,612
Energy — 0.1%
United Tractors	16,500	29,352
Financials — 1.8%
Bank Central Asia	480,100	266,583
Bank Mandiri Persero	198,600	109,239
Bank Negara Indonesia Persero	73,900	42,449
Bank Rakyat Indonesia Persero	551,700	179,002
		597,273
TOTAL INDONESIA		935,106

MALAYSIA — 2.3%
Communication Services — 0.2%
DiGi.Com	33,200	30,794
Maxis	33,200	31,030
		61,824
Consumer Discretionary — 0.1%
Genting	22,000	24,487
Consumer Staples — 0.1%
Sime Darby Plantation	25,300	29,905
Financials — 1.3%
CIMB Group Holdings	88,400	112,057
Hong Leong Bank	5,500	26,423
Malayan Banking	61,816	131,431
Public Bank	143,400	159,267
		429,178

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Health Care — 0.1%
IHH Healthcare	22,000	$32,439
Materials — 0.2%
Petronas Chemicals Group	33,200	75,800
Utilities — 0.3%
Petronas Gas	5,500	21,792
Tenaga Nasional	40,900	87,544
		109,336
TOTAL MALAYSIA		762,969

MEXICO — 4.0%
Communication Services — 1.0%
America Movil	273,800	289,974
Grupo Televisa	22,000	51,585
		341,559
Consumer Staples — 1.2%
Fomento Economico Mexicano	18,700	155,061
Grupo Bimbo, Ser A	12,100	36,442
Wal-Mart de Mexico	47,400	194,715
		386,218
Financials — 0.7%
Grupo Financiero Banorte, Cl O	24,200	181,482
Grupo Financiero Inbursa, Cl O*	16,500	34,478
		215,960
Industrials — 0.3%
Grupo Aeroportuario del Pacifico, Cl B	5,000	80,887
Grupo Aeroportuario del Sureste, Cl B	1,595	35,507
		116,394
Materials — 0.7%
Cemex*	137,800	73,868
Grupo Mexico	25,300	150,973
		224,841
Real Estate — 0.1%
Fibra Uno Administracion†	31,000	36,220
TOTAL MEXICO		1,321,192

PERU — 0.7%
Financials — 0.3%
Credicorp	552	94,872
Materials — 0.4%
Cia de Minas Buenaventura SAA ADR*	6,300	63,441
Southern Copper	759	57,608
		121,049
TOTAL PERU		215,921

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
PHILIPPINES — 1.2%
Financials — 0.2%
BDO Unibank	23,170	$59,419
Industrials — 0.5%
Ayala	3,320	52,869
JG Summit	40,585	48,079
SM Investments	3,320	58,322
		159,270
Real Estate — 0.5%
Ayala Land	113,400	76,813
SM Prime	154,600	113,085
		189,898
TOTAL PHILIPPINES		408,587

POLAND — 1.2%
Communication Services — 0.1%
CD Projekt	662	27,600
Consumer Discretionary — 0.1%
LPP	11	30,277
Energy — 0.2%
Polski Koncern Naftowy Orlen	3,090	56,368
Financials — 0.6%
Bank Polska Kasa Opieki	1,821	49,335
Powszechna Kasa Oszczednosci Bank Polski*	9,104	87,036
Powszechny Zaklad Ubezpieczen	6,621	53,782
Santander Bank Polska	352	25,763
		215,916
Materials — 0.2%
KGHM Polska Miedz	1,269	52,651
TOTAL POLAND		382,812

QATAR — 1.6%
Financials — 1.3%
Masraf Al Rayan	41,432	58,819
Qatar Islamic Bank	12,149	79,531
Qatar National Bank	43,074	272,868
		411,218
Industrials — 0.3%
Industries Qatar	19,319	100,792
TOTAL QATAR		512,010

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
ROMANIA — 0.1%
Real Estate — 0.1%
NEPI Rockcastle	2,967	$19,710
TOTAL ROMANIA		19,710

RUSSIA — 0.0%
Communication Services — 0.0%
Mobile TeleSystems PJSC ADR(A)(B)(C)(D)	3,839	—
Consumer Discretionary — 0.0%
X5 Retail Group GDR(A)(B)(C)(D)	915	—
Consumer Staples — 0.0%
Magnit PJSC GDR(A)(B)(C)(D)	2,616	—
Energy — 0.0%
Gazprom PJSC(A)(B)(D)	89,700	—
LUKOIL PJSC(A)(B)(D)	3,729	—
Novatek PJSC GDR(A)(B)(C)(D)	560	—
Rosneft Oil PJSC(A)(B)(C)(D)	10,270	—
Tatneft PJSC(A)(B)(C)(D)	16,537	—
		—
Financials — 0.0%
Sberbank of Russia PJSC(A)(B)(C)(D)	99,330	—
Materials — 0.0%
Alrosa PJSC(A)(B)(C)(D)	18,910	—
MMC Norilsk Nickel PJSC(A)(B)(C)(D)	670	—
Novolipetsk Steel PJSC(A)(B)(D)	8,860	—
Severstal PAO(A)(B)(D)	1,512	—
		—
TOTAL RUSSIA		—

SOUTH AFRICA — 6.5%
Communication Services — 0.8%
MTN Group	15,470	201,150
MultiChoice Group	3,132	28,235
Vodacom Group	4,689	51,342
		280,727
Consumer Discretionary — 1.3%
Absa Group	6,622	86,303
Mr Price Group	1,786	26,463
Naspers, Cl N	2,449	278,900
Woolworths Holdings	7,258	28,699
		420,365

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Staples — 0.6%
Bid	3,090	$67,249
Clicks Group	1,854	39,212
Shoprite Holdings	5,902	95,587
Tiger Brands	1,203	13,329
		215,377
Energy — 0.1%
Exxaro Resources	1,920	29,108
Financials — 2.5%
Capitec Bank	958	153,513
Discovery*	6,587	82,118
FirstRand	41,289	218,899
Nedbank Group	4,176	66,614
Old Mutual	36,430	34,330
Remgro	3,917	40,160
Sanlam	13,427	66,342
Standard Bank Group	12,150	151,446
		813,422
Industrials — 0.5%
Bidvest Group	2,472	37,843
Sasol*	5,131	124,654
		162,497
Materials — 0.6%
Anglo American Platinum	653	89,667
Gold Fields	5,969	93,155
		182,822
Real Estate — 0.1%
Growthpoint Properties†	22,091	22,253
TOTAL SOUTH AFRICA		2,126,571

SOUTH KOREA — 18.7%
Communication Services — 1.9%
Kakao	2,361	207,456
NAVER	1,157	325,035
NCSoft	165	63,642
SK Telecom	435	20,413
		616,546
Consumer Discretionary — 1.9%
Coway	396	22,380
Hyundai Mobis	629	111,575
Hyundai Motor	1,379	205,363
Kangwon Land*	893	20,519

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Discretionary (continued)
Kia	2,758	$168,386
LG Electronics	1,047	104,091
		632,314
Consumer Staples — 0.7%
Amorepacific	391	51,615
E-MART	143	16,635
KT&G	1,551	103,268
LG Household & Health Care	88	62,295
		233,813
Energy — 0.4%
Hyundai Heavy Industries Holdings	330	14,648
SK Innovation*	583	103,416
S-Oil	341	27,205
		145,269
Financials — 2.1%
DB Insurance	374	21,569
Hana Financial Group	3,309	132,682
Industrial Bank of Korea	1,920	17,187
KB Financial Group	3,949	199,722
Samsung Fire & Marine Insurance	504	91,066
Samsung Life Insurance	517	28,110
Shinhan Financial Group	4,224	144,628
Woori Financial Group	3,606	45,668
		680,632
Health Care — 0.9%
Celltrion	831	117,628
Celltrion Healthcare	999	53,576
Samsung Biologics*	162	110,535
		281,739
Industrials — 1.0%
Hyundai Engineering & Construction	594	23,475
Korea Shipbuilding & Offshore Engineering*	286	20,977
LG	1,205	75,956
Samsung C&T	1,070	100,640
Samsung Heavy Industries*	3,298	15,455
SK Holdings	434	86,653
		323,156
Information Technology — 8.1%
LG Display	1,632	27,805
Samsung Electro-Mechanics	742	101,011
Samsung Electronics	32,207	1,849,434

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Information Technology (continued)
Samsung SDI	495	$243,406
Samsung SDS	253	28,910
SK Hynix	4,078	397,017
SK Square*	279	13,082
		2,660,665
Materials — 1.4%
Hyundai Steel	594	20,363
Korea Zinc	55	26,546
LG Chemical	440	193,127
Lotte Chemical	132	22,816
POSCO Holdings	750	181,304
		444,156
Utilities — 0.3%
Korea Electric Power*	4,681	87,475
TOTAL SOUTH KOREA		6,105,765

TAIWAN — 27.4%
Communication Services — 1.2%
Chunghwa Telecom	44,000	195,034
Far EasTone Telecommunications	30,000	76,959
Taiwan Mobile	30,000	109,942
		381,935
Consumer Staples — 0.6%
President Chain Store	11,000	100,972
Uni-President Enterprises	44,000	100,742
		201,714
Energy — 0.1%
Formosa Petrochemical	11,000	36,204
Financials — 6.3%
Cathay Financial Holding	66,000	148,579
Chailease Holding	14,575	128,951
Chang Hwa Commercial Bank	166,445	111,248
China Development Financial Holding	202,000	135,365
CTBC Financial Holding	132,000	135,448
E.Sun Financial Holding	130,539	150,579
First Financial Holding	134,255	133,311
Fubon Financial Holding	73,800	197,047
Hua Nan Financial Holdings	116,720	99,197
Mega Financial Holding	89,000	133,260
Shanghai Commercial & Savings Bank	69,000	120,894
Shin Kong Financial Holding	339,000	127,784
The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Financials (continued)
SinoPac Financial Holdings	77,000	$49,449
Taishin Financial Holding	226,411	161,995
Taiwan Cooperative Financial Holding	119,052	122,786
Yuanta Financial Holding	131,280	120,964
		2,076,857
Industrials — 0.3%
Far Eastern New Century	97,000	102,919
Information Technology — 16.4%
ASE Technology Holding	35,000	126,433
Asustek Computer	11,000	143,396
AU Optronics	112,000	77,595
Catcher Technology	11,000	55,477
Delta Electronics	22,000	206,167
Hon Hai Precision Industry	103,000	381,062
Innolux	66,000	38,699
Lite-On Technology	49,000	116,465
MediaTek	11,000	347,451
Novatek Microelectronics	11,000	163,743
Pegatron	39,000	98,550
Quanta Computer	33,000	101,702
Taiwan Semiconductor Manufacturing	160,000	3,333,857
United Microelectronics	88,000	165,855
		5,356,452
Materials — 2.5%
Asia Cement	44,000	74,635
China Steel	151,000	205,275
Formosa Chemicals & Fibre	32,000	88,233
Formosa Plastics	44,000	163,552
Nan Ya Plastics	55,000	178,909
Taiwan Cement	55,370	96,433
		807,037
TOTAL TAIWAN		8,963,118

TANZANIA — 0.3%
Materials — 0.3%
AngloGold Ashanti	3,640	87,310
TOTAL TANZANIA		87,310

THAILAND — 2.1%
Communication Services — 0.2%
Advanced Info Service	11,000	77,083
		77,083

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Staples — 0.3%
CP ALL	55,000	$107,519
		107,519
Energy — 0.6%
PTT	115,100	133,274
PTT Exploration & Production	15,400	66,694
		199,968
Financials — 0.2%
Siam Commercial Bank	19,800	67,886
		67,886
Health Care — 0.1%
Bangkok Dusit Medical Services, Cl F	38,500	28,947
		28,947
Industrials — 0.3%
Airports of Thailand*	47,500	94,643
		94,643
Materials — 0.3%
PTT Global Chemical	25,300	38,616
Siam Cement	4,400	50,683
		89,299
Real Estate — 0.1%
Central Pattana	14,300	25,374
		25,374
TOTAL THAILAND		690,719

TURKEY — 0.4%
Consumer Staples — 0.1%
BIM Birlesik Magazalar	7,723	44,571
Energy — 0.1%
Turkiye Petrol Rafinerileri*	2,206	32,245
Financials — 0.2%
Akbank	55,206	27,325
Turkiye Garanti Bankasi	44,168	36,737
		64,062
TOTAL TURKEY		140,878

UNITED ARAB EMIRATES — 1.6%
Communication Services — 0.7%
Emirates Telecommunications Group PJSC	23,183	233,279
Financials — 0.8%
Abu Dhabi Commercial Bank PJSC	15,371	43,857
First Abu Dhabi Bank PJSC	34,676	222,796
		266,653

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Real Estate — 0.1%
Emaar Properties PJSC	25,972	$42,426
TOTAL UNITED ARAB EMIRATES		542,358

UNITED KINGDOM — 0.0%
Energy — 0.0%
Novatek PJSC GDR(A)(B)(C)	196	—
TOTAL UNITED KINGDOM		—

UNITED STATES — 0.1%
Consumer Staples — 0.1%
JBS	6,600	51,709
TOTAL UNITED STATES		51,709
TOTAL COMMON STOCK (Cost $31,849,425)		31,210,657

PREFERRED STOCK — 4.1%
BRAZIL — 2.6%
Energy — 0.8%
Petroleo Brasileiro(E)	37,600	264,674
Financials — 1.6%
Banco Bradesco(E)	45,974	214,973
Itau Unibanco Holding(E)	36,100	208,763
Itausa(E)	41,620	94,154
		517,890
Materials — 0.1%
Gerdau(E)	7,700	49,924
Utilities — 0.1%
Cia Energetica de Minas Gerais(E)	7,481	23,944
TOTAL BRAZIL		856,432

CHILE — 0.4%
Materials — 0.4%
Sociedad Quimica y Minera de Chile(E)	1,392	120,304

COLOMBIA — 0.1%
Financials — 0.1%
Bancolombia(E)	3,387	36,372

RUSSIA — 0.0%
Energy — 0.0%
Surgutneftegas PJSC(A)(B)(C)(D)(E)	50,900	—

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Number of Rights/Shares	Value
PREFERRED STOCK (continued)
SOUTH KOREA — 1.0%
Information Technology — 1.0%
Samsung Electronics(E)	6,058	314,883
TOTAL PREFERRED STOCK (Cost $1,218,948)		$1,327,991

RIGHT — 0.0%
SOUTH KOREA — 0.0%
Health Care — 0.0%
Samsung Biologics, Expires 04/15/2022*	11	1,706
TOTAL SOUTH KOREA		1,706
TOTAL RIGHT (Cost $—)		1,706
TOTAL INVESTMENTS — 99.5% (Cost $33,068,373)		32,540,354
OTHER ASSETS LESS LIABILITIES — 0.5%		158,342
NET ASSETS — 100%		$32,698,696

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

†       Real Estate Investment Trust

(A)   Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of March 31, 2022 was $– and represents 0.0% of Net Assets.

(B)   Level 3 security in accordance with fair value hierarchy.

(C)   Security considered illiquid.  The total value of such securities as of March 31, 2022 was $– and represents 0.0% of Net Assets.

(D)    Due to the financial uncertainty surrounding Russia and its markets, and the inability to liquidate the positions due to market closures and restrictions, the Russian securities have been determined to be worthless.

(E)    Currently, no stated interest rate.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

PJSC — Public Joint-Stock Company

Ser — Series

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI Emerging Markets ex China Index ETF (concluded)

The following summarizes the market value of the Fund’s investments used as of March 31, 2022, based on the inputs used to value them:

Investments in Securities	Level 1		Level 2	Level 3^		Total
Common Stock
Brazil	$1,912,361		$—	$—		$1,912,361
Chile	189,783		—	—		189,783
Colombia	54,323		—	—		54,323
Czech Republic	70,996		—	—		70,996
Egypt	33,682		—	—		33,682
Greece	32,042		—	—		32,042
Hungary	85,959		—	—		85,959
India	5,564,776		—	—		5,564,776
Indonesia	935,106		—	—		935,106
Malaysia	762,969		—	—		762,969
Mexico	1,321,192		—	—		1,321,192
Peru	215,921		—	—		215,921
Philippines	408,587		—	—		408,587
Poland	382,812		—	—		382,812
Qatar	512,010		—	—		512,010
Romania	19,710		—	—		19,710
Russia
Communication Services	—		—	—	‡‡	—
Consumer Discretionary	—		—	—	‡‡	—
Consumer Staples	—		—	—	‡‡	—
Energy	—	‡‡	—	—	‡‡	—
Financials	—		—	—	‡‡	—
Materials	—		—	—	‡‡	—
South Africa	2,126,571		—	—		2,126,571
South Korea	6,105,765		—	—		6,105,765
Taiwan	8,963,118		—	—		8,963,118
Tanzania	87,310		—	—		87,310
Thailand	690,719		—	—		690,719
Turkey	140,878		—	—		140,878
United Arab Emirates	542,358		—	—		542,358
United Kingdom Energy	—		—	—		—
United States	51,709		—	—	‡‡	51,709
Total Common Stock	31,210,657		—	—		31,210,657
Preferred Stock
Brazil	856,432		—	—		856,432
Chile	120,304		—	—		120,304
Colombia	36,372		—	—		36,372
Russia Energy	—		—	—	‡‡	—
South Korea	314,883		—	—		314,883
Total Preferred Stock	1,327,991		—	—		1,327,991
Right	1,706		—	—		1,706
Total Investments in Securities	$32,540,354		$—	$—		$32,540,354

^      A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.

#       Security or securities with a market value of $0.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI China ESG Leaders Index ETF

	Shares	Value
COMMON STOCK — 99.9%‡
CHINA — 98.8%
Communication Services — 8.5%
37 Interactive Entertainment Network Technology Group, Cl A	1,400	$5,172
Tencent Holdings	14,000	668,948
		674,120
Consumer Discretionary — 38.7%
Alibaba Group Holding*	48,136	689,027
Alibaba Health Information Technology*	14,000	9,081
BYD, Cl A	1,101	39,856
BYD, Cl H	8,500	243,558
Changzhou Xingyu Automotive Lighting Systems, Cl A	200	4,094
China Education Group Holdings	9,000	7,861
China Ruyi Holdings*	28,000	7,580
China Tourism Group Duty Free, Cl A	1,200	31,071
Dongfeng Motor Group, Cl H	28,000	21,059
Fuyao Glass Industry Group, Cl A	1,200	6,726
Fuyao Glass Industry Group, Cl H	6,000	24,670
Geely Automobile Holdings	59,000	93,117
Great Wall Motor, Cl A	1,300	5,611
Great Wall Motor, Cl H	31,000	49,718
Guangzhou Automobile Group, Cl H	30,000	25,053
Hangzhou Robam Appliances, Cl A	600	2,759
JD.com, Cl A*	1	21
Li Auto ADR*	5,549	143,220
Li Ning	24,000	207,166
Meituan, Cl B*	30,800	611,957

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI China ESG Leaders Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Discretionary (continued)
Minth Group	8,000	$19,736
NIO ADR*	13,371	281,460
Shenzhen Overseas Chinese Town, Cl A	4,900	5,681
Shenzhou International Group Holdings	8,400	112,409
Suning.com, Cl A*	5,500	2,989
TCL Technology Group, Cl A	8,300	6,420
Tongcheng Travel Holdings*	10,000	17,877
Topsports International Holdings	16,000	13,382
Vipshop Holdings ADR*	4,491	40,419
Wuchan Zhongda Group, Cl A	3,100	2,608
Xiamen Intretech, Cl A	400	1,544
XPeng ADR, Cl A*	3,899	107,573
Yadea Group Holdings	12,000	18,571
Yum China Holdings	4,275	177,583
Zhongsheng Group Holdings	6,000	42,445
		3,073,902
Consumer Staples — 3.9%
Angel Yeast, Cl A	500	3,283
By-health, Cl A	1,000	3,354
China Feihe	36,000	35,672
China Mengniu Dairy	32,000	172,434
Dali Foods Group	20,500	10,758
Anjoy Foods Group, Cl A	200	3,475
Inner Mongolia Yili Industrial Group, Cl A	3,800	22,082
Uni-President China Holdings	13,000	11,338
Want Want China Holdings	47,000	43,451
		305,847
Energy — 0.1%
Offshore Oil Engineering, Cl A	2,600	1,753
Yantai Jereh Oilfield Services Group, Cl A	600	3,984
		5,737
Financials — 16.6%
China Construction Bank, Cl A	5,000	4,954
China Construction Bank, Cl H	844,000	634,773
China Merchants Bank, Cl H	39,500	310,446
Huaxia Bank, Cl A	7,600	6,657
Industrial Bank, Cl A	12,400	40,376
Ping An Insurance Group of China, Cl A	4,200	32,055
Ping An Insurance Group of China, Cl H	40,500	287,793
		1,317,054

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI China ESG Leaders Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Health Care — 9.7%
3SBio	12,500	$10,215
CanSino Biologics, Cl A	58	2,121
CanSino Biologics, Cl H	800	12,861
China Medical System Holdings	14,000	22,060
China National Medicines, Cl A	500	2,310
China Resources Sanjiu Medical & Pharmaceutical, Cl A	600	4,287
CSPC Pharmaceutical Group	89,800	103,773
Genscript Biotech*	12,000	38,461
Guangzhou Baiyunshan Pharmaceutical Holdings, Cl A	900	4,446
Guangzhou Kingmed Diagnostics Group, Cl A	300	3,471
Hansoh Pharmaceutical Group	12,000	20,104
Hutchmed China ADR*	863	16,328
Jafron Biomedical, Cl A	500	3,575
Jinxin Fertility Group	12,500	9,625
Microport Scientific*	6,300	14,303
Ovctek China, Cl A	580	3,338
Pharmaron Beijing, Cl A	400	7,435
Pharmaron Beijing, Cl H	1,300	15,845
Shandong Weigao Group Medical Polymer, Cl H	25,200	26,998
Shanghai Fosun Pharmaceutical Group, Cl A	1,200	10,081
Shanghai Fosun Pharmaceutical Group, Cl H	5,000	24,453
Shanghai Pharmaceuticals Holding, Cl A	1,100	4,247
Shanghai Pharmaceuticals Holding, Cl H	7,800	15,039
Topchoice Medical, Cl A*	200	4,508
WuXi AppTec, Cl A	1,520	26,908
WuXi AppTec, Cl H	3,500	55,641
Wuxi Biologics Cayman*	35,000	290,721
Yunnan Baiyao Group, Cl A	800	10,311
Zhejiang Jiuzhou Pharmaceutical, Cl A	500	3,818
		767,283
Industrials — 6.8%
51job ADR*	303	17,741
Air China, Cl A*	4,000	5,740
Air China, Cl H*	18,000	12,618
Beijing Capital International Airport, Cl H*	20,000	11,722
China Communications Services, Cl H	24,000	10,879
China Conch Environment Protection Holdings*	16,000	20,022
China Conch Venture Holdings	18,000	52,634
China Eastern Airlines, Cl A*	5,400	3,981
China Everbright Environment Group	36,000	21,789
China Lesso Group Holdings	11,000	13,372
China Southern Airlines, Cl A*	6,600	6,436

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI China ESG Leaders Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
China Southern Airlines, Cl H*	18,000	$10,481
CITIC	58,000	64,507
Contemporary Amperex Technology, Cl A	1,400	112,982
Eve Energy, Cl A	1,100	13,978
Fosun International	24,500	26,686
Gotion High-tech, Cl A*	1,000	5,421
Jiangsu Zhongtian Technology, Cl A	1,800	4,820
Kuang-Chi Technologies, Cl A*	1,300	3,516
Ming Yang Smart Energy Group, Cl A	1,200	4,191
Shanghai Electric Group, Cl A	7,600	4,837
Shanghai M&G Stationery, Cl A	600	4,620
Shenzhen Inovance Technology, Cl A	1,550	13,918
Shenzhen International Holdings	12,500	13,216
Sinotrans, Cl A	2,600	1,638
Sinotruk Hong Kong	7,000	10,726
Sungrow Power Supply, Cl A	900	15,207
Xinjiang Goldwind Science & Technology, Cl A	2,100	4,343
Xinjiang Goldwind Science & Technology, Cl H	7,600	11,471
Zhejiang Chint Electrics, Cl A*	1,300	8,105
Zhejiang Expressway, Cl H	14,000	11,763
Zhejiang Weixing New Building Materials, Cl A	900	2,901
Zoomlion Heavy Industry Science and Technology, Cl A	4,200	4,393
Zoomlion Heavy Industry Science and Technology, Cl H	13,400	8,538
		539,192
Information Technology — 3.3%
360 Security Technology, Cl A*	4,200	6,603
AAC Technologies Holdings	7,500	18,177
GoerTek, Cl A	2,000	10,838
Kingdee International Software Group*	26,000	57,834
Lenovo Group	72,000	78,331
Unisplendour, Cl A	1,651	5,084
Xinyi Solar Holdings	50,000	88,234
		265,101
Materials — 1.4%
BBMG, Cl A	4,900	2,362
China Jushi, Cl A	2,386	5,728
China Molybdenum, Cl A	10,500	8,618
China Molybdenum, Cl H	33,000	17,235
Ganfeng Lithium, Cl A	700	13,855
Ganfeng Lithium, Cl H	2,600	37,184
GEM, Cl A	2,800	3,696
Lee & Man Paper Manufacturing	13,000	6,789

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI China ESG Leaders Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Materials (continued)
Skshu Paint, Cl A	240	$3,351
Transfar Zhilian, Cl A	1,800	1,789
Zhejiang Huayou Cobalt, Cl A	700	10,784
		111,391
Real Estate — 6.4%
A-Living Smart City Services, Cl H	5,750	8,047
China Jinmao Holdings Group	56,000	16,661
China Merchants Shekou Industrial Zone Holdings, Cl A	4,700	11,224
China Overseas Land & Investment	39,500	118,277
China Vanke, Cl A	5,800	17,497
China Vanke, Cl H	17,000	38,509
CIFI Ever Sunshine Services Group	8,000	10,828
CIFI Holdings Group	34,000	20,014
Country Garden Services Holdings	21,000	90,099
Greenland Holdings, Cl A	5,060	4,296
Greentown Service Group	16,000	16,099
Guangzhou R&F Properties, Cl H	17,200	6,106
Hopson Development Holdings	7,130	13,566
Jinke Properties Group, Cl A	3,200	2,475
KWG Group Holdings	12,500	5,172
Logan Group	14,000	3,987
Longfor Group Holdings	19,000	97,773
Poly Developments and Holdings Group, Cl A	7,100	19,796
Shimao Group Holdings	12,500	7,055
		507,481
Utilities — 3.4%
Beijing Enterprises Water Group	46,000	14,156
CECEP Solar Energy, Cl A	1,700	2,346
CECEP Wind-Power, Cl A	2,900	2,097
China Gas Holdings	30,200	38,717
China Resources Gas Group	10,000	42,457
China Three Gorges Renewables Group, Cl A	17,000	16,443
ENN Energy Holdings	8,000	120,029
ENN Natural Gas, Cl A	1,400	3,906
Kunlun Energy	38,000	33,141
		273,292
TOTAL CHINA		7,840,400

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares MSCI China ESG Leaders Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
HONG KONG — 0.9%
Consumer Staples — 0.1%
Vinda International Holdings	4,000	$9,051
Health Care — 0.8%
Sino Biopharmaceutical	104,000	64,938
TOTAL HONG KONG		73,989

SINGAPORE — 0.2%
Industrials — 0.2%
BOC Aviation	2,100	16,612
TOTAL SINGAPORE		16,612
TOTAL COMMON STOCK (Cost $10,342,034)		7,931,001
TOTAL INVESTMENTS — 99.9% (Cost $10,342,034)		7,931,001
OTHER ASSETS LESS LIABILITIES — 0.1%		6,653
NET ASSETS — 100%		$7,937,654

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

As of March 31, 2022, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares CICC China 5G & Semiconductor Index ETF

	Shares	Value
COMMON STOCK — 100.1%‡
CHINA — 92.2%
Industrials — 3.6%
Ginlong Technologies, Cl A	11,900	$392,986
Sunwoda Electronic, Cl A	90,600	392,480
		785,466
Information Technology — 88.6%
Advanced Micro-Fabrication Equipment China, Cl A*	27,164	498,298
Avary Holding Shenzhen, Cl A	108,885	494,332
BOE Technology Group, Cl A	1,625,630	1,103,711
Chaozhou Three-Circle Group, Cl A	94,464	416,510
China Resources Microelectronics, Cl A	54,925	473,881
Foxconn Industrial Internet, Cl A	854,574	1,366,381
Gigadevice Semiconductor Beijing, Cl A	28,100	624,272
GoerTek, Cl A	170,022	921,340
Hangzhou Silan Microelectronics, Cl A	61,200	467,573
Luxshare Precision Industry, Cl A	388,005	1,937,550
Maxscend Microelectronics, Cl A	16,193	535,473
Montage Technology, Cl A	49,931	529,348
National Silicon Industry Group, Cl A*	104,641	361,490
NAURA Technology Group, Cl A	22,518	971,934
SG Micro, Cl A	9,200	473,210
Shenzhen Transsion Holdings, Cl A	44,061	663,612
StarPower Semiconductor, Cl A	6,329	385,437
Sunny Optical Technology Group	63,400	1,020,857
Tianjin Zhonghuan Semiconductor, Cl A	140,200	943,044
Unigroup Guoxin Microelectronics, Cl A	25,300	815,183
Will Semiconductor Shanghai, Cl A	42,471	1,293,913
Wingtech Technology, Cl A	66,655	853,649
Yealink Network Technology, Cl A	35,080	429,651
Zhejiang Dahua Technology, Cl A	134,911	351,724
Zhejiang Jingsheng Mechanical & Electrical, Cl A	55,020	520,030
ZTE, Cl H	373,200	763,422
		19,215,825
TOTAL CHINA		20,001,291

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares CICC China 5G & Semiconductor Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
HONG KONG — 7.9%
Information Technology — 7.9%
Hua Hong Semiconductor*	62,000	$263,631
Xiaomi, Cl B*	814,400	1,449,643
TOTAL HONG KONG		1,713,274
TOTAL COMMON STOCK (Cost $24,355,808)		21,714,565
TOTAL INVESTMENTS — 100.1% (Cost $24,355,808)		21,714,565
OTHER ASSETS LESS LIABILITIES — (0.1)%		(18,705)
NET ASSETS — 100%		$21,695,860

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

Cl — Class

As of March 31, 2022, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares CICC China Consumer Leaders Index ETF

	Shares	Value
COMMON STOCK — 100.1%‡
CHINA — 100.1%
Consumer Discretionary — 35.3%
ANTA Sports Products	141,600	$1,779,176
China Tourism Group Duty Free, Cl A	96,300	2,493,475
Ecovacs Robotics, Cl A	21,433	366,867
Gree Electric Appliances of Zhuhai, Cl A	439,300	2,235,219
Haidilao International Holding	113,000	221,631
Haier Smart Home, Cl A	455,200	1,656,420
Hangzhou Robam Appliances, Cl A	57,700	265,318
Li Ning	258,500	2,231,351
Midea Group, Cl A	441,965	3,968,432
Oppein Home Group, Cl A	18,900	348,341
Zhejiang Supor, Cl A	19,400	152,893
		15,719,123
Consumer Staples — 64.3%
Anhui Gujing Distillery, Cl A	18,200	491,289
China Mengniu Dairy	376,000	2,026,100
Chongqing Brewery, Cl A	24,236	409,387
Dali Foods Group	241,500	126,742
Foshan Haitian Flavouring & Food, Cl A	129,960	1,789,686
Henan Shuanghui Investment & Development, Cl A	112,435	514,699
Hengan International Group	73,500	339,748
Inner Mongolia Yili Industrial Group, Cl A	485,100	2,819,007
Jiangsu King’s Luck Brewery JSC, Cl A	62,600	415,157
Jiangsu Yanghe Brewery JSC, Cl A	63,817	1,363,479
Kweichow Moutai, Cl A	24,800	6,715,584
Luzhou Laojiao, Cl A	76,900	2,251,724
Muyuan Foods, Cl A	241,092	2,159,464
Shanxi Xinghuacun Fen Wine Factory, Cl A	53,200	2,136,179
Sichuan Swellfun, Cl A	23,800	308,818
Want Want China Holdings	551,000	509,390
Wuliangye Yibin, Cl A	173,900	4,247,717
		28,624,170

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares CICC China Consumer Leaders Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
Materials — 0.5%
Huafon Chemical, Cl A	162,800	$233,630
TOTAL CHINA		44,576,923
TOTAL COMMON STOCK (Cost $54,692,943)		44,576,923
TOTAL INVESTMENTS — 100.1% (Cost $54,692,943)		44,576,923
OTHER ASSETS LESS LIABILITIES — (0.1)%		(47,449)
NET ASSETS — 100%		$44,529,474

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

Cl — Class

JSC — Joint-Stock Company

As of March 31, 2022, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares SSE STAR Market 50 Index ETF

	Shares	Value
COMMON STOCK — 99.7%‡
CHINA — 99.7%
Consumer Discretionary — 5.6%
Autel Intelligent Technology, Cl A	169,644	$1,037,142
Beijing Roborock Technology, Cl A	16,740	1,461,325
Chengdu XGimi Technology, Cl A	9,522	558,276
Ninebot GDR*	39,849	274,884
Tianneng Battery Group, Cl A	67,186	341,111
		3,672,738
Health Care — 16.6%
Bloomage Biotechnology, Cl A	60,318	1,149,615
CanSino Biologics, Cl A	43,270	1,581,975
Changchun BCHT Biotechnology, Cl A	20,751	176,191
Micro-Tech Nanjing, Cl A	33,512	673,608
Qingdao Haier Biomedical, Cl A	99,610	1,120,359
Sansure Biotech, Cl A	75,397	530,669
Shandong Weigao Orthopaedic Device, Cl A	22,619	197,860
Shanghai Haohai Biological Technology, Cl A	25,974	395,046
Shanghai Junshi Biosciences, Cl A*	217,226	2,983,560
Shanghai Medicilon, Cl A	19,478	1,388,476
Shanghai MicroPort Endovascular MedTech Group, Cl A	22,612	742,893
		10,940,252
Industrials — 11.6%
Guangdong Jia Yuan Technology Shares, Cl A	101,601	1,462,692
Jiangsu GoodWe Power Supply Technology, Cl A	27,646	1,501,605
Ningbo Ronbay New Energy Technology, Cl A	168,926	3,443,928
Pylon Technologies, Cl A	29,187	554,765
Zhejiang HangKe Technology, Cl A	75,980	683,187
		7,646,177
Information Technology — 55.7%
3peak, Cl A	20,051	1,958,258
Advanced Micro-Fabrication Equipment China, Cl A*	154,877	2,841,075
Amlogic Shanghai, Cl A*	154,987	2,756,420

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares SSE STAR Market 50 Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
Information Technology (continued)
Arcsoft, Cl A	127,547	$580,864
Beijing Kingsoft Office Software, Cl A	115,861	3,425,037
Bestechnic Shanghai, Cl A	15,021	415,698
Cambricon Technologies, Cl A*	100,555	1,009,019
China Railway Signal & Communication, Cl A	1,625,005	1,139,124
China Resources Microelectronics, Cl A	165,886	1,431,228
DBAPP Security, Cl A	29,595	759,257
Everdisplay Optronics Shanghai, Cl A*	1,735,325	825,551
Montage Technology, Cl A	284,256	3,013,568
National Silicon Industry Group, Cl A*	512,758	1,771,362
OPT Machine Vision Tech, Cl A	15,490	450,076
Qi An Xin Technology Group, Cl A*	171,424	1,584,054
Raytron Technology, Cl A	167,759	1,190,785
Shanghai Bright Power Semiconductor, Cl A	11,708	350,644
Shanghai Friendess Electronic Technology, Cl A	18,827	890,650
Shenzhen Transsion Holdings, Cl A	151,113	2,275,943
Trina Solar, Cl A	519,746	4,822,394
Verisilicon Microelectronics Shanghai, Cl A*	155,560	1,200,499
Xinjiang Daqo New Energy, Cl A	133,045	1,150,607
Zhejiang Supcon Technology, Cl A	27,939	297,606
ZWSOFT Guangzhou, Cl A	11,690	416,694
		36,556,413
Materials — 10.2%
Cathay Biotech, Cl A	78,542	1,348,605
Jiangsu Cnano Technology, Cl A	116,730	2,660,953
Suzhou Nanomicro Technology, Cl A	22,627	281,586
Western Superconducting Technologies, Cl A	174,939	2,387,047
		6,678,191
TOTAL CHINA		65,493,771
TOTAL COMMON STOCK (Cost $77,752,485)		65,493,771
TOTAL INVESTMENTS — 99.7% (Cost $77,752,485)		65,493,771
OTHER ASSETS LESS LIABILITIES — 0.3%		180,378
NET ASSETS — 100%		$65,674,149

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

Cl — Class

GDR — Global Depositary Receipt

As of March 31, 2022, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Hang Seng TECH Index ETF

	Shares	Value
COMMON STOCK — 93.3%‡
CHINA — 78.1%
Communication Services — 27.8%
Baidu, Cl A*	6,450	$116,540
Bilibili, Cl Z*	2,880	79,581
China Literature*	14,000	58,368
Kingsoft	31,400	101,841
Kuaishou Technology, Cl B*	49,700	470,892
NetEase	14,500	266,249
Tencent Holdings	9,500	453,929
		1,547,400
Consumer Discretionary — 33.5%
Alibaba Group Holding*	38,100	545,370
Alibaba Health Information Technology*	150,000	97,300
Haier Smart Home, Cl H	73,200	237,881
JD Health International*	34,400	211,283
JD.com, Cl A*	8,910	266,214
Meituan, Cl B*	22,700	451,020
Ping An Healthcare and Technology*	10,600	27,883
Trip.com Group*	1,200	28,899
		1,865,850
Financials — 1.3%
ZhongAn Online P&C Insurance, Cl H*	20,900	71,255
Information Technology — 15.5%
AAC Technologies Holdings	23,000	55,742
BYD Electronic International	25,500	51,447
GDS Holdings, Cl A*	8,100	41,320
Kingdee International Software Group*	76,000	169,053
Lenovo Group	218,000	237,168
Ming Yuan Cloud Group Holdings	27,000	37,166
Sunny Optical Technology Group	17,100	275,342
		867,238
TOTAL CHINA		4,351,743

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Hang Seng TECH Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
HONG KONG — 15.2%
Consumer Discretionary — 3.0%
Li Auto, Cl A*	8,300	$111,601
XPeng, Cl A*	4,000	57,461
		169,062
Information Technology — 12.2%
ASM Pacific Technology	10,200	103,544
Hua Hong Semiconductor*	18,000	76,538
SenseTime Group, Cl B*	20,000	15,706
Xiaomi, Cl B*	270,200	480,960
		676,748
TOTAL HONG KONG		845,810
TOTAL COMMON STOCK (Cost $6,738,295)		5,197,553
TOTAL INVESTMENTS — 93.3% (Cost $6,738,295)		5,197,553
OTHER ASSETS LESS LIABILITIES — 6.7%		372,894
NET ASSETS — 100%		$5,570,447

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

Cl — Class

As of March 31, 2022, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares China Innovation ETF

	Shares	Value
EXCHANGE-TRADED FUNDS — 98.3%
KraneShares CICC China 5G and Semiconductor Index ETF*†	22,268	$433,558
KraneShares CSI China Internet ETF*†	26,641	759,535
KraneShares MSCI All China Health Care Index ETF†	29,905	696,487
KraneShares MSCI China Clean Technology Index ETF†	16,493	603,644
KraneShares SSE STAR Market 50 Index ETF*†	15,922	296,468
TOTAL EXCHANGE-TRADED FUNDS (Cost $3,542,264)		2,789,692
TOTAL INVESTMENTS — 98.3% (Cost $3,542,264)		2,789,692
OTHER ASSETS LESS LIABILITIES — 1.7%		47,885
NET ASSETS — 100%		$2,837,577

*       Non-income producing security.

†       Affiliated Investment.

As of March 31, 2022, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

Transactions with affiliated companies during the period ended March 31, 2022 are as follows:

Value of Shares Held as of 3/31/21	Purchase at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain(Loss)	Value of Shares Held as of 3/31/22	Balance of Shares Held as of 3/31/22	Dividend Income	Capital Gains Distributions
KraneShares CICC China 5G and Semiconductor Index ETF
$ —	$533,160	$(47,652)	$(55,554)	$3,604	$433,558	22,268	$—	$—
KraneShares CSI China Internet ETF
—	1,089,218	(42,035)	(329,683)	42,035	759,535	26,641	—	42,035
KraneShares MSCI All China Health Care Index ETF
—	941,518	(69,638)	(245,031)	69,638	696,487	29,905	2	69,638
KraneShares MSCI China Clean Technology Index ETF
—	711,723	(30,849)	(77,627)	397	603,644	16,493	2,170	—
KraneShares SSE STAR Market 50 Index ETF
—	352,001	(10,771)	(44,677)	(85)	296,468	15,922	—	—
	$3,627,620	$(200,945)	$(752,572)	$115,589	$2,789,692		$2,172	$111,673

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Global Carbon Transformation ETF

	Shares	Value
COMMON STOCK — 99.0%‡
AUSTRALIA — 3.4%
Materials — 3.4%
Fortescue Metals Group	5,838	$90,574
TOTAL AUSTRALIA		90,574

CANADA — 4.9%
Utilities — 4.9%
Atco, Cl I	2,322	79,808
Northland Power	1,600	53,237
TOTAL CANADA		133,045

FRANCE — 14.0%
Energy — 1.9%
TotalEnergies	1,014	51,932
Industrials — 5.0%
Rexel	3,758	81,243
Schneider Electric	316	53,499
		134,742
Materials — 3.1%
Air Liquide	466	82,399
Utilities — 4.0%
Engie	4,060	53,910
Veolia Environnement	1,656	53,599
		107,509
TOTAL FRANCE		376,582

GERMANY — 12.6%
Industrials — 2.6%
KION Group	318	21,229
Siemens Energy	2,176	50,166
		71,395

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Global Carbon Transformation ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Materials — 4.8%
Linde	258	$83,392
thyssenkrupp*	5,170	44,811
		128,203
Utilities — 5.2%
Encavis	2,758	58,335
RWE*	1,870	82,248
		140,583
TOTAL GERMANY		340,181

ITALY — 12.9%
Energy — 2.9%
Eni	5,334	78,898
Utilities — 10.0%
Enel	11,898	80,330
ERG	1,626	54,564
Hera	13,884	51,689
Snam	14,106	82,116
		268,699
TOTAL ITALY		347,597

JAPAN — 2.3%
Industrials — 2.3%
MINEBEA MITSUMI	1,400	31,074
Nidec	400	32,125
TOTAL JAPAN		63,199

NETHERLANDS — 1.0%
Materials — 1.0%
ArcelorMittal	846	27,580
TOTAL NETHERLANDS		27,580

NEW ZEALAND — 3.5%
Utilities — 3.5%
Contact Energy	16,576	93,965
TOTAL NEW ZEALAND		93,965

NORWAY — 5.0%
Energy — 0.6%
Equinor	418	15,833
Industrials — 4.4%
Aker, Cl A	778	72,070
NEL*	27,126	46,378
		118,448
TOTAL NORWAY		134,281

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Global Carbon Transformation ETF (continued)

	Shares	Value
COMMON STOCK (continued)
PORTUGAL — 2.0%
Utilities — 2.0%
EDP Renovaveis	2,120	$55,054
TOTAL PORTUGAL		55,054

SPAIN — 2.3%
Utilities — 2.3%
Grenergy Renovables*	1,604	60,858
TOTAL SPAIN		60,858

UNITED KINGDOM — 7.7%
Energy — 3.6%
Reliance Industries GDR	1,408	97,152
Materials — 2.1%
Anglo American	1,056	55,233
Utilities — 2.0%
SSE	2,356	54,239
TOTAL UNITED KINGDOM		206,624

UNITED STATES — 27.4%
Energy — 6.5%
Baker Hughes, Cl A	1,372	49,954
Cameco	1,970	57,327
New Fortress Energy, Cl A	737	31,404
Tellurian*	7,086	37,556
		176,241
Industrials — 9.5%
Chart Industries*	230	39,507
Jacobs Engineering Group	398	54,848
MasTec*	310	27,001
Plug Power*	1,905	54,502
Quanta Services	616	81,072
		256,930
Materials — 6.2%
Air Products and Chemicals	230	57,479
Freeport-McMoRan	1,140	56,704
Teck Resources, Cl B	1,324	53,476
		167,659

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KraneShares Global Carbon Transformation ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
Utilities — 5.2%
AES	2,338	$60,157
ReNew Energy Global, Cl A*	9,632	79,175
		139,332
TOTAL UNITED STATES		740,162
TOTAL COMMON STOCK (Cost $2,465,525)		2,669,702

FOREIGN COMMON STOCK — 0.9%
TOTAL FOREIGN COMMON STOCK (Cost $21,511)		23,802
TOTAL INVESTMENTS — 99.9% (Cost $2,487,036)		2,693,504
OTHER ASSETS LESS LIABILITIES — 0.1%		2,423
NET ASSETS — 100%		$2,695,927

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

Cl — Class

GDR — Global Depositary Receipt

As of March 31, 2022, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

The accompanying notes are an integral part of the financial statements.

Consolidated Schedule of Investments March 31, 2022

KraneShares Global Carbon Strategy ETF

	Shares	Value
EXCHANGE-TRADED FUND — 5.5%
Schwab Short-Term U.S. Treasury ETF‡	1,494,950	$74,059,823
TOTAL EXCHANGE-TRADED FUND (Cost $75,761,384)		74,059,823
U.S. TREASURY OBLIGATION(A) — 1.8%
United States Treasury Bills^(B) 0.060%, 07/14/2022	25,000,000	24,955,884
TOTAL U.S. TREASURY OBLIGATION (Cost $24,995,666)		24,955,884
TOTAL INVESTMENTS — 7.3% (Cost $100,757,050)		99,015,707
OTHER ASSETS LESS LIABILITIES — 92.7%		1,264,236,078
NET ASSETS — 100%		$1,363,251,785

A list of the open futures contracts held by the Fund at March 31, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
ICE ECX Emission 2022^	8,975	Dec-2022	$729,015,522	$763,727,803	$45,467,411
ICE ECX Emission 2023^	815	Dec-2023	70,193,314	70,948,418	1,649,992
UK Allowances 2022^	704	Dec-2022	65,985,192	70,233,153	5,020,662
CA Carbon Allowance 2022^	10,512	Dec-2022	317,967,360	326,818,080	8,850,720
CA Carbon Allowance 2023^	1,988	Dec-2023	66,262,761	65,365,440	(897,321)
Euro FX 2022^	1,000	Jun-2022	138,900,135	138,737,500	(162,635)
RGGI VINTAGE 2021^	5,260	Dec-2022	69,231,382	69,169,000	(62,382)
			$1,457,555,666	$1,504,999,394	$59,866,447

^      Security is held by the KFA Global Carbon Subsidiary, Ltd. as of March 31, 2022.

‡      For financial information on the Schwab Short-Term U.S. Treasury ETF, please go to the Securities Exchange Commission’s website at http://www.sec.gov.

(A)   The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(B)   Zero coupon security.

CA — California

ECX — European Climate Exchange

ETF — Exchange-Traded Fund

ICE — Intercontinental Exchange

RGGI — Regional Greenhouse Gas Initiative

UK — United Kingdom

As of March 31, 2022, all of the Fund’s investments and other financial instruments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.
The accompanying notes are an integral part of the financial statements.

Consolidated Schedule of Investments March 31, 2022

KraneShares European Carbon Allowance Strategy ETF

A list of the open futures contracts held by the Fund at March 31, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Euro FX^	26	Jun-2022	$3,612,883	$3,607,175	$(5,708)
ICE ECX Emission 2022^	340	Dec-2022	32,566,366	28,932,307	(3,205,606)
			$36,179,249	$32,539,482	$(3,211,314)

^      Security is held by the KraneShares European Carbon Allowance Subsidiary, Ltd. as of March 31, 2022.

ECX — European Climate Exchange

ICE — Intercontinental Exchange

As of March 31, 2022, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

The accompanying notes are an integral part of the financial statements.

Consolidated Schedule of Investments March 31, 2022

KraneShares California Carbon Allowance Strategy ETF

A list of the open futures contracts held by the Fund at March 31, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
CA Carbon Allowance 2022^	4,481	Dec-2022	$141,812,947	$139,314,290	$(2,498,657)

^      Security is held by the KraneShares California Carbon Allowance Subsidiary, Ltd. as of March 31, 2022.

CA — California

As of March 31, 2022, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

March 31, 2022

	KraneShares CICC China Leaders 100 Index ETF	KraneShares CSI China Internet ETF		KraneShares Bosera MSCI China A 50 Connect Index ETF
Assets:
Investments at Value	$10,073,474	$6,476,653,534	*	$558,924,137
Cash and Cash Equivalents	7,010	20,336,437		15,340,962
Foreign Currency at Value	5	—		14,161,677
Receivable for Capital Shares Sold	—	18,335,575		590,455
Dividend and Interest Receivable	—	1,324,883		—
Total Assets	10,080,489	6,516,650,429		589,017,231
Liabilities:
Payable for Investment Securities Purchased	—	49,597,691		—
Obligation to Return Securities Lending Collateral	—	224,051,873		—
Payable for Capital Shares Redeemed	—	12,612		29,317,986
Payable for Management Fees	5,757	3,375,689		303,892
Payable for Trustees’ Fee	30	21,793		1,951
Payable for Securities Lending Fees	—	31,587		—
Unrealized Depreciation on Spot Contracts	—	24,905		—
Total Liabilities	5,787	277,116,150		29,623,829
Net Assets	$10,074,702	$6,239,534,279		$559,393,402
Net Assets Consist of:
Paid-in Capital	$9,771,307	$11,860,886,969		$521,379,424
Total Distributable Earnings/(Loss)	303,395	(5,621,352,690)		38,013,978
Net Assets	$10,074,702	$6,239,534,279		$559,393,402
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	350,000	211,400,000		15,100,000
Net Asset Value, Offering and Redemption Price Per Share	$28.78	$29.52		$37.05
Cost of Investments	$9,785,649	$9,798,690,976		$616,341,845
Cost of Foreign Currency	5	—		14,113,287
*Includes Market Value of Securities on Loan	—	213,116,100		—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (continued)

March 31, 2022

	KraneShares Bloomberg China Bond Inclusion Index ETF	KraneShares MSCI All China Index ETF	KraneShares MSCI One Belt One Road Index ETF
Assets:
Investments at Value	$10,386,721	$16,168,859	$8,227,991
Cash and Cash Equivalents	1,074,173	27,047	42,594
Foreign Currency at Value	13,075	—	1,619
Receivable for Investment Securities Sold	1,936,013	—	—
Dividend and Interest Receivable	184,966	783	26,349
Reclaim Receivable	—	83	—
Total Assets	13,594,948	16,196,772	8,298,553
Liabilities:
Payable for Investment Securities Purchased	—	4,738	—
Payable for Management Fees	5,546	6,580	5,455
Unrealized Depreciation on Spot Contracts	3,332	—	6
Payable for Trustees’ Fee	39	53	27
Foreign Currency Payable at Value	—	4,732	—
Payable for Foreign Capital Gains Tax	—	—	3,377
Total Liabilities	8,917	16,103	8,865
Net Assets	$13,586,031	$16,180,669	$8,289,688
Net Assets Consist of:
Paid-in Capital	$13,359,035	$22,420,687	$11,215,506
Total Distributable Earnings/(Loss)	226,996	(6,240,018)	(2,925,818)
Net Assets	$13,586,031	$16,180,669	$8,289,688
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	400,000	650,000	300,002
Net Asset Value, Offering and Redemption Price Per Share	$33.97	$24.89	$27.63
Cost of Investments	$10,242,680	$22,491,947	$7,938,215
Cost of Foreign Currency	13,008	(4,756)	1,553

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (continued)

March 31, 2022

	KraneShares Emerging Markets Consumer Technology Index ETF		KraneShares MSCI China Clean Technology Index ETF	KraneShares Electric Vehicles and Future Mobility Index ETF
Assets:
Investments at Value	$56,085,045	*	$146,944,604	$311,034,965 *
Cash and Cash Equivalents	53,477		13,124	253,567
Foreign Currency at Value	139		22	—
Receivable for Capital Shares Sold	23,381		—	—
Dividend and Interest Receivable	44,403		—	326,899
Reclaim Receivable	6,247		—	110,960
Total Assets	56,212,692		146,957,750	311,726,391
Liabilities:
Obligation to Return Securities Lending Collateral	251,131		—	14,783,518
Payable for Capital Shares Redeemed	—		—	9,984
Payable for Management Fees	26,477		98,589	165,953
Payable for Securities Lending Fees	342		—	4,783
Payable for Trustees’ Fee	219		489	928
Foreign Currency Payable at Value	—		—	7
Total Liabilities	278,169		99,078	14,965,173
Net Assets	$55,934,523		$146,858,672	$296,761,218
Net Assets Consist of:
Paid-in Capital	$104,111,252		$187,955,431	$329,710,529
Total Distributable Loss	(48,176,729)		(41,096,759)	(32,949,311)
Net Assets	$55,934,523		$146,858,672	$296,761,218
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	3,100,002		4,000,002	7,500,002
Net Asset Value, Offering and Redemption Price Per Share	$18.04		$36.71	$39.57
Cost of Investments	$83,388,543		$177,581,473	$328,505,496
Cost of Foreign Currency	132		23	(7)
*Includes Market Value of Securities on Loan	239,165		—	14,296,267

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (continued)

March 31, 2022

	KraneShares MSCI All China Health Care Index ETF		KraneShares Asia Pacific High Income Bond ETF	KraneShares Emerging Markets Healthcare Index ETF
Assets:
Investments at Value	$137,282,584	*	$24,590,064	$2,475,805	*
Cash and Cash Equivalents	133,182		1,893,212	4,208
Foreign Currency at Value	63		—	2,685
Dividend and Interest Receivable	512		386,361	174
Receivable for Investment Securities Sold	—		1,104,170	6,265
Total Assets	137,416,341		27,973,807	2,489,137
Liabilities:
Payable for Investment Securities Purchased	—		1,421,856	2,684
Obligation to Return Securities Lending Collateral	535,245		—	4,375
Payable for Management Fees	69,701		16,711	1,611
Payable for Trustees’ Fee	359		99	7
Payable for Securities Lending Fees	51		—	14
Payable for Foreign Capital Gains Tax	—		—	11,611
Total Liabilities	605,356		1,438,666	20,302
Net Assets	$136,810,985		$26,535,141	$2,468,835
Net Assets Consist of:
Paid-in Capital	$196,558,911		$32,200,804	$3,761,145
Total Distributable Loss	(59,747,926)		(5,665,663)	(1,292,310)
Net Assets	$136,810,985		$26,535,141	$2,468,835
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	5,750,002		900,001	100,002
Net Asset Value, Offering and Redemption Price Per Share	$23.79		$29.48	$24.69
Cost of Investments	$178,223,021		$25,903,378	$3,262,428
Cost of Foreign Currency	63		—	3,327
*Includes Market Value of Securities on Loan	509,116		—	4,250

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (continued)

March 31, 2022

	KraneShares MSCI Emerging Markets ex China Index ETF	KraneShares MSCI China ESG Leaders Index ETF	KraneShares CICC China 5G & Semiconductor Index ETF
Assets:
Investments at Value	$32,540,354	$7,931,001	$21,714,565
Cash and Cash Equivalents	92,002	10,565	—
Foreign Currency at Value	2,350	—	—
Dividend and Interest Receivable	132,483	—	—
Reclaim Receivable	395	—	—
Unrealized Appreciation on Spot Contracts	1	—	85
Receivable for Investment Securities Sold	—	—	834,830
Total Assets	32,767,585	7,941,566	22,549,480
Liabilities:
Payable for Investment Securities Purchased	—	—	263,720
Payable for Foreign Capital Gains Tax	62,600	—	—
Payable for Management Fees	6,190	3,824	12,655
Payable for Trustees’ Fee	99	88	72
Payable to Custodian	—	—	577,173
Total Liabilities	68,889	3,912	853,620
Net Assets	$32,698,696	$7,937,654	$21,695,860
Net Assets Consist of:
Paid-in Capital	$33,403,875	$10,871,432	$33,862,384
Total Distributable Loss	(705,179)	(2,933,778)	(12,166,524)
Net Assets	$32,698,696	$7,937,654	$21,695,860
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	1,100,002	350,000	1,100,002
Net Asset Value, Offering and Redemption Price Per Share	$29.73	$22.68	$19.72
Cost of Investments	$33,068,373	$10,342,034	$24,355,808
Cost of Foreign Currency	2,285	—	—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (continued)

March 31, 2022

	KraneShares CICC China Consumer Leaders Index ETF	KraneShares SSE STAR Market 50 Index ETF	KraneShares Hang Seng TECH Index ETF
Assets:
Investments at Value	$44,576,923	$65,493,771	$5,197,553
Cash and Cash Equivalents	2,740,825	36,500	38,322
Foreign Currency at Value	—	196,183	—
Receivable for Investment Securities Sold	279,628	—	337,294
Receivable for Capital Shares Sold	—	—	25
Unrealized Appreciation on Spot Contracts	—	—	155
Total Assets	47,597,376	65,726,454	5,573,349
Liabilities:
Payable for Investment Securities Purchased	1,090,512	—	—
Payable for Capital Shares Redeemed	1,948,753	—	—
Payable for Management Fees	27,870	52,076	2,885
Unrealized Depreciation on Spot Contracts	611	—	—
Payable for Trustees’ Fee	156	229	17
Total Liabilities	3,067,902	52,305	2,902
Net Assets	$44,529,474	$65,674,149	$5,570,447
Net Assets Consist of:
Paid-in Capital	$64,368,149	$84,677,649	$7,728,841
Total Distributable Loss	(19,838,675)	(19,003,500)	(2,158,394)
Net Assets	$44,529,474	$65,674,149	$5,570,447
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	2,250,002	3,500,000	400,001
Net Asset Value, Offering and Redemption Price Per Share	$19.79	$18.76	$13.93
Cost of Investments	$54,692,943	$77,752,485	$6,738,295
Cost of Foreign Currency	—	195,621	—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (continued)

March 31, 2022

	KraneShares China Innovation ETF	KraneShares Global Carbon Transformation ETF
Assets:
Investments at Value	$2,789,692	$2,693,504
Cash and Cash Equivalents	348	1,160
Receivable for Capital Shares Sold	47,961	—
Dividend and Interest Receivable	—	3,087
Reclaim Receivable	—	112
Total Assets	2,838,001	2,697,863
Liabilities:
Payable for Investment Securities Purchased	—	977
Payable for Management Fees	418	945
Payable for Trustees’ Fee	6	14
Total Liabilities	424	1,936
Net Assets	$2,837,577	$2,695,927
Net Assets Consist of:
Paid-in Capital	$3,479,534	$2,500,050
Total Distributable Earnings/(Loss)	(641,957)	195,877
Net Assets	$2,837,577	$2,695,927
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	150,002	100,002
Net Asset Value, Offering and Redemption Price Per Share	$18.92	$26.96
Cost of Investments	$3,542,264	$2,487,036

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Consolidated Statements of Assets and Liabilities (concluded)

March 31, 2022

	KraneShares Global Carbon Strategy ETF(1)	KraneShares European Carbon Allowance Strategy ETF(2)	KraneShares California Carbon Allowance Strategy ETF(3)
Assets:
Investments at Value	$99,015,707	$—	$—
Cash and Cash Equivalents	848,873,920	22,554,346	115,343,534
Cash Collateral on Futures Contracts	308,015,396	—	25,335,885
Foreign Currency at Value	143,672,500	15,065,570	—
Prepaid Expenses	397,395	1,705	—
Total Assets	1,399,974,918	37,621,621	140,679,419
Liabilities:
Payable for Capital Shares Redeemed	10,019,882	—	—
Variation Margin Payable on Future Contracts	25,809,500	722,675	1,433,920
Payable for Management Fees	888,691	21,194	81,919
Payable for Trustees’ Fee	5,060	106	336
Cash Collateral Due From Broker on Futures Contracts	—	8,067,483	—
Other Accrued Expenses	—	—	14,096
Total Liabilities	36,723,133	8,811,458	1,530,271
Net Assets	$1,363,251,785	$28,810,163	$139,149,148
Net Assets Consist of:
Paid-in Capital	$1,183,481,244	$32,949,670	$143,868,048
Total Distributable Earnings/(Loss)	179,770,541	(4,139,507)	(4,718,900)
Net Assets	$1,363,251,785	$28,810,163	$139,149,148
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	29,300,000	1,000,006	5,400,002
Net Asset Value, Offering and Redemption Price Per Share	$46.53	$28.81	$25.77
Cost of Investments	$100,757,050	$—	$—
Cost of Foreign Currency	141,706,931	14,875,147	—

(1)    KraneShares Global Carbon Strategy ETF includes the account of the Fund’s Subsidiary, KFA Global Carbon Subsidiary, Ltd.

(2)    KraneShares European Carbon Allowance Strategy ETF includes the account of the Fund’s Subsidiary, KraneShares European Carbon Subsidiary, Ltd.

(3)    KraneShares California Carbon Allowance Strategy ETF includes the account of the Fund’s Subsidiary, KraneShares California Carbon Subsidiary, Ltd.

Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

Statements of Operations

For the Year Ended March 31, 2022

	KraneShares CICC China Leaders 100 Index ETF	KraneShares CSI China Internet ETF	KraneShares Bosera MSCI China A 50 Connect Index ETF
Investment Income:
Dividend Income	$373,905	$32,135,373	$13,186,561
Interest Income	9	1,539	506
Security Lending Income	—	3,419,311	—
Less: Foreign Taxes Withheld	(37,390)	(30,098)	(1,327,467)
Total Investment Income	336,524	35,526,125	11,859,600
Expenses:
Management Fees†	85,346	42,061,300	5,946,588
Trustees’ Fees	462	214,232	28,471
Security Lending Fees†	—	337,352	—
Insurance Expense	152	46,520	9,871
Total Expenses	85,960	42,659,404	5,984,930
Management Fee Waiver†	—	—	(1,524,777)
Net Expenses	85,960	42,659,404	4,460,153
Net Investment Income (Loss)	250,564	(7,133,279)	7,399,447
Net Realized Gain (Loss) on:
Investments	571,900	(1,972,555,122)	178,630,467
Foreign Currency Translations	(23,211)	(167,205)	254,938
Net Realized Gain (Loss) on Investments and Foreign Currency Translations	548,689	(1,972,722,327)	178,885,405
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(442,945)	(3,543,610,448)	(237,992,573)
Foreign Currency Translations	—	(168)	52,335
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(442,945)	(3,543,610,616)	(237,940,238)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Translations	105,744	(5,516,332,943)	(59,054,833)
Net Increase (Decrease) in Net Assets Resulting from Operations	$356,308	$(5,523,466,222)	$(51,655,386)

†       See Note 4 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (continued)

For the Year Ended March 31, 2022

	KraneShares Bloomberg China Bond Inclusion Index ETF	KraneShares MSCI All China Index ETF	KraneShares MSCI One Belt One Road Index ETF
Investment Income:
Dividend Income	$—	$455,206	$440,844
Interest Income	291,179	—	3
Less: Foreign Taxes Withheld	(22,415)	(31,000)	(46,647)
Total Investment Income	268,764	424,206	394,200
Expenses:
Management Fees†	91,087	145,804	78,708
Trustees’ Fees	486	781	369
Insurance Expense	145	274	107
Total Expenses	91,718	146,859	79,184
Management Fee Waiver†	(35,629)	(42,884)	—
Net Expenses	56,089	103,975	79,184
Net Investment Income	212,675	320,231	315,016
Net Realized Gain (Loss) on:
Investments	(2,920)	651,745	1,144,070
Foreign Currency Translations	183,141	(623)	(12,400)
Net Realized Gain on Investments and Foreign Currency Translations	180,221	651,122	1,131,670
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	144,041	(6,493,318)	(1,394,567)
Accrued Foreign Capital Gains Tax on Appreciated Securities	—	—	(2,114)
Foreign Currency Translations	98,370	25	15
Net Change in Unrealized Appreciation (Depreciation) on Investments, Accrued Foreign Capital Gains Tax on Appreciated Securities and Foreign Currency Translations	242,411	(6,493,293)	(1,396,666)
Net Realized and Unrealized Gain (Loss) on Investments, Accrued Foreign Capital Gains Tax on Appreciated Securities and Foreign Currency Translations	422,632	(5,842,171)	(264,996)
Net Increase (Decrease) in Net Assets Resulting from Operations	$635,307	$(5,521,940)	$50,020

†       See Note 4 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (continued)

For the Year Ended March 31, 2022

	KraneShares Emerging Markets Consumer Technology Index ETF	KraneShares MSCI China Clean Technology Index ETF	KraneShares Electric Vehicles and Future Mobility Index ETF
Investment Income:
Dividend Income	$398,750	$2,231,304	$2,223,197
Interest Income	38	38	37
Security Lending Income	71,906	—	357,555
Less: Foreign Taxes Withheld	(74,928)	(40,314)	(244,240)
Total Investment Income	395,766	2,191,028	2,336,549
Expenses:
Management Fees†	738,362	1,351,442	1,841,872
Trustees’ Fees	3,625	6,227	9,458
Security Lending Fees†	7,175	—	35,538
Insurance Expense	1,230	2,009	2,258
Total Expenses	750,392	1,359,678	1,889,126
Management Fee Waiver†	(189,325)	—	—
Net Expenses	561,067	1,359,678	1,889,126
Net Investment Income (Loss)	(165,301)	831,350	447,423
Net Realized Gain (Loss) on:
Investments	(19,228,299)	4,266,337	9,712,142
Foreign Currency Translations	(49,297)	(37,490)	(69,688)
Net Realized Gain (Loss) on Investments and Foreign Currency Translations	(19,277,596)	4,228,847	9,642,454
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(31,538,658)	(23,098,574)	(30,962,997)
Foreign Currency Translations	702	—	(8,358)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(31,537,956)	(23,098,574)	(30,971,355)
Net Realized and Unrealized Loss on Investments and Foreign Currency Translations	(50,815,552)	(18,869,727)	(21,328,901)
Net Decrease in Net Assets Resulting from Operations	$(50,980,853)	$(18,038,377)	$(20,881,478)

†       See Note 4 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (continued)

For the Year Ended March 31, 2022

	KraneShares MSCI All China Health Care Index ETF	KraneShares Asia Pacific High Income Bond ETF	KraneShares Emerging Markets Healthcare Index ETF
Investment Income:
Dividend Income	$1,287,965	$—	$38,146
Interest Income	42	1,135,736	3
Security Lending Income	20,539	—	9,832
Less: Foreign Taxes Withheld	(107,959)	478	(2,744)
Total Investment Income	1,200,587	1,136,214	45,237
Expenses:
Management Fees†	1,552,525	128,515	32,210
Trustees’ Fees	7,346	636	157
Security Lending Fees†	2,013	—	982
Insurance Expense	2,793	116	66
Total Expenses	1,564,677	129,267	33,415
Management Fee Waiver†	(278,657)	—	—
Net Expenses	1,286,020	129,267	33,415
Net Investment Income (Loss)	(85,433)	1,006,947	11,822
Net Realized Gain (Loss) on:
Investments	(1,417,847)	(3,985,978)	(170,112)
Foreign Currency Translations	20,678	—	(1,755)
Net Realized (Loss) on Investments and Foreign Currency Translations	(1,397,169)	(3,985,978)	(171,867)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(57,562,032)	(1,285,892)	(874,063)
Accrued Foreign Capital Gains Tax on Appreciated Securities	—	—	(5,069)
Foreign Currency Translations	—	—	393
Net Change in Unrealized Appreciation (Depreciation) on Investments, Accrued Foreign Capital Gains Tax on Appreciated Securities and Foreign Currency Translations	(57,562,032)	(1,285,892)	(878,739)
Net Realized and Unrealized Loss on Investments, Accrued Foreign Capital Gains Tax on Appreciated Securities and Foreign Currency Translations	(58,959,201)	(5,271,870)	(1,050,606)
Net Decrease in Net Assets Resulting from Operations	$(59,044,634)	$(4,264,923)	$(1,038,784)

†       See Note 4 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (continued)

For the Year Ended March 31, 2022

	KraneShares MSCI Emerging Markets ex China Index ETF	KraneShares MSCI China ESG Leaders Index ETF	KraneShares CICC China 5G & Semiconductor Index ETF
Investment Income:
Dividend Income	$941,397	$215,080	$761,518
Interest Income	34	—	70
Less: Foreign Taxes Withheld	(153,723)	(10,763)	(70,591)
Total Investment Income	787,708	204,317	690,997
Expenses:
Management Fees†	166,041	62,720	664,198
Trustees’ Fees	1,011	441	3,266
Insurance Expense	367	142	1,761
Total Expenses	167,419	63,303	669,225
Management Fee Waiver†	(100,197)	—	(119,214)
Net Expenses	67,222	63,303	550,011
Net Investment Income	720,486	141,014	140,986
Net Realized Gain (Loss) on:
Investments	356,927	(413,333)	(1,188,593)
Foreign Currency Translations	(21,271)	(634)	(43,774)
Net Realized Gain (Loss) on Investments and Foreign Currency Translations	335,656	(413,967)	(1,232,367)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(807,258)	(2,750,597)	2,466,799
Accrued Foreign Capital Gains Tax on Appreciated Securities	(43,528)	—	—
Foreign Currency Translations	(493)	—	648
Net Change in Unrealized Appreciation (Depreciation) on Investments, Accrued Foreign Capital Gains Tax on Appreciated Securities and Foreign Currency Translations	(851,279)	(2,750,597)	2,467,447
Net Realized and Unrealized Gain (Loss) on Investments, Accrued Foreign Capital Gains Tax on Appreciated Securities and Foreign Currency Translations	(515,623)	(3,164,564)	1,235,080
Net Increase (Decrease) in Net Assets Resulting from Operations	$204,863	$(3,023,550)	$1,376,066

†       See Note 4 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (continued)

For the Year or Period Ended March 31, 2022

	KraneShares CICC China Consumer Leaders Index ETF	KraneShares SSE STAR Market 50 Index ETF	KraneShares Hang Seng TECH Index ETF(1)
Investment Income:
Dividend Income	$758,126	$360,951	$22,120
Interest Income	44	4,083	—
Less: Foreign Taxes Withheld	(65,624)	(36,448)	(127)
Total Investment Income	692,546	328,586	21,993
Expenses:
Management Fees†	359,540	921,671	19,453
Trustees’ Fees	1,883	3,802	99
Insurance Expense	651	1,083	—
Total Expenses	362,074	926,556	19,552
Net Investment Income (Loss)	330,472	(597,970)	2,441
Net Realized Gain (Loss) on:
Investments	(7,136,966)	(5,626,711)	(619,962)
Foreign Currency Translations	(9,393)	17,210	(101)
Net Realized (Loss) on Investments and Foreign Currency Translations	(7,146,359)	(5,609,501)	(620,063)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(6,860,232)	(2,012,983)	(1,540,742)
Foreign Currency Translations	(426)	5,397	(30)
Net Change in Unrealized Depreciation on Investments and Foreign Currency Translations	(6,860,658)	(2,007,586)	(1,540,772)
Net Realized and Unrealized Loss on Investments and Foreign Currency Translations	(14,007,017)	(7,617,087)	(2,160,835)
Net Decrease in Net Assets Resulting from Operations	$(13,676,545)	$(8,215,057)	$(2,158,394)

†       See Note 4 in Notes to Financial Statements.

(1)    Commenced operations on June 8, 2021.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (continued)

For the Year or Period Ended March 31, 2022

	KraneShares China Innovation ETF(1)	KraneShares Global Carbon Transformation ETF(2)
Investment Income:
Dividend Income	$—	$3,424
Income Distributions Received from Affiliated Investments	2,172	—
Less: Foreign Taxes Withheld	—	(142)
Total Investment Income	2,172	3,282
Expenses:
Management Fees	2,819	945
Trustees’ Fees	41	14
Total Expenses	2,860	959
Net Investment Income (Loss)	(688)	2,323
Net Realized Gain on:
Investments	—	3,361
Affiliated Investments	3,916	—
Capital Gain Distributions Received From Affiliated Investments	111,673	—
Foreign Currency Translations	—	(16,282)
Net Realized Gain (Loss) on Investments, Affiliated Investments, Capital Gain Distributions Received From Affiliated Fund and Foreign Currency Translations	115,589	(12,921)
Net Change in Unrealized Appreciation on:
Investments	—	206,468
Affiliated Investments	(752,572)	—
Foreign Currency Translations	—	7
Net Change in Unrealized Appreciation (Depreciation) on Investments, Affiliated Investments and Foreign Currency Translations	(752,572)	206,475
Net Realized and Unrealized Gain (Loss) on Investments, Affiliated Investments, Capital Gain Distributions Received From Affiliated Investments and Foreign Currency Translations	(636,983)	193,554
Net Increase (Decrease) in Net Assets Resulting from Operations	$(637,671)	$195,877

(1)    Commenced operations on October 5, 2021.

(2)    Commenced operations on March 15, 2022.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Consolidated Statements of Operations (concluded)

For the Year or Period Ended March 31, 2022

	KraneShares Global Carbon Strategy ETF(1)	KraneShares European Carbon Allowance Strategy ETF(2)(3)	KraneShares California Carbon Allowance Strategy ETF(2)(4)
Investment Income:
Dividend Income	$100,172	$—	$—
Interest Income	19,065	23	1,208
Total Investment Income	119,237	23	1,208
Expenses:
Management Fees†	7,359,928	64,896	343,358
Trustees’ Fees	30,651	307	1,296
Insurance Expense	666	—	—
Broker Fees	808,165	7,350	57,420
Total Expenses	8,199,410	72,553	402,074
Net Investment Loss	(8,080,173)	(72,530)	(400,866)
Net Realized Gain (Loss) on:
Investments	16,087	—	—
Futures Contracts	234,073,572	(390,935)	(1,831,314)
Foreign Currency Translations	(40,244,990)	(655,151)	—
Net Realized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Translations	193,844,669	(1,046,086)	(1,831,314)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,728,593)	—	—
Futures Contracts	52,035,122	(3,211,314)	(2,498,657)
Foreign Currency Translations	2,031,504	190,423	—
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Foreign Currency Translations	52,338,033	(3,020,891)	(2,498,657)
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Translations	246,182,702	(4,066,977)	(4,329,971)
Net Increase (Decrease) in Net Assets Resulting from Operations	$238,102,529	$(4,139,507)	$(4,730,837)

†       See Note 4 in Notes to Financial Statements.

(1)    KraneShares Global Carbon Strategy ETF includes the account of the Fund’s Subsidiary, KFA Global Carbon Subsidiary, Ltd.

(2)    Commenced operations on October 4, 2021.

(3)    KraneShares European Carbon Allowance Strategy ETF includes the account of the Fund’s Subsidiary, KraneShares European Carbon Subsidiary, Ltd.

(4)    KraneShares California Carbon Allowance Strategy ETF includes the account of the Fund’s Subsidiary, KraneShares California Carbon Subsidiary, Ltd.

Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	KraneShares CICC China Leaders 100 Index ETF
	Year Ended March 31, 2022	Year Ended March 31, 2021
Operations:
Net Investment Income	$250,564	$339,599
Net Realized Gain on Investments and Foreign Currency Translations	548,689	1,039,339
Net Change in Unrealized Appreciation (Depreciation) on Investments	(442,945)	1,788,574
Net Increase in Net Assets Resulting from Operations	356,308	3,167,512
Distributions	(1,242,906)	(333,476)
Capital Share Transactions:(1)
Issued	3,147,630	1,577,028
Redeemed	(4,749,351)	(8,120,748)
Decrease in Net Assets from Capital Share Transactions	(1,601,721)	(6,543,720)
Total Decrease in Net Assets	(2,488,319)	(3,709,684)
Net Assets:
Beginning of Year	12,563,021	16,272,705
End of Year	$10,074,702	$12,563,021
Share Transactions:
Issued	100,000	50,000
Redeemed	(150,000)	(300,000)
Net Decrease in Shares Outstanding from Share Transactions	(50,000)	(250,000)

(1)    Includes transaction costs related to creations and redemptions.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares CSI China Internet ETF
	Year Ended March 31, 2022	Year Ended March 31, 2021
Operations:
Net Investment Loss	$(7,133,279)	$(12,142,438)
Net Realized Gain (Loss) on Investments and Foreign Currency Translations	(1,972,722,327)	759,673,198
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(3,543,610,616)	393,639,091
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,523,466,222)	1,141,169,851
Distributions	(455,309,639)	(10,272,264)
Capital Share Transactions:(1)
Issued	10,834,164,254	2,135,821,640
Redeemed	(2,278,114,147)	(1,918,097,016)
Increase in Net Assets from Capital Share Transactions	8,556,050,107	217,724,624
Total Increase in Net Assets	2,577,274,246	1,348,622,211
Net Assets:
Beginning of Year	3,662,260,033	2,313,637,822
End of Year	$6,239,534,279	$3,662,260,033
Share Transactions:
Issued	224,400,000	28,550,000
Redeemed	(61,450,000)	(31,300,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	162,950,000	(2,750,000)

(1)    Includes transaction costs related to creations and redemptions.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares Bosera MSCI China A 50 Connect Index ETF
	Year Ended March 31, 2022	Year Ended March 31, 2021
Operations:
Net Investment Income	$7,399,447	$5,153,808
Net Realized Gain on Investments and Foreign Currency Translations	178,885,405	30,694,994
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(237,940,238)	205,309,508
Net Increase (Decrease) in Net Assets Resulting from Operations	(51,655,386)	241,158,310
Distributions	(64,359,649)	(5,683,472)
Capital Share Transactions:(1)
Issued	91,859,183	161,140,212
Redeemed	(218,814,477)	(101,758,942)
Increase (Decrease) in Net Assets from Capital Share Transactions	(126,955,294)	59,381,270
Total Increase (Decrease) in Net Assets	(242,970,329)	294,856,108
Net Assets:
Beginning of Year	802,363,731	507,507,623
End of Year	$559,393,402	$802,363,731
Share Transactions:
Issued	2,050,000	3,850,000
Redeemed	(5,200,000)	(2,800,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(3,150,000)	1,050,000

(1)    Includes transaction costs related to creations and redemptions.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares Bloomberg China Bond Inclusion Index ETF
	Year Ended March 31, 2022	Year Ended March 31, 2021
Operations:
Net Investment Income	$212,675	$234,560
Net Realized Gain on Investments and Foreign Currency Translations	180,221	1,035,410
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	242,411	17,022
Net Increase in Net Assets Resulting from Operations	635,307	1,286,992
Distributions	(936,375)	(312,960)
Capital Share Transactions:(1)
Issued	1,752,884	1,637,962
Redeemed	—	(3,401,610)
Increase (Decrease) in Net Assets from Capital Share Transactions	1,752,884	(1,763,648)
Total Increase (Decrease) in Net Assets	1,451,816	(789,616)
Net Assets:
Beginning of Year	12,134,215	12,923,831
End of Year	$13,586,031	$12,134,215
Share Transactions:
Issued	50,000	50,000
Redeemed	—	(100,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	50,000	(50,000)

(1)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares MSCI All China Index ETF
	Year Ended March 31, 2022	Year Ended March 31, 2021
Operations:
Net Investment Income	$320,231	$59,652
Net Realized Gain on Investments and Foreign Currency Translations	651,122	614,212
Net Change in Unrealized Appreciation (Depreciation) on Investments	(6,493,293)	98,682
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,521,940)	772,546
Distributions	(928,865)	(69,738)
Capital Share Transactions:(1)
Issued	3,218,338	18,880,596
Redeemed	(2,988,805)	(4,240,586)
Increase in Net Assets from Capital Share Transactions	229,533	14,640,010
Total Increase (Decrease) in Net Assets	(6,221,272)	15,342,818
Net Assets:
Beginning of Year	22,401,941	7,059,123
End of Year	$16,180,669	$22,401,941
Share Transactions:
Issued	100,000	500,000
Redeemed	(100,000)	(150,000)
Net Increase in Shares Outstanding from Share Transactions	—	350,000

(1)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares MSCI One Belt One Road Index ETF
	Year Ended March 31, 2022	Year Ended March 31, 2021
Operations:
Net Investment Income	$315,016	$171,221
Net Realized Gain (Loss) on Investments and Foreign Currency Translations	1,131,670	(155,438)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Accrued Foreign Capital Gains Tax on Appreciated Securities and Foreign Currency Translations	(1,396,666)	3,961,375
Net Increase in Net Assets Resulting from Operations	50,020	3,977,158
Distributions	(297,852)	(164,798)
Capital Share Transactions:(1)
Issued	2,198	1,450,298
Redeemed	(1,563,737)	(2,268,750)
Decrease in Net Assets from Capital Share Transactions	(1,561,539)	(818,452)
Total Increase (Decrease) in Net Assets	(1,809,371)	2,993,908
Net Assets:
Beginning of Year	10,099,059	7,105,151
End of Year	$8,289,688	$10,099,059
Share Transactions:
Issued	—	50,000
Redeemed	(50,000)	(100,000)
Net Decrease in Shares Outstanding from Share Transactions	(50,000)	(50,000)

(1)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares Emerging Markets Consumer Technology Index ETF
	Year Ended March 31, 2022	Year Ended March 31, 2021
Operations:
Net Investment Income (Loss)	$(165,301)	$333,719
Net Realized Gain (Loss) on Investments and Foreign Currency Translations	(19,277,596)	21,093,998
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(31,537,956)	8,849,245
Net Increase (Decrease) in Net Assets Resulting from Operations	(50,980,853)	30,276,962
Distributions	(250,511)	(1,338,886)
Capital Share Transactions:(1)
Issued	37,293,138	173,316,041
Redeemed	(40,731,527)	(114,134,410)
Increase (Decrease) in Net Assets from Capital Share Transactions	(3,438,389)	59,181,631
Total Increase (Decrease) in Net Assets	(54,669,753)	88,119,707
Net Assets:
Beginning of Year	110,604,276	22,484,569
End of Year	$55,934,523	$110,604,276
Share Transactions:
Issued	1,350,000	6,050,000
Redeemed	(1,700,000)	(3,750,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(350,000)	2,300,000

(1)    Includes transaction costs related to creations and redemptions.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares MSCI China Clean Technology Index ETF
	Year Ended March 31, 2022	Year Ended March 31, 2021
Operations:
Net Investment Income (Loss)	$831,350	$(316,873)
Net Realized Gain (Loss) on Investments and Foreign Currency Translations	4,228,847	(11,476,325)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(23,098,574)	(7,419,214)
Net Decrease in Net Assets Resulting from Operations	(18,038,377)	(19,212,412)
Distributions	(757,516)	(3,785)
Capital Share Transactions:(1)
Issued	56,347,141	193,801,449
Redeemed	(31,865,907)	(35,072,442)
Increase in Net Assets from Capital Share Transactions	24,481,234	158,729,007
Total Increase in Net Assets	5,685,341	139,512,810
Net Assets:
Beginning of Year	141,173,331	1,660,521
End of Year	$146,858,672	$141,173,331
Share Transactions:
Issued	1,250,000	4,250,000
Redeemed	(750,000)	(850,000)
Net Increase in Shares Outstanding from Share Transactions	500,000	3,400,000

(1)    Includes transaction costs related to creations and redemptions.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares Electric Vehicles and Future Mobility Index ETF
	Year Ended March 31, 2022	Year Ended March 31, 2021
Operations:
Net Investment Income	$447,423	$135,260
Net Realized Gain on Investments and Foreign Currency Translations	9,642,454	5,179,406
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(30,971,355)	17,031,883
Net Increase (Decrease) in Net Assets Resulting from Operations	(20,881,478)	22,346,549
Distributions	(21,884,257)	(132,013)
Capital Share Transactions:(1)
Issued	161,175,495	161,319,449
Redeemed	(20,218,326)	(2,079,774)
Increase in Net Assets from Capital Share Transactions	140,957,169	159,239,675
Total Increase in Net Assets	98,191,434	181,454,211
Net Assets:
Beginning of Year	198,569,784	17,115,573
End of Year	$296,761,218	$198,569,784
Share Transactions:
Issued	3,300,000	3,900,000
Redeemed	(500,000)	(100,000)
Net Increase in Shares Outstanding from Share Transactions	2,800,000	3,800,000

(1)    Includes transaction costs related to creations and redemptions.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares MSCI All China Health Care Index ETF
	Year Ended March 31, 2022	Year Ended March 31, 2021
Operations:
Net Investment Loss	$(85,433)	$(327,975)
Net Realized Gain (Loss) on Investments and Foreign Currency Translations	(1,397,169)	14,211,466
Net Change in Unrealized Appreciation (Depreciation) on Investments	(57,562,032)	14,169,467
Net Increase (Decrease) in Net Assets Resulting from Operations	(59,044,634)	28,052,958
Distributions	(21,078,396)	(469)
Capital Share Transactions:(1)
Issued	44,149,338	180,686,733
Redeemed	(41,679,374)	(26,384,777)
Increase in Net Assets from Capital Share Transactions	2,469,964	154,301,956
Total Increase (Decrease) in Net Assets	(77,653,066)	182,354,445
Net Assets:
Beginning of Year	214,464,051	32,109,606
End of Year	$136,810,985	$214,464,051
Share Transactions:
Issued	1,300,000	4,950,000
Redeemed	(1,150,000)	(700,000)
Net Increase in Shares Outstanding from Share Transactions	150,000	4,250,000

(1)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares Asia Pacific High Income Bond ETF
	Year Ended March 31, 2022	Year Ended March 31, 2021
Operations:
Net Investment Income	$1,006,947	$540,988
Net Realized Loss on Investments	(3,985,978)	(205,922)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,285,892)	905,654
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,264,923)	1,240,720
Distributions	(1,214,239)	(688,389)
Return of Capital	(192,065)	—
Capital Share Transactions:(1)
Issued	29,733,209	1,959,913
Redeemed	(7,312,822)	(3,923,289)
Increase (Decrease) in Net Assets from Capital Share Transactions	22,420,387	(1,963,376)
Total Increase (Decrease) in Net Assets	16,749,160	(1,411,045)
Net Assets:
Beginning of Year	9,785,981	11,197,026
End of Year	$26,535,141	$9,785,981
Share Transactions:
Issued	900,000	50,000
Redeemed	(250,000)	(100,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	650,000	(50,000)

(1)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares Emerging Markets Healthcare Index ETF
	Year Ended March 31, 2022	Year Ended March 31, 2021
Operations:
Net Investment Income (Loss)	$11,822	$(1,726)
Net Realized Gain (Loss) on Investments and Foreign Currency Translations	(171,867)	273,950
Net Change in Unrealized Appreciation (Depreciation) on Investments, Accrued Foreign Capital Gains Tax on Appreciated Securities and Foreign Currency Translations	(878,739)	83,915
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,038,784)	356,139
Distributions	(10,783)	(820)
Capital Share Transactions:(1)
Issued	2,217	5,219,345
Redeemed	(1,492,577)	(1,608,536)
Increase (Decrease) in Net Assets from Capital Share Transactions	(1,490,360)	3,610,809
Total Increase (Decrease) in Net Assets	(2,539,927)	3,966,128
Net Assets:
Beginning of Year	5,008,762	1,042,634
End of Year	$2,468,835	$5,008,762
Share Transactions:
Issued	—	150,000
Redeemed	(50,000)	(50,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(50,000)	100,000

(1)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares MSCI Emerging Markets ex China Index ETF
	Year Ended March 31, 2022	Year Ended March 31, 2021
Operations:
Net Investment Income	$720,486	$126,665
Net Realized Gain on Investments and Foreign Currency Translations	335,656	301,212
Net Change in Unrealized Appreciation (Depreciation) on Investments, Accrued Foreign Capital Gains Tax on Appreciated Securities and Foreign Currency Translations	(851,279)	882,805
Net Increase in Net Assets Resulting from Operations	204,863	1,310,682
Distributions	(1,341,512)	(49,799)
Capital Share Transactions:(1)
Issued	9,310,517	27,889,564
Redeemed	(6,466,320)	—
Increase in Net Assets from Capital Share Transactions	2,844,197	27,889,564
Total Increase in Net Assets	1,707,548	29,150,447
Net Assets:
Beginning of Year	30,991,148	1,840,701
End of Year	$32,698,696	$30,991,148
Share Transactions:
Issued	300,000	900,000
Redeemed	(200,000)	—
Net Increase in Shares Outstanding from Share Transactions	100,000	900,000

(1)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares MSCI China ESG Leaders Index ETF
	Year Ended March 31, 2022	Period Ended March 31, 2021(1)
Operations:
Net Investment Income (Loss)	$141,014	$(13,529)
Net Realized Gain (Loss) on Investments and Foreign Currency Translations	(413,967)	73,451
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,750,597)	339,564
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,023,550)	399,486
Distributions	(219,611)	(30,223)
Capital Share Transactions:(2)
Issued	2,806	12,469,264
Redeemed	(1,660,518)	—
Increase (Decrease) in Net Assets from Capital Share Transactions	(1,657,712)	12,469,264
Total Increase (Decrease) in Net Assets	(4,900,873)	12,838,527
Net Assets:
Beginning of Year/Period	12,838,527	—
End of Year/Period	$7,937,654	$12,838,527
Share Transactions:
Issued	—	400,000
Redeemed	(50,000)	—
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(50,000)	400,000

(1)    Commenced operations on July 28, 2020.

(2)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares CICC China 5G & Semiconductor Index ETF
	Year Ended March 31, 2022	Period Ended March 31, 2021(1)
Operations:
Net Investment Income (Loss)	$140,986	$(290,882)
Net Realized Loss on Investments and Foreign Currency Translations	(1,232,367)	(8,532,575)
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,467,447	(5,108,667)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,376,066	(13,932,124)
Capital Share Transactions:(2)
Issued	7,848,791	165,052,118
Redeemed	(106,409,148)	(32,239,843)
Increase (Decrease) in Net Assets from Capital Share Transactions	(98,560,357)	132,812,275
Total Increase (Decrease) in Net Assets	(97,184,291)	118,880,151
Net Assets:
Beginning of Year/Period	118,880,151	—
End of Year/Period	$21,695,860	$118,880,151
Share Transactions:
Issued	300,000	6,550,002
Redeemed	(4,350,000)	(1,400,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(4,050,000)	5,150,002

(1)    Commenced operations on November 23, 2020.

(2)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares CICC China Consumer Leaders Index ETF
	Year Ended March 31, 2022	Period Ended March 31, 2021(1)
Operations:
Net Investment Income (Loss)	$330,472	$(63,121)
Net Realized Loss on Investments and Foreign Currency Translations	(7,146,359)	(2,577,536)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(6,860,658)	(3,255,528)
Net Decrease in Net Assets Resulting from Operations	(13,676,545)	(5,896,185)
Distributions	(267,348)	—
Capital Share Transactions:(2)
Issued	19,432,252	68,243,083
Redeemed	(15,178,158)	(8,127,625)
Increase in Net Assets from Capital Share Transactions	4,254,094	60,115,458
Total Increase (Decrease) in Net Assets	(9,689,799)	54,219,273
Net Assets:
Beginning of Year/Period	54,219,273	—
End of Year/Period	$44,529,474	$54,219,273
Share Transactions:
Issued	800,000	2,400,002
Redeemed	(650,000)	(300,000)
Net Increase in Shares Outstanding from Share Transactions	150,000	2,100,002

(1)    Commenced operations on December 8, 2020.

(2)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares SSE STAR Market 50 Index ETF
	Year Ended March 31, 2022	Period Ended March 31, 2021(1)
Operations:
Net Investment Loss	$(597,970)	$(84,299)
Net Realized Loss on Investments and Foreign Currency Translations	(5,609,501)	(1,169,473)
Net Change in Unrealized Depreciation on Investments and Foreign Currency Translations	(2,007,586)	(10,248,557)
Net Decrease in Net Assets Resulting from Operations	(8,215,057)	(11,502,329)
Capital Share Transactions:(2)
Issued	25,541,153	105,224,088
Redeemed	(45,373,706)	—
Increase (Decrease) in Net Assets from Capital Share Transactions	(19,832,553)	105,224,088
Total Increase (Decrease) in Net Assets	(28,047,610)	93,721,759
Net Assets:
Beginning of Year/Period	93,721,759	—
End of Year/Period	$65,674,149	$93,721,759
Share Transactions:
Issued	1,000,000	4,450,000
Redeemed	(1,950,000)	—
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(950,000)	4,450,000

(1)    Commenced operations on January 26, 2021.

(2)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares Hang Seng TECH Index ETF	KraneShares China Innovation ETF	KraneShares Global Carbon Transformation ETF
	Period Ended March 31, 2022(1)	Period Ended March 31, 2022(2)	Period Ended March 31, 2022(3)
Operations:
Net Investment Income (Loss)	$2,441	$(688)	$2,323
Net Realized Gain (Loss) on Investments, Affiliated Investments and Foreign Currency Translations	(620,063)	115,589	(12,921)
Net Unrealized Appreciation (Depreciation) on Investments, Affiliated Investments and Foreign Currency Translations	(1,540,772)	(752,572)	206,475
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,158,394)	(637,671)	195,877
Distributions	—	(4,286)	—
Capital Share Transactions:(4)
Issued	7,728,841	3,479,534	2,500,050
Increase in Net Assets from Capital Share Transactions	7,728,841	3,479,534	2,500,050
Total Increase in Net Assets	5,570,447	2,837,577	2,695,927
Net Assets:
Beginning of Period	—	—	—
End of Period	$5,570,447	$2,837,577	$2,695,927
Share Transactions:
Issued	400,001	150,002	100,002
Net Increase in Shares Outstanding from Share Transactions	400,001	150,002	100,002

(1)    Commenced operations on June 8, 2021.

(2)    Commenced operations on October 5, 2021.

(3)    Commenced operations on March 15, 2022.

(4)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Consolidated Statements of Changes in Net Assets (continued)

	KraneShares Global Carbon Strategy ETF(1)
	Year Ended March 31, 2022	Period Ended March 31, 2021(2)
Operations:
Net Investment Loss	$(8,080,173)	$(90,649)
Net Realized Gain on Investments, Futures Contracts and Foreign Currency Translations	193,844,669	183,582
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Foreign Currency Translations	52,338,033	7,750,767
Net Increase in Net Assets Resulting from Operations	238,102,529	7,843,700
Distributions	(7,929,920)	—
Capital Share Transactions:(3)
Issued	1,640,898,191	85,857,210
Redeemed	(601,519,925)	—
Increase in Net Assets from Capital Share Transactions	1,039,378,266	85,857,210
Total Increase in Net Assets	1,269,550,875	93,700,910
Net Assets:
Beginning of Year/Period	93,700,910	—
End of Year/Period	$1,363,251,785	$93,700,910
Share Transactions:
Issued	40,500,000	3,300,000
Redeemed	(14,500,000)	—
Net Increase in Shares Outstanding from Share Transactions	26,000,000	3,300,000

(1)    KraneShares Global Carbon Strategy ETF includes the account of the Fund’s Subsidiary, KFA Global Carbon Subsidiary, Ltd.

(2)    Commenced operations on July 29, 2020.

(3)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Consolidated Statements of Changes in Net Assets (concluded)

	KraneShares European Carbon Allowance Strategy ETF(1)	KraneShares California Carbon Allowance Strategy ETF(2)
	Period Ended March 31, 2022(3)	Period Ended March 31, 2022(3)
Operations:
Net Investment Loss	$(72,530)	$(400,866)
Net Realized Loss on Futures and Foreign Currency Translations	(1,046,086)	(1,831,314)
Net Change in Unrealized Appreciation (Depreciation) on Futures and Foreign Currency Translations	(3,020,891)	(2,498,657)
Net Decrease in Net Assets Resulting from Operations	(4,139,507)	(4,730,837)
Capital Share Transactions:(4)
Issued	37,462,344	143,880,285
Redeemed	(4,512,674)	(300)
Increase in Net Assets from Capital Share Transactions	32,949,670	143,879,985
Total Increase in Net Assets	28,810,163	139,149,148
Net Assets:
Beginning of Period	—	—
End of Period	$28,810,163	$139,149,148
Share Transactions:
Issued	1,150,006	5,400,002
Redeemed	(150,000)	—
Net Increase in Shares Outstanding from Share Transactions	1,000,006	5,400,002

(1)    KraneShares European Carbon Allowance Strategy ETF includes the account of the Fund’s Subsidiary, KraneShares European Carbon Subsidiary, Ltd.

(2)    KraneShares California Carbon Allowance Strategy ETF includes the account of the Fund’s Subsidiary, KraneShares California Carbon Subsidiary, Ltd.

(3)    Commenced operations on October 4, 2021.

(4)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Selected Per Share Data & Ratios

For the Years/Periods Ended March 31 (unless otherwise indicated)

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)
KraneShares CICC China Leaders 100 Index ETF(1)
2022	31.41	0.62	0.30	0.92	(0.63)	(2.92)	—
2021	25.03	0.80	6.41	7.21	(0.83)	—	—
2020	28.00	0.06	(2.98)	(2.92)	(0.05)	—	—
2019	33.88	0.66	(2.09)	(1.43)	(0.68)	(3.77)	—
2018(2)	34.06	0.24	7.22	7.46	(0.30)	(7.34)	—
KraneShares CSI China Internet ETF
2022	75.59	(0.05)	(43.44)	(43.49)	—	(2.58)	—
2021	45.19	(0.28)	30.90	30.62	(0.22)	—	—
2020	47.04	(0.02)	(1.79)	(1.81)	(0.04)	—	—
2019	61.11	0.10	(12.90)	(12.80)	(0.01)	(1.26)	—
2018(2)	42.21	(0.19)	19.43	19.24	(0.34)	—	—
KraneShares Bosera MSCI China A 50 Connect Index ETF(4)
2022	43.97	0.43	(3.41)	(2.98)	(0.49)	(3.45)	—
2021	29.51	0.30	14.46	14.76	(0.30)	—	—
2020	31.88	0.47	(2.34)	(1.87)	(0.50)	—	—
2019	34.47	0.60	(2.27)	(1.67)	(0.52)	(0.40)	—
2018(2)	28.38	0.21	6.22	6.43	(0.18)	(0.16)	—
KraneShares Bloomberg China Bond Inclusion Index ETF(5)
2022	34.67	0.55	1.12	1.67	(2.37)	—	—
2021	32.31	0.60	2.57	3.17	(0.81)	—	—
2020	34.22	0.81	(1.75)	(0.94)	—	—	(0.97)
2019	37.23	1.31	(2.29)	(0.98)	(1.95)	—	(0.08)
2018(2)	32.82	1.07	3.34	4.41	—	—	—

*         Per share data calculated using average shares method.

**       Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.

^        The ratios of expenses and net investment income/(loss) to Average Net Assets reflect the expenses and net investment income/(loss), respectively, for the year/period as reported in the Statements of Operations and do not reflect the Fund’s proportionate share of the income and expenses of the money market funds.

~         During the periods, certain fees were waived. (See Note 4 in the Notes to Financial Statements).

(1)      Effective November 1, 2018, the KraneShares Zacks New China ETF was renamed the KraneShares CICC China Leaders 100 Index ETF.

(2)      March 29, 2018 represents the last business day of the Fund’s reporting period in 2018.

The accompanying notes are an integral part of the financial statements.

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)~		Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)~	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover (%)

(3.55)	28.78	2.77	10,075	0.68		0.68	2.00	167
(0.83)	31.41	28.90	12,563	0.69		0.69	2.68	143
(0.05)	25.03	(10.45)	16,273	0.69		0.69	0.23	126
(4.45)	28.00	(0.62)	2,800	0.70		0.70	2.21	181
(7.64)	33.88	22.57	5,082	0.71		0.71	0.64	105

(2.58)	29.52	(57.99)	6,239,534	0.69	(3)	0.69	(0.12)	60
(0.22)	75.59	67.77	3,662,260	0.70	(3)	0.70	(0.39)	89
(0.04)	45.19	(3.85)	2,313,638	0.73	(3)	0.73	(0.05)	33
(1.27)	47.04	(20.44)	2,074,505	0.75	(3)	0.76	0.20	70
(0.34)	61.11	45.62	1,628,622	0.70		0.70	(0.33)	29

(3.94)	37.05	(7.96)	559,393	0.59		0.79	0.97	89
(0.30)	43.97	50.00	802,364	0.59		0.79	0.74	35
(0.50)	29.51	(5.98)	507,508	0.59		0.80	1.52	91
(0.92)	31.88	(4.01)	604,035	0.60		0.80	2.05	106
(0.34)	34.47	22.68	353,324	0.60		0.80	0.61	52

(2.37)	33.97	4.89	13,586	0.42		0.68	1.59	159
(0.81)	34.67	9.91	12,134	0.57^		0.69^	1.80^	—
(0.97)	32.31	(2.75)	12,924	0.57^		0.70^	2.46^	—
(2.03)	34.22	(2.52)	18,822	0.58^		0.70^	3.76^	—
—	37.23	13.44	13,030	0.77^	(6)	0.89^	3.10^	—

(3)      During the years ended March 31, 2022, 2021, 2020, and 2019 the Fund participated in securities lending, generating $3,419,311, $3,716,046, $5,794,534, and $9,746,130, respectively, in security lending income. The expense ratios include $337,352, $376,498, $579,613, and $968,632, respectively, in security lending fees paid to the Adviser. Had these fees been excluded, the expense ratios would have been 0.68%, 0.69%, 0,69%, and 0.69%, respectively.

(4)      Effective January 5, 2022, the KraneShares Bosera MSCI China A Share ETF was renamed the KraneShares Bosera MSCI China A 50 Connect Index ETF.

(5)      Effective June 4, 2021, the KraneShares E Fund China Commercial Paper ETF changed its name to KraneShares Bloomberg China Bond Inclusion Index ETF.

(6)      The expenses during the year include a one-time, non-recurring expense. Had this expense not been included, the expense ratio for the period would have been 0.59%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights (continued)

Selected Per Share Data & Ratios

For the Years/Periods Ended March 31 (unless otherwise indicated)

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)
KraneShares MSCI All China Index ETF
2022	34.46	0.47	(8.71)	(8.24)	(0.40)	(0.93)	—
2021	23.53	0.22	11.06	11.28	(0.35)	—	—
2020	25.48	0.36	(1.93)	(1.57)	(0.38)	—	—
2019	26.96	0.18	(1.23)	(1.05)	(0.43)	—	—
2018(1)	22.56	0.45	4.28	4.73	(0.33)	—	—
KraneShares MSCI One Belt One Road Index ETF
2022	28.85	0.95	(1.18)	(0.23)	(0.99)	—	—
2021	17.76	0.48	11.16	11.64	(0.55)	—	—
2020	23.69	0.70	(5.58)	(4.88)	(1.05)	—	—
2019	25.64	0.48	(1.82)	(1.34)	(0.61)	—	—
2018(1)(2)	25.00	0.08	0.59 (3)	0.67	(0.03)	—	—
KraneShares Emerging Markets Consumer Technology Index ETF
2022	32.06	(0.05)	(13.90)	(13.95)	(0.01)	(0.06)	—
2021	19.55	0.11	13.14	13.25	(0.74)	—	—
2020	22.94	0.10	(3.07)	(2.97)	(0.42)	—	—
2019	26.48	—	(3.54)	(3.54)	—	—	—
2018(1)(5)	25.00	(0.03)	1.51 (3)	1.48	—	—	—
KraneShares MSCI China Clean Technology Index ETF(6)
2022	40.34	0.21	(3.65)	(3.44)	(0.19)	—	—
2021	16.60	(0.28)	24.02	23.74	—#	—	—
2020	20.28	0.70	(3.29)	(2.59)	(1.09)	—	—
2019	23.86	0.39	(3.61)	(3.22)	(0.36)	—	—
2018(1)(7)	25.00	(0.09)	(1.05)	(1.14)	—	—	—
KraneShares Electric Vehicles and Future Mobility Index ETF
2022	42.25	0.08	0.39 (3)	0.47	(0.52)	(2.63)	—
2021	19.02	0.08	23.21	23.29	(0.06)	—	—
2020	20.64	0.33	(1.51)	(1.18)	(0.44)	—	—
2019	23.30	0.21	(2.62)	(2.41)	(0.25)	—	—
2018(1)(8)	25.00	0.02	(1.72)	(1.70)	—	—	—
*         Per share data calculated using average shares method.

**       Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.

†         Annualized.

††       Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.

^        The ratios of expenses and net investment income/(loss) to Average Net Assets reflect the expenses and net investment income/(loss), respectively, for the year/period as reported in the Statements of Operations and do not reflect the Fund’s proportionate share of the income and expenses from investments in other investment companies.

#         Amount represents less than $0.005 per share.

~         During the periods, certain fees were waived. (See Note 4 in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)~		Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)~		Ratio of Net Investment Income (Loss) to Average Net Assets (%)		Portfolio Turnover (%)

(1.33)	24.89	(24.35)	16,181	0.48		0.68		1.49		18
(0.35)	34.46	47.97	22,402	0.49		0.69		0.67		45
(0.38)	23.53	(6.30)	7,059	0.49		0.69		1.47		7
(0.43)	25.48	(3.52)	6,370	0.67		0.69		0.74		62
(0.33)	26.96	20.99	2,696	0.63^		0.72^		1.75^		3

(0.99)	27.63	(1.11)	8,290	0.78		0.78		3.12		36
(0.55)	28.85	65.82	10,099	0.79		0.79		2.07		39
(1.05)	17.76	(21.78)	7,105	0.80		0.80		3.03		30
(0.61)	23.69	(4.94)	21,322	0.79		0.79		2.05		72
(0.03)	25.64	2.67	32,048	0.79^	†(4)	0.80^	†	0.52^	†	1	††

(0.07)	18.04	(43.57)	55,935	0.59		0.79		(0.17)		97
(0.74)	32.06	67.85	110,604	0.59		0.79		0.36		112
(0.42)	19.55	(13.29)	22,485	0.81		0.81		0.46		56
—	22.94	(13.37)	28,680	0.80		0.80		(0.02)		119
—	26.48	5.92	23,828	0.79	†(4)	0.79	†	(0.23	)†	0	††

(0.19)	36.71	(8.61)	146,859	0.78		0.78		0.48		62
—	40.34	143.03	141,173	0.78		0.78		(0.65)		164
(1.09)	16.60	(13.17)	1,661	0.79		0.79		3.81		53
(0.36)	20.28	(13.28)	4,056	0.79		0.80		1.92		147
—	23.86	(4.56)	7,158	0.78	†(4)	0.79	†	(0.78	)†	36	††

(3.15)	39.57	0.04	296,761	0.70		0.70		0.17		114
(0.06)	42.25	122.46	198,570	0.70		0.70		0.21		81
(0.44)	19.02	(6.15)	17,116	0.72		0.72		1.57		53
(0.25)	20.64	(10.19)	33,026	0.70		0.70		0.98		74
—	23.30	(6.80)	26,798	0.70	†(9)	0.70	†	0.43	†	18	††

(1)      March 29, 2018 represents the last business day of the Fund’s reporting period in 2018.

(2)      The Fund commenced operations on September 7, 2017.

(3)      Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)      The expense ratio includes interest expense. Had this expense been excluded, the ratio would have been 0.78%.

(5)      The Fund commenced operations on October 11, 2017.

(6)      Effective March 19, 2021, the KraneShares MSCI China Environment Index ETF was renamed the KraneShares MSCI China Clean Technology Index ETF.

(7)      The Fund commenced operations on October 12, 2017.

(8)      The Fund commenced operations on January 18, 2018.

(9)      The expense ratio includes interest expense. Had this expense been excluded, the ratio would have been 0.69%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights (continued)

Selected Per Share Data & Ratios

For the Years/Periods Ended March 31 (unless otherwise indicated)

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)
KraneShares MSCI All China Health Care Index ETF
2022	38.30	(0.02)	(10.44)	(10.46)	—	(4.05)	—
2021	23.78	(0.09)	14.61	14.52	—#	—	—
2020	22.29	0.07	1.48	1.55	(0.06)	—	—
2019	26.65	0.02	(4.30)	(4.28)	(0.04)	(0.04)	—
2018(1)(2)	25.00	(0.03)	1.68	1.65	—	—	—
KraneShares Asia Pacific High Income Bond ETF(3)
2022	39.14	1.78	(9.26)	(7.48)	(1.88)	—	(0.30)
2021	37.32	2.10	2.44	4.54	(2.58)	(0.14)	—
2020	40.73	2.08	(3.49)	(1.41)	(1.81)	(0.19)	—
2019(4)	40.00	1.55	0.67	2.22	(1.31)	—#	(0.18)
KraneShares Emerging Markets Healthcare Index ETF
2022	33.39	0.09	(8.68)	(8.59)	(0.11)	—	—
2021	20.85	(0.02)	12.57	12.55	(0.01)	—	—
2020	22.38	0.01	(1.16)	(1.15)	(0.37)	—	(0.01)
2019(5)	25.00	(0.04)	(2.58)	(2.62)	—#	—	—
KraneShares MSCI Emerging Markets ex China Index ETF
2022	30.99	0.79	(0.56)	0.23	(0.73)	(0.76)	—
2021	18.41	0.55	12.53	13.08	(0.50)	—	—
2020(6)	25.00	0.60	(6.45)	(5.85)	(0.74)	—	—
KraneShares MSCI China ESG Leaders Index ETF
2022	32.10	0.39	(9.18)	(8.79)	(0.33)	(0.30)	—
2021(7)	25.00	(0.07)	7.32	7.25	—	(0.15)	—
KraneShares CICC China 5G & Semiconductor Index ETF
2022	23.08	0.04	(3.40)	(3.36)	—	—	—
2021(8)	25.00	(0.06)	(1.86)	(1.92)	—	—	—
KraneShares CICC China Consumer Leaders Index ETF
2022	25.82	0.15	(6.06)	(5.91)	(0.12)	—	—
2021(9)	25.00	(0.05)	0.87	0.82	—	—	—
KraneShares SSE STAR Market 50 Index ETF
2022	21.06	(0.14)	(2.16)	(2.30)	—	—	—
2021(10)	25.00	(0.03)	(3.91)	(3.94)	—	—	—

*         Per share data calculated using average shares method.

**       Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.

#         Amount represents less than $0.005 per share.

†         Annualized.

††       Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.

~         During the periods, certain fees were waived. (See Note 4 in the Notes to Financial Statements).

(1)      March 29, 2018 represents the last business day of the Fund’s reporting period in 2018.

The accompanying notes are an integral part of the financial statements.

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)~		Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)~		Ratio of Net Investment Income (Loss) to Average Net Assets (%)		Portfolio Turnover (%)

(4.05)	23.79	(28.88)	136,811	0.65		0.79		(0.04)		44
—	38.30	61.06	214,464	0.65		0.79		(0.25)		45
(0.06)	23.78	6.95	32,110	0.69		0.79		0.32		101
(0.08)	22.29	(15.99)	39,004	0.79		0.79		0.08		71
—	26.65	6.60	3,998	0.82	†	0.82	†	(0.82	)†	—	††

(2.18)	29.48	(19.73)	26,535	0.68		0.68		5.33		150
(2.72)	39.14	12.32	9,786	0.69		0.69		5.32		53
(2.00)	37.32	(3.72)	11,197	0.70		0.70		5.12		70
(1.49)	40.73	5.72	12,220	0.69	†	0.69	†	5.13	†	38	††

(0.11)	24.69	(25.77)	2,469	0.81		0.81		0.29		28
(0.01)	33.39	60.18	5,009	0.80		0.80		(0.05)		73
(0.38)	20.85	(5.25)	1,043	0.80		0.80		0.04		61
—	22.38	(10.47)	4,476	0.79	†	0.79	†	(0.34	)†	57	††

(1.49)	29.73	0.57	32,699	0.23		0.58		2.52		23
(0.50)	30.99	71.19	30,991	0.30		0.58		1.90		19
(0.74)	18.41	(24.31)	1,841	0.50	†	0.60	†	2.54	†	5	††

(0.63)	22.68	(27.63)	7,938	0.59		0.59		1.30		57
(0.15)	32.10	29.05	12,839	0.58	†	0.58	†	(0.35	)†	30	††

—	19.72	(14.56)	21,696	0.65		0.79		0.17		58
—	23.08	(7.68)	118,880	0.64	†	0.78	†	(0.64	)†	59	††

(0.12)	19.79	(22.98)	44,529	0.68		0.68		0.63		62
—	25.82	3.28	54,219	0.68	†	0.68	†	(0.63	)†	50	††

—	18.76	(10.92)	65,674	0.88		0.88		(0.57)		78
—	21.06	(15.76)	93,722	0.88	†	0.88	†	(0.88	)†	12	††

(2)      The Fund commenced operations on January 31, 2018.

(3)      Effective August 1, 2021, the KraneShares CCBS China Corporate High Yield Bond USD Index ETF changed its name to KraneShares Asia Pacific High Yield Bond ETF. Effective November 28, 2021, KraneShares Asia Pacific High Yield Bond ETF changed its name to KraneShares Asia Pacific High Income Bond ETF.

(4)      The Fund commenced operations on June 26, 2018.

(5)      The Fund commenced operations on August 29, 2018.

(6)      The Fund commenced operations on April 12, 2019.

(7)      The Fund commenced operations on July 28, 2020.

(8)      The Fund commenced operations on November 23, 2020.

(9)      The Fund commenced operations on December 8, 2020.

(10)    The Fund commenced operations on January 26, 2021.

The accompanying notes are an integral part of the financial statements.

Financial Highlights/Consolidated Financial Highlights (concluded)

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Return of Capital ($)
KraneShares Hang Seng TECH Index ETF
2022(1)	25.00	0.01	(11.08)	(11.07)	—	—
KraneShares China Innovation ETF
2022(2)	25.00	(0.01)	(6.03)	(6.04)	(0.04)	—
KraneShares Global Carbon Transformation ETF
2022(3)	25.00	0.02	1.94	1.96	—	—
KraneShares Global Carbon Strategy ETF
2022(4)	28.39	(0.38)	18.77	18.39	(0.25)	—
2021(4)(5)	20.00	(0.12)	8.51	8.39	—	—
KraneShares European Carbon Allowance Strategy ETF
2022(6)(7)(8)	25.00	(0.13)	3.94	3.81	—	—
KraneShares California Carbon Allowance Strategy ETF
2022(6)(9)	25.00	(0.11)	0.88	0.77	—	—

*       Per share data calculated using average shares method.

**     Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.

†       Annualized.

††     Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.

~       During the periods, certain fees were waived. (See Note 4 in the Notes to Financial Statements).

(1)    The Fund commenced operations on June 8, 2021.

(2)    The Fund commenced operations on October 5, 2021.

(3)    The Fund commenced operations on March 16, 2022.

(4)    KraneShares Global Carbon Strategy ETF includes the account of the Fund’s Subsidiary, KFA Global Carbon Subsidiary, Ltd.

The accompanying notes are an integral part of the financial statements.

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)~		Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)~		Ratio of Net Investment Income (Loss) to Average Net Assets (%)		Portfolio Turnover (%)

—	13.93	(44.28)	5,570	0.68	†	0.68	†	0.09	†	60	††

(0.04)	18.92	(24.19)	2,838	0.25	†	0.25	†	(0.06	)†	4	††

—	26.96	7.84	2,696	0.89	†	0.89	†	2.16	†	1	††

(0.25)	46.53	64.71	1,363,252	0.87		0.87		(0.86)		—
—	28.39	41.95	93,701	0.78	†	0.78	†	(0.72	)†	—	††

—	28.81	15.24	28,810	0.87	†	0.87	†	(0.87	)†	—	††

—	25.77	3.08	139,149	0.91	†	0.91	†	(0.91	)†	—	††
(5)    The Fund commenced operations on July 29, 2020. Effective March 19, 2021, the KFA Global Carbon ETF was renamed the KraneShares Global Carbon ETF. Effective December 3, 2021, the KraneShares Global Carbon ETF was renamed the KraneShares Global Carbon Strategy ETF.

(6)    The Fund commenced operations on October 4, 2021. Effective December 3, 2021, the KraneShares California Carbon Allowance ETF was renamed the KraneShares California Carbon Allowance Strategy ETF and the KraneShares European Carbon Allowance ETF was renamed the KraneShares European Carbon Allowance Strategy ETF.

(7)    KraneShares European Carbon Allowance Strategy ETF includes the account of the Fund’s Subsidiary, KraneShares European Carbon Subsidiary, Ltd.

(8)    All per share amounts and net asset values have been adjusted as a result of a 3 to 1 forward stock split on December 10, 2021.

(9)    KraneShares California Carbon Allowance Strategy ETF includes the account of the Fund’s Subsidiary, KraneShares California Carbon Subsidiary, Ltd.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements/Consolidated Notes to Financial Statements

1. ORGANIZATION

KraneShares Trust (the “Trust”) is a Delaware Statutory Trust formed on February 3, 2012. The Trust is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of March 31, 2022, the Trust had thirty operational series. The financial statements herein and the related notes pertain to the following 23 series: KraneShares CICC China Leaders 100 Index ETF, KraneShares CSI China Internet ETF, KraneShares Bosera MSCI China A 50 Connect Index ETF (formerly, KraneShares Bosera MSCI China A Share ETF), KraneShares Bloomberg China Bond Inclusion Index ETF (formerly, Bloomberg Barclays China Bond Inclusion Index ETF), KraneShares MSCI All China Index ETF, KraneShares MSCI One Belt One Road Index ETF, KraneShares Emerging Markets Consumer Technology Index ETF, KraneShares MSCI China Clean Technology Index ETF, KraneShares Electric Vehicles and Future Mobility Index ETF, KraneShares MSCI All China Health Care Index ETF, KraneShares Asia Pacific High Income Bond ETF (formerly, KraneShares Asia Pacific High Yield Bond ETF), KraneShares Emerging Markets Healthcare Index ETF, KraneShares MSCI Emerging Markets ex China Index ETF, KraneShares MSCI China ESG Leaders Index ETF, KraneShares CICC China 5G & Semiconductor Index ETF, KraneShares CICC China Consumer Leaders Index ETF, KraneShares SSE STAR Market 50 Index ETF, KraneShares Hang Seng TECH Index ETF, KraneShares China Innovation ETF, KraneShares Global Carbon Transformation ETF, KraneShares Global Carbon Strategy ETF (formerly, KraneShares Global Carbon ETF), KraneShares European Carbon Allowance Strategy ETF (formerly, KraneShares European Carbon Allowance ETF), and KraneShares California Carbon Allowance Strategy ETF (formerly, KraneShares California Carbon Allowance ETF) (each, a “Fund” and collectively, the “Funds”). KraneShares Bosera MSCI China A 50 Connect Index ETF, KraneShares MSCI All China Index ETF, KraneShares MSCI Emerging Markets ex China Index ETF, KraneShares Emerging Markets Consumer Technology Index ETF, KraneShares MSCI One Belt One Road Index ETF and KraneShares Electric Vehicles and Future Mobility Index ETF are diversified Funds. All other Funds are non-diversified Funds, as defined under Section 5(b)(1) of the Investment Company Act. Krane Funds Advisors, LLC (“Krane” or the ‘‘Adviser’’), a Delaware limited liability company, serves as the investment adviser for the Funds and is subject to the supervision of the Board of Trustees (the ‘‘Board’’). The Adviser is responsible for managing the investment activities of the Funds, the Funds’ business affairs and other administrative matters. The Adviser may use sub-advisers (each, a “Sub-Adviser” or collectively, the “Sub-Advisers”) to perform the day-to-day management of the Funds.

China International Capital Corporation (USA) Holdings Inc., a wholly-owned, indirect subsidiary of China International Capital Corporation Limited owns a majority stake in Krane. As of March 31, 2022, Central Huijin Investment Limited, a mainland Chinese-domiciled entity, and HKSCC Nominees Limited, held approximately 40.1% and 39.4%, respectively, of the shares of China International Capital Corporation Limited. Central Huijin Investment Limited is a wholly-owned subsidiary of China Investment Corporation, which is a mainland Chinese sovereign wealth fund. KFA One Holdings, LLC, located at 280 Park Avenue 32nd Floor, New York, New York, 10017, holds the remaining equity interests in Krane and Jonathan Krane, through his equity interests in KFA One Holdings, LLC, beneficially owns more than 10% of the equity interests in Krane.

The KFA Global Carbon Subsidiary, Ltd. is a wholly-owned subsidiary of the KraneShares Global Carbon Strategy ETF (“Subsidiary”). The Subsidiary is organized under the laws of the Cayman Islands as an exempt limited company. Information regarding the KraneShares Global Carbon Strategy ETF and its subsidiary has been consolidated in the Consolidated Schedule of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets and Consolidated Financial Highlights.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

The KraneShares European Carbon Allowance Subsidiary, Ltd. is a wholly-owned subsidiary of the KraneShares European Carbon Allowance Strategy ETF (“Subsidiary”). The Subsidiary is organized under the laws of the Cayman Islands as an exempt limited company. Information regarding the KraneShares European Carbon Allowance Strategy ETF and its subsidiary has been consolidated in the Consolidated Schedule of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets and Consolidated Financial Highlights.

The KraneShares California Carbon Allowance Subsidiary, Ltd. is a wholly-owned subsidiary of the KraneShares California Carbon Allowance Strategy ETF (“Subsidiary”). The Subsidiary is organized under the laws of the Cayman Islands as an exempt limited company. Information regarding the KraneShares California Carbon Allowance Strategy ETF and its subsidiary has been consolidated in the Consolidated Schedule of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets and Consolidated Financial Highlights.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”) (the “Exchange”). Market prices for Fund shares (“Shares”) may be different from their net asset value (“NAV”). The Funds issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, typically 50,000 or 100,000 Shares or multiples thereof, called “Creation Units”. This does not mean, however, that individual investors will be able to redeem and purchase Shares directly with the series of the Trust. Only Authorized Participants can redeem and purchase Creation Units of Shares directly. Each Fund will issue and redeem Shares for a basket of securities and/or a balancing cash amount. Individual shares trade in the secondary market at market prices that change throughout the day.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to its respective index listed below (each, an “Underlying Index”):

KraneShares Funds	Index
KraneShares CICC China Leaders 100 Index ETF	CSI CICC Select 100 Index
KraneShares CSI China Internet ETF	CSI Overseas China Internet Index
KraneShares Bosera MSCI China A 50 Connect Index ETF	MSCI China A 50 Connect Index (prior to January 5, 2022, MSCI China A Index)
KraneShares Bloomberg China Bond Inclusion Index ETF	Bloomberg China Inclusion Focused Bond Index
KraneShares MSCI All China Index ETF	MSCI China All Shares Index
KraneShares MSCI One Belt One Road Index ETF	MSCI Global China Infrastructure Exposure Index
KraneShares Emerging Markets Consumer Technology Index ETF	Solactive Emerging Markets Consumer Technology Index
KraneShares MSCI China Clean Technology ETF	MSCI China IMI Environment 10/40 Index
KraneShares Electric Vehicles and Future Mobility Index ETF	Bloomberg Electric Vehicles Index (prior to June 16, 2021, Solactive Electric Vehicles and Future Mobility Index)
KraneShares MSCI All China Health Care Index ETF	MSCI China All Shares Health Care 10/40 Index
KraneShares Emerging Markets Healthcare Index ETF	Solactive Emerging Markets Healthcare Index
KraneShares MSCI Emerging Markets ex China Index ETF	MSCI Emerging Markets ex China Index
KraneShares MSCI China ESG Leaders Index ETF	MSCI China ESG Leaders 10/40 Index

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

KraneShares Funds	Index
KraneShares CICC China 5G & Semiconductor Index ETF	CICC China 5G and Semiconductor Leaders Index
KraneShares CICC China Consumer Leaders Index ETF	CICC China Consumer Leaders Index
KraneShares SSE STAR Market 50 Index ETF	SSE Science and Technology Innovation Board 50 Index
KraneShares Hang Seng TECH Index ETF	Hang Seng TECH Index
KraneShares Global Carbon Strategy ETF	IHS Markit Global Carbon Index
KraneShares European Carbon Allowance Strategy ETF*	IHS Markit Carbon EUA Index
KraneShares California Carbon Allowance Strategy ETF*	IHS Markit Carbon CCA Index

*       The investment objective is as of December 3, 2021.

Effective September 29, 2021, the investment objective of the KraneShares Asia Pacific High Income Bond ETF is to seek to provide total return that, before fees and expenses, exceeds that of JP Morgan Asia Credit Index (JACI) Non-Investment Grade Corporate Index over a complete market cycle. The KraneShares Asia Pacific High Income Bond ETF is actively managed and does not track an index. Prior to September 29, 2021, the investment objective of the KraneShares Asia Pacific High Income Bond ETF was to seek to achieve income and capital appreciation over the mid to long term.

The investment objective of the KraneShares China Innovation ETF is to seek growth of capital. The KraneShares China Innovation ETF is actively managed and does not track an index.

The investment objective of the KraneShares Global Carbon Transformation ETF is to seek long-term growth of capital. The KraneShares Global Carbon Transformation ETF is actively managed and does not track an index.

Prior to December 3, 2021, the investment objective of the KraneShares European Carbon Strategy ETF was to seek to provide a total return that, before fees and expenses, exceeds that of the IHS Markit Carbon EUA Index over a complete market cycle.

Prior to December 3, 2021, the investment objective of the KraneShares California Carbon Strategy ETF was to seek to provide a total return that, before fees and expenses, exceeds that of the IHS Markit Carbon CCAA Index over a complete market cycle.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Funds.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

SECURITY VALUATION — The NAV per share of each Fund is computed by dividing the value of the net assets of a Fund (i.e., the value of its total assets less total liabilities and withholdings) by the total number of shares of a Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per share for each Fund normally is calculated by the Administrator (as defined below) and determined as of the regularly scheduled close of normal trading on each day that the NYSE is scheduled to be open for business (normally 4:00 p.m., Eastern Time). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

Securities listed on a securities exchange (i.e., exchange-traded equity securities), market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued by independent pricing agents at the last reported sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at the time as of which the Fund’s NAV is calculated if a security’s exchange is normally open at that time). If there is no such reported sale, such securities are valued at the most recently reported bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain bid and ask prices from two broker-dealers who make a market in the portfolio instrument and determines the average of the two.

If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. The exchange rates used for valuation are captured as of the close of the London Stock Exchange each day normally at 4:00 p.m. Greenwich Mean Time. The value of a swap contract is equal to the obligation (or rights) under the swap contract, which will generally be equal to the net amounts to be paid or received under the contract based upon the relative values of the positions held by each party to the contract as determined by the applicable independent, third party pricing agent. Exchange-traded options are valued at the last reported sales price on the exchange on which they are listed. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Over-the-counter (“OTC”) options are valued based upon prices determined by the applicable independent, third party pricing agent. Futures are valued at the settlement price established by the board of trade on which they are traded. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate and the 30-, 60-, 90- and 180-day forward rates provided by an independent pricing agent. As of and during the year ended March 31, 2022, the Funds did not hold options, swaps or foreign currency forward contracts.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

Securities issued by a wholly owned subsidiary of a Fund will be valued at the subsidiary’s net asset value, which will be determined using the same pricing policies and procedures applicable to the Fund.

Investments in open-end investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end investment companies that trade on an exchange are valued in the same manner as other exchange-traded equity securities (described above).

Investments for which market prices are not ‘‘readily available,’’ or are not deemed to reflect current market values, or are debt securities where no evaluated price is available from the Trust’s third-party pricing agents pursuant to established methodologies, are fair valued in accordance with the Trust’s valuation policies and procedures approved by the Board. Some of the more common reasons that may necessitate that a security be valued using ‘‘fair value’’ pricing may include, but are not limited to: the security’s trading has been halted or suspended; the security’s primary trading market is temporarily closed; or the security has not been traded for an extended period of time. A Fund may fair value certain of the foreign securities held by a Fund each day a Fund calculates its NAV.

In addition, a Fund may fair value its securities if an event that may materially affect the value of a Fund’s securities that trade outside of the United States (a ‘‘Significant Event’’) has occurred between the time of the security’s last close and the time that a Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector, country or region. Events that may be Significant Events may include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If Krane becomes aware of a Significant Event that has occurred with respect to a portfolio instrument or group of portfolio instruments after the closing of the exchange or market on which the portfolio instrument or portfolio instruments principally trade, but before the time at which a Fund calculates its NAV, it will notify the Administrator and may request that an ad hoc meeting of the Fair Valuation Committee be called.

With respect to trade-halted securities, the Trust typically will fair value a trade-halted security by adjusting the security’s last market close price by the security’s sector performance, as measured by a predetermined index, unless Krane recommends and the Trust’s Fair Valuation Committee determines to make additional adjustments. Certain foreign securities exchanges have mechanisms in place that confine one day’s price movement in an individual security to a pre-determined price range based on that day’s opening price (“Collared Securities”). Fair value determinations for Collared Securities will generally be capped based on any applicable pre-determined “limit down” or “limit up” prices established by the relevant foreign securities exchange. As an example, China A-Shares can only be plus or minus ten percent in one day of trading in the relevant mainland China equity market. As a result, the fair value price determination on a given day will generally be capped plus or minus ten percent.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could actually be realized upon the sale of the security or that another fund that uses market quotations or its own fair value procedures to price the same securities. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Underlying Index. This may adversely affect a Fund’s ability to track the Underlying Index.

Trading in securities on many foreign exchanges is normally completed before the close of business on each Business Day (a “Business Day”, as used herein, is any day on which the Exchange is open for business). In addition, securities trading in a particular country or countries may not take place

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

on each Business Day or may take place on days that are not Business Days. Changes in valuations on certain securities may occur at times or on days on which a Fund’s NAV is not calculated and on which Fund shares do not trade and sales and redemptions of shares do not occur. As a result, the value of a Fund’s portfolio securities and the net asset value of its shares may change on days when share purchases or sales cannot occur. Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV. Transactions in Fund shares will be priced at NAV only if shares are purchased or redeemed directly from a Fund in Creation Units. No secondary sales will be made to brokers or dealers at a concession by the Distributor or by a Fund. Purchases and sales of shares in the secondary market, which will not involve a Fund, will be subject to customary brokerage commissions and charges.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date.

Level 2 — Other significant observable inputs (including quoted prices in non-active markets, quoted prices for similar investments, fair value of investments for which the Funds have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term, and short-term investments valued at amortized cost).

Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments, broker quotes, fair value of investments for which the Funds do not have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For details of the investment classification, refer to each Fund’s Schedule of Investments.

FEDERAL INCOME TAXES — It is each Fund’s intention to qualify or continue to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute annually all or substantially all of its taxable income and gains to shareholders. Accordingly, no provisions for federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provisions in the current period. However, management’s conclusions regarding tax positions may be subject to review

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of March 31, 2022, management of the Funds has reviewed all open tax years since inception and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Interest income is recognized on the accrual basis from the settlement date and includes the amortization of premiums and the accretion of discount calculated using the effective interest method.

Dividend income received from affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from affiliated funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of affiliated funds are on the basis of specific identification. See details on the Statements of Operations.

FOREIGN CURRENCY — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

FUTURES — The KraneShares Global Carbon Strategy ETF, KraneShares European Carbon Allowance Strategy ETF and KraneShares California Carbon Allowance Strategy ETF will each utilize its respective Subsidiary for purposes of investing in carbon credit futures that are the same as or similar to those included in the Index. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

As of March 31, 2022, the KraneShares Global Carbon Strategy ETF, KraneShares European Carbon Allowance Strategy ETF and KraneShares California Carbon Allowance Strategy ETF had open futures contracts. Refer to the Fund’s Consolidated Schedule of Investments for details regarding open futures contracts as of March 31, 2022.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

For the year ended March 31, 2022, the average monthly notional amount of futures contracts were as follows:

KraneShares Global Carbon Strategy ETF
Average Monthly Notional Value Long	$1,183,739,770
KraneShares European Carbon Allowance Strategy ETF
Average Monthly Notional Value Long	$22,467,421
KraneShares California Carbon Allowance Strategy ETF
Average Monthly Notional Value Long	$103,716,728

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Each Fund, except for the KraneShares Asia Pacific High Income Bond ETF and the KraneShares Bloomberg China Bond Inclusion Index ETF, intends to pay out dividends, if any, at least annually; each of the KraneShares Asia Pacific High Income Bond ETF and the KraneShares Bloomberg China Bond Inclusion Index ETF intend to pay out dividends, if any, at least monthly. The Funds distribute their net investment income at least annually. Any net realized capital gains are distributed annually. All distributions are recorded on the ex-dividend date.

CASH OVERDRAFT CHARGES — Per the terms of an agreement with Brown Brothers Harriman & Co. (“BBH”), the Funds’ Custodian, if a Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of the BBH Base Rate plus 2.00%. Cash overdraft charges are included in “Interest Expense” on the Statements of Operations.

SECURITIES LENDING — The Funds may lend securities from their portfolios to brokers, dealers and other financial institutions. In connection with such loans, a Fund remains the beneficial owner of the loaned securities and continues to receive payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. A Fund also has the right to terminate a loan at any time. A Fund does not have the right to vote on securities while they are on loan. Loans of portfolio securities will not exceed 33 1/3% of the value of a Fund’s total assets (including the value of all assets received as collateral for the loan). A Fund will receive collateral in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, a Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. Krane and a sub-adviser are subject to potential conflicts of interest because the compensation paid to them increases in connection with any net income received by a Fund from a securities lending program. Each Fund pays Krane 10% of any net monthly income received from the investment of cash collateral and loan fees received from borrowers in respect of each securities loan (net of any amounts paid to the custodian and/or securities lending agent or rebated to borrowers) (see Note 4).

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

The following table discloses the securities on loan as of March 31, 2022:

KraneShares Funds	Market Value Securities on Loan	Cash Collateral for Securities on Loan
KraneShares CSI China Internet ETF	$213,116,100	$224,051,873
KraneShares Emerging Markets Consumer Technology Index ETF	239,165	251,131
KraneShares Electric Vehicles and Future Mobility Index ETF	14,296,267	14,783,518
KraneShares MSCI All China Health Care Index ETF	509,116	535,245
KraneShares Emerging Markets Healthcare Index ETF	4,250	4,375

CREATION UNITS — The Funds issue and redeem Shares at NAV and only in large blocks of Shares (each block of Shares for a Fund is a Creation Unit of 50,000 Shares, 100,000 Shares, or multiples thereof). In its discretion, the Trust reserves the right to increase or decrease the number of each Fund’s shares that constitute a Creation Unit.

Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (‘‘DTC’’) participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from a Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees when buying or selling Shares. If a Creation Unit is purchased or redeemed for cash, a higher transaction fee may be charged.

The following table discloses Creation Unit breakdown for the year ended March 31, 2022:

KraneShares Funds	Creation Unit Shares	Standard Transaction Fee – Subscriptions	Value at March 31, 2022	Standard Transaction Fee – Redemptions	Maximum Variable Transaction Fee*
KraneShares CICC China Leaders 100 Index ETF	50,000	$1,700	$1,439,000	$1,700	2.00%
KraneShares CSI China Internet ETF	50,000	500	1,476,000	500	2.00%
KraneShares Bosera MSCI China A 50 Connect Index ETF	50,000	850	1,852,500	850	2.00%
KraneShares Bloomberg China Bond Inclusion Index ETF	50,000	500	1,698,500	500	2.00%
KraneShares MSCI All China Index ETF	50,000	4,250	1,244,500	4,250	2.00%
KraneShares MSCI One Belt One Road Index ETF	50,000	3,600	1,381,500	3,600	2.00%
KraneShares Emerging Markets Consumer Technology Index ETF	50,000	1,500	902,000	1,500	2.00%
KraneShares MSCI China Clean Technology Index ETF	50,000	800	1,835,500	800	2.00%

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

KraneShares Funds	Creation Unit Shares	Standard Transaction Fee – Subscriptions	Value at March 31, 2022	Standard Transaction Fee – Redemptions	Maximum Variable Transaction Fee*
KraneShares Electric Vehicles and Future Mobility Index ETF	50,000	$800	$1,978,500	$800	2.00%
KraneShares MSCI All China Health Care Index ETF	50,000	1,200	1,189,500	1,200	2.00%
KraneShares Asia Pacific High Income Bond ETF	50,000	600	1,474,000	600	2.00%
KraneShares Emerging Markets Healthcare Index ETF	50,000	2,100	1,234,500	2,100	2.00%
KraneShares MSCI Emerging Markets ex China Index ETF	100,000	15,000	2,973,000	15,000	2.00%
KraneShares MSCI China ESG Leaders Index ETF	50,000	2,100	1,134,000	2,100	2.00%
KraneShares CICC China 5G & Semiconductor Index ETF	50,000	500	986,000	500	2.00%
KraneShares CICC China Consumer Leaders Index ETF	50,000	500	989,500	500	2.00%
KraneShares SSE STAR Market 50 Index ETF	50,000	2,250	938,000	2,250	2.00%
KraneShares Hang Seng TECH Index ETF	50,000	500	696,500	500	2.00%
KraneShares China Innovation ETF	50,000	50	946,000	50	2.00%
KraneShares Global Carbon Transformation ETF	50,000	1,050	1,348,000	1,050	2.00%
KraneShares Global Carbon Strategy ETF	50,000	—	2,326,500	—	2.00%
KraneShares European Carbon Allowance Strategy ETF	25,000	50	720,250	50	2.00%
KraneShares California Carbon Allowance Strategy ETF	25,000	50	644,250	50	2.00%

*       As a percentage of the Creation Unit(s) purchased/redeemed.

The Adviser may adjust the transactions fees from time to time based on actual experience.

CASH AND CASH EQUIVALENTS — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

3. DERIVATIVES TRANSACTIONS

The following tables are the exposure by type of risk on derivatives held throughout the period.

The fair value of derivative instruments as of March 31, 2022, was as follows:

KraneShares Global Carbon Strategy ETF Consolidated Statement of Assets and Liabilities Location		Asset Derivatives	Liability Derivatives
Commodities Risk Futures contracts	Unrealized appreciation/(depreciation) on futures contracts*	$60,988,785	$(959,703)
Foreign Exchange Risk Futures contracts	Unrealized appreciation/(depreciation) on futures contracts*	—	(162,635)
		$60,988,785	$(1,122,338)
KraneShares European Carbon Allowance Strategy ETF Consolidated Statement of Assets and Liabilities Location		Asset Derivatives	Liability Derivatives
Commodities Risk Futures contracts	Unrealized appreciation/(depreciation) on futures contracts*	$—	$(3,205,606)
Foreign Exchange Risk Futures contracts	Unrealized appreciation/(depreciation) on futures contracts*	—	(5,708)
		$—	$(3,211,314)
KraneShares California Carbon Allowance Strategy ETF Consolidated Statement of Assets and Liabilities Location		Asset Derivatives	Liability Derivatives
Commodities Risk Futures contracts	Unrealized appreciation/(depreciation) on futures contracts*	$—	$(2,498,657)
		$—	$(2,498,657)

*       Unrealized appreciation (depreciation) on Futures Contracts is included in distributable earnings (loss).

The effect of derivative instruments on the Consolidated Statements of Operations for the period ended March 31, 2022, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

KraneShares Global Carbon Strategy ETF

	Net Realized Gain/(Loss)*	Change in Unrealized Appreciation/ (Depreciation)**
Commodities Risk Futures contracts	$260,788,924	$52,042,156
Foreign Exchange Risk Futures contracts	(26,715,352)	(7,034)
	$234,073,572	$52,035,122

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

KraneShares European Carbon Strategy Allowance ETF

	Net Realized Gain/(Loss)*	Change in Unrealized Appreciation/ (Depreciation)**
Commodities Risk Futures contracts	$(159,344)	$(3,205,606)
Foreign Exchange Risk Futures contracts	(231,591)	(5,708)
	$(390,935)	$(3,211,314)

KraneShares California Carbon Strategy Allowance ETF

	Net Realized Gain/(Loss)*	Change in Unrealized Appreciation/ (Depreciation)**
Commodities Risk Futures contracts	$(1,831,314)	$(2,498,657)
	$(1,831,314)	$(2,498,657)

*       Futures contracts are included in net realized gain (loss) on Futures Contracts.

**     Futures contracts are included in change in unrealized appreciation (depreciation) on Futures Contracts.

4. RELATED PARTY TRANSACTIONS

INVESTMENT ADVISORY AGREEMENT — The Adviser serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust on behalf of each Fund and the Adviser (the “Agreement”). Under the Agreement, Krane is responsible for reviewing, supervising and administering each Fund’s investment program and the general management and administration of the Trust. In addition to these services, to the extent a Fund engages in securities lending, Krane will: (i) determine which securities are available for loan and notify the securities lending agent for a Fund (the “Agent”), (ii) monitor the Agent’s activities to ensure that securities loans are effected in accordance with Krane’s instructions and in accordance with applicable procedures and guidelines adopted by the Board, (iii) make recommendations to the Board regarding the Fund’s participation in securities lending; (iv) prepare appropriate periodic reports for, and seek appropriate periodic approvals from, the Board with respect to securities lending activities, (v) respond to Agent inquiries concerning the Agent’s activities, and (vi) such other related duties as Krane deems necessary or appropriate. The Board of Trustees of the Trust supervises Krane and establishes policies that Krane must follow in its management activities.

The Agreement requires the Adviser to pay all operating expenses of the Funds, except: (a) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); (b) expenses of the Funds incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions and short sale dividend or interest expense; (c) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the Investment Company Act, including distribution fees; (d) “Acquired Fund Fees and Expenses” (as defined by Form N-1A under the Investment Company Act); (e) litigation expenses; (f) the compensation payable to the Adviser under the Agreement; (g) compensation and expenses of the Independent Trustees (including any fees

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

of independent legal counsel to the Independent Trustees); and (h) any expenses determined to be extraordinary expenses by the Board. Under the Agreement, a portion of the premium for the insurance policy, which covers the Trust and Independent Trustees, is treated as an expense of the Independent Trustees, and the fees and expenses related to the Funds’ securities lending-related activities, which reduce the gross revenues and income of the Funds, are not fees and expenses for which Krane is responsible.

Each Agreement provides that each Fund pays a unitary (or unified) fee to the Adviser for advisory and management services provided to the Fund, subject to the exceptions noted herein. In this context, there exists a risk that a Trust service provider will seek recourse against the Trust if it is not timely paid by Krane for the fees and expenses for which it is responsible, which could materially adversely affect the Funds. Pursuant to the Agreement between the Trust and the Adviser, the Funds below pay the Adviser a fee, which is calculated daily and paid monthly, at the following annual rates, based on a percentage of the average daily net assets of each Fund. In addition, as compensation for the services provided by the Adviser in connection with any securities lending-related activities, each Fund pays the Adviser 10% of the monthly investment income received from the investment of cash collateral and loan fees received from borrowers in respect to securities loans (net of any amounts paid to the custodian and/or securities lending agent or rebated to borrowers), included on the Statements of Operations as “Security Lending Fees”.

KraneShares Funds	Management Fee
KraneShares CICC China Leaders 100 Index ETF	0.68%
KraneShares CSI China Internet ETF	0.68%
KraneShares Bosera MSCI China A 50 Connect Index ETF	0.78%
KraneShares Bloomberg China Bond Inclusion Index ETF	0.68%
KraneShares MSCI All China Index ETF	0.68%
KraneShares MSCI One Belt One Road Index ETF	0.78%
KraneShares Emerging Markets Consumer Technology Index ETF	0.78%
KraneShares MSCI China Clean Technology Index ETF	0.78%
KraneShares Electric Vehicles and Future Mobility Index ETF	0.68%
KraneShares MSCI All China Health Care Index ETF	0.78%
KraneShares Asia Pacific High Income Bond ETF	0.68%
KraneShares Emerging Markets Healthcare Index ETF	0.78%
KraneShares MSCI Emerging Markets ex China Index ETF	0.58%
KraneShares MSCI China ESG Leaders Index ETF	0.58%
KraneShares CICC China 5G & Semiconductor Index	0.78%
KraneShares CICC China Consumer Leaders Index ETF	0.68%
KraneShares Hang Seng TECH Index ETF	0.68%
KraneShares SSE STAR Market 50 Index ETF	0.88%
KraneShares China Innovation ETF	0.25%
KraneShares Global Carbon Transformation ETF	0.88%
KraneShares Global Carbon Strategy ETF	0.78%
KraneShares European Carbon Allowance Strategy ETF	0.78%
KraneShares California Carbon Allowance Strategy ETF	0.78%

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

Pursuant to the terms of a Fee Waiver Agreement, effective January 5, 2022, the Adviser has contractually agreed to waive its management fee for the KraneShares Bosera MSCI China A 50 Connect Index ETF by 0.23% of the Fund’s average daily net assets. Prior to January 5, 2022, the Adviser had contractually agreed to waive its management fee for the KraneShares Bosera MSCI China A 50 Connect Index ETF by 0.20% of the Fund’s average daily net assets. The Fee Waiver Agreement will continue until August 1, 2022, and may only be terminated prior thereto by the Board. In addition, the Fee Waiver Agreement will terminate if the Investment Advisory Agreement for the Fund is terminated.

Pursuant to the terms of a Fee Waiver Agreement, effective August 1, 2021, the Adviser has contractually agreed to reduce its management fee for the KraneShares Bloomberg China Bond Inclusion Index ETF by 0.20% of the Fund’s average daily net assets until August 1, 2022. Prior to August 1, 2021, the Adviser had contractually agreed to waive its management fee for the KraneShares Bloomberg China Bond Inclusion Index ETF by 0.12% of the Fund’s average daily net assets and from April 8, 2021 through June 4, 2021, the entire advisory fee was waived. The Fee Waiver Agreement may only be terminated prior thereto by the Board. In addition, the Fee Waiver Agreement will terminate if the Investment Advisory Agreement for the Fund is terminated.

Pursuant to the terms of a Fee Waiver Agreement, Krane has contractually agreed to waive its advisory fee for the KraneShares MSCI All China Index ETF by 0.20% of the Fund’s average daily net assets and reduce its management fee in an amount equal to any Acquired Fund Fees and Expenses incurred by the Fund from its investments in the KraneShares Bosera MSCI China A 50 Connect Index ETF. The Fee Waiver Agreement will continue until August 1, 2022. The Fee Waiver Agreement may only be terminated prior thereto by the Board. In addition, the Fee Waiver Agreement will terminate if the Investment Advisory Agreement for the Fund is terminated.

Pursuant to the terms of a Fee Waiver Agreement, Krane has contractually agreed to waive its management fee for the KraneShares MSCI All China Health Care Index ETF by 0.14% of the Fund’s average daily net assets. The Fee Waiver Agreement will continue until August 1, 2022. The Fee Waiver Agreement may only be terminated prior thereto by the Board. In addition, the Fee Waiver Agreement will terminate if the Investment Advisory Agreement for the Fund is terminated.

Pursuant to the terms of a Fee Waiver Agreement, Krane has contractually agreed to waive its management fee for the KraneShares MSCI Emerging Markets ex China Index ETF by 0.35% of the Fund’s average daily net assets until August 1, 2022. The Fee Waiver Agreement may only be terminated prior thereto by the Board. In addition, the Fee Waiver Agreement will terminate if the Investment Advisory Agreement for the Fund is terminated.

Pursuant to the terms of a Fee Waiver Agreement, Krane has contractually agreed to waive its management fee for the KraneShares Emerging Markets Consumer Technology Index ETF by 0.20% of the Fund’s average daily assets. The Fee Waiver Agreement will continue until August 1, 2022, and may only be terminated prior thereto by the Board. In addition, the Fee Waiver Agreement will terminate if the Investment Advisory Agreement for the Fund is terminated.

Pursuant to the terms of a Fee Waiver Agreement, Krane has contractually agreed to waive its management fee by 0.14% of the average daily net assets of KraneShares CICC China 5G & Semiconductor Index ETF. The Fee Waiver Agreement will continue until August 1, 2022, and may only be terminated prior thereto by the Board. In addition, the Fee Waiver Agreement will terminate if the Investment Advisory Agreement for the Fund is terminated.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

The Adviser bears all of its own costs associated with providing these advisory services.

SUB-ADVISORY AGREEMENT — Bosera Asset Management (International) Co., Ltd. (“Bosera”), operating out of Hong Kong, serves as the Sub-Adviser to the KraneShares Bosera MSCI China A 50 Connect Index ETF and KraneShares SSE STAR Market 50 Index ETF and is responsible for the day-to-day management of the Funds, subject to the supervision by the Adviser and the Board. For the services Bosera provides to KraneShares Bosera MSCI China A 50 Connect Index ETF, the Adviser pays Bosera a fee equal to 50% of the net revenue the Adviser receives from the Fund. For the services Bosera provides to KraneShares SSE STAR Market 50 Index ETF, the Adviser pays Bosera a twelve basis points (0.12%) sub-advisory fee based upon the monthly average assets under management of KraneShares SSE STAR Market 50 Index ETF.

Nikko Asset Management Americas Inc. (“Nikko”) serves as the investment sub-adviser to KraneShares Asia Pacific High Income Bond ETF. Nikko is responsible for the day-to-day investment management of the Fund, subject to the supervision of Krane and the Board. Nikko delegates to its affiliate Nikko Asset Management Asia, Ltd. (“Nikko Asia”), a registered investment adviser with the SEC, certain of its responsibilities for the management of the Fund. Krane has entered into a Sub-Advisory Agreement with Nikko pursuant to which Krane has agreed to pay Nikko 36.77% of the sum of: (i) the total gross advisory fee due to the Adviser from the Fund under the terms of the Advisory Agreement minus (ii) any applicable fee waivers from time to time entered into between the Fund and the Adviser.

Climate Finance Partners (“CFP”) serves as the Sub-Adviser of the KraneShares Global Carbon Strategy ETF, KraneShares California Carbon Allowance Strategy ETF and KraneShares European Carbon Allowance Strategy ETF. CFP provides non-discretionary sub-advisory services to the Funds, which will includes research and portfolio modeling services related to the Funds’ investments and the monitoring of such investments. For the services CFP provides to KraneShares Global Carbon Strategy ETF, KraneShares California Carbon Allowance Strategy ETF and KraneShares European Carbon Allowance Strategy ETF, the Adviser pays CFP a fee equal to 32% of the Net Revenue received by Krane from each Fund. Net Revenue is defined for these purposes as gross revenue under Schedule A of the Advisory Agreement minus gross fund-related expenses (including any waiver by Krane of its compensation under the Advisory Agreement and any reimbursements by Krane of the Fund’s expenses).

DISTRIBUTION AGREEMENT — SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments Company, and an affiliate of the Administrator, serves as the Funds’ distributor of Creation Units pursuant to a Distribution Agreement. The Distributor does not maintain any secondary market in Fund shares.

The Trust has adopted a Distribution and Service Plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act. In accordance with its Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. For the year ended March 31, 2022, no fees were charged under the Plan. Fees would only be charged under the Plan upon approval by the Board.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT — SEI Investments Global Funds Services (the “Administrator”) serves as the Funds’ Administrator pursuant to an Administration Agreement. BBH serves as the Funds’ Custodian and Transfer Agent pursuant to a Custodian and Transfer Agent Agreement.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

5. BASIS FOR CONSOLIDATION FOR THE KRANESHARES GLOBAL CARBON STRATEGY ETF, KRANESHARES CALIFORNIA CARBON ALLOWANCE STRATEGY ETF AND KRANESHARES EUROPEAN CARBON ALLOWANCE STRATEGY ETF

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets and the Consolidated Financial Highlights of the KraneShares Global Carbon Strategy ETF, KraneShares California Carbon Allowance Strategy ETF and the KraneShares European Carbon Allowance Strategy ETF include the accounts of each Fund’s Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation for the Funds. The Subsidiaries have a fiscal year end of March 31 for financial statements consolidation purposes.

The Subsidiaries are classified as controlled foreign corporations under the Code. The Subsidiaries’ taxable income is included in the calculation of the Funds’ taxable income. Net losses of the Subsidiaries are not deductible by the Funds either in the current period or carried forward to future periods.

The KraneShares Global Carbon Strategy ETF, KraneShares California Carbon Allowance Strategy ETF and KraneShares European Carbon Allowance Strategy ETF investment in its Subsidiary may not exceed 25% of the value of its total assets (ignoring any subsequent market appreciation in the Subsidiary’s value), which limitation is imposed by the Code and is measured at the end of each quarter.

A summary of the investments in each Subsidiary is as follows:

KraneShares Funds	Inception Date Of Subsidiary	Subsidiary Net Assets at March 31, 2022	% of Total Net Assets at March 31, 2022
KFA Global Carbon Subsidiary, Ltd.	July 29, 2020	$307,515,677	22.56%
KraneShares European Carbon, Subsidiary Ltd.	October 4, 2021	$6,165,854	21.40%
KraneShares California Carbon, Subsidiary Ltd.	October 4, 2021	$23,887,869	17.17%

6. INVESTMENT TRANSACTIONS

For the year ended March 31, 2022, the purchases and sales of investments in securities excluding in-kind transactions, long-term U.S. Government and short-term securities were:

KraneShares Funds	Purchases	Sales and Maturities
KraneShares CICC China Leaders 100 Index ETF	$20,683,769	$23,302,265
KraneShares CSI China Internet ETF	6,326,257,181	3,633,047,470
KraneShares Bosera MSCI China A 50 Connect Index ETF	673,973,034	857,296,495
KraneShares Bloomberg China Bond Inclusion Index ETF	19,107,892	10,560,191
KraneShares MSCI All China Index ETF	3,855,135	4,584,174
KraneShares MSCI One Belt One Road Index ETF	3,595,626	4,549,836
KraneShares Emerging Markets Consumer Technology Index ETF	91,093,422	92,004,784
KraneShares MSCI China Clean Technology Index ETF	123,811,198	107,534,288
KraneShares Electric Vehicles and Future Mobility Index ETF	334,467,949	308,262,682
KraneShares MSCI All China Health Care Index ETF	87,852,984	106,376,455

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

KraneShares Funds	Purchases	Sales and Maturities
KraneShares Asia Pacific High Income Bond ETF	$32,805,517	$19,140,255
KraneShares Emerging Markets Healthcare Index ETF	1,153,700	2,463,614
KraneShares MSCI Emerging Markets ex China Index ETF	7,781,619	6,437,885
KraneShares MSCI China ESG Leaders Index ETF	6,131,462	7,674,379
KraneShares CICC China 5G & Semiconductor Index ETF	49,389,556	147,727,867
KraneShares CICC China Consumer Leaders Index ETF	36,979,821	32,650,829
KraneShares SSE STAR Market 50 Index ETF	80,291,848	100,211,683
KraneShares Hang Seng TECH Index ETF	9,514,017	2,156,070
KraneShares China Innovation ETF	3,627,620	89,272
KraneShares Global Carbon Transformation ETF	2,499,862	16,187
KraneShares Global Carbon Strategy ETF	70,107,100	—

For the year ended March 31, 2022, there were no purchases or sales of long-term U.S. government securities for the Funds.

For the year ended March 31, 2022, in-kind transactions associated with creations and redemptions were:

KraneShares Funds	Purchases	Sales and Maturities	Realized Gain/(Loss)
KraneShares CSI China Internet ETF	$6,674,185,227	$1,244,717,713	$1,364,510
KraneShares MSCI All China Index ETF	690,163	310,483	58,046
KraneShares MSCI One Belt One Road Index ETF	—	606,723	141,617
KraneShares Emerging Markets Consumer Technology Index ETF	13,442,423	16,437,342	(481,847)
KraneShares MSCI China Clean Technology Index ETF	15,055,603	6,409,302	1,577,116
KraneShares Electric Vehicles and Future Mobility Index ETF	111,637,068	15,714,326	5,079,281
KraneShares MSCI All China Health Care Index ETF	2,398,269	2,426,581	388,181
KraneShares Emerging Markets Healthcare Index ETF	—	122,055	20,026
KraneShares MSCI Emerging Markets ex China Index ETF	2,412,807	1,602,509	173,510
KraneShares MSCI China ESG Leaders Index ETF	—	184,763	59,881

7. TAX INFORMATION

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

The permanent differences primarily consist of foreign currency translations, investments in passive foreign investment companies (“PFICs”), net operating loss, distributions in excess, perpetual bond adjustments, utilization of earnings and profits on shareholder redemptions. The permanent differences that are credited or charged to Paid-in Capital and Distributable Earnings for the fiscal year ended March 31, 2022 are primarily related to redemptions in-kind, net operating loss, distributions in excess and utilization of earnings and profits on shareholder redemptions.

KraneShares Funds	Distributable Earnings/(Loss)	Paid-in Capital
KraneShares CSI China Internet ETF	$17,721,775	$(17,721,775)
KraneShares Bosera MSCI China A 50 Connect Index ETF	(14,817,471)	14,817,471
KraneShares MSCI All China Index ETF	(76,749)	76,749
KraneShares MSCI One Belt One Road Index ETF	(132,262)	132,262
KraneShares Emerging Markets Consumer Technology Index ETF	1,028,255	(1,028,255)
KraneShares MSCI China Clean Technology Index ETF	(976,405)	976,405
KraneShares Electric Vehicles and Future Mobility Index ETF	(5,078,580)	5,078,580
KraneShares MSCI All China Health Care Index ETF	(158,726)	158,726
KraneShares Emerging Markets Healthcare Index ETF	(20,027)	20,027
KraneShares MSCI Emerging Markets ex China Index ETF	(170,064)	170,064
KraneShares MSCI China ESG Leaders Index ETF	(59,880)	59,880
KraneShares CICC China 5G & Semiconductor Index ETF	321,608	(321,608)
KraneShares SSE STAR Market 50 Index ETF	580,355	(580,355)
KraneShares Global Carbon Strategy ETF	(58,245,768)	58,245,768
KraneShares California Carbon Allowance Strategy ETF	11,937	(11,937)

The tax character of dividends and distributions paid during the years or periods ended March 31, 2022 and March 31, 2021 were as follows:

KraneShares Funds	Ordinary Income	Long-Term Capital Gain	Return of Capital	Totals
KraneShares CICC China Leaders 100 Index ETF
2022	$576,817	$666,089	$—	$1,242,906
2021	333,476	—	—	333,476
KraneShares CSI China Internet ETF
2022	$—	$455,309,639	$—	$455,309,639
2021	4,346,283	5,925,981	—	10,272,264
KraneShares Bosera MSCI China A 50 Connect Index ETF
2022	$8,007,641	$56,352,008	$—	$64,359,649
2021	5,683,472	—	—	5,683,472
KraneShares Bloomberg China Bond Inclusion Index ETF
2022	$936,375	$—	$—	$936,375
2021	312,960	—	—	312,960
KraneShares MSCI All China Index ETF
2022	$280,169	$648,696	$—	$928,865
2021	69,738	—	—	69,738

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

KraneShares Funds	Ordinary Income	Long-Term Capital Gain	Return of Capital	Totals
KraneShares MSCI One Belt One Road Index ETF
2022	$297,852	$—	$—	$297,852
2021	164,798	—	—	164,798
KraneShares Emerging Markets Consumer Technology Index ETF
2022	$250,511	$—	$—	$250,511
2021	1,338,886	—	—	1,338,886
KraneShares MSCI China Clean Technology Index ETF
2022	$750,577	$6,939	$—	$757,516
2021	3,785	—	—	3,785
KraneShares Electric Vehicles and Future Mobility Index ETF
2022	$16,115,832	$5,768,425	$—	$21,884,257
2021	132,013	—	—	132,013
KraneShares MSCI All China Health Care Index ETF
2022	$—	$21,078,396	$—	$21,078,396
2021	—	469	—	469
KraneShares Asia Pacific High Income Bond ETF
2022	$1,214,239	$—	$192,065	$1,406,304
2021	688,389	—	—	688,389
KraneShares Emerging Markets Healthcare Index ETF
2022	$10,783	$—	$—	$10,783
2021	820	—	—	820
KraneShares MSCI Emerging Markets ex China Index ETF
2022	$681,402	$660,110	$—	$1,341,512
2021	49,799	—	—	49,799
KraneShares MSCI China ESG Leaders Index ETF
2022	$219,611	$—	$—	$219,611
2021	30,223	—	—	30,223
KraneShares CICC China Consumer Leaders Index ETF
2022	$267,348	$—	$—	$267,348
2021	—	—	—	—
KraneShares China Innovation ETF
2022	$3,228	$1,058	$—	$4,286
KraneShares Global Carbon Strategy ETF
2022	$7,929,920	$—	$—	$7,929,920
2021	—	—	—	—

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

As of March 31, 2022, the components of tax basis distributable earnings (accumulated losses) were as follows:

	KraneShares CICC China Leaders 100 Index ETF	KraneShares CSI China Internet ETF	KraneShares Bosera MSCI China A 50 Connect Index ETF	KraneShares Bloomberg China Bond Inclusion Index ETF	KraneShares MSCI All China Index ETF
Undistributed Ordinary Income	$—	$—	$—	$93,427	$32,558
Undistributed Long-Term Capital Gain	57,708	—	101,634,817	—	119,165
Capital Loss Carryforwards	—	—	—	(10,942)	—
Post October Losses	—	(476,245,346)	—	—	—
Qualified Late-Year Loss Deferrals	(6,672)	—	(666,503)	—	—
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	252,360	(5,145,107,346)	(62,954,326)	144,514	(6,391,744)
Other Temporary Differences	(1)	2	(10)	(3)	3
Total Distributable Earnings/(Loss)	$303,395	$(5,621,352,690)	$38,013,978	$226,996	$(6,240,018)
	KraneShares MSCI One Belt One Road Index ETF	KraneShares Emerging Markets Consumer Technology Index ETF	KraneShares MSCI China Clean Technology Index ETF	KraneShares Electric Vehicles and Future Mobility Index ETF	KraneShares MSCI All China Health Care Index ETF
Undistributed Ordinary Income	$55,670	$—	$1,438,072	$—	$—
Capital Loss Carryforwards	(3,175,580)	(1,210,621)	—	—	—
Post October Losses	—	(16,617,741)	—	(6,622,573)	(12,054,799)
Qualified Late-Year Loss Deferrals	—	(208,467)	(317,244)	—	(207,713)
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	194,092	(30,139,897)	(42,217,586)	(26,309,625)	(47,485,414)
Other Temporary Differences	—	(3)	(1)	(17,113)	—
Total Distributable Losses	$(2,925,818)	$(48,176,729)	$(41,096,759)	$(32,949,311)	$(59,747,926)

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

	KraneShares Asia Pacific High Income Bond ETF	KraneShares Emerging Markets Healthcare Index ETF	KraneShares MSCI Emerging Markets ex China Index ETF	KraneShares MSCI China ESG Leaders Index ETF	KraneShares CICC China 5G & Semiconductor Index ETF
Undistributed Ordinary Income	$—	$4,560	$187,370	$25,929	$—
Capital Loss Carryforwards	(1,488,485)	(465,867)	—	(172,741)	(7,865,954)
Post October Losses	(2,771,923)	—	—	—	(398,025)
Qualified Late-Year Loss Deferrals	—	—	—	—	(42,808)
Unrealized Depreciation on Investments and Foreign Currency	(1,509,776)	(831,001)	(892,550)	(2,786,964)	(3,859,737)
Other Temporary Differences	104,521	(2)	1	(2)	—
Total Distributable Losses	$(5,665,663)	$(1,292,310)	$(705,179)	$(2,933,778)	$(12,166,524)
	KraneShares CICC China Consumer Leaders Index ETF	KraneShares SSE STAR Market 50 Index ETF	KraneShares Hang Seng TECH Index ETF	KraneShares China Innovation ETF	KraneShares Global Carbon Transformation ETF
Undistributed Ordinary Income	$—	$—	$2,340	$—	$—
Undistributed Long-Term Capital Gain	—	—	—	110,615	—
Capital Loss Carryforwards	(1,814,547)	(4,462,414)	—	—	—
Post October Losses	(2,745,452)	—	(91,191)	—	—
Qualified Late-Year Loss Deferrals	(83,548)	—	—	—	—
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	(15,195,126)	(14,541,082)	(2,069,543)	(752,572)	195,878
Other Temporary Differences	(2)	(4)	—	—	(1)
Total Distributable Earnings/(Loss)	$(19,838,675)	$(19,003,500)	$(2,158,394)	$(641,957)	$195,877

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

	KraneShares Global Carbon Strategy ETF	KraneShares European Carbon Allowance Strategy ETF	KraneShares California Carbon Allowance Strategy ETF
Undistributed Ordinary Income	$132,430,786	$—	$—
Qualified Late-Year Loss Deferrals	—	(682,800)	(231,399)
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	47,339,754	(3,456,707)	(4,487,501)
Other Temporary Differences	1	—	—
Total Distributable Earnings/(Loss)	$179,770,541	$(4,139,507)	$(4,718,900)

Qualified late year ordinary and Post-October capital losses (including currency and specified gain/loss items) represent losses realized from January 1, 2022 through March 31, 2022 and November 1, 2021 through March 31, 2022, respectively, that in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

Other temporary differences primarily consist of late year and specified loss deferrals, PFICs mark to market, perpetual bond adjustments, and book adjustments not recognized for tax.

The Funds have capital loss carryforwards as follows:

KraneShares Funds	Short-Term Loss	Long-Term Loss	Total
KraneShares Bloomberg China Bond Inclusion Index ETF	$10,942	$—	$10,942
KraneShares MSCI One Belt One Road Index ETF	2,303,054	872,526	3,175,580
KraneShares Emerging Markets Consumer Technology Index ETF	1,210,621	—	1,210,621
KraneShares Asia Pacific High Income Bond ETF	862,026	626,459	1,488,485
KraneShares Emerging Markets Healthcare Index ETF	465,867	—	465,867
KraneShares MSCI China ESG Leaders Index ETF	172,741	—	172,741
KraneShares CICC China 5G & Semiconductor Index ETF	7,865,954	—	7,865,954
KraneShares CICC China Consumer Leaders Index ETF	1,814,547	—	1,814,547
KraneShares SSE STAR Market 50 Index ETF	3,293,617	1,168,797	4,462,414

During the year ended March 31, 2022, the following Funds utilized capital loss carryforwards, to offset capital gains:

KraneShares Funds	Amount Utilized
KraneShares MSCI One Belt One Road Index ETF	$970,055
KraneShares MSCI China Clean Technology Index ETF	1,021,417

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

The differences between book and tax-basis unrealized appreciation and depreciation are attributable primarily to the tax deferral of losses on wash sales and investments in PFICs. The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at March 31, 2022, were as follows:

KraneShares Funds	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
KraneShares CICC China Leaders 100 Index ETF	$9,821,114	$957,977	$(705,617)	$252,360
KraneShares CSI China Internet ETF	11,621,759,772	—	(5,145,107,346)	(5,145,107,346)
KraneShares Bosera MSCI China A 50 Connect Index ETF	621,926,853	16,761,279	(79,715,605)	(62,954,326)
KraneShares Bloomberg China Bond Inclusion Index ETF	10,242,680	154,746	(10,705)	144,041
KraneShares MSCI All China Index ETF	22,560,620	739,991	(7,131,735)	(6,391,744)
KraneShares MSCI One Belt One Road Index ETF	8,030,401	1,714,108	(1,516,398)	197,710
KraneShares Emerging Markets Consumer Technology Index ETF	86,224,054	1,070,951	(31,210,848)	(30,139,897)
KraneShares MSCI China Clean Technology Index ETF	189,162,190	12,093,408	(54,310,994)	(42,217,586)
KraneShares Electric Vehicles and Future Mobility Index ETF	337,337,156	23,029,919	(49,332,110)	(26,302,191)
KraneShares MSCI All China Health Care Index ETF	184,767,998	5,972,166	(53,457,580)	(47,485,414)
KraneShares Asia Pacific High Income Bond ETF	26,099,841	78,593	(1,588,370)	(1,509,777)
KraneShares Emerging Markets Healthcare Index ETF	3,295,458	213,542	(1,033,195)	(819,653)
KraneShares MSCI Emerging Markets ex China Index ETF	33,369,277	3,533,924	(4,362,847)	(828,923)
KraneShares MSCI China ESG Leaders Index ETF	10,717,965	435,464	(3,222,428)	(2,786,964)
KraneShares CICC China 5G & Semiconductor Index ETF	25,574,325	985,848	(4,845,585)	(3,859,737)
KraneShares CICC China Consumer Leaders Index ETF	59,771,883	431,066	(15,626,192)	(15,195,126)
KraneShares SSE STAR Market 50 Index ETF	80,037,425	7,427,219	(21,968,301)	(14,541,082)
KraneShares Hang Seng TECH Index ETF	7,267,066	1,352	(2,070,895)	(2,069,543)
KraneShares China Innovation ETF	3,542,264	—	(752,572)	(752,572)

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

KraneShares Funds	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
KraneShares Global Carbon Transformation ETF	$2,497,633	$217,441	$(21,563)	$195,878
KraneShares Global Carbon Strategy ETF	100,757,050	49,081,100	(1,741,346)	47,339,754
KraneShares European Carbon Allowance Strategy ETF	435,816	—	(3,456,707)	(3,456,707)
KraneShares California Carbon Allowance Strategy ETF	1,988,844	—	(4,487,501)	(4,487,501)

Uncertainties in the Chinese tax rules governing the taxation of income distributions and capital gains from investments in A Shares could result in unexpected tax liabilities for the Funds. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by non-Chinese resident investors (including, for example, Qualified Foreign Institutional Investors (“QFII”)) from Chinese companies and those companies which are not Chinese tax residents, but which are deemed to be Chinese tax residents (e.g., under Notice 7). China also imposes withholding tax at a rate of 10% on capital gains derived by non-residents from investment in actual and constructive Chinese resident companies. The Chinese withholding taxes applied to dividends, interest and capital gains may, in principle, be subject to a reduced rate under an applicable Chinese tax treaty, but the application of such treaties in the case of a non-resident (e.g., in the case of a QFII acting on behalf of non-resident investors, such as the Funds) is also uncertain. The imposition of such taxes could have a material adverse effect on the Funds’ returns. The People’s Republic of China (the “PRC”) rules regarding the taxation of non-resident investors are quickly evolving and certain of the tax regulations to be issued by the PRC State Administration of Taxation and/or the PRC Ministry of Finance to clarify matters may apply retrospectively. Such retroactively applied rules may be adverse to the Funds and their shareholders. It is also unclear how China’s value added tax (“VAT”) may be affected by tax treaty provisions. If such a tax is collected, the expenses will be passed on and borne by the Funds. The imposition of such taxes, as well as future changes in applicable PRC tax law, may adversely affect the Funds. If the Funds expect VAT to be imposed, they reserve the right to establish a reserve for such tax. If the Funds establish such a reserve but are not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Funds do not establish such a reserve but ultimately are subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from investments in a Fund. Effective November 17, 2014, QFIIs, RQFIIs (i.e., QFIIs investing in Yuan, rather than foreign currency) and non-Chinese resident investors investing through the Hong Kong-Shanghai Stock Connect are exempted temporarily from the 10% capital gains tax that normally applies to sales of A Shares on a public Chinese exchange (such as the Shanghai Stock Exchange). However, such investors are still required to pay capital gains tax for gains realized on trades executed before November 17, 2014.

On November 7, 2018, China’s Ministry of Finance and the State Administration of Taxation jointly issued Circular 108. This circular announced a three year exemption from corporate income tax withholding (“WHT”) and Value Added Tax (“VAT”) for China-sourced bond interest derived by overseas institutional investors. The WHT and VAT exemptions applied from November 7, 2018 to November 6, 2021 and are expected to be extended through the end of 2025.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

8. CONCENTRATION OF RISKS

As with all ETFs, shareholders of the Funds are subject to the risk that their investment could lose money. Each Fund is subject to certain of the principal risks noted below, any of which may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. A more complete description of principal risks is included in each Fund’s prospectus under the heading “Principal Risks”.

CHINA RISK — The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries. China may be subject to considerable degrees of economic, political and social instability. In addition, the Chinese economy is export-driven and highly reliant on trade with key partners. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions or even the threat of such developments, could lead to significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

The RMB Bond market is volatile with a risk of trading suspensions in particular securities and government interventions. Trading in RMB Bonds may be suspended without warning and for lengthy periods. Information on such trading suspensions, including as to their expected length, may be unavailable. Securities affected by trading suspensions may be or become illiquid. In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make certain Chinese securities illiquid.

In addition, trade relations between the U.S. and China have recently been strained. Worsening trade relations between the two countries could adversely impact the Fund, particularly to the extent that the Chinese government restricts foreign investments in on-shore Chinese companies or the U.S. government restricts investments by U.S. investors in China including by limiting the ability of Chinese issuers to list on the U.S. exchanges. Worsening trade relations may also result in market volatility and volatility in the price of Fund shares. In addition, the U.S government has imposed restrictions on the ability of U.S. investors to hold and/or acquire securities of certain Chinese companies, which may adversely impact the Fund, may mean that the Fund’s Underlying Index may need to adjust its methodology or could increase tracking error for the Fund.

CONCENTRATION RISK — Because the Funds’ assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries or sector. Market conditions, interest rates, and economic, regulatory,

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. Depending on the composition of each Fund’s Underlying Index, the Fund may be subject to principal risks, as outlined in each Fund’s prospectus. Each Fund may have significant exposure to other industries or sectors over time.

CURRENCY RISK — The Funds’ assets will be invested in instruments denominated in foreign currencies and the income received by the Fund may be in foreign currencies. The Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market at the time the Fund wishes to enter into the transaction, or through forward, futures or options contracts to purchase or sell foreign currencies.

The Fund’s NAV is determined on the basis of the U.S. dollar. The Fund may therefore lose value if the local currency of a foreign investment depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies and vice versa. This may adversely affect the Fund’s performance over time.

DERIVATIVES RISK — The use of derivatives (including swaps, futures, forwards, structured notes and options) may involve leverage, which includes risks that are different from, and greater than, the risks associated with investing directly in a reference asset, because a small investment in a derivative can result in a large impact on the Fund and may cause the Fund to be more volatile. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the derivative and that of the reference asset, resulting in unexpected returns that could materially adversely affect the Fund. Certain derivatives (such as swaps and options) are bi-lateral agreements that expose the Fund to counterparty risk, which is the risk of loss in the event that the counterparty to an agreement fails to make required payments or otherwise comply with the terms of derivative. In that case, the Fund may suffer losses potentially equal to, or greater than, the full value of the derivative if the counterparty fails to perform its obligations. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. Counterparty risks are compounded by the fact that there are only a limited number of ways available to invest in certain reference assets and, therefore, there may be few counterparties to swaps or options based on those reference assets. Many derivatives are subject to segregation requirements that require the Fund to segregate the market or notional value of the derivatives, which could impede the portfolio management of the Fund.

EMERGING MARKETS RISK — The Funds’ investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

LIQUIDITY RISK — Certain of the Funds’ investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Funds to suffer significant losses and difficulties in meeting redemptions. Liquidity risk may be the result of, among other things, market turmoil, the reduced number and capacity of traditional market participants, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. In addition, if a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. Certain countries in which the Fund may invest may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash.

MARKET RISK — The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors could cause volatility in global financial markets, negative sentiment and higher levels of Fund redemptions, which could have a negative impact on the Fund and could result in losses. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may also cause the Fund’s investments to become less liquid and subject to erratic price movements. Such market developments may also cause the Fund to encounter difficulties in timely honoring redemptions, especially if market events cause an increased incidence of shareholder redemptions.

NON-DIVERSIFIED FUND RISK — Because a Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

VALUATION RISK — Independent market quotations for the non-U.S. securities held by the Funds may not be readily available and such securities may be fair valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that a Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the securities in which the Funds invest may trade on days that the Funds do not price their shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their holdings.

9. OTHER

At March 31, 2022, all shares issued by the Funds were in Creation Unit aggregations to Authorized Participants through primary market transactions (e.g., transactions directly with the Funds). However, the individual shares that make up those Creation Units are traded on the Exchange (e.g., secondary market transactions). Some of those individual shares have been bought and sold by persons that are not Authorized Participants. Each Authorized Participant has entered into an agreement with the Funds’ Distributor.

Notes to Financial Statements/Consolidated Notes to Financial Statements (concluded)

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known.

10. INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

11. SUBSEQUENT EVENTS

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of the date the financial statements were issued.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
KraneShares Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities and the consolidated statements of assets and liabilities of the funds listed in the Appendix, twenty-three of the funds comprising KraneShares Trust (collectively, the Funds), including the schedules of investments and the consolidated schedules of investments, as of March 31, 2022, the related statements of operations and consolidated statements of operations for the year or period listed in the Appendix, the statements of changes in net assets and consolidated statements of changes in net assets for each of the years or periods in the two-year period listed in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights and consolidated financial highlights for each of the years or periods in the five-year period listed in the Appendix. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of its operations for the year or period listed in the Appendix, the changes in its net assets for each of the years or periods in the two-year period listed in the Appendix, and the financial highlights for each of the years or periods in the five-year period listed in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more KraneShares investment companies since 2017.

Philadelphia, Pennsylvania

May 31, 2022

Report of Independent Registered Public Accounting Firm (continued)

Appendix

Funds with commencement of operations prior to March 31, 2018:

KraneShares CICC China Leaders 100 Index ETF

KraneShares CSI China Internet ETF

KraneShares Bosera MSCI China A 50 Connect Index ETF (formerly, KraneShares Bosera MSCI China A Share ETF)

KraneShares Bloomberg China Bond Inclusion Index ETF (formerly, KraneShares Bloomberg Barclays China Bond Inclusion Index ETF)

KraneShares MSCI All China Index ETF

KraneShares MSCI One Belt One Road Index ETF

KraneShares Emerging Markets Consumer Technology Index ETF

KraneShares MSCI China Clean Technology Index ETF

KraneShares Electric Vehicles and Future Mobility Index ETF

KraneShares MSCI All China Health Care Index ETF

Statement of operations for the year ended March 31, 2022

Statements of changes in net assets for each of the years in the two-year period ended March 31, 2022

Financial highlights each of the years in the five-year period ended March 31, 2022

Funds with commencement of operations during the year ended March 31, 2019:

KraneShares Asia Pacific High Income Bond ETF (formerly, KraneShares Asia Pacific High Yield Bond ETF)

KraneShares Emerging Markets Healthcare Index ETF

Statement of operations for the year ended March 31, 2022

Statements of changes in net assets for each of the years in the two-year period ended March 31, 2022

Financial highlights each of the years or periods in the four-year period ended March 31, 2022

Funds with commencement of operations during the year ended March 31, 2020:

KraneShares MSCI Emerging Markets ex China Index ETF

Statement of operations for the year ended March 31, 2022

Statements of changes in net assets for each of the years in the two-year period ended March 31, 2022

Financial highlights each of the years or periods in the three-year period ended March 31, 2022

Funds with commencement of operations during the year ended March 31, 2021:

KraneShares MSCI China ESG Leaders Index ETF

Statement of operations for the year ended March 31, 2022

Statements of changes in net assets and the financial highlights for the period from July 28, 2020 (commencement of operations) through March 31, 2021 and the year ended March 31, 2022

KraneShares CICC China 5G & Semiconductor Index ETF

Statement of operations for the year ended March 31, 2022

Statements of changes in net assets and the financial highlights for the period from November 23, 2020 (commencement of operations) through March 31, 2021 and the year ended March 31, 2022

Report of Independent Registered Public Accounting Firm (concluded)

KraneShares CICC China Consumer Leaders Index ETF

Statement of operations for the year ended March 31, 2022

Statements of changes in net assets and the financial highlights for the period from December 8, 2020 (commencement of operations) through March 31, 2021and the year ended March 31, 2022

KraneShares SSE Star Market 50 Index ETF

Statement of operations for the year ended March 31, 2022

Statements of changes in net assets and the financial highlights for the period from January 26, 2021 (commencement of operations) through March 31, 2021 and the year ended March 31, 2022

KraneShares Global Carbon Strategy ETF (formerly, KraneShares Global Carbon ETF)

Consolidated statement of operations for the year ended March 31, 2022

Consolidated statements of changes in net assets and the consolidated financial highlights for the period from July 29, 2020 (commencement of operations) through March 31, 2021 and the year ended March 31, 2022

Funds with commencement of operations during the year ended March 31, 2022:

KraneShares Heng Seng TECH Index ETF

Statements of operations and changes in net assets and the financial highlights for the period from June 8, 2021 (commencement of operations) through March 31, 2022

KraneShares China Innovation ETF

Statements of operations and changes in net assets and the financial highlights for the period from October 5, 2021 (commencement of operations) through March 31, 2022

KraneShares Global Carbon Transformation ETF

Statements of operations and changes in net assets and the financial highlights for the period from March 16, 2022 (commencement of operations) through March 31, 2022

KraneShares European Carbon Allowance Strategy ETF (formerly, KraneShares European Carbon Allowance ETF)

KraneShares California Carbon Allowance Strategy ETF (formerly, KraneShares California Carbon Allowance ETF)

Consolidated statements of operations and changes in net assets and the consolidated financial highlights for the period from October 4, 2021 (commencement of operations) through March 31, 2022

Trustees and Officers of the Trust (Unaudited)

March 31, 2022

Set forth below are the names, addresses, years of birth, positions with the Trust, terms of office and lengths of time served; the principal occupations for the last five years; number of Funds in fund complex overseen; and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge, upon request, by calling 1-855-857-2638. The following chart lists Trustees and Officers as of March 31, 2022.

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee[2]
Jonathan Krane[1] (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee and Chairman of the Board, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present. Chief Executive Officer of Krane Portfolio Advisors, LLC from 2018 to present. Principal of Krane Capital LLC from 2009 to 2011.	34	None
Independent Trustees[2]
Patrick P. Campo (1970) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2017	From 2019 to present, Director of Research and from 2013 to 2019 Director of Long Short Equity, Titan Advisors.	34	None
John Ferguson (1966) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2012	Chief Operating Officer of Shrewsbury River Capital from 2017 to 2020. Chief Operating Officer of Kang Global Investors LP (hedge fund adviser) from 2014 to 2016. President of Alden Global Capital, LLC (hedge fund adviser) from 2012 to 2014 (formerly, Chief Operating Officer from 2011 to 2012). Senior Managing Director and Chief Operating Officer of K2 Advisors, LLC from 2005 to 2011.	34	None

Trustees and Officers of the Trust (Unaudited) (continued)

March 31, 2022

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees[2]
Matthew Stroyman (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2012	Founder and President of BlackRidge Ventures from 2018 to present (principal investment activities and strategic advisory services in a variety of industries to clients and partners that include institutional investment firms, family offices and high net-worth individuals). Co-Founder, President and Chief Operating Officer of Arcturus (real estate asset and investment management services firm) from 2007 to 2017.	34	None
Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Officer	Other Directorships Held by Officer
Officers[2]
Jonathan Krane (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Principal Executive Officer and Principal Financial Officer, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present. Chief Executive Officer of Krane Portfolio Advisors, LLC from 2018 to present. Principal of Krane Capital LLC from 2009 to 2011.	34	None
Jennifer Tarleton (formerly Krane) (1966) 280 Park Avenue 32nd Floor New York, New York, 10017	Vice President and Secretary, No set term; served since 2012	Vice President of Krane Funds Advisors, LLC from 2011 to present.	34	None

Trustees and Officers of the Trust (Unaudited) (concluded)

March 31, 2022

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Officer	Other Directorships Held by Officer
Officers[2]
Michael Quain (1957) 280 Park Avenue 32nd Floor New York, New York, 10017	Chief Compliance Officer and AntiMoney Laundering Officer, No Set Term; served since 2015	Principal/President of Quain Compliance Consulting, LLC from 2014 to present. First Vice President of Aberdeen Asset Management Inc. from May 2013 to September 2013.	34	None
Eric Olsen (1970) SEI Investments Company One Freedom Valley Drive Oaks, PA 19456	Assistant Treasurer, No set term; served since 2021	Director of Accounting, SEI Investments Global Fund Services (March 2021 to present); Deputy Head of Fund Operations, Traditional Assets, Aberdeen Standard Investments (August 2013 to February 2021).	34	None
David Adelman (1964) 280 Park Avenue 32nd Floor New York, New York, 10017	Assistant Secretary, No set term; served since 2021	Managing Director and the General Counsel, Krane Fund Advisors, LLC from 2021. Partner, Reed Smith LLP from 2015 to 2021	34	None
Jonathan Shelon (1974) 280 Park Avenue 32nd Floor New York, New York, 10017	Assistant Secretary, No set term; served since 2019	Chief Operating Officer, Krane Funds Advisors, LLC from 2015 to present. Chief Operating Officer, CICC Wealth Management (USA) LLC from 2018 to present. Chief Investment Officer of Specialized Strategies, J.P. Morgan from 2011 to 2015.	34	None

1       Mr. Krane is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Adviser.

2       Each Trustee serves until his or her successor is duly elected or appointed and qualified.

Approval of Advisory Agreements (Unaudited)

Approval of Advisory Agreement for KraneShares China Innovation ETF

At a meeting held on March 30-31, 2021, the Board of Trustees (the “Board”) of KraneShares Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the existing investment advisory agreement (the “KFA Agreement”) between Krane Funds Advisors, LLC (“Krane”) and the Trust on behalf of KraneShares China Innovation ETF the “New Fund”).

In advance of the meeting, and at a separate meeting of the Independent Trustees in executive session held on March 30, 2021, the Board received and considered information provided by Krane in response to the Independent Trustees’ written request related to the Board’s consideration of the KFA Agreement with respect to the New Fund. The Board noted that it will consider information at each of its regularly scheduled meetings related to, among other matters, the services provided to the New Fund by Krane. The Board also noted that the Independent Trustees receive additional information from Krane outside of the regularly scheduled Board meetings and at executive sessions held by the Independent Trustees. As a result, the Board considered that its evaluation process with respect to Krane and is an ongoing one.

In evaluating the KFA Agreement the Board considered, among other matters: (1) the nature, extent, and quality of the services to be provided to the New Fund by Krane; (2) the proposed compensation to be paid by the New Fund under the KFA Agreement; (3) the estimated costs of the services to be provided by Krane and the profitability expectations of Krane with respect to its relationship with the New Fund; (4) the extent to which economies of scale could be realized as the New Fund grows and whether the unitary fee charged under the KFA Agreement will enable investors in the New Fund to share in any such economies of scale; and (5) other benefits Krane anticipates it may receive from its relationship with the New Fund.

Nature, Extent and Quality of Services

Based on written and oral reports received by the Board prior to and at the March 30, 2021 executive session of the Independent Trustees and the March 30-31, 2021 meeting of the Board, the Board considered the nature, quality, and extent of the overall services to be provided by Krane to the New Fund under the KFA Agreement. The Board considered Krane’s responsibilities under the KFA Agreement.

The Board took note of the qualifications, background and responsibilities of Krane’s senior personnel that will provide services to the New Fund, particularly in light of the ability of the New Fund to invest a small portion of its portfolio in pre-IPO securities. The Board recognized that Krane invested significant time and effort in structuring the Trust and the New Fund, to assess the market appeal and the investment strategy of the New Fund, and arranging service providers for the Trust. The Board noted that the New Fund will be able to take advantage of the existing securities lending program established by Krane for the benefit of certain series of the Trust. The Board noted that Krane continually evaluates its existing compliance and operational staff and that Krane has consistently sought to retain qualified and experienced staff in these areas as its business has grown. The Board considered the background of recently hired personnel in the legal and compliance function and the corporate strategy function at Krane. The Board also considered the financial condition of Krane and its current ownership structure. The Board noted that Krane is part of a larger family of investment management firms with significant resources, including administrative resources utilized by Krane.

Approval of Advisory Agreements (Unaudited) (continued)

The Board considered that Krane will be responsible for establishing and monitoring the New Fund’s investment program and performance and noted the time and effort spent by Krane to develop the New Fund’s investment program. The Board noted that the New Fund will operate as a fund-of-funds investing in other exchange-traded funds (“ETFs”) managed by Krane. The Board considered that the New Fund’s investments in underlying ETFs will provide shareholders with investment exposure to a combined portfolio of ETFs that provide unique exposure to various market sectors and limited exposure to pre-IPO opportunities identified by Krane.

Investment Performance

The Board noted that, because the New Fund has not yet commenced investment operations, it has no investment performance. The Board noted that once the New Fund commences operations the Board will receive regular reports regarding the New Fund’s performance relative to a broad Morningstar peer group, as well as a select group of competitors identified by Krane. The Board also considered that at its regular meetings it will receive information regarding the New Fund’s tracking error against the performance of an identified underlying index. The Board considered the proposed underlying index for the New Fund. The Board discussed its experience with Krane’s management of existing operational series of the Trust that pursue different investment strategies.

Compensation

The Board considered that pursuant to the KFA Agreement, Krane will enter into a unitary advisory fee arrangement for the New Fund. Under the unitary fee arrangement, Krane will be responsible for paying most of the expenses incurred by the New Fund, including those of the New Fund’s principal service providers. The Board noted that, under the unitary fee structure, Krane takes the risk that the New Fund may not be successful in raising assets. The Board considered that the New Fund’s will have exposure to a limited number of pre-IPO investment opportunities and considered the model portfolio approach to allocations among underlying ETFs. The Board reviewed and considered the proposed fees to be paid by the New Fund in light of the nature, quality and extent of the services provided or obtained by Krane.

Costs and Profitability

The Board considered the estimated cost of Krane’s services with respect to the New Fund. The Board noted that, because the New Fund has not yet launched, it was difficult to estimate how profitable it would be to Krane. The Independent Trustees received information from Krane regarding its financial stability and its overall profitability and discussed with Krane’s management how launching the Funds could impact such profitability. The Board considered information previously provided by Krane regarding the cost of its services and its profitability with respect to the existing operational series of the Trust. The Board noted Krane’s commitment to the New Fund, including its proposal to implement a unitary fee structure under which it will bear many of the New Fund’s expenses.

Other Benefits

The Board considered the extent to which Krane could derive ancillary benefits from the New Fund’s operations, including benefits to Krane as a result of its ability to use the New Fund’s assets to engage in soft dollar transactions. The Board considered that, because the New Fund will be a fund-of-funds, Krane will benefit from increased assets in underlying ETFs managed by Krane.

Approval of Advisory Agreements (Unaudited) (continued)

Economies of Scale

The Board considered whether Krane would realize economies of scale with respect to its services as the New Fund grows larger, including the extent to which this is reflected in the level of fees to be paid by the New Fund. The Board noted that the New Fund’s proposed advisory fee does not includes breakpoints, and considered that it is not possible — before the commencement of investment operations — to accurately evaluate potential economies of scale. The Board also noted that Krane continues to reinvest a portion of its profits in its business, including through the addition of compliance and operations personnel, and that any economies of scale could be shared with the New Fund in this manner. Based on these and other considerations, including that the New Fund is newly organized, the Board considered economies of scale not to be a material factor in its consideration of the Agreements.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors in their review of the KFA Agreement. The Board reviewed a memorandum from Independent Trustee counsel discussing the legal standards and judicial precedent applicable to its consideration of the KFA Agreement. The Board noted that, consistent with its approach to other series of the Trust, it will continue to monitor the New Fund at its regular meetings, during executive sessions of the Independent Trustees and outside of the Board meetings. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangements, as outlined in the KFA Agreement, were reasonable in light of the factors considered by the Board.

Approval of Advisory Agreements (Unaudited) (continued)

Approval of Advisory Agreement for KraneShares Global Carbon Transformation ETF

At a meeting held on March 2-3, 2022, the Board of Trustees (the “Board”) of KraneShares Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the existing investment advisory agreement (the “Agreement”) between Krane Funds Advisors, LLC (“Krane”) and the Trust, on behalf of KraneShares Global Carbon Transformation ETF (“KGHG” or the “Fund”).

In advance of the meeting, and at a separate meeting of the Independent Trustees in executive session held on March 2, 2022, the Board received and considered information provided by Krane in response to the Independent Trustees’ written request related to the Board’s consideration of the Agreement. The Board also noted that it also considers information at each of its regularly scheduled meetings related to, among other matters, the services provided by Krane and the sub-advisers to various series of the Trust, which will include the Fund. The Board considered that the Independent Trustees also receive additional information outside of regularly scheduled Board meetings and at executive sessions held by the Independent Trustees. As a result, the Board considered that its evaluation process with respect to Krane is an ongoing one.

In evaluating the Agreement, the Board considered, among other matters: (1) the nature, extent, and quality of the services to be provided to the Fund by Krane; (2) the proposed compensation to be paid by the Fund under the Agreement; (3) the estimated costs of the services to be provided by Krane and the profitability expectations of Krane with respect to its relationship with the Fund; (4) the extent to which economies of scale could be realized as the Fund grows and whether the unitary fee charged under the Agreement will enable investors in the Fund to share in any such economies of scale; and (5) other benefits Krane anticipates it may receive from its relationship with the Fund.

Nature, Extent and Quality of Services

Based on written and oral reports received by the Board prior to and at the March 2, 2022 executive session of the Independent Trustees and March 2-3, 2022 meeting of the Board, the Board considered the nature, quality, and extent of the overall services to be provided by Krane to the Fund under the Agreement.

The Board reviewed the extensive experience of Roger Mortimer, the proposed portfolio manager of KGHG, with whom the Board met and had an opportunity to question regarding his background and expectations for KGHG.

The Board recognized that Krane invests significant time and effort in structuring new series of the Trust. They considered the time expended by Krane to structure the Fund, including assessing the market appeal and the investment strategy of the Fund, and arranging service providers for the Trust. The Board noted that Krane continually evaluates its existing compliance and operational staff and that Krane has consistently sought to retain qualified and experienced staff in these areas as its business has grown. The Board also considered Krane’s current ownership structure, financial strength and long-term strategic plans. The Board noted that Krane is part of a family of investment management firms with significant resources, including administrative resources utilized by Krane.

Investment Performance

The Board noted that, because the Fund had not yet commenced investment operations, it has no investment performance. The Board noted that once the Fund commenced operations the Board

Approval of Advisory Agreements (Unaudited) (continued)

will receive regular reports regarding the Fund’s performance relative to its broad Morningstar peer group, as well as a select group of competitors identified by Krane. The Board also considered that at its regular meetings it will receive information regarding the Fund against the performance of an identified index.

Compensation

The Board considered that, pursuant to the Agreement, Krane will enter into a unitary advisory fee arrangement for the Fund. Under the unitary fee arrangement, Krane will be responsible for paying most of the expenses incurred by the Fund, including those of the Fund’s principal service providers. The Board noted that, under the unitary fee structure, Krane takes the risk that the Fund may not be successful in raising assets.

Costs and Profitability

The Board considered the estimated cost of Krane’s services with respect to the Fund. The Board noted that, because the Fund had not yet launched, it was difficult to estimate how profitable it would be to Krane, although the Board recognized that the Fund will leverage procedures and systems put in place in connection with management of other series of the Trust. The Independent Trustees received information from Krane regarding its overall profitability and discussed with Krane’s management how launching the Fund could impact such profitability. The Board considered information previously provided by Krane regarding the cost of its services and its profitability with respect to the existing operational series of the Trust. The Board noted Krane’s continuing commitment to operating the Trust, and considered its proposal to implement a unitary fee structure under which it will bear many of the Fund’s expenses.

Other Benefits

The Board considered the extent to which Krane could derive ancillary benefits from the Fund’s operations. They noted that it was unlikely that the Fund would participate in the Trust’s securities lending program, and considered whether Krane would benefit as a result of its ability to use the Fund’s assets to engage in soft dollar transactions. The Board did not observe any other potential benefits to be realized by Krane from its relationship with the Fund.

Economies of Scale

The Board considered whether Krane would realize economies of scale with respect to its services as the Fund grows larger, including the extent to which this is reflected in the level of fees to be paid by the Fund. The Board noted that the Fund’s proposed advisory fee does not include breakpoints, and considered that it is not possible — before the commencement of investment operations — to accurately evaluate potential economies of scale. The Board also noted that Krane continues to reinvest a portion of its profits in their business, including through the evolution of its compliance infrastructure, and that any economies of scale could be shared with the Fund in this manner. Based on these and other considerations, including that the Fund is newly organized, the Board considered economies of scale not to be a material factor in its consideration of the Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors in their review of the Agreement. The Board reviewed a memorandum from Independent Trustee counsel discussing the legal standards and

Approval of Advisory Agreements (Unaudited) (continued)

judicial precedent applicable to its consideration of the Agreement. The Board noted that, consistent with its approach to other series of the Trust, it will continue to monitor the Fund at its regular meetings, during executive sessions of the Independent Trustees and outside of the Board meetings. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Agreement, was reasonable in light of the factors considered by the Board.

Approval of Advisory Agreement for KraneShares European Carbon Allowance Strategy ETF and KraneShares California Carbon Allowance Strategy ETF

At a meeting held on August 31-September 1, 2021, the Board of Trustees (the “Board”) of KraneShares Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the following:

•   the existing investment advisory agreement (the “KFA Agreement”) between Krane Funds Advisors, LLC (“Krane”) and the Trust, on behalf of the following new series of the Trust (each, a “Fund” and, collectively, the “Funds”):

•   KraneShares European Carbon Allowance Strategy ETF; and

•   KraneShares California Carbon Allowance Strategy ETF;

•   the existing non-discretionary sub-advisory agreement between Climate Finance Partners LLC (“CFP”) and Krane, on behalf of each of the Funds (the “CFP Agreement”);

•   an investment advisory agreement between each of KraneShares European Carbon Subsidiary, Ltd. and KraneShares California Carbon Subsidiary, Ltd., each of which is a controlled foreign corporation of one of the Funds (each, a “Subsidiary” and, collectively, the “Subsidiaries”) and Krane (together with the KFA Agreement, the “Advisory Agreements”);

•   a non-discretionary sub-advisory agreement between CFP and Krane on behalf of each Subsidiary (together with the CFP Agreement, the “Sub-Advisory Agreements”);

The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

In advance of the meeting, and at a separate meeting of the Independent Trustees in executive session held on August 31, 2021, the Board received and considered information provided by Krane and CFP in response to the Independent Trustees’ written request related to the Board’s consideration of the KFA Agreement and the CFP Agreement, respectively, with respect to the Funds. The Board noted that it also considers information at each of its regularly scheduled meetings related to, among other matters, the services provided by Krane and the sub-advisers to various series of the Trust, which will include the Funds. The Board also noted that the Independent Trustees receive additional information outside of regularly scheduled Board meetings and at executive sessions held by the Independent Trustees. As a result, the Board considered that its evaluation process with respect to Krane and CFP and is an ongoing one.

In evaluating the Agreements, the Board considered, among other matters: (1) the nature, extent, and quality of the services to be provided to the Funds by Krane and CFP; (2) the proposed compensation to be paid by the Funds under the KFA Agreement and fees payable to CFP under the CFP Agreement; (3) the estimated costs of the services to be provided by Krane and the profitability expectations of Krane with respect to its relationship with the Funds; (4) the extent to which economies of scale

Approval of Advisory Agreements (Unaudited) (continued)

could be realized as the Funds grow and whether the unitary fee charged under the KFA Agreement will enable investors in the Funds to share in any such economies of scale; and (5) other benefits Krane and CFP anticipates it may receive from its relationship with the Funds.

Nature, Extent and Quality of Services

Based on written and oral reports received by the Board prior to and at the August 31, 2021 executive session of the Independent Trustees and August 31-September 1, 2021 meeting of the Board, the Board considered the nature, quality, and extent of the overall services to be provided by Krane to the Funds under the Advisory Agreements and CFP under the Sub-Advisory Agreements.

The Board took note of the qualifications, background and responsibilities of Krane’s senior personnel that will provide services to the Funds, noting the significant experience of the Krane’s personnel with respect to trading in futures and their experience with CFP in connection with KraneShares Global Carbon Strategy ETF (“KRBN”), an existing series of the Trust. The Board considered that CFP will provide non-discretionary advice and that Krane will be responsible or the day-to-day management of the Funds.

The Board considered that Krane invested significant time and effort in structuring the Trust and in working with CFP to structure the Funds, including assessing the market appeal and the investment strategy of each Fund, and arranging service providers for the Trust. The Board noted that Krane continually evaluates its existing compliance and operational staff and that Krane has consistently sought to retain qualified and experienced staff in these areas as its business has grown. The Board also considered Krane’s current ownership structure, noting that it is part of a larger family of investment management firms with significant resources, including administrative resources utilized by Krane.

The Board considered that it had to the opportunity to meet with key investment personnel from CFP and that it received information related to such personnel and their experience. The Board took note of the qualifications, background and responsibilities of CFP’s senior personnel who will provide services to the Funds, including their significant experience investing in the carbon credit markets. The Board noted CFP’s continued cooperation with Krane’s operational and compliance staff and recognized its continued influence on compliance.

Investment Performance

The Board noted that, because the Funds have not yet commenced investment operations, they have no investment performance. The Board noted that once New Funds commence operations the Board will receive regular reports regarding the Funds’ performance relative to their respective broad Morningstar peer group, as well as a select group of competitors identified by Krane. The Board also considered that at its regular meetings it will receive information regarding each Fund’s tracking error against the performance of an identified underlying index. The Board discussed its experience with respect to Krane’s management and CFP’s non-discretionary sub-advisory services to KRBN.

Compensation

The Board considered that pursuant to the KFA Agreement, Krane will enter into a unitary advisory fee arrangement for the Funds. Under the unitary fee arrangement, Krane will be responsible for paying most of the expenses incurred by the Funds, including those of the Funds’ principal service providers. The Board noted that, under the unitary fee structure, Krane takes the risk that the Funds may not be successful in raising assets. The Board considered that each Fund will have exposure to discreet regional carbon credit markets which may limit the size of the relevant carbon credit market.

Approval of Advisory Agreements (Unaudited) (concluded)

The Board considered that, although it received information at this meeting regarding the proposed fees to be paid to CFP under the Sub-Advisory Agreements, such fees reflected the arm’s-length nature of the relationship between Krane and CFP with respect to the negotiation of sub-advisory fee rates. The Board determined that such sub-advisory fees were supportive of the nature and quality of the non-discretionary services to be provided by CFP to Krane on behalf of the Funds.

Costs and Profitability

The Board considered the estimated cost of Krane’s services with respect to the Funds. The Board noted that, because the Funds have not yet launched, it was difficult to estimate how profitable they would be to Krane, although the Board recognized that the Funds will leverage procedures and systems put in place in connection with management of KRBN. The Independent Trustees received information from Krane regarding its overall profitability and discussed with Krane’s management how launching the Funds could impact such profitability. The Board considered information previously provided by Krane regarding the cost of its services and its profitability with respect to the existing operational series of the Trust, including KRBN. The Board noted Krane’s commitment to the Funds, including its proposal to implement a unitary fee structure under which it will bear many of each Fund’s expenses.

Other Benefits

The Board considered the extent to which Krane or CFP could derive ancillary benefits from the Funds’ operations, including benefits to Krane as a result of its ability to use the Funds’ assets to engage in soft dollar transactions. The Board also noted that Krane and certain of its executives hold minority ownership interests in CFP, and that they would therefore benefit from CFP’s success and profitability. The Board did not observe any other potential benefits to be realized by Krane from its relationship with the Funds.

Economies of Scale

The Board considered whether Krane would realize economies of scale with respect to its services as the Funds grow larger, including the extent to which this is reflected in the level of fees to be paid by the Funds. The Board noted that the Funds’ proposed advisory fee does not includes breakpoints, and considered that it is not possible — before the commencement of investment operations—to accurately evaluate potential economies of scale. The Board also noted that Krane and CFP both continue to reinvest a portion of their profits in their respective business, including through the evolution of each firm’s compliance infrastructure, and that any economies of scale could be shared with the Funds in this manner. Based on these and other considerations, including that the Funds are newly organized, the Board considered economies of scale not to be a material factor in its consideration of the Agreements.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors in their review of the Agreements. The Board reviewed a memorandum from Independent Trustee counsel discussing the legal standards and judicial precedent applicable to its consideration of the Agreements. The Board noted that, consistent with its approach to other series of the Trust, it will continue to monitor the Funds at its regular meetings, during executive sessions of the Independent Trustees and outside of the Board meetings. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangements, as outlined in the Agreements, were reasonable in light of the factors considered by the Board.

Disclosure of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage expenses; and (2) ongoing costs. All Exchange Traded Funds (“ETFs”) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, commissions, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. In addition, a shareholder is responsible for brokerage fees as a result of their investment in the Fund. Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2021 to March 31, 2022).

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return.    This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return.    This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including brokerage commissions on the purchases and sale of Fund shares. Therefore, the expense examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs had been included, your costs would have been higher.

Disclosure of Fund Expenses (Unaudited) (continued)

	Beginning Account Value 10/1/2021	Ending Account Value 3/31/2022	Annualized Expense Ratios	Expenses Paid During Period(1)
KraneShares CICC China Leaders 100 Index ETF
Actual Fund Return	$1,000.00	$1,031.60	0.68%	$3.44
Hypothetical 5% Return	1,000.00	1,021.54	0.68	3.43
KraneShares CSI China Internet ETF
Actual Fund Return	$1,000.00	$673.70	0.69%	$2.88
Hypothetical 5% Return	1,000.00	1,021.49	0.69	3.48
KraneShares Bosera MSCI China A 50 Connect Index ETF
Actual Fund Return	$1,000.00	$883.70	0.58%	$2.72
Hypothetical 5% Return	1,000.00	1,022.04	0.58	2.92
KraneShares Bloomberg China Bond Inclusion Index ETF
Actual Fund Return	$1,000.00	$1,028.00	0.48%	$2.43
Hypothetical 5% Return	1,000.00	1,022.54	0.48	2.42
KraneShares MSCI All China Index ETF
Actual Fund Return	$1,000.00	$845.90	0.48%	$2.21
Hypothetical 5% Return	1,000.00	1,022.54	0.48	2.42
KraneShares MSCI One Belt One Road Index ETF
Actual Fund Return	$1,000.00	$929.10	0.78%	$3.75
Hypothetical 5% Return	1,000.00	1,021.04	0.78	3.93
KraneShares Emerging Markets Consumer Technology Index ETF
Actual Fund Return	$1,000.00	$668.60	0.59%	$2.45
Hypothetical 5% Return	1,000.00	1,021.99	0.59	2.97
KraneShares MSCI China Clean Technology Index ETF
Actual Fund Return	$1,000.00	$834.10	0.78%	$3.57
Hypothetical 5% Return	1,000.00	1,021.04	0.78	3.93
KraneShares Electric Vehicles and Future Mobility Index ETF
Actual Fund Return	$1,000.00	$909.60	0.70%	$3.33
Hypothetical 5% Return	1,000.00	1,021.44	0.70	3.53
KraneShares MSCI All China Health Care Index ETF
Actual Fund Return	$1,000.00	$728.30	0.65%	$2.80
Hypothetical 5% Return	1,000.00	1,021.69	0.65	3.28
KraneShares Asia Pacific High Income Bond ETF
Actual Fund Return	$1,000.00	$834.30	0.68%	$3.11
Hypothetical 5% Return	1,000.00	1,021.54	0.68	3.43
KraneShares Emerging Markets Healthcare Index ETF
Actual Fund Return	$1,000.00	$793.90	0.79%	$3.53
Hypothetical 5% Return	1,000.00	1,020.99	0.79	3.98
KraneShares MSCI Emerging Markets ex China Index ETF
Actual Fund Return	$1,000.00	$975.20	0.23%	$1.13
Hypothetical 5% Return	1,000.00	1,023.79	0.23	1.16
KraneShares MSCI China ESG Leaders Index ETF
Actual Fund Return	$1,000.00	$797.80	0.59%	$2.64
Hypothetical 5% Return	1,000.00	1,021.99	0.59	2.97

Disclosure of Fund Expenses (Unaudited) (concluded)

	Beginning Account Value 10/1/2021	Ending Account Value 3/31/2022	Annualized Expense Ratios	Expenses Paid During Period(1)
KraneShares CICC China 5G & Semiconductor Index ETF
Actual Fund Return	$1,000.00	$813.50	0.65%	$2.94
Hypothetical 5% Return	1,000.00	1,021.69	0.65	3.28
KraneShares CICC China Consumer Leaders Index ETF
Actual Fund Return	$1,000.00	$837.70	0.68%	$3.12
Hypothetical 5% Return	1,000.00	1,021.54	0.68	3.43
KraneShares SSE STAR Market 50 Index ETF
Actual Fund Return	$1,000.00	$799.00	0.89%	$3.99
Hypothetical 5% Return	1,000.00	1,020.49	0.89	4.48
KraneShares Hang Seng TECH Index ETF
Actual Fund Return	$1,000.00	$738.60	0.68%	$2.95
Hypothetical 5% Return	1,000.00	1,021.54	0.68	3.43
KraneShares China Innovation ETF
Actual Fund Return(2)	$1,000.00	$1,000.00	0.25%	$1.25
Hypothetical 5% Return	1,000.00	1,023.69	0.25	1.26
KraneShares Global Carbon Transformation ETF
Actual Fund Return(3)	$1,000.00	$1,078.40	0.89%	$0.38
Hypothetical 5% Return	1,000.00	1,020.49	0.89	4.48
KraneShares Global Carbon Strategy ETF
Actual Fund Return	$1,000.00	$1,143.80	0.87%	$4.65
Hypothetical 5% Return	1,000.00	1,020.59	0.87	4.38
KraneShares European Carbon Allowance Strategy ETF
Actual Fund Return(4)	$1,000.00	$1,152.40	0.87%	$4.57
Hypothetical 5% Return	1,000.00	1,020.59	0.87	4.38
KraneShares California Carbon Allowance Strategy ETF
Actual Fund Return(4)	$1,000.00	$1,030.80	0.91%	$4.51
Hypothetical 5% Return	1,000.00	1,020.39	0.91	4.58

(1)    Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period) unless otherwise indicated.

(2)    Expenses are equal to Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 177/365 (to reflect the period from 10/5/21- 3/31/22).

(3)    Expenses are equal to Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 15/365 (to reflect the period from 3/15/22 - 3/31/22).

(4)    Expenses are equal to Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 178/365 (to reflect the period from 10/4/21- 3/31/22).

Notice To Shareholders (Unaudited)

For shareholders that do not have a March 31, 2022 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2022 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2022, the Funds are designating the following items with regard to distributions paid during the year.

Return of Capital(1)	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(2)	Qualifying Dividend Income(3)	U.S. Government Interest(4)	Interest Related Dividends(5)	Short Term Capital Gain Dividends(6)	Foreign Tax Credit
KraneShares CICC China Leaders 100 Index ETF(7)
0.00%	52.04%	47.96%	100.00%	0.00%	78.21%	0.00%	0.01%	100.00%	2.89%
KraneShares CSI China Internet ETF
0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
KraneShares Bosera MSCI China A 50 Connect Index ETF(7)
0.00%	88.40%	11.60%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	1.65%
KraneShares Bloomberg China Bond Inclusion Index ETF
0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
KraneShares MSCI All China Index ETF(7)
0.00%	68.20%	31.80%	100.00%	0.31%	90.39%	0.00%	0.00%	0.00%	3.17%
KraneShares MSCI One Belt One Road Index ETF(7)
0.00%	0.00%	100.00%	100.00%	0.00%	87.80%	0.00%	0.00%	0.00%	13.53%
KraneShares Emerging Markets Consumer Technology Index ETF
0.00%	0.00%	100.00%	100.00%	0.00%	13.80%	0.00%	0.00%	100.00%	0.00%
KraneShares MSCI China Clean Technology Index ETF(7)
0.00%	0.87%	99.13%	100.00%	0.00%	50.39%	0.00%	0.00%	0.00%	5.05%
KraneShares Electric Vehicles and Future Mobility Index ETF(7)
0.00%	24.86%	75.14%	100.00%	1.84%	4.23%	0.00%	0.01%	100.00%	1.10%
KraneShares MSCI All China Health Care Index ETF
0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
KraneShares Asia Pacific High Income Bond ETF
15.82%	0.00%	84.18%	100.00%	0.00%	0.00%	0.00%	0.06%	0.00%	0.00%
KraneShares Emerging Markets Healthcare Index ETF
0.00%	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.01%	0.00%	0.00%
KraneShares MSCI Emerging Markets ex China Index ETF(7)
0.00%	45.62%	54.38%	100.00%	0.62%	45.69%	0.00%	0.00%	0.00%	10.28%
KraneShares MSCI China ESG Leaders Index ETF(7)
0.00%	0.00%	100.00%	100.00%	0.56%	38.33%	0.00%	0.00%	100.00%	4.62%
KraneShares CICC China 5G & Semiconductor Index ETF
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
KraneShares CICC China Consumer Leaders Index ETF(7)
0.00%	0.00%	100.00%	100.00%	4.38%	100.00%	0.00%	0.01%	0.00%	19.70%

Notice To Shareholders (Unaudited) (continued)

Return of Capital(1)	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(2)	Qualifying Dividend Income(3)	U.S. Government Interest(4)	Interest Related Dividends(5)	Short Term Capital Gain Dividends(6)	Foreign Tax Credit
KraneShares SSE Star Market 50 Index ETF
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
KraneShares Hang Seng TECH Index ETF
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
KraneShares China Innovation ETF
0.00%	24.69%	75.31%	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%	0.00%
KraneShares Global Carbon Transformation ETF
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
KraneShares Global Carbon Strategy ETF
0.00%	0.00%	100.00%	100.00%	0.05%	0.05%	0.00%	0.00%	0.00%	0.00%
KraneShares European Carbon Allowance Strategy ETF
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
KraneShares California Carbon Allowance Strategy ETF
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)    Return of capital is a payment received from the fund that is not considered to be taxable income. The return of capital distribution is considered to be a return of the investor’s original investment and reduces the investor’s cost basis in the fund.

(2)     Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(3)    The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(4)    “U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(5)     The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions that is exempt from U.S. withholding tax when paid for foreign investors.

(6)    The percentage in this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distributions that is exempt from U.S. withholding tax when paid for foreign investors.

Notice To Shareholders (Unaudited) (concluded)

(7)    The following Funds intend to pass through a foreign tax credit to their shareholders. For the fiscal year ended March 31, 2022, the total amount of foreign source income and amount of foreign tax to be paid is as follows:

KraneShares Funds	Foreign Source Income	Foreign Tax Credit Pass Through
KraneShares CICC China Leaders 100 Index ETF	$280,321	$36,967
KraneShares Bosera MSCI China A 50 Connect Index ETF	8,923,290	1,327,300
KraneShares MSCI All China Index ETF	349,487	31,000
KraneShares MSCI One Belt One Road Index ETF	360,958	46,586
KraneShares MSCI China Clean Technology Index ETF	40,314	820,582
KraneShares Electric Vehicles and Future Mobility Index ETF	244,154	3,815,428
KraneShares MSCI Emerging Markets ex China Index ETF	153,723	878,915
KraneShares MSCI China ESG Leaders Index ETF	151,707	10,647
KraneShares CICC China Consumer Leaders Index ETF	65,568	363,130

The allocable share of foreign tax credit will be reported on Form 1099-DIV.

Supplemental Information (Unaudited)

Net asset value, or “NAV”, is the price per Share at which the Funds issue and redeem Shares to Authorized Participants. It is calculated in accordance with the policies described in Note 2 in Notes to Financial Statements. The “Market Price” of the Funds generally is determined using closing price on the stock exchange on which the Shares of the Funds are listed for trading. The Funds’ Market Price may be at, above or below their NAV. The NAV of the Funds will fluctuate with changes in the market value of their holdings. The Market Price of the Funds will fluctuate in accordance with changes in their NAV, as well as market supply and demand of Fund Shares.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Funds on a given day, generally at the time NAV is calculated. A premium is the amount that the Funds are trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Funds are trading below the reported NAV, expressed as a percentage of the NAV. Shareholders may pay more than NAV when they buy Fund Shares and receive less than NAV when they sell those Shares, because Shares are bought and sold at Market Price.

Further information regarding premiums and discounts is available on the Funds’ website at http://kraneshares.com. The premium and discount information contained on the website represents past performance and cannot be used to predict future results.

KraneShares Trust:	Sub-Adviser:
280 Park Avenue 32nd Floor	Climate Finance Partners LLC
New York, NY 10017	251 Little Falls Drive
1-855-857-2638	Wilmington, DE 19808
http://kraneshares.com/

Investment Adviser:	Distributor:
Krane Funds Advisors, LLC	SEI Investments Distribution Co.
280 Park Avenue 32nd Floor	One Freedom Valley Drive
New York, NY 10017	Oaks, PA 19456

Sub-Adviser:	Administrator:
Bosera Asset Management (International) Co., Ltd.	SEI Investments Global Funds Services
Suite 4109	One Freedom Valley Drive
Jardine House	Oaks, PA 19456
One Connaught Place
Central, Hong Kong

Sub-Adviser:	Independent Registered Public Accounting Firm:
Nikko Asset Management Americas, Inc.	KPMG LLP
605 Third Avenue 38th Floor	1601 Market Street
New York, NY 10158	Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

KraneShares Trust:

280 Park Avenue, 32nd Floor

New York, NY 10017

KRS-AR-001-0900

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, controller or principal accounting officer or any person who performs a similar function. During the period covered by the report, there were no amendments to the code of ethics, and the Registrant did not grant any waivers from a provision of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert, John Ferguson, is an independent trustee as defined in Form N-CSR Item 3 (a) (2).

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		2022			2021
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$ 623,800	$0	N/A	$440,800	$0	N/A
(b)	Audit-Related Fees	$0	$0	N/A	$0	$0	N/A
(c)	Tax Fees(1)	$ 112,157	$0	N/A	$75,455	$0	N/A
(d)	All Other Fees	$0	$0	N/A	$0	$0	N/A

Notes:

(1) These services included tax return preparation and tax compliance for the Funds.

(e)(1) Pursuant to the requirements of the Sarbanes-Oxley Act of 2002, the SEC adopted Rule 2-01 under Regulation S-X, which, among other things, requires a fund’s audit committee to pre-approve certain audit and non-audit services that are provided by its independent auditors in order to ensure the auditors’ independence. The Registrant’s Board of Trustees has established an Audit Committee that has been charged with, among other things, assisting the Board of Trustees in its oversight of: the Registrant’s independent auditors; preapproving all audit and non-audit services provided by the Registrant’s independent auditors; the integrity of the Funds’ financial statements; the independent auditors’ qualifications and independence; and the use of appropriate accounting principles.

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows for KPMG:

	2022	2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)       Not applicable.

(g)       The aggregate non-audit fees and services billed by KPMG for the last two fiscal years were $0 and $0, respectively.

(h)       During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant's investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of the Registrant's Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Items 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee, which is composed of the Registrant's Independent Trustees, Messrs. Patrick Campo, John Ferguson and Matthew Stroyman.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certification as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KraneShares Trust

By:	/s/ Jonathan Krane
Jonathan Krane
Principal Executive Officer

Date: June 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan Krane
Jonathan Krane
Principal Executive Officer

Date: June 9, 2022

By:	/s/ Jonathan Krane
Jonathan Krane
Principal Financial Officer

Date: June 9, 2022